UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3785

Fidelity Advisor Series I

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2018

This report on Form N-CSR relates solely to the Registrant’s Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Series Equity Growth Fund, Fidelity Advisor Series Growth Opportunities Fund, Fidelity Advisor Series Small Cap Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Stock Selector Mid Cap Fund, and Fidelity Advisor Value Strategies Fund series (each, a “Fund” and collectively, the “Funds”).

Item 1.

Reports to Stockholders

Fidelity Advisor® Dividend Growth Fund Class A, Class M, Class C, Class I and Class Z Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(1.33)%	7.10%	14.29%
Class M (incl. 3.50% sales charge)	0.73%	7.34%	14.29%
Class C (incl. contingent deferred sales charge)	2.97%	7.55%	14.12%
Class I	4.93%	8.64%	15.28%
Class Z	5.10%	8.81%	15.38%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Dividend Growth Fund - Class A on November 30, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$38,035	Fidelity Advisor® Dividend Growth Fund - Class A
$38,109	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager Gordon Scott:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 4% to 5%, trailing the benchmark S&P 500®. Versus the benchmark, stock picking in the consumer discretionary and consumer staples sectors detracted most from fund performance. Positioning among industrials and health care stocks also weighed on the portfolio’s relative result, although to a lesser extent. At the individual stock level, avoiding Amazon.com made this key benchmark component the fund’s largest relative detractor. Despite its strong performance, an elevated valuation and lack of a dividend made the stock inappropriate for the fund, in my view. An underweighting in software giant Microsoft - which I sold - also detracted from our relative result, as did positioning in General Electric. Conversely, stock picking in communication services and financials lifted our relative result, as did choices in energy by a smaller margin. Not owning social network provider Facebook made this weak-performing index name the fund’s top relative contributor. Our sizable overweight positions and confidence in cable and media giant Comcast and in conglomerate Berkshire Hathaway also were rewarded during the period. Berkshire was the fund’s largest holding as of November 30 and a position I meaningfully added to this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2018, Gordon Scott became sole Portfolio Manager of the fund, after having served as Co-Manager alongside Ramona Persaud since April 2017.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Berkshire Hathaway, Inc. Class B	7.5
Comcast Corp. Class A	5.9
Exxon Mobil Corp.	3.8
Altria Group, Inc.	3.3
General Electric Co.	3.2
Verizon Communications, Inc.	2.9
Chevron Corp.	2.8
Johnson & Johnson	2.5
Apple, Inc.	2.4
Wells Fargo & Co.	2.1
36.4

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Financials	22.2
Industrials	15.2
Health Care	15.1
Communication Services	11.0
Consumer Staples	9.4

Asset Allocation (% of fund's net assets)

As of November 30, 2018 *
Stocks	94.5%
Short-Term Investments and Net Other Assets (Liabilities)	5.5%

 * Foreign investments - 2.7%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value (000s)
COMMUNICATION SERVICES - 11.0%
Diversified Telecommunication Services - 2.9%
Verizon Communications, Inc.	491,200	$29,619
Media - 8.1%
Comcast Corp. Class A	1,555,650	60,686
GCI Liberty, Inc. (a)	82,700	3,959
Interpublic Group of Companies, Inc.	401,600	9,438
Liberty Broadband Corp. Class A (a)	41,400	3,524
Omnicom Group, Inc.	83,100	6,396
		84,003

TOTAL COMMUNICATION SERVICES		113,622

CONSUMER DISCRETIONARY - 5.3%
Auto Components - 0.9%
BorgWarner, Inc.	65,000	2,573
Gentex Corp.	187,700	4,227
Lear Corp.	21,500	2,929
		9,729
Distributors - 0.9%
LKQ Corp. (a)	349,100	9,719
Diversified Consumer Services - 0.5%
H&R Block, Inc.	187,600	5,067
Household Durables - 2.0%
Lennar Corp.:
Class A	83,500	3,568
Class B	1,908	66
Mohawk Industries, Inc. (a)	40,900	5,238
NVR, Inc. (a)	4,900	12,005
		20,877
Multiline Retail - 0.7%
Dollar Tree, Inc. (a)	77,200	6,699
Specialty Retail - 0.3%
AutoZone, Inc. (a)	3,500	2,832

TOTAL CONSUMER DISCRETIONARY		54,923

CONSUMER STAPLES - 9.4%
Food & Staples Retailing - 1.1%
Walgreens Boots Alliance, Inc.	126,900	10,745
Food Products - 2.3%
Ingredion, Inc.	48,600	5,077
The Hershey Co.	50,100	5,426
The Kraft Heinz Co.	262,800	13,434
		23,937
Household Products - 1.6%
Kimberly-Clark Corp.	80,300	9,264
Spectrum Brands Holdings, Inc.	144,514	7,136
		16,400
Tobacco - 4.4%
Altria Group, Inc.	619,213	33,951
Philip Morris International, Inc.	133,700	11,569
		45,520

TOTAL CONSUMER STAPLES		96,602

ENERGY - 6.6%
Oil, Gas & Consumable Fuels - 6.6%
Chevron Corp.	243,990	29,020
Exxon Mobil Corp.	486,322	38,663
		67,683
FINANCIALS - 22.2%
Banks - 8.9%
Bank of America Corp.	680,203	19,318
JPMorgan Chase & Co.	89,893	9,995
M&T Bank Corp.	70,300	11,881
PNC Financial Services Group, Inc.	98,600	13,388
Signature Bank	18,200	2,245
U.S. Bancorp	241,500	13,152
Wells Fargo & Co.	396,190	21,505
		91,484
Capital Markets - 0.3%
Oaktree Capital Group LLC Class A	78,100	3,235
Consumer Finance - 0.9%
American Express Co.	86,200	9,678
Imperial Holdings, Inc. warrants 4/11/19 (a)	4,481	0
		9,678
Diversified Financial Services - 7.5%
Berkshire Hathaway, Inc. Class B (a)	352,100	76,841
Insurance - 4.6%
Allstate Corp.	73,800	6,582
Chubb Ltd.	95,100	12,719
The Travelers Companies, Inc.	140,400	18,304
Torchmark Corp.	117,500	10,153
		47,758

TOTAL FINANCIALS		228,996

HEALTH CARE - 15.1%
Biotechnology - 1.0%
Amgen, Inc.	28,037	5,839
Gilead Sciences, Inc.	59,900	4,309
		10,148
Health Care Providers & Services - 9.5%
AmerisourceBergen Corp.	51,700	4,596
Anthem, Inc.	59,400	17,230
Cardinal Health, Inc.	113,700	6,234
Cigna Corp.	70,600	15,771
CVS Health Corp.	216,900	17,395
Express Scripts Holding Co. (a)	13,600	1,380
McKesson Corp.	34,000	4,233
Quest Diagnostics, Inc.	95,100	8,423
UnitedHealth Group, Inc.	57,400	16,150
Universal Health Services, Inc. Class B	45,500	6,279
		97,691
Pharmaceuticals - 4.6%
Bayer AG	94,400	6,927
Bristol-Myers Squibb Co.	95,700	5,116
Johnson & Johnson	173,302	25,458
Pfizer, Inc.	211,400	9,773
		47,274

TOTAL HEALTH CARE		155,113

INDUSTRIALS - 15.2%
Aerospace & Defense - 0.6%
United Technologies Corp.	54,200	6,604
Air Freight & Logistics - 1.4%
United Parcel Service, Inc. Class B	130,400	15,034
Airlines - 1.3%
Delta Air Lines, Inc.	145,500	8,833
Southwest Airlines Co.	76,800	4,194
		13,027
Commercial Services & Supplies - 0.4%
Deluxe Corp.	79,800	4,018
Electrical Equipment - 0.5%
Acuity Brands, Inc.	38,000	4,941
Industrial Conglomerates - 3.2%
General Electric Co.	4,418,600	33,140
Machinery - 3.9%
Allison Transmission Holdings, Inc.	87,143	4,105
Cummins, Inc.	40,600	6,133
PACCAR, Inc.	161,900	10,073
Snap-On, Inc.	58,400	9,708
WABCO Holdings, Inc. (a)	85,400	10,372
		40,391
Professional Services - 0.3%
Dun & Bradstreet Corp.	19,300	2,770
Road & Rail - 3.6%
Knight-Swift Transportation Holdings, Inc. Class A	340,300	11,795
Norfolk Southern Corp.	56,300	9,613
Union Pacific Corp.	99,700	15,332
		36,740

TOTAL INDUSTRIALS		156,665

INFORMATION TECHNOLOGY - 7.2%
Communications Equipment - 0.7%
Cisco Systems, Inc.	148,479	7,108
IT Services - 1.5%
Amdocs Ltd.	131,200	8,516
IBM Corp.	52,500	6,524
		15,040
Semiconductors & Semiconductor Equipment - 0.5%
Applied Materials, Inc.	59,000	2,200
KLA-Tencor Corp.	16,200	1,597
Lam Research Corp.	10,200	1,601
		5,398
Software - 1.8%
Oracle Corp.	371,800	18,129
Technology Hardware, Storage & Peripherals - 2.7%
Apple, Inc.	141,724	25,309
HP, Inc.	130,000	2,990
		28,299

TOTAL INFORMATION TECHNOLOGY		73,974

MATERIALS - 1.1%
Chemicals - 1.1%
DowDuPont, Inc.	189,700	10,974
REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
CorePoint Lodging, Inc.	120,500	1,695
UTILITIES - 1.2%
Electric Utilities - 1.2%
PPL Corp.	400,100	12,239
TOTAL COMMON STOCKS
(Cost $899,517)		972,486

Money Market Funds - 6.0%
Fidelity Cash Central Fund, 2.27% (b)
(Cost $62,083)	62,071,459	62,084
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $961,600)		1,034,570
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(5,387)
NET ASSETS - 100%		$1,029,183

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$942
Fidelity Securities Lending Cash Central Fund	15
Total	$957

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$113,622	$113,622	$--	$--
Consumer Discretionary	54,923	54,923	--	--
Consumer Staples	96,602	96,602	--	--
Energy	67,683	67,683	--	--
Financials	228,996	228,996	--	--
Health Care	155,113	148,186	6,927	--
Industrials	156,665	156,665	--	--
Information Technology	73,974	73,974	--	--
Materials	10,974	10,974	--	--
Real Estate	1,695	1,695	--	--
Utilities	12,239	12,239	--	--
Money Market Funds	62,084	62,084	--	--
Total Investments in Securities:	$1,034,570	$1,027,643	$6,927	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $899,517)	$972,486
Fidelity Central Funds (cost $62,083)	62,084
Total Investment in Securities (cost $961,600)		$1,034,570
Receivable for fund shares sold		282
Dividends receivable		2,571
Distributions receivable from Fidelity Central Funds		107
Prepaid expenses		2
Other receivables		65
Total assets		1,037,597
Liabilities
Payable for investments purchased	$6,146
Payable for fund shares redeemed	1,351
Accrued management fee	318
Distribution and service plan fees payable	337
Other affiliated payables	192
Other payables and accrued expenses	70
Total liabilities		8,414
Net Assets		$1,029,183
Net Assets consist of:
Paid in capital		$818,265
Total distributable earnings (loss)		210,918
Net Assets		$1,029,183
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($353,310 ÷ 19,661.9 shares)		$17.97
Maximum offering price per share (100/94.25 of $17.97)		$19.07
Class M:
Net Asset Value and redemption price per share ($362,600 ÷ 20,308.1 shares)		$17.85
Maximum offering price per share (100/96.50 of $17.85)		$18.50
Class C:
Net Asset Value and offering price per share ($137,002 ÷ 8,095.9 shares)(a)		$16.92
Class I:
Net Asset Value, offering price and redemption price per share ($165,796 ÷ 8,738.4 shares)		$18.97
Class Z:
Net Asset Value, offering price and redemption price per share ($10,475 ÷ 543.3 shares)		$19.28

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$24,367
Interest		32
Income from Fidelity Central Funds		957
Total income		25,356
Expenses
Management fee
Basic fee	$5,675
Performance adjustment	(2,007)
Transfer agent fees	2,012
Distribution and service plan fees	4,213
Accounting and security lending fees	347
Custodian fees and expenses	46
Independent trustees' fees and expenses	5
Registration fees	86
Audit	68
Legal	8
Miscellaneous	7
Total expenses before reductions	10,460
Expense reductions	(113)
Total expenses after reductions		10,347
Net investment income (loss)		15,009
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	140,487
Fidelity Central Funds	1
Foreign currency transactions	(9)
Total net realized gain (loss)		140,479
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(109,063)
Fidelity Central Funds	(2)
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		(109,069)
Net gain (loss)		31,410
Net increase (decrease) in net assets resulting from operations		$46,419

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,009	$12,222
Net realized gain (loss)	140,479	158,486
Change in net unrealized appreciation (depreciation)	(109,069)	13,915
Net increase (decrease) in net assets resulting from operations	46,419	184,623
Distributions to shareholders	(155,466)	–
Distributions to shareholders from net investment income	–	(10,211)
Total distributions	(155,466)	(10,211)
Share transactions - net increase (decrease)	51,408	(73,859)
Total increase (decrease) in net assets	(57,639)	100,553
Net Assets
Beginning of period	1,086,822	986,269
End of period	$1,029,183	$1,086,822
Other Information
Undistributed net investment income end of period		$11,166

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Dividend Growth Fund Class A

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$20.01	$16.90	$17.35	$19.65	$17.23
Income from Investment Operations
Net investment income (loss)A	.28	.25	.21	.20	.23B
Net realized and unrealized gain (loss)	.58	3.07	.46	(.34)C	2.29
Total from investment operations	.86	3.32	.67	(.14)	2.52
Distributions from net investment income	(.26)	(.21)	(.18)	(.19)	(.09)
Distributions from net realized gain	(2.65)	–	(.94)	(1.96)	(.01)
Total distributions	(2.90)D	(.21)	(1.12)	(2.16)E	(.10)
Net asset value, end of period	$17.97	$20.01	$16.90	$17.35	$19.65
Total ReturnF,G	4.69%	19.81%	4.36%	(.41)%C	14.70%
Ratios to Average Net AssetsH,I
Expenses before reductions	.84%	.85%	.90%	1.01%	.94%
Expenses net of fee waivers, if any	.84%	.85%	.90%	1.00%	.94%
Expenses net of all reductions	.83%	.84%	.90%	1.00%	.94%
Net investment income (loss)	1.58%	1.36%	1.33%	1.13%	1.29%B
Supplemental Data
Net assets, end of period (in millions)	$353	$376	$355	$356	$386
Portfolio turnover rateJ	110%	73%	31%	56%	106%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.07%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.51)%.

 D Total distributions of $2.90 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $2.648 per share.

 E Total distributions of $2.16 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $1.962 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Dividend Growth Fund Class M

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.90	$16.81	$17.25	$19.55	$17.15
Income from Investment Operations
Net investment income (loss)A	.24	.20	.17	.15	.19B
Net realized and unrealized gain (loss)	.57	3.05	.47	(.34)C	2.27
Total from investment operations	.81	3.25	.64	(.19)	2.46
Distributions from net investment income	(.21)	(.16)	(.14)	(.15)	(.06)
Distributions from net realized gain	(2.65)	–	(.94)	(1.96)	(.01)
Total distributions	(2.86)	(.16)	(1.08)	(2.11)	(.06)D
Net asset value, end of period	$17.85	$19.90	$16.81	$17.25	$19.55
Total ReturnE,F	4.38%	19.50%	4.15%	(.67)%C	14.41%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.09%	1.09%	1.14%	1.24%	1.18%
Expenses net of fee waivers, if any	1.09%	1.09%	1.14%	1.24%	1.18%
Expenses net of all reductions	1.08%	1.09%	1.14%	1.24%	1.17%
Net investment income (loss)	1.33%	1.11%	1.09%	.89%	1.05%B
Supplemental Data
Net assets, end of period (in millions)	$363	$374	$351	$372	$412
Portfolio turnover rateI	110%	73%	31%	56%	106%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .83%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.77)%.

 D Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.007 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Dividend Growth Fund Class C

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.00	$16.06	$16.53	$18.82	$16.54
Income from Investment Operations
Net investment income (loss)A	.14	.10	.09	.06	.09B
Net realized and unrealized gain (loss)	.54	2.92	.44	(.32)C	2.20
Total from investment operations	.68	3.02	.53	(.26)	2.29
Distributions from net investment income	(.12)	(.08)	(.06)	(.06)	–
Distributions from net realized gain	(2.65)	–	(.94)	(1.96)	(.01)
Total distributions	(2.76)D	(.08)	(1.00)	(2.03)E	(.01)
Net asset value, end of period	$16.92	$19.00	$16.06	$16.53	$18.82
Total ReturnF,G	3.86%	18.88%	3.58%	(1.16)%C	13.83%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.61%	1.61%	1.66%	1.76%	1.69%
Expenses net of fee waivers, if any	1.61%	1.61%	1.66%	1.76%	1.69%
Expenses net of all reductions	1.60%	1.61%	1.66%	1.76%	1.69%
Net investment income (loss)	.81%	.59%	.57%	.37%	.54%B
Supplemental Data
Net assets, end of period (in millions)	$137	$160	$154	$167	$179
Portfolio turnover rateJ	110%	73%	31%	56%	106%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .32%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (1.26)%.

 D Total distributions of $2.76 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $2.648 per share.

 E Total distributions of $2.03 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $1.962 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Dividend Growth Fund Class I

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$20.97	$17.70	$18.12	$20.42	$17.91
Income from Investment Operations
Net investment income (loss)A	.34	.30	.26	.25	.29B
Net realized and unrealized gain (loss)	.61	3.21	.49	(.35)C	2.37
Total from investment operations	.95	3.51	.75	(.10)	2.66
Distributions from net investment income	(.30)	(.24)	(.22)	(.24)	(.14)
Distributions from net realized gain	(2.65)	–	(.94)	(1.96)	(.01)
Total distributions	(2.95)	(.24)	(1.17)D	(2.20)	(.15)
Net asset value, end of period	$18.97	$20.97	$17.70	$18.12	$20.42
Total ReturnE	4.93%	20.07%	4.60%	(.14)%C	14.99%
Ratios to Average Net AssetsF,G
Expenses before reductions	.60%	.61%	.67%	.76%	.69%
Expenses net of fee waivers, if any	.60%	.61%	.67%	.76%	.69%
Expenses net of all reductions	.59%	.60%	.66%	.76%	.69%
Net investment income (loss)	1.82%	1.59%	1.57%	1.37%	1.54%B
Supplemental Data
Net assets, end of period (in millions)	$166	$170	$123	$125	$131
Portfolio turnover rateH	110%	73%	31%	56%	106%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.32%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.24)%.

 D Total distributions of $1.17 per share is comprised of distributions from net investment income of $.224 and distributions from net realized gain of $.941 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Dividend Growth Fund Class Z

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$21.27	$17.95	$18.36	$20.44	$17.92
Income from Investment Operations
Net investment income (loss)A	.38	.34	.29	.28	.31B
Net realized and unrealized gain (loss)	.62	3.24	.50	(.35)C	2.38
Total from investment operations	1.00	3.58	.79	(.07)	2.69
Distributions from net investment income	(.34)	(.26)	(.26)	(.05)	(.17)
Distributions from net realized gain	(2.65)	–	(.94)	(1.96)	(.01)
Total distributions	(2.99)	(.26)	(1.20)	(2.01)	(.17)D
Net asset value, end of period	$19.28	$21.27	$17.95	$18.36	$20.44
Total ReturnE	5.10%	20.21%	4.80%	(.01)%C	15.20%
Ratios to Average Net AssetsF,G
Expenses before reductions	.45%	.45%	.49%	.59%	.52%
Expenses net of fee waivers, if any	.45%	.45%	.49%	.59%	.52%
Expenses net of all reductions	.44%	.44%	.49%	.59%	.52%
Net investment income (loss)	1.98%	1.76%	1.74%	1.54%	1.71%B
Supplemental Data
Net assets, end of period (in millions)	$10	$7	$2	$9	$–
Portfolio turnover rateH	110%	73%	31%	56%	106%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.49%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been (.11)%.

 D Total distributions of $.17 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $.007 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$112,321
Gross unrealized depreciation	(42,140)
Net unrealized appreciation (depreciation)	$70,181
Tax Cost	$964,389

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$33,011
Undistributed long-term capital gain	$107,726
Net unrealized appreciation (depreciation) on securities and other investments	$70,182

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$12,196	$ 10,211
Long-term Capital Gains	143,270	–
Total	$155,466	$ 10,211

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,098,683 and $1,170,442, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .35% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$911	$15
Class M	.25%	.25%	1,843	21
Class C	.75%	.25%	1,459	81
			$4,213	$ 117

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$63
Class M	15
Class C(a)	7
$85

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$691.19
Class M	688.19
Class C	303.21
Class I	326.20
Class Z	4.05
	$2,012

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $29 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $11.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $15, including less than five hundred dollars from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $102 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Class A	$53,981	$–
Class M	53,571	–
Class C	23,071	–
Class I	23,769	–
Class Z	1,074	–
Total	$155,466	$–
From net investment income
Class A	$–	$4,338
Class M	–	3,360
Class C	–	762
Class I	–	1,715
Class Z	–	36
Total	$–	$10,211

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018	Year ended November 30, 2017	Year ended November 30, 2018	Year ended November 30, 2017
Class A
Shares sold	2,356	1,978	$42,190	$35,475
Reinvestment of distributions	2,930	236	51,334	4,055
Shares redeemed	(4,414)	(4,436)	(78,366)	(80,259)
Net increase (decrease)	872	(2,222)	$15,158	$(40,729)
Class M
Shares sold	3,096	2,724	$54,768	$48,944
Reinvestment of distributions	3,022	191	52,730	3,277
Shares redeemed	(4,622)	(5,008)	(81,811)	(90,160)
Net increase (decrease)	1,496	(2,093)	$25,687	$(37,939)
Class C
Shares sold	705	621	$11,901	$10,664
Reinvestment of distributions	1,270	41	21,110	674
Shares redeemed	(2,281)	(1,840)	(38,527)	(31,830)
Net increase (decrease)	(306)	(1,178)	$(5,516)	$(20,492)
Class I
Shares sold	1,553	2,821	$29,414	$53,367
Reinvestment of distributions	1,201	89	22,163	1,608
Shares redeemed	(2,115)	(1,786)	(39,588)	(33,740)
Net increase (decrease)	639	1,124	$11,989	$21,235
Class Z
Shares sold	234	343	$4,538	$6,879
Reinvestment of distributions	54	2	1,003	36
Shares redeemed	(77)	(150)	(1,451)	(2,849)
Net increase (decrease)	211	195	$4,090	$4,066

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Dividend Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Dividend Growth Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the "Fund") as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the five years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Class A	.84%
Actual		$1,000.00	$1,052.70	$4.32
Hypothetical-C		$1,000.00	$1,020.86	$4.26
Class M	1.09%
Actual		$1,000.00	$1,051.20	$5.60
Hypothetical-C		$1,000.00	$1,019.60	$5.52
Class C	1.61%
Actual		$1,000.00	$1,049.00	$8.27
Hypothetical-C		$1,000.00	$1,017.00	$8.14
Class I	.60%
Actual		$1,000.00	$1,053.90	$3.09
Hypothetical-C		$1,000.00	$1,022.06	$3.04
Class Z	.45%
Actual		$1,000.00	$1,055.30	$2.32
Hypothetical-C		$1,000.00	$1,022.81	$2.28

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Dividend Growth Fund
Class A	12/27/18	12/26/18	$0.269	$2.268
Class M	12/27/18	12/26/18	$0.227	$2.268
Class C	12/27/18	12/26/18	$0.136	$2.268
Class I	12/27/18	12/26/18	$0.313	$2.268
Class Z	12/27/18	12/26/18	$0.344	$2.268

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $107,725,547, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Dividend Growth Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

ADGF-ANN-0119
1.733548.119

Fidelity Advisor® Equity Growth Fund Class A, Class M, Class C, Class I and Class Z Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	2.15%	11.03%	14.84%
Class M (incl. 3.50% sales charge)	4.29%	11.29%	14.88%
Class C (incl. contingent deferred sales charge)	6.55%	11.49%	14.66%
Class I	8.65%	12.65%	15.88%
Class Z	8.80%	12.81%	15.97%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Growth Fund - Class A on November 30, 2008 and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$39,913	Fidelity Advisor® Equity Growth Fund - Class A
$45,893	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Lead Portfolio Manager Jason Weiner:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 8% to 9%, about in line with the 8.14% result of the benchmark Russell 3000® Growth Index. Choices and a sizable overweighting in the information technology sector’s software & services industry boosted the fund’s performance versus the benchmark most, as stocks in higher-growth industries rallied for much of the 12-month period. Meanwhile, positioning in the materials sector held back the fund’s relative result. At the stock level, a significant overweighting in publishing software maker Adobe added more value than any other fund position. The market rewarded the company's strong growth this period, with the stock gaining about 38%. Our sizable position in e-tailer Amazon.com rose about 44% for the fund, as the firm continued to grow market share. The company reported strong quarterly profits, largely driven by Amazon Web Services and its emerging advertising business. Conversely, Charles Schwab, a large fund holding during the period, was the fund’s biggest relative detractor. Shares of the bank and brokerage firm returned about -7%, in part due to competition concerns as well as a broader equity market correction that pulled down financials stocks late in the period. An overweighting in Insmed, a biopharmaceutical firm focused on treatments for rare diseases, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Microsoft Corp.	7.2
Alphabet, Inc. Class A	6.5
Amazon.com, Inc.	6.1
Apple, Inc.	3.6
Visa, Inc. Class A	3.3
Adobe, Inc.	2.9
Home Depot, Inc.	2.8
Charles Schwab Corp.	2.5
American Tower Corp.	2.1
CME Group, Inc.	2.1
39.1

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Information Technology	32.9
Consumer Discretionary	15.7
Health Care	14.8
Communication Services	10.7
Financials	7.6

Asset Allocation (% of fund's net assets)

As of November 30, 2018*
Stocks	99.3%
Convertible Securities	0.9%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.2)%

 * Foreign investments - 11.9%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (000s)
COMMUNICATION SERVICES - 9.9%
Entertainment - 0.8%
Activision Blizzard, Inc.	256,200	$12,779
Electronic Arts, Inc. (a)	155,645	13,085
		25,864
Interactive Media & Services - 8.1%
Alphabet, Inc. Class A (a)	183,550	203,676
Facebook, Inc. Class A (a)	157,900	22,202
Tencent Holdings Ltd.	720,200	28,793
		254,671
Media - 1.0%
Charter Communications, Inc. Class A (a)	101,100	33,282

TOTAL COMMUNICATION SERVICES		313,817

CONSUMER DISCRETIONARY - 15.7%
Diversified Consumer Services - 1.0%
Grand Canyon Education, Inc. (a)	195,000	23,860
Laureate Education, Inc. Class A (a)	479,600	7,074
		30,934
Hotels, Restaurants & Leisure - 1.4%
Domino's Pizza, Inc.	48,100	13,339
McDonald's Corp.	109,700	20,680
Wingstop, Inc.	149,500	9,810
		43,829
Household Durables - 1.0%
D.R. Horton, Inc.	425,800	15,848
NVR, Inc. (a)	6,750	16,538
		32,386
Internet & Direct Marketing Retail - 7.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	111,900	18,000
Amazon.com, Inc. (a)	114,600	193,693
MercadoLibre, Inc.	36,700	12,917
Stamps.com, Inc. (a)	135,868	23,296
		247,906
Media - 0.0%
China Literature Ltd. (a)(b)	569	3
Specialty Retail - 3.7%
Home Depot, Inc.	486,744	87,770
Ross Stores, Inc.	78,300	6,859
Ulta Beauty, Inc. (a)	70,300	20,935
		115,564
Textiles, Apparel & Luxury Goods - 0.8%
LVMH Moet Hennessy - Louis Vuitton SA (c)	65,777	18,806
Michael Kors Holdings Ltd. (a)	135,300	5,919
Pinduoduo, Inc. ADR (c)	26,300	604
		25,329

TOTAL CONSUMER DISCRETIONARY		495,951

CONSUMER STAPLES - 3.9%
Beverages - 1.6%
Constellation Brands, Inc. Class A (sub. vtg.)	67,000	13,116
Fever-Tree Drinks PLC	176,727	5,387
Kweichow Moutai Co. Ltd. (A Shares)	82,313	6,682
Monster Beverage Corp. (a)	140,400	8,379
Pernod Ricard SA	49,600	7,929
Pernod Ricard SA ADR	241,700	7,743
		49,236
Food Products - 0.5%
McCormick & Co., Inc. (non-vtg.)	66,800	10,020
The Simply Good Foods Co. (a)	254,700	5,176
		15,196
Household Products - 0.5%
Energizer Holdings, Inc.	358,300	16,063
Personal Products - 1.3%
Estee Lauder Companies, Inc. Class A	142,600	20,343
Unilever NV (NY Reg.)	403,100	22,376
		42,719

TOTAL CONSUMER STAPLES		123,214

ENERGY - 2.8%
Oil, Gas & Consumable Fuels - 2.8%
Anadarko Petroleum Corp.	135,200	7,152
Cheniere Energy, Inc. (a)	796,700	48,694
Range Resources Corp.	873,800	12,714
Reliance Industries Ltd.	1,196,761	20,061
		88,621
FINANCIALS - 7.4%
Banks - 2.2%
First Republic Bank	254,900	25,273
HDFC Bank Ltd.	68,446	2,094
HDFC Bank Ltd. sponsored ADR	172,300	17,475
M&T Bank Corp.	145,800	24,642
Metro Bank PLC (a)	50,300	1,347
		70,831
Capital Markets - 5.1%
Charles Schwab Corp.	1,773,300	79,444
CME Group, Inc.	339,854	64,599
JMP Group, Inc.	141,100	693
MSCI, Inc.	6,700	1,053
The Blackstone Group LP	488,700	16,484
		162,273
Diversified Financial Services - 0.1%
Prosegur Cash SA (b)	857,500	1,813

TOTAL FINANCIALS		234,917

HEALTH CARE - 14.7%
Biotechnology - 3.4%
AC Immune SA (a)	244,700	2,721
Acceleron Pharma, Inc. (a)	68,600	3,631
Affimed NV (a)(c)	351,408	1,574
Alexion Pharmaceuticals, Inc. (a)	127,500	15,702
Biogen, Inc. (a)	106,000	35,374
Calyxt, Inc. (a)	179,700	2,070
Cytokinetics, Inc. (a)	270,110	2,123
Gamida Cell Ltd. (a)	34,700	535
Insmed, Inc. (a)	741,220	13,275
Prothena Corp. PLC (a)	166,900	2,004
Rubius Therapeutics, Inc.	32,000	684
Vertex Pharmaceuticals, Inc. (a)	163,964	29,643
		109,336
Health Care Equipment & Supplies - 5.7%
Becton, Dickinson & Co.	230,400	58,234
Boston Scientific Corp. (a)	799,100	30,102
Danaher Corp.	208,614	22,852
Intuitive Surgical, Inc. (a)	110,500	58,661
ResMed, Inc.	98,000	10,955
		180,804
Health Care Providers & Services - 1.2%
Elanco Animal Health, Inc.	16,200	541
National Vision Holdings, Inc. (a)	10,800	397
Neuronetics, Inc.	47,800	853
UnitedHealth Group, Inc.	126,400	35,564
		37,355
Health Care Technology - 0.3%
Veeva Systems, Inc. Class A (a)	100,700	9,683
Life Sciences Tools & Services - 0.7%
Codexis, Inc. (a)	143,400	3,143
Mettler-Toledo International, Inc. (a)	22,100	14,070
Sartorius Stedim Biotech	49,000	4,959
		22,172
Pharmaceuticals - 3.4%
AstraZeneca PLC sponsored ADR	1,224,700	48,768
Mallinckrodt PLC (a)	310,000	7,375
Mylan NV (a)	403,400	13,659
Novartis AG sponsored ADR	177,500	16,247
Perrigo Co. PLC	324,900	20,235
		106,284

TOTAL HEALTH CARE		465,634

INDUSTRIALS - 6.4%
Aerospace & Defense - 0.4%
TransDigm Group, Inc. (a)	33,377	12,071
Commercial Services & Supplies - 0.7%
Copart, Inc. (a)	420,000	21,496
Electrical Equipment - 2.0%
AMETEK, Inc.	306,400	22,499
Fortive Corp.	400,407	30,459
Nidec Corp.	72,800	9,697
		62,655
Industrial Conglomerates - 0.5%
Roper Technologies, Inc.	50,169	14,930
Machinery - 1.7%
Allison Transmission Holdings, Inc.	687,000	32,365
Gardner Denver Holdings, Inc. (a)	846,000	20,939
		53,304
Professional Services - 1.1%
IHS Markit Ltd. (a)	304,100	16,230
TransUnion Holding Co., Inc.	315,000	20,340
		36,570

TOTAL INDUSTRIALS		201,026

INFORMATION TECHNOLOGY - 32.9%
Electronic Equipment & Components - 0.6%
Amphenol Corp. Class A	87,300	7,677
Zebra Technologies Corp. Class A (a)	60,000	10,788
		18,465
IT Services - 9.2%
Adyen BV	6,100	3,156
Elastic NV	3,100	221
Fidelity National Information Services, Inc.	257,300	27,776
Global Payments, Inc.	192,100	21,479
GoDaddy, Inc. (a)	329,000	21,471
MasterCard, Inc. Class A	121,000	24,329
Okta, Inc. (a)	56,600	3,603
PayPal Holdings, Inc. (a)	466,700	40,048
Shopify, Inc. Class A (a)	78,700	11,979
VeriSign, Inc. (a)	156,200	24,377
Visa, Inc. Class A	744,432	105,493
Wix.com Ltd. (a)	80,000	7,534
		291,466
Semiconductors & Semiconductor Equipment - 3.5%
ASML Holding NV	83,400	14,291
Broadcom, Inc.	58,000	13,770
Cree, Inc. (a)	114,900	5,072
Maxim Integrated Products, Inc.	274,128	15,329
Monolithic Power Systems, Inc.	66,832	8,827
NVIDIA Corp.	186,900	30,545
NXP Semiconductors NV	95,200	7,937
Semtech Corp. (a)	270,500	14,428
		110,199
Software - 16.0%
Adobe, Inc. (a)	365,400	91,675
Autodesk, Inc. (a)	147,800	21,357
Black Knight, Inc. (a)	331,700	15,039
DocuSign, Inc.	188,800	7,884
Intuit, Inc.	154,300	33,102
Microsoft Corp.	2,043,300	226,579
Pluralsight, Inc. (c)	67,400	1,624
Red Hat, Inc. (a)	178,500	31,873
Salesforce.com, Inc. (a)	338,392	48,309
SolarWinds, Inc. (a)	505,100	8,036
Splunk, Inc. (a)	96,600	10,793
Upwork, Inc.	7,700	143
Zscaler, Inc. (a)(c)	227,600	8,936
		505,350
Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc.	635,200	113,434

TOTAL INFORMATION TECHNOLOGY		1,038,914

MATERIALS - 3.3%
Chemicals - 3.0%
CF Industries Holdings, Inc.	291,000	12,277
DowDuPont, Inc.	639,200	36,978
Sherwin-Williams Co.	44,000	18,659
The Chemours Co. LLC	429,700	12,238
Umicore SA	357,628	15,515
		95,667
Containers & Packaging - 0.3%
Aptargroup, Inc.	75,800	7,887

TOTAL MATERIALS		103,554

REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.1%
American Tower Corp.	394,000	64,809
TOTAL COMMON STOCKS
(Cost $2,187,692)		3,130,457

Preferred Stocks - 1.1%
Convertible Preferred Stocks - 0.9%
COMMUNICATION SERVICES - 0.8%
Interactive Media & Services - 0.8%
Uber Technologies, Inc. Series D, 8.00% (a)(d)(e)	485,012	23,654
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
Blu Homes, Inc. Series A, 5.00% (a)(d)(e)	875,350	18
HEALTH CARE - 0.1%
Biotechnology - 0.1%
BioNTech AG Series A (d)(e)	13,034	3,746
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(d)(e)	105,425	102

TOTAL CONVERTIBLE PREFERRED STOCKS		27,520

Nonconvertible Preferred Stocks - 0.2%
FINANCIALS - 0.2%
Banks - 0.2%
Itau Unibanco Holding SA sponsored ADR	713,850	6,660
TOTAL PREFERRED STOCKS
(Cost $21,088)		34,180

Money Market Funds - 0.9%
Fidelity Securities Lending Cash Central Fund 2.27% (f)
(Cost $27,992)	27,988,780	27,992
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $2,236,772)		3,192,629
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(34,367)
NET ASSETS - 100%		$3,158,262

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,816,000 or 0.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $27,520,000 or 0.9% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
AppNexus, Inc. Series E (Escrow)	8/1/14	$190
BioNTech AG Series A	12/29/17	$2,855
Blu Homes, Inc. Series A, 5.00%	6/21/13	$4,044
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$7,524

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$622
Fidelity Securities Lending Cash Central Fund	99
Total	$721

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$337,471	$285,024	$28,793	$23,654
Consumer Discretionary	495,969	495,951	--	18
Consumer Staples	123,214	123,214	--	--
Energy	88,621	88,621	--	--
Financials	241,577	239,483	2,094	--
Health Care	469,380	465,634	--	3,746
Industrials	201,026	201,026	--	--
Information Technology	1,039,016	1,038,914	--	102
Materials	103,554	103,554	--	--
Real Estate	64,809	64,809	--	--
Money Market Funds	27,992	27,992	--	--
Total Investments in Securities:	$3,192,629	$3,134,222	$30,887	$27,520

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.1%
Netherlands	1.8%
United Kingdom	1.8%
Cayman Islands	1.5%
France	1.3%
India	1.2%
Ireland	1.0%
Others (Individually Less Than 1%)	3.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $26,616) — See accompanying schedule: Unaffiliated issuers (cost $2,208,780)	$3,164,637
Fidelity Central Funds (cost $27,992)	27,992
Total Investment in Securities (cost $2,236,772)		$3,192,629
Receivable for investments sold		7,703
Receivable for fund shares sold		990
Dividends receivable		3,917
Distributions receivable from Fidelity Central Funds		49
Prepaid expenses		5
Other receivables		203
Total assets		3,205,496
Liabilities
Payable to custodian bank	$787
Payable for investments purchased	12,026
Payable for fund shares redeemed	3,374
Accrued management fee	1,401
Distribution and service plan fees payable	888
Other affiliated payables	550
Other payables and accrued expenses	221
Collateral on securities loaned	27,987
Total liabilities		47,234
Net Assets		$3,158,262
Net Assets consist of:
Paid in capital		$2,018,168
Total distributable earnings (loss)		1,140,094
Net Assets		$3,158,262
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($864,759 ÷ 73,067 shares)		$11.84
Maximum offering price per share (100/94.25 of $11.84)		$12.56
Class M:
Net Asset Value and redemption price per share ($1,332,287 ÷ 114,738 shares)		$11.61
Maximum offering price per share (100/96.50 of $11.61)		$12.03
Class C:
Net Asset Value and offering price per share ($195,708 ÷ 19,432 shares)(a)		$10.07
Class I:
Net Asset Value, offering price and redemption price per share ($678,813 ÷ 52,308 shares)		$12.98
Class Z:
Net Asset Value, offering price and redemption price per share ($86,695 ÷ 6,635 shares)		$13.07

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$29,186
Income from Fidelity Central Funds		721
Total income		29,907
Expenses
Management fee	$17,536
Transfer agent fees	5,726
Distribution and service plan fees	11,258
Accounting and security lending fees	955
Custodian fees and expenses	73
Independent trustees' fees and expenses	16
Registration fees	116
Audit	71
Legal	9
Interest	2
Miscellaneous	23
Total expenses before reductions	35,785
Expense reductions	(236)
Total expenses after reductions		35,549
Net investment income (loss)		(5,642)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	204,097
Fidelity Central Funds	2
Foreign currency transactions	(46)
Total net realized gain (loss)		204,053
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	53,669
Assets and liabilities in foreign currencies	(3)
Total change in net unrealized appreciation (depreciation)		53,666
Net gain (loss)		257,719
Net increase (decrease) in net assets resulting from operations		$252,077

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(5,642)	$(6,082)
Net realized gain (loss)	204,053	354,388
Change in net unrealized appreciation (depreciation)	53,666	508,546
Net increase (decrease) in net assets resulting from operations	252,077	856,852
Distributions to shareholders	(337,553)	–
Distributions to shareholders from net realized gain	–	(153,216)
Total distributions	(337,553)	(153,216)
Share transactions - net increase (decrease)	111,564	(131,973)
Total increase (decrease) in net assets	26,088	571,663
Net Assets
Beginning of period	3,132,174	2,560,511
End of period	$3,158,262	$3,132,174
Other Information
Accumulated net investment loss end of period		$(162)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Equity Growth Fund Class A

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share DataA
Net asset value, beginning of period	$12.26	$9.61	$9.88	$9.38	$8.09
Income from Investment Operations
Net investment income (loss)B	(.01)	(.01)	(.02)	(.01)	(.01)
Net realized and unrealized gain (loss)	.93	3.24	(.01)	.51	1.30
Total from investment operations	.92	3.23	(.03)	.50	1.29
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.34)	(.58)	(.24)	–	–
Total distributions	(1.34)	(.58)	(.24)	–	–
Net asset value, end of period	$11.84	$12.26	$9.61	$9.88	$9.38
Total ReturnC,D	8.38%	35.72%	(.39)%	5.34%	15.96%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.02%	1.03%	1.05%	1.05%	1.07%
Expenses net of fee waivers, if any	1.01%	1.03%	1.05%	1.05%	1.07%
Expenses net of all reductions	1.01%	1.03%	1.05%	1.04%	1.07%
Net investment income (loss)	(.09)%	(.12)%	(.25)%	(.13)%	(.08)%
Supplemental Data
Net assets, end of period (in millions)	$865	$843	$803	$887	$853
Portfolio turnover rateG	37%	48%	60%	63%	49%H

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Growth Fund Class M

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share DataA
Net asset value, beginning of period	$12.05	$9.47	$9.77	$9.29	$8.03
Income from Investment Operations
Net investment income (loss)B	(.04)	(.04)	(.04)	(.03)	(.03)
Net realized and unrealized gain (loss)	.91	3.20	(.02)	.51	1.29
Total from investment operations	.87	3.16	(.06)	.48	1.26
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.31)	(.58)	(.24)	–	–
Total distributions	(1.31)	(.58)	(.24)	–	–
Net asset value, end of period	$11.61	$12.05	$9.47	$9.77	$9.29
Total ReturnC,D	8.07%	35.41%	(.62)%	5.10%	15.73%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.25%	1.26%	1.28%	1.27%	1.28%
Expenses net of fee waivers, if any	1.25%	1.26%	1.27%	1.27%	1.28%
Expenses net of all reductions	1.24%	1.26%	1.27%	1.27%	1.28%
Net investment income (loss)	(.32)%	(.36)%	(.48)%	(.36)%	(.29)%
Supplemental Data
Net assets, end of period (in millions)	$1,332	$1,353	$1,129	$1,306	$1,368
Portfolio turnover rateG	37%	48%	60%	63%	49%H

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Growth Fund Class C

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share DataA
Net asset value, beginning of period	$10.63	$8.47	$8.80	$8.42	$7.31
Income from Investment Operations
Net investment income (loss)B	(.09)	(.08)	(.08)	(.08)	(.07)
Net realized and unrealized gain (loss)	.80	2.82	(.01)	.46	1.18
Total from investment operations	.71	2.74	(.09)	.38	1.11
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.27)	(.58)	(.24)	–	–
Total distributions	(1.27)	(.58)	(.24)	–	–
Net asset value, end of period	$10.07	$10.63	$8.47	$8.80	$8.42
Total ReturnC,D	7.50%	34.70%	(1.15)%	4.55%	15.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.78%	1.79%	1.81%	1.81%	1.81%
Expenses net of fee waivers, if any	1.78%	1.79%	1.81%	1.81%	1.81%
Expenses net of all reductions	1.77%	1.79%	1.81%	1.80%	1.81%
Net investment income (loss)	(.85)%	(.89)%	(1.01)%	(.89)%	(.83)%
Supplemental Data
Net assets, end of period (in millions)	$196	$200	$161	$183	$175
Portfolio turnover rateG	37%	48%	60%	63%	49%H

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Growth Fund Class I

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share DataA
Net asset value, beginning of period	$13.32	$10.36	$10.61	$10.04	$8.63
Income from Investment Operations
Net investment income (loss)B	.02	.02	–C	.02	.02
Net realized and unrealized gain (loss)	1.01	3.52	(.01)	.55	1.39
Total from investment operations	1.03	3.54	(.01)	.57	1.41
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.37)	(.58)	(.24)	–	–
Total distributions	(1.37)	(.58)	(.24)	–	–
Net asset value, end of period	$12.98	$13.32	$10.36	$10.61	$10.04
Total ReturnD	8.65%	36.08%	(.12)%	5.64%	16.31%
Ratios to Average Net AssetsE,F
Expenses before reductions	.75%	.77%	.78%	.78%	.77%
Expenses net of fee waivers, if any	.75%	.76%	.78%	.77%	.77%
Expenses net of all reductions	.75%	.76%	.77%	.77%	.77%
Net investment income (loss)	.17%	.14%	.02%	.14%	.21%
Supplemental Data
Net assets, end of period (in millions)	$679	$677	$434	$463	$432
Portfolio turnover rateG	37%	48%	60%	63%	49%H

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Growth Fund Class Z

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share DataA
Net asset value, beginning of period	$13.40	$10.41	$10.64	$10.06	$8.64
Income from Investment Operations
Net investment income (loss)B	.04	.03	.02	.03	.03
Net realized and unrealized gain (loss)	1.02	3.54	(.01)	.55	1.39
Total from investment operations	1.06	3.57	.01	.58	1.42
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.39)	(.58)	(.24)	–	–
Total distributions	(1.39)	(.58)	(.24)	–	–
Net asset value, end of period	$13.07	$13.40	$10.41	$10.64	$10.06
Total ReturnC	8.80%	36.27%	.02%	5.77%	16.48%
Ratios to Average Net AssetsD,E
Expenses before reductions	.62%	.63%	.64%	.64%	.64%
Expenses net of fee waivers, if any	.62%	.63%	.63%	.64%	.64%
Expenses net of all reductions	.62%	.63%	.63%	.63%	.64%
Net investment income (loss)	.30%	.28%	.16%	.28%	.35%
Supplemental Data
Net assets, end of period (in millions)	$87	$59	$33	$26	$–
Portfolio turnover rateF	37%	48%	60%	63%	49%G

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective May 11, 2018, each class underwent a 10 for 1 share split. The effect of the share split transaction was to multiply the number of outstanding shares of the Class by a split factor of 10:1, with a corresponding decrease in net asset value (NAV) per share. This event does not impact the overall net assets of each class. The per share data presented in the Financial Highlights and Share Transactions presented in the Notes to Financial Statements have been retroactively adjusted to reflect this share split.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $140 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,034,121
Gross unrealized depreciation	(77,678)
Net unrealized appreciation (depreciation)	$956,443
Tax Cost	$2,236,186

The Fund intends to elect to defer to its next fiscal year $5,908 of ordinary losses recognized during the period January 1, 2018 to November 30, 2018.

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$189,701
Net unrealized appreciation (depreciation) on securities and other investments	$956,441

The tax character of distributions paid was as follows:

	November 30, 2018	November, 30 2017
Ordinary Income	$16,127	$ -
Long-term Capital Gains	321,426	153,216
Total	$337,553	$ 153,216

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,176,150 and $1,306,984, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$2,221	$64
Class M	.25%	.25%	6,968	118
Class C	.75%	.25%	2,069	178
			$11,258	$360

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$201
Class M	29
Class C(a)	19
$249

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,661.19
Class M	2,417.17
Class C	413.20
Class I	1,198.18
Class Z	37.05
	$5,726

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $26 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$9,831	2.16%	$2

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $99, including $4 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $204 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $31.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Class A	$91,591	$–
Class M	146,455	–
Class C	23,734	–
Class I	68,882	–
Class Z	6,891	–
Total	$337,553	$–
From net realized gain
Class A	$–	$47,938
Class M	–	68,793
Class C	–	10,973
Class I	–	23,651
Class Z	–	1,861
Total	$–	$153,216

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018(a)	Year ended November 30, 2017(a)	Year ended November 30, 2018	Year ended November 30, 2017
Class A
Shares sold	9,440	8,190	$111,596	$87,156
Reinvestment of distributions	7,841	4,850	85,798	44,771
Shares redeemed	(13,004)	(27,890)	(153,755)	(287,483)
Net increase (decrease)	4,277	(14,850)	$43,639	$(155,556)
Class M
Shares sold	12,689	11,800	$147,591	$123,747
Reinvestment of distributions	13,304	7,340	143,123	66,704
Shares redeemed	(23,515)	(26,090)	(273,304)	(271,208)
Net increase (decrease)	2,478	(6,950)	$17,410	$(80,757)
Class C
Shares sold	4,110	2,630	$41,822	$24,340
Reinvestment of distributions	2,385	1,240	22,368	10,000
Shares redeemed	(5,863)	(4,110)	(59,709)	(38,054)
Net increase (decrease)	632	(240)	$4,481	$(3,714)
Class I
Shares sold	15,639	24,910	$204,465	$283,237
Reinvestment of distributions	5,482	2,240	65,612	22,400
Shares redeemed	(19,663)	(18,170)	(252,991)	(211,175)
Net increase (decrease)	1,458	8,980	$17,086	$94,462
Class Z
Shares sold	3,585	2,540	$47,276	$30,128
Reinvestment of distributions	558	190	6,713	1,861
Shares redeemed	(1,888)	(1,530)	(25,041)	(18,397)
Net increase (decrease)	2,255	1,200	$28,948	$13,592

 (a) Share activity prior to May 11, 2018 has been adjusted to reflect the impact of the 10 for 1 share split that occurred on that date.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 14, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Class A	1.01%
Actual		$1,000.00	$995.00	$5.05
Hypothetical-C		$1,000.00	$1,020.00	$5.11
Class M	1.25%
Actual		$1,000.00	$993.20	$6.25
Hypothetical-C		$1,000.00	$1,018.80	$6.33
Class C	1.78%
Actual		$1,000.00	$990.20	$8.88
Hypothetical-C		$1,000.00	$1,016.14	$9.00
Class I	.75%
Actual		$1,000.00	$996.20	$3.75
Hypothetical-C		$1,000.00	$1,021.31	$3.80
Class Z	.62%
Actual		$1,000.00	$996.90	$3.10
Hypothetical-C		$1,000.00	$1,021.96	$3.14

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Equity Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Equity Growth Fund
Class A	12/27/18	12/26/18	$0.720
Class M	12/27/18	12/26/18	$0.720
Class C	12/27/18	12/26/18	$0.720
Class I	12/27/18	12/26/18	$0.720
Class Z	12/27/18	12/26/18	$0.720

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $204,989,734, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Class I and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Class I and Class Z designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Equity Growth Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

EPG-ANN-0119
1.539469.121

Fidelity Advisor® Equity Income Fund Class A, Class M, Class C, Class I and Class Z Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(5.02)%	5.41%	10.47%
Class M (incl. 3.50% sales charge)	(2.96)%	5.67%	10.50%
Class C (incl. contingent deferred sales charge)	(0.92)%	5.86%	10.28%
Class I	1.05%	6.96%	11.43%
Class Z	1.16%	7.10%	11.51%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Income Fund - Class A on November 30, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$28,720	Fidelity Advisor® Equity Income Fund - Class A
$32,382	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Lead Portfolio Manager John Sheehy:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly 0% to 1%, trailing the 2.62% advance of the benchmark Russell 3000® Value Index. Versus the benchmark, positioning within the food, beverage & tobacco segment of the consumer staples sector detracted most. Stock selection in health care and materials also notably hurt. A large out-of-benchmark stake in British American Tobacco was by far the fund’s biggest detractor this period. Competition from e-cigarette products disrupted the industry, while regulatory headwinds increased. In health care, avoiding big pharma name and benchmark component Merck and having negligible exposure to Pfizer weighed on relative performance, given their strength the past 12 months. Bank OZK – formerly Bank of the Ozarks – was an overweighting in the fund that detracted. Conversely, positioning in communication services and information technology lifted relative performance most. In the former group, fund performance benefited from overweighting Verizon Communications, the fund’s largest holding at period end, and underweighting AT&T. Biotechnology leader Amgen rewarded our sizable overweighting, as did networking equipment maker Cisco Systems.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 30, 2017, former Lead Manager Jim Morrow retired from Fidelity, leaving John Sheehy as Lead Manager and Adam Kramer as Co-Manager.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Verizon Communications, Inc.	4.4
Wells Fargo & Co.	4.1
Chevron Corp.	3.6
Johnson & Johnson	3.0
United Technologies Corp.	3.0
Amgen, Inc.	2.5
Comcast Corp. Class A	2.3
Chubb Ltd.	2.2
Bank of America Corp.	2.2
British American Tobacco PLC sponsored ADR	1.9
29.2

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Financials	22.2
Health Care	14.8
Communication Services	12.3
Energy	10.4
Industrials	9.1

Asset Allocation (% of fund's net assets)

As of November 30, 2018*
Stocks	98.7%
Bonds	0.1%
Convertible Securities	0.2%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 17.1%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (000s)
COMMUNICATION SERVICES - 12.3%
Diversified Telecommunication Services - 4.8%
AT&T, Inc.	244,436	$7,636
Verizon Communications, Inc.	1,225,890	73,924
		81,560
Entertainment - 2.4%
Cinemark Holdings, Inc.	383,700	14,723
The Walt Disney Co.	223,800	25,847
		40,570
Media - 5.1%
Comcast Corp. Class A	979,600	38,214
Informa PLC	1,219,872	10,744
Interpublic Group of Companies, Inc.	608,500	14,300
Omnicom Group, Inc.	298,900	23,006
		86,264
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	1,323	91

TOTAL COMMUNICATION SERVICES		208,485

CONSUMER DISCRETIONARY - 2.6%
Automobiles - 0.3%
Subaru Corp.	200,900	4,465
Hotels, Restaurants & Leisure - 1.7%
Six Flags Entertainment Corp.	194,500	11,935
Wyndham Destinations, Inc.	266,800	11,064
Wyndham Hotels & Resorts, Inc.	131,500	6,592
		29,591
Leisure Products - 0.1%
New Academy Holding Co. LLC unit (a)(b)(c)(d)	52,800	1,703
Specialty Retail - 0.4%
Lowe's Companies, Inc.	76,600	7,229
Textiles, Apparel & Luxury Goods - 0.1%
Tapestry, Inc.	44,800	1,744

TOTAL CONSUMER DISCRETIONARY		44,732

CONSUMER STAPLES - 8.3%
Beverages - 0.8%
Molson Coors Brewing Co. Class B	209,405	13,773
Food Products - 2.2%
General Mills, Inc.	304,340	12,877
Kellogg Co.	80,900	5,149
The J.M. Smucker Co.	187,000	19,543
		37,569
Household Products - 0.6%
Reckitt Benckiser Group PLC	123,600	10,289
Personal Products - 1.1%
Unilever NV (NY Reg.)	349,300	19,390
Tobacco - 3.6%
Altria Group, Inc.	396,500	21,740
British American Tobacco PLC sponsored ADR	920,601	32,101
Imperial Tobacco Group PLC	208,598	6,406
		60,247

TOTAL CONSUMER STAPLES		141,268

ENERGY - 10.1%
Energy Equipment & Services - 0.6%
Baker Hughes, a GE Co. Class A	404,500	9,231
Oil, Gas & Consumable Fuels - 9.5%
BP PLC sponsored ADR	316,600	12,775
Chevron Corp.	507,769	60,394
Enterprise Products Partners LP	809,400	21,247
Suncor Energy, Inc.	670,200	21,609
Targa Resources Corp.	101,000	4,508
The Williams Companies, Inc.	1,013,550	25,663
Valero Energy Corp.	193,000	15,421
		161,617

TOTAL ENERGY		170,848

FINANCIALS - 22.2%
Banks - 10.2%
Bank of America Corp.	1,309,000	37,176
Bank of the Ozarks, Inc.	321,700	8,718
First Hawaiian, Inc.	224,900	5,852
Huntington Bancshares, Inc.	662,800	9,670
JPMorgan Chase & Co.	249,857	27,782
PNC Financial Services Group, Inc.	98,600	13,388
Wells Fargo & Co.	1,285,850	69,796
		172,382
Capital Markets - 3.9%
Apollo Global Management LLC Class A	588,700	16,595
Lazard Ltd. Class A	138,700	5,565
Northern Trust Corp.	105,000	10,419
OM Asset Management Ltd.	249,000	3,279
State Street Corp.	308,599	22,534
The Blackstone Group LP	246,003	8,298
		66,690
Consumer Finance - 2.4%
Capital One Financial Corp.	239,400	21,469
Discover Financial Services	183,800	13,105
Synchrony Financial	219,800	5,710
		40,284
Insurance - 5.2%
Chubb Ltd.	283,784	37,953
First American Financial Corp.	141,500	6,839
FNF Group	247,600	8,319
Principal Financial Group, Inc.	154,500	7,620
The Travelers Companies, Inc.	206,800	26,961
		87,692
Mortgage Real Estate Investment Trusts - 0.5%
AGNC Investment Corp.	528,500	9,354

TOTAL FINANCIALS		376,402

HEALTH CARE - 14.8%
Biotechnology - 2.5%
Amgen, Inc.	199,449	41,535
Health Care Equipment & Supplies - 0.6%
Becton, Dickinson & Co.	42,800	10,818
Health Care Providers & Services - 4.7%
AmerisourceBergen Corp.	122,300	10,872
CVS Health Corp.	385,136	30,888
McKesson Corp.	123,400	15,363
UnitedHealth Group, Inc.	80,300	22,593
		79,716
Pharmaceuticals - 7.0%
Bayer AG	86,400	6,340
GlaxoSmithKline PLC	1,122,600	23,271
Johnson & Johnson	343,918	50,522
Roche Holding AG (participation certificate)	64,620	16,774
Sanofi SA sponsored ADR	481,000	21,813
		118,720

TOTAL HEALTH CARE		250,789

INDUSTRIALS - 9.1%
Aerospace & Defense - 5.1%
General Dynamics Corp.	173,300	32,041
Northrop Grumman Corp.	15,700	4,080
United Technologies Corp.	409,707	49,919
		86,040
Industrial Conglomerates - 0.7%
General Electric Co.	1,665,554	12,492
Machinery - 2.9%
Allison Transmission Holdings, Inc.	98,000	4,617
Cummins, Inc.	53,300	8,051
Deere & Co.	79,200	12,266
Minebea Mitsumi, Inc.	227,300	3,688
Snap-On, Inc.	38,800	6,450
Stanley Black & Decker, Inc.	113,500	14,851
		49,923
Professional Services - 0.4%
Intertrust NV (e)	320,400	5,140
Nielsen Holdings PLC	47,400	1,288
		6,428

TOTAL INDUSTRIALS		154,883

INFORMATION TECHNOLOGY - 6.8%
Communications Equipment - 1.8%
Cisco Systems, Inc.	640,353	30,654
Electronic Equipment & Components - 0.9%
TE Connectivity Ltd.	191,830	14,757
IT Services - 2.0%
Amdocs Ltd.	316,100	20,518
Capgemini SA	114,700	13,381
		33,899
Semiconductors & Semiconductor Equipment - 0.3%
Qualcomm, Inc.	80,089	4,666
Software - 1.2%
Microsoft Corp.	192,238	21,317
Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.	59,200	10,572

TOTAL INFORMATION TECHNOLOGY		115,865

MATERIALS - 4.3%
Chemicals - 1.7%
DowDuPont, Inc.	504,500	29,185
Containers & Packaging - 2.6%
Graphic Packaging Holding Co.	1,317,400	15,796
Silgan Holdings, Inc.	364,800	9,394
WestRock Co.	401,000	18,891
		44,081

TOTAL MATERIALS		73,266

REAL ESTATE - 3.3%
Equity Real Estate Investment Trusts (REITs) - 3.3%
Brandywine Realty Trust (SBI)	693,400	9,895
CorePoint Lodging, Inc.	213,000	2,997
Outfront Media, Inc.	191,600	3,981
Potlatch Corp.	211,400	7,843
SL Green Realty Corp.	132,300	12,756
VEREIT, Inc.	1,661,700	12,712
WP Carey, Inc.	85,700	5,806
		55,990
UTILITIES - 4.9%
Electric Utilities - 4.6%
Duke Energy Corp.	222,000	19,663
Exelon Corp.	660,000	30,617
PPL Corp.	545,600	16,690
Xcel Energy, Inc.	204,300	10,716
		77,686
Independent Power and Renewable Electricity Producers - 0.3%
NRG Yield, Inc. Class C	301,100	5,498

TOTAL UTILITIES		83,184

TOTAL COMMON STOCKS
(Cost $1,543,516)		1,675,712

Convertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Bunge Ltd. 4.875%	1,300	130
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co. Series A, 6.125%	1,850	117
INDUSTRIALS - 0.0%
Electrical Equipment - 0.0%
Fortive Corp. Series A, 5.00%	70	69
UTILITIES - 0.1%
Electric Utilities - 0.1%
Vistra Energy Corp. 7.00%	5,000	467
Multi-Utilities - 0.0%
CenterPoint Energy, Inc. 2.00% ZENS	3,700	163

TOTAL UTILITIES		630

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $966)		946
	Principal Amount (000s)	Value (000s)

Corporate Bonds - 0.2%
Convertible Bonds - 0.1%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Intelsat SA 4.5% 6/15/25 (e)	34	55
Interactive Media & Services - 0.0%
Twitter, Inc. 0.25% 6/15/24 (e)	192	173
Media - 0.0%
DISH Network Corp. 3.375% 8/15/26	81	71
Liberty Media Corp. 1.375% 10/15/23	274	305
		376
TOTAL COMMUNICATION SERVICES		604
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Caesars Entertainment Corp. 5% 10/1/24	35	49
Internet & Direct Marketing Retail - 0.0%
MercadoLibre, Inc. 2% 8/15/28 (e)	113	113
TOTAL CONSUMER DISCRETIONARY		162
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Chesapeake Energy Corp. 5.5% 9/15/26	70	61
Scorpio Tankers, Inc. 3% 5/15/22	595	492
		553
INDUSTRIALS - 0.0%
Construction & Engineering - 0.0%
Dycom Industries, Inc. 0.75% 9/15/21	60	59
Electrical Equipment - 0.0%
SolarCity Corp. 1.625% 11/1/19	34	32
TOTAL INDUSTRIALS		91
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.0%
Okta, Inc. 0.25% 2/15/23 (e)	25	36
Square, Inc. 0.375% 3/1/22	24	72
		108
Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp. 3.25% 8/1/39	93	223
Microchip Technology, Inc. 1.625% 2/15/25	124	181
Micron Technology, Inc. 3% 11/15/43	183	242
ON Semiconductor Corp. 1.625% 10/15/23	59	68
		714
Software - 0.0%
Atlassian, Inc. 0.625% 5/1/23 (e)	40	49
Coupa Software, Inc. 0.375% 1/15/23 (e)	31	48
		97
TOTAL INFORMATION TECHNOLOGY		919

TOTAL CONVERTIBLE BONDS		2,329

Nonconvertible Bonds - 0.1%
COMMUNICATION SERVICES - 0.0%
Entertainment - 0.0%
Viacom, Inc. 6.25% 2/28/57 (f)	250	240
CONSUMER DISCRETIONARY - 0.0%
Diversified Consumer Services - 0.0%
Laureate Education, Inc. 8.25% 5/1/25 (e)	80	85
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
California Resources Corp. 8% 12/15/22 (e)	335	255
Southwestern Energy Co. 4.1% 3/15/22	145	140
		395
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Valeant Pharmaceuticals International, Inc. 5.875% 5/15/23 (e)	270	262

TOTAL NONCONVERTIBLE BONDS		982

TOTAL CORPORATE BONDS
(Cost $3,466)		3,311

Bank Loan Obligations - 0.0%
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.3446% 2/27/25(f)(g)
(Cost $478)	478	468
	Shares	Value (000s)

Other - 0.2%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Utica Shale Drilling Program (non-operating revenue interest) (c)(d)(h)
(Cost $5,865)	5,865,354	2,865

Money Market Funds - 0.7%
Fidelity Cash Central Fund, 2.27%(i)
(Cost $11,645)	11,642,462	11,645
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $1,565,936)		1,694,947
NET OTHER ASSETS (LIABILITIES) - 0.1%		2,161
NET ASSETS - 100%		$1,697,108

Legend

 (a) Non-income producing

 (b) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,568,000 or 0.3% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,216,000 or 0.4% of net assets.

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
New Academy Holding Co. LLC unit	8/1/11	$5,565
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$5,865

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$356
Fidelity Securities Lending Cash Central Fund	41
Total	$397

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$208,485	$208,485	$--	$--
Consumer Discretionary	44,732	43,029	--	1,703
Consumer Staples	141,398	130,979	10,419	--
Energy	170,848	170,848	--	--
Financials	376,402	376,402	--	--
Health Care	250,906	204,404	46,502	--
Industrials	154,952	154,883	69	--
Information Technology	115,865	115,865	--	--
Materials	73,266	73,266	--	--
Real Estate	55,990	55,990	--	--
Utilities	83,814	83,184	630	--
Corporate Bonds	3,311	--	3,311	--
Bank Loan Obligations	468	--	468	--
Other	2,865	--	--	2,865
Money Market Funds	11,645	11,645	--	--
Total Investments in Securities:	$1,694,947	$1,628,980	$61,399	$4,568

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.9%
United Kingdom	5.8%
Switzerland	4.1%
France	2.1%
Netherlands	1.4%
Canada	1.3%
Bailiwick of Guernsey	1.2%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,554,291)	$1,683,302
Fidelity Central Funds (cost $11,645)	11,645
Total Investment in Securities (cost $1,565,936)		$1,694,947
Restricted cash		146
Receivable for investments sold		7,822
Receivable for fund shares sold		385
Dividends receivable		5,667
Interest receivable		28
Distributions receivable from Fidelity Central Funds		19
Prepaid expenses		3
Other receivables		139
Total assets		1,709,156
Liabilities
Payable to custodian bank	$41
Payable for investments purchased	7,543
Payable for fund shares redeemed	2,841
Accrued management fee	620
Distribution and service plan fees payable	535
Other affiliated payables	313
Other payables and accrued expenses	155
Total liabilities		12,048
Net Assets		$1,697,108
Net Assets consist of:
Paid in capital		$1,389,674
Total distributable earnings (loss)		307,434
Net Assets		$1,697,108
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($609,067 ÷ 19,316 shares)		$31.53
Maximum offering price per share (100/94.25 of $31.53)		$33.45
Class M:
Net Asset Value and redemption price per share ($662,350 ÷ 20,544 shares)		$32.24
Maximum offering price per share (100/96.50 of $32.24)		$33.41
Class C:
Net Asset Value and offering price per share ($159,991 ÷ 5,042 shares)(a)		$31.73
Class I:
Net Asset Value, offering price and redemption price per share ($243,385 ÷ 7,378 shares)		$32.99
Class Z:
Net Asset Value, offering price and redemption price per share ($22,315 ÷ 677 shares)		$32.96

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$54,914
Interest		176
Income from Fidelity Central Funds		397
Total income		55,487
Expenses
Management fee	$8,068
Transfer agent fees	3,408
Distribution and service plan fees	7,030
Accounting and security lending fees	563
Custodian fees and expenses	42
Independent trustees' fees and expenses	9
Registration fees	90
Audit	77
Legal	6
Miscellaneous	13
Total expenses before reductions	19,306
Expense reductions	(213)
Total expenses after reductions		19,093
Net investment income (loss)		36,394
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	198,637
Fidelity Central Funds	(3)
Foreign currency transactions	7
Total net realized gain (loss)		198,641
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(220,233)
Assets and liabilities in foreign currencies	(31)
Total change in net unrealized appreciation (depreciation)		(220,264)
Net gain (loss)		(21,623)
Net increase (decrease) in net assets resulting from operations		$14,771

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$36,394	$36,396
Net realized gain (loss)	198,641	167,705
Change in net unrealized appreciation (depreciation)	(220,264)	36,469
Net increase (decrease) in net assets resulting from operations	14,771	240,570
Distributions to shareholders	(201,687)	–
Distributions to shareholders from net investment income	–	(32,834)
Distributions to shareholders from net realized gain	–	(30,058)
Total distributions	(201,687)	(62,892)
Share transactions - net increase (decrease)	(62,649)	(373,631)
Total increase (decrease) in net assets	(249,565)	(195,953)
Net Assets
Beginning of period	1,946,673	2,142,626
End of period	$1,697,108	$1,946,673
Other Information
Undistributed net investment income end of period		$11,112

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Equity Income Fund Class A

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$34.96	$32.05	$31.10	$34.44	$31.60
Income from Investment Operations
Net investment income (loss)A	.68	.62	.59	.92	.84B
Net realized and unrealized gain (loss)	(.37)C	3.32	3.13	(2.15)	2.67
Total from investment operations	.31	3.94	3.72	(1.23)	3.51
Distributions from net investment income	(.78)	(.58)D	(.66)	(.98)	(.64)
Distributions from net realized gain	(2.95)	(.46)D	(2.11)	(1.14)	(.04)
Total distributions	(3.74)E	(1.03)F	(2.77)	(2.11)G	(.67)H
Net asset value, end of period	$31.53	$34.96	$32.05	$31.10	$34.44
Total ReturnI,J	.77%C	12.55%	13.52%	(3.61)%	11.28%
Ratios to Average Net AssetsK,L
Expenses before reductions	.93%	.94%	.95%	.95%	.96%
Expenses net of fee waivers, if any	.93%	.94%	.95%	.95%	.96%
Expenses net of all reductions	.91%	.93%	.95%	.94%	.95%
Net investment income (loss)	2.11%	1.88%	2.01%	2.85%	2.55%B
Supplemental Data
Net assets, end of period (in millions)	$609	$686	$703	$688	$794
Portfolio turnover rateM	59%	48%	36%	53%	33%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.21%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been .64%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $3.74 per share is comprised of distributions from net investment income of $.783 and distributions from net realized gain of $2.952 per share.

 F Total distributions of $1.03 per share is comprised of distributions from net investment income of $.577 and distributions from net realized gain of $.456 per share.

 G Total distributions of $2.11 per share is comprised of distributions from net investment income of $.975 and distributions from net realized gain of $1.136 per share.

 H Total distributions of $.67 per share is comprised of distributions from net investment income of $.636 and distributions from net realized gain of $.038 per share.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Total returns do not include the effect of the sales charges.

 K Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 M Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Income Fund Class M

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$35.65	$32.66	$31.64	$34.99	$32.09
Income from Investment Operations
Net investment income (loss)A	.62	.56	.53	.86	.78B
Net realized and unrealized gain (loss)	(.38)C	3.38	3.19	(2.18)	2.72
Total from investment operations	.24	3.94	3.72	(1.32)	3.50
Distributions from net investment income	(.70)	(.50)D	(.59)	(.89)	(.56)
Distributions from net realized gain	(2.95)	(.46)D	(2.11)	(1.14)	(.04)
Total distributions	(3.65)	(.95)E	(2.70)	(2.03)	(.60)
Net asset value, end of period	$32.24	$35.65	$32.66	$31.64	$34.99
Total ReturnF,G	.56%C	12.29%	13.24%	(3.83)%	11.04%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.16%	1.17%	1.18%	1.18%	1.18%
Expenses net of fee waivers, if any	1.16%	1.17%	1.18%	1.18%	1.18%
Expenses net of all reductions	1.15%	1.17%	1.18%	1.17%	1.18%
Net investment income (loss)	1.88%	1.64%	1.78%	2.62%	2.33%B
Supplemental Data
Net assets, end of period (in millions)	$662	$775	$787	$813	$974
Portfolio turnover rateJ	59%	48%	36%	53%	33%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.98%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been .43%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $.95 per share is comprised of distributions from net investment income of $.495 and distributions from net realized gain of $.456 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Income Fund Class C

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$35.15	$32.21	$31.24	$34.57	$31.73
Income from Investment Operations
Net investment income (loss)A	.44	.37	.37	.68	.59B
Net realized and unrealized gain (loss)	(.39)C	3.35	3.14	(2.15)	2.69
Total from investment operations	.05	3.72	3.51	(1.47)	3.28
Distributions from net investment income	(.52)	(.32)D	(.43)	(.72)	(.40)
Distributions from net realized gain	(2.95)	(.46)D	(2.11)	(1.14)	(.04)
Total distributions	(3.47)	(.78)	(2.54)	(1.86)	(.44)
Net asset value, end of period	$31.73	$35.15	$32.21	$31.24	$34.57
Total ReturnE,F	(.01)%C	11.72%	12.63%	(4.34)%	10.44%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.70%	1.70%	1.72%	1.72%	1.72%
Expenses net of fee waivers, if any	1.69%	1.70%	1.72%	1.71%	1.72%
Expenses net of all reductions	1.68%	1.70%	1.71%	1.71%	1.71%
Net investment income (loss)	1.34%	1.11%	1.24%	2.09%	1.79%B
Supplemental Data
Net assets, end of period (in millions)	$160	$195	$198	$187	$214
Portfolio turnover rateI	59%	48%	36%	53%	33%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.45%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been (.14)%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Income Fund Class I

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$36.40	$33.31	$32.21	$35.59	$32.62
Income from Investment Operations
Net investment income (loss)A	.80	.74	.69	1.04	.95B
Net realized and unrealized gain (loss)	(.39)C	3.46	3.26	(2.23)	2.77
Total from investment operations	.41	4.20	3.95	(1.19)	3.72
Distributions from net investment income	(.87)	(.65)D	(.74)	(1.06)	(.72)
Distributions from net realized gain	(2.95)	(.46)D	(2.11)	(1.14)	(.04)
Total distributions	(3.82)	(1.11)	(2.85)	(2.19)E	(.75)F
Net asset value, end of period	$32.99	$36.40	$33.31	$32.21	$35.59
Total ReturnG	1.05%C	12.86%	13.82%	(3.37)%	11.59%
Ratios to Average Net AssetsH,I
Expenses before reductions	.67%	.68%	.69%	.69%	.70%
Expenses net of fee waivers, if any	.67%	.68%	.69%	.69%	.70%
Expenses net of all reductions	.66%	.68%	.68%	.69%	.70%
Net investment income (loss)	2.37%	2.14%	2.27%	3.11%	2.81%B
Supplemental Data
Net assets, end of period (in millions)	$243	$269	$439	$428	$496
Portfolio turnover rateJ	59%	48%	36%	53%	33%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.46%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been .92%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $2.19 per share is comprised of distributions from net investment income of $1.058 and distributions from net realized gain of $1.136 per share.

 F Total distributions of $.75 per share is comprised of distributions from net investment income of $.716 and distributions from net realized gain of $.038 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Income Fund Class Z

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$36.38	$33.30	$32.21	$35.59	$32.63
Income from Investment Operations
Net investment income (loss)A	.85	.79	.74	1.08	1.03B
Net realized and unrealized gain (loss)	(.40)C	3.46	3.24	(2.21)	2.74
Total from investment operations	.45	4.25	3.98	(1.13)	3.77
Distributions from net investment income	(.91)	(.71)D	(.79)	(1.11)	(.78)
Distributions from net realized gain	(2.95)	(.46)D	(2.11)	(1.14)	(.04)
Total distributions	(3.87)E	(1.17)	(2.89)F	(2.25)	(.81)G
Net asset value, end of period	$32.96	$36.38	$33.30	$32.21	$35.59
Total ReturnH	1.16%C	13.02%	13.96%	(3.20)%	11.75%
Ratios to Average Net AssetsI,J
Expenses before reductions	.53%	.54%	.54%	.54%	.54%
Expenses net of fee waivers, if any	.53%	.53%	.54%	.54%	.54%
Expenses net of all reductions	.52%	.53%	.53%	.53%	.54%
Net investment income (loss)	2.51%	2.28%	2.42%	3.26%	2.97%B
Supplemental Data
Net assets, end of period (in millions)	$22	$23	$15	$14	$4
Portfolio turnover rateK	59%	48%	36%	53%	33%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.62%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 1.03%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $3.87 per share is comprised of distributions from net investment income of $.914 and distributions from net realized gain of $2.952 per share.

 F Total distributions of $2.89 per share is comprised of distributions from net investment income of $.788 and distributions from net realized gain of $2.106 per share.

 G Total distributions of $.81 per share is comprised of distributions from net investment income of $.775 and distributions from net realized gain of $.038 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $96 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications for the period ended November 30, 2017. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, contingent interest, equity-debt classifications, certain conversion ratio adjustments, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$245,528
Gross unrealized depreciation	(123,633)
Net unrealized appreciation (depreciation)	$121,895
Tax Cost	$1,573,052

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,126
Undistributed long-term capital gain	$177,522
Net unrealized appreciation (depreciation) on securities and other investments	$121,883

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$51,747	$ 40,933
Long-term Capital Gains	149,940	21,959
Total	$201,687	$ 62,892

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $3,011 in this Subsidiary, representing .18% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,060,978 and $1,271,393, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .44% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,631	$33
Class M	.25%	.25%	3,620	37
Class C	.75%	.25%	1,779	106
			$7,030	$176

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$73
Class M	18
Class C(a)	7
$98

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,251.19
Class M	1,297.18
Class C	373.21
Class I	477.19
Class Z	10.05
	$3,408

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $27 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$10,289	1.60%	$–(a)

 (a) In the amount of less than five hundred dollars.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $41, including less than five hundred dollars from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $193 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $20.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Class A	$73,142	$–
Class M	78,843	–
Class C	19,047	–
Class I	27,992	–
Class Z	2,663	–
Total	$201,687	$–
From net investment income
Class A	$–	$12,166
Class M	–	11,510
Class C	–	1,935
Class I	–	6,869
Class Z	–	354
Total	$–	$32,834
From net realized gain
Class A	$–	$10,013
Class M	–	10,945
Class C	–	2,825
Class I	–	6,056
Class Z	–	219
Total	$–	$30,058

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018	Year ended November 30, 2017	Year ended November 30, 2018	Year ended November 30, 2017
Class A
Shares sold	1,364	1,839	$44,044	$60,638
Reinvestment of distributions	2,152	640	69,531	20,942
Shares redeemed	(3,817)	(4,800)	(123,111)	(159,493)
Net increase (decrease)	(301)	(2,321)	$(9,536)	$(77,913)
Class M
Shares sold	1,528	2,155	$50,532	$72,567
Reinvestment of distributions	2,346	657	77,501	21,912
Shares redeemed	(5,063)	(5,187)	(166,867)	(175,531)
Net increase (decrease)	(1,189)	(2,375)	$(38,834)	$(81,052)
Class C
Shares sold	345	679	$11,204	$22,478
Reinvestment of distributions	547	132	17,821	4,349
Shares redeemed	(1,391)	(1,413)	(45,224)	(47,260)
Net increase (decrease)	(499)	(602)	$(16,199)	$(20,433)
Class I
Shares sold	1,108	2,331	$37,371	$80,541
Reinvestment of distributions	755	359	25,471	12,182
Shares redeemed	(1,870)	(8,490)	(63,128)	(292,840)
Net increase (decrease)	(7)	(5,800)	$(286)	$(200,117)
Class Z
Shares sold	292	366	$10,001	$12,769
Reinvestment of distributions	75	17	2,537	567
Shares redeemed	(309)	(216)	(10,332)	(7,452)
Net increase (decrease)	58	167	$2,206	$5,884

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 14, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Class A	.93%
Actual		$1,000.00	$1,023.60	$4.72
Hypothetical-C		$1,000.00	$1,020.41	$4.71
Class M	1.16%
Actual		$1,000.00	$1,022.40	$5.88
Hypothetical-C		$1,000.00	$1,019.25	$5.87
Class C	1.69%
Actual		$1,000.00	$1,019.50	$8.56
Hypothetical-C		$1,000.00	$1,016.60	$8.54
Class I	.67%
Actual		$1,000.00	$1,025.00	$3.40
Hypothetical-C		$1,000.00	$1,021.71	$3.40
Class Z	.53%
Actual		$1,000.00	$1,025.70	$2.69
Hypothetical-C		$1,000.00	$1,022.41	$2.69

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Equity Income Fund
Class A	12/27/18	12/26/18	$0.224	$3.407
Class M	12/27/18	12/26/18	$0.203	$3.407
Class C	12/27/18	12/26/18	$0.158	$3.407
Class I	12/27/18	12/26/18	$0.244	$3.407
Class Z	12/27/18	12/26/18	$0.257	$3.407

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30 2018, $194,150,226, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.17% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A designates 94%, 100%, 100%, and 100%; Class M designates 99%, 100%, 100%, and 100% ; Class C designates 100%, 100%, 100%, and 100%; Class I designates 90%, 100%, 100%, and 100%; and Class Z designates 87%, 100%, 100%, and 100%; of the dividends distributed in December, April, July, and October, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 99%, 100%, 100%, and 100%; Class M designates 100%, 100%, 100%, and 100%; Class C designates 100%, 100%, 100%, and 100%; Class I designates 95%, 100%, 100%, and 100%; and Class Z designates 92%, 100%, 100%, and 100%; of the dividends distributed in December, April, July, and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Equity Income Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

EPI-ANN-0119
1.539449.122

Fidelity Advisor® Equity Value Fund Class A, Class M, Class C, Class I and Class Z Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(5.25)%	6.20%	11.46%
Class M (incl. 3.50% sales charge)	(3.26)%	6.41%	11.42%
Class C (incl. contingent deferred sales charge)	(1.29)%	6.63%	11.26%
Class I	0.75%	7.78%	12.42%
Class Z	0.91%	7.83%	12.45%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Value Fund - Class A on November 30, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$29,585	Fidelity Advisor® Equity Value Fund - Class A
$32,382	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager Sean Gavin:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 0% to 1%, trailing the 2.62% advance of the benchmark Russell 3000® Value Index. Versus the index, security selection in the health care and financials sectors detracted the most. Stock picking in communications services also hurt, though the impact was essentially offset by a beneficial overweighting in the sector. Security selection among industrials and information technology stocks also helped, as did underweighting the lagging consumer discretionary and industrials sectors. In terms of individual stocks, an out-of-benchmark position in Bayer, a Germany-based pharmaceutical and life sciences company, hurt the fund's relative result the most as the company's legal liabilities related to Monsanto, which Bayer acquired in June, weighed on shares. The portfolio's lack of exposure to pharmaceutical company Merck, a non-index stock, coupled with an underweighting in competitor Pfizer, also hurt results given the strong performance of both stocks. Other relative detractors included British American Tobacco – a non-index holding – as well as information-analytics company Nielsen Holdings, which I sold in September. In contrast, the fund benefited from not owning poor-performing benchmark component General Electric. Our overweight stake in Twenty-First Century Fox also performed well, as the company agreed to be acquired by Disney. Biotechnology firm Amgen also contributed this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Berkshire Hathaway, Inc. Class B	3.9
Wells Fargo & Co.	3.4
Exxon Mobil Corp.	3.0
CVS Health Corp.	2.8
Comcast Corp. Class A	2.8
Amgen, Inc.	2.3
Verizon Communications, Inc.	2.3
Chevron Corp.	2.3
U.S. Bancorp	2.2
Twenty-First Century Fox, Inc. Class A	2.0
27.0

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Financials	25.1
Health Care	15.8
Communication Services	13.4
Energy	11.1
Consumer Staples	9.3

Asset Allocation (% of fund's net assets)

As of November 30, 2018 *
Stocks	95.4%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Foreign investments - 17.8%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
COMMUNICATION SERVICES - 13.4%
Diversified Telecommunication Services - 2.3%
Verizon Communications, Inc.	93,800	$5,656,140
Entertainment - 5.0%
Cinemark Holdings, Inc.	44,700	1,715,139
Lions Gate Entertainment Corp. Class B	94,681	1,707,098
The Walt Disney Co.	34,300	3,961,307
Twenty-First Century Fox, Inc. Class A	99,400	4,917,318
		12,300,862
Interactive Media & Services - 1.3%
Alphabet, Inc. Class A (a)	2,800	3,107,020
Media - 4.8%
Comcast Corp. Class A	173,200	6,756,532
comScore, Inc. (a)	53,100	837,918
Entercom Communications Corp. Class A (b)	135,100	882,203
Interpublic Group of Companies, Inc.	134,000	3,149,000
		11,625,653

TOTAL COMMUNICATION SERVICES		32,689,675

CONSUMER DISCRETIONARY - 2.2%
Internet & Direct Marketing Retail - 0.5%
eBay, Inc. (a)	40,200	1,199,970
Multiline Retail - 1.0%
Dollar General Corp.	22,300	2,475,077
Textiles, Apparel & Luxury Goods - 0.7%
PVH Corp.	15,800	1,746,058

TOTAL CONSUMER DISCRETIONARY		5,421,105

CONSUMER STAPLES - 9.3%
Beverages - 2.6%
C&C Group PLC	375,520	1,296,635
Coca-Cola European Partners PLC	29,600	1,436,784
PepsiCo, Inc.	29,600	3,609,424
		6,342,843
Food & Staples Retailing - 1.7%
Sysco Corp.	37,800	2,547,720
Walmart, Inc.	16,800	1,640,520
		4,188,240
Food Products - 4.5%
Danone SA	28,000	2,090,634
Mondelez International, Inc.	28,900	1,299,922
Seaboard Corp.	228	848,616
The Hershey Co.	28,600	3,097,380
The J.M. Smucker Co.	35,379	3,697,459
		11,034,011
Tobacco - 0.5%
British American Tobacco PLC sponsored ADR	30,000	1,046,100

TOTAL CONSUMER STAPLES		22,611,194

ENERGY - 11.1%
Energy Equipment & Services - 1.3%
Baker Hughes, a GE Co. Class A	94,600	2,158,772
FLEX LNG Ltd. (a)(b)	590,771	1,037,906
		3,196,678
Oil, Gas & Consumable Fuels - 9.8%
Chevron Corp.	47,297	5,625,505
Exxon Mobil Corp.	91,300	7,258,350
GasLog Ltd.	27,500	570,900
GasLog Partners LP	85,400	1,965,054
Golar LNG Partners LP	122,600	1,489,590
Hoegh LNG Partners LP	59,300	1,016,995
Phillips 66 Co.	25,900	2,422,168
Suncor Energy, Inc.	52,400	1,689,547
Teekay Corp. (b)	43,700	192,717
Teekay LNG Partners LP	85,300	1,154,962
Teekay Offshore Partners LP	247,613	411,038
		23,796,826

TOTAL ENERGY		26,993,504

FINANCIALS - 25.1%
Banks - 9.5%
M&T Bank Corp.	12,900	2,180,229
PNC Financial Services Group, Inc.	29,000	3,937,620
SunTrust Banks, Inc.	53,800	3,372,722
U.S. Bancorp	99,966	5,444,148
Wells Fargo & Co.	153,832	8,350,001
		23,284,720
Capital Markets - 2.1%
Goldman Sachs Group, Inc.	15,600	2,974,764
State Street Corp.	28,000	2,044,560
		5,019,324
Consumer Finance - 2.3%
Capital One Financial Corp.	22,118	1,983,542
Discover Financial Services	35,800	2,552,540
Synchrony Financial	39,800	1,034,004
		5,570,086
Diversified Financial Services - 4.3%
Berkshire Hathaway, Inc. Class B (a)	43,469	9,486,674
Standard Life PLC	307,649	1,040,426
		10,527,100
Insurance - 4.1%
Allstate Corp.	15,800	1,409,202
Chubb Ltd.	20,000	2,674,800
FNF Group	36,480	1,225,728
Prudential PLC	83,855	1,653,106
The Travelers Companies, Inc.	23,287	3,035,926
		9,998,762
Mortgage Real Estate Investment Trusts - 2.8%
AGNC Investment Corp.	142,001	2,513,418
Annaly Capital Management, Inc.	241,105	2,420,694
MFA Financial, Inc.	258,736	1,875,836
		6,809,948

TOTAL FINANCIALS		61,209,940

HEALTH CARE - 15.8%
Biotechnology - 4.1%
Amgen, Inc.	27,200	5,664,400
Shire PLC sponsored ADR	23,943	4,203,912
		9,868,312
Health Care Providers & Services - 6.9%
Anthem, Inc.	10,700	3,103,749
Cigna Corp.	19,100	4,266,558
CVS Health Corp.	85,004	6,817,321
UnitedHealth Group, Inc.	9,100	2,560,376
		16,748,004
Pharmaceuticals - 4.8%
Allergan PLC	17,800	2,787,480
Bayer AG	38,846	2,850,547
Johnson & Johnson	9,092	1,335,615
Pfizer, Inc.	25,300	1,169,619
Roche Holding AG (participation certificate)	5,684	1,475,476
Sanofi SA sponsored ADR	48,300	2,190,405
		11,809,142

TOTAL HEALTH CARE		38,425,458

INDUSTRIALS - 5.1%
Aerospace & Defense - 2.4%
Harris Corp.	11,300	1,615,335
United Technologies Corp.	34,300	4,179,112
		5,794,447
Air Freight & Logistics - 1.0%
C.H. Robinson Worldwide, Inc.	25,300	2,335,949
Machinery - 1.0%
Deere & Co.	15,710	2,433,165
Professional Services - 0.2%
Nielsen Holdings PLC	23,100	627,627
Road & Rail - 0.5%
Union Pacific Corp.	8,500	1,307,130

TOTAL INDUSTRIALS		12,498,318

INFORMATION TECHNOLOGY - 3.2%
Electronic Equipment & Components - 0.8%
TE Connectivity Ltd.	25,098	1,930,789
IT Services - 2.4%
Amdocs Ltd.	30,400	1,973,264
Cognizant Technology Solutions Corp. Class A	36,900	2,628,387
The Western Union Co.	67,800	1,269,894
		5,871,545

TOTAL INFORMATION TECHNOLOGY		7,802,334

MATERIALS - 3.2%
Chemicals - 2.3%
DowDuPont, Inc.	28,300	1,637,155
LyondellBasell Industries NV Class A	27,600	2,575,356
The Scotts Miracle-Gro Co. Class A	17,600	1,337,248
		5,549,759
Containers & Packaging - 0.9%
Ball Corp.	11,100	545,121
Graphic Packaging Holding Co.	131,800	1,580,282
		2,125,403

TOTAL MATERIALS		7,675,162

REAL ESTATE - 2.7%
Equity Real Estate Investment Trusts (REITs) - 1.6%
American Tower Corp.	11,800	1,940,982
Simon Property Group, Inc.	9,900	1,838,331
		3,779,313
Real Estate Management & Development - 1.1%
CBRE Group, Inc. (a)	62,500	2,730,000

TOTAL REAL ESTATE		6,509,313

UTILITIES - 4.3%
Electric Utilities - 3.4%
Exelon Corp.	93,700	4,346,743
Xcel Energy, Inc.	76,000	3,986,200
		8,332,943
Multi-Utilities - 0.9%
Avista Corp.	7,700	400,554
WEC Energy Group, Inc.	25,100	1,819,248
		2,219,802

TOTAL UTILITIES		10,552,745

TOTAL COMMON STOCKS
(Cost $205,872,068)		232,388,748

Money Market Funds - 5.2%
Fidelity Cash Central Fund, 2.27% (c)	11,921,533	11,923,917
Fidelity Securities Lending Cash Central Fund 2.27% (c)(d)	887,690	887,778
TOTAL MONEY MARKET FUNDS
(Cost $12,811,644)		12,811,695
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $218,683,712)		245,200,443
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(1,497,620)
NET ASSETS - 100%		$243,702,823

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$112,026
Fidelity Securities Lending Cash Central Fund	77,929
Total	$189,955

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$32,689,675	$32,689,675	$--	$--
Consumer Discretionary	5,421,105	5,421,105	--	--
Consumer Staples	22,611,194	20,520,560	2,090,634	--
Energy	26,993,504	26,993,504	--	--
Financials	61,209,940	59,556,834	1,653,106	--
Health Care	38,425,458	34,099,435	4,326,023	--
Industrials	12,498,318	12,498,318	--	--
Information Technology	7,802,334	7,802,334	--	--
Materials	7,675,162	7,675,162	--	--
Real Estate	6,509,313	6,509,313	--	--
Utilities	10,552,745	10,552,745	--	--
Money Market Funds	12,811,695	12,811,695	--	--
Total Investments in Securities:	$245,200,443	$237,130,680	$8,069,763	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.2%
Marshall Islands	2.6%
Switzerland	2.5%
United Kingdom	2.4%
France	1.8%
Bailiwick of Jersey	1.8%
Ireland	1.6%
Canada	1.4%
Germany	1.2%
Netherlands	1.1%
Others (Individually Less Than 1%)	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $844,585) — See accompanying schedule: Unaffiliated issuers (cost $205,872,068)	$232,388,748
Fidelity Central Funds (cost $12,811,644)	12,811,695
Total Investment in Securities (cost $218,683,712)		$245,200,443
Receivable for investments sold		1,137,623
Receivable for fund shares sold		44,377
Dividends receivable		662,781
Distributions receivable from Fidelity Central Funds		21,256
Prepaid expenses		432
Other receivables		6,139
Total assets		247,073,051
Liabilities
Payable to custodian bank	$10
Payable for investments purchased	938,834
Payable for fund shares redeemed	1,318,155
Accrued management fee	87,028
Distribution and service plan fees payable	43,484
Other affiliated payables	48,482
Other payables and accrued expenses	47,286
Collateral on securities loaned	886,949
Total liabilities		3,370,228
Net Assets		$243,702,823
Net Assets consist of:
Paid in capital		$199,214,119
Total distributable earnings (loss)		44,488,704
Net Assets		$243,702,823
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($67,457,436 ÷ 3,594,014 shares)		$18.77
Maximum offering price per share (100/94.25 of $18.77)		$19.92
Class M:
Net Asset Value and redemption price per share ($30,029,993 ÷ 1,603,134 shares)		$18.73
Maximum offering price per share (100/96.50 of $18.73)		$19.41
Class C:
Net Asset Value and offering price per share ($21,206,199 ÷ 1,161,855 shares)(a)		$18.25
Class I:
Net Asset Value, offering price and redemption price per share ($122,602,843 ÷ 6,420,768 shares)		$19.09
Class Z:
Net Asset Value, offering price and redemption price per share ($2,406,352 ÷ 125,824 shares)		$19.12

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2018
Investment Income
Dividends		$6,160,860
Income from Fidelity Central Funds		189,955
Total income		6,350,815
Expenses
Management fee
Basic fee	$1,439,653
Performance adjustment	(250,880)
Transfer agent fees	526,388
Distribution and service plan fees	580,911
Accounting and security lending fees	104,278
Custodian fees and expenses	16,462
Independent trustees' fees and expenses	1,377
Registration fees	73,112
Audit	59,275
Legal	4,882
Miscellaneous	1,749
Total expenses before reductions	2,557,207
Expense reductions	(16,156)
Total expenses after reductions		2,541,051
Net investment income (loss)		3,809,764
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,607,909
Fidelity Central Funds	(120)
Foreign currency transactions	(4,416)
Total net realized gain (loss)		16,603,373
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(18,702,825)
Fidelity Central Funds	(40)
Assets and liabilities in foreign currencies	(1,475)
Total change in net unrealized appreciation (depreciation)		(18,704,340)
Net gain (loss)		(2,100,967)
Net increase (decrease) in net assets resulting from operations		$1,708,797

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,809,764	$2,567,475
Net realized gain (loss)	16,603,373	3,171,857
Change in net unrealized appreciation (depreciation)	(18,704,340)	26,265,201
Net increase (decrease) in net assets resulting from operations	1,708,797	32,004,533
Distributions to shareholders	(2,675,097)	–
Distributions to shareholders from net investment income	–	(1,129,904)
Total distributions	(2,675,097)	(1,129,904)
Share transactions - net increase (decrease)	(38,293,331)	78,757,819
Total increase (decrease) in net assets	(39,259,631)	109,632,448
Net Assets
Beginning of period	282,962,454	173,330,006
End of period	$243,702,823	$282,962,454
Other Information
Undistributed net investment income end of period		$1,877,265

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Equity Value Fund Class A

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.84	$16.46	$15.66	$16.00	$13.93
Income from Investment Operations
Net investment income (loss)A	.26	.21	.17	.35B	.17
Net realized and unrealized gain (loss)	(.16)	2.30	1.00	(.50)C	2.01
Total from investment operations	.10	2.51	1.17	(.15)	2.18
Distributions from net investment income	(.13)	(.13)	(.24)D	(.19)	(.11)
Distributions from net realized gain	(.05)	–	(.13)D	–	–
Total distributions	(.17)E	(.13)	(.37)	(.19)	(.11)
Net asset value, end of period	$18.77	$18.84	$16.46	$15.66	$16.00
Total ReturnF,G	.53%	15.35%	7.75%	(.91)%C	15.79%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.00%	1.10%	1.19%	1.24%	1.23%
Expenses net of fee waivers, if any	1.00%	1.09%	1.19%	1.23%	1.23%
Expenses net of all reductions	1.00%	1.08%	1.19%	1.23%	1.23%
Net investment income (loss)	1.39%	1.18%	1.08%	2.23%B	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$67,457	$81,229	$77,787	$67,005	$50,957
Portfolio turnover rateJ	33%	42%	46%	49%	68%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.31%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.99)%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $.17 per share is comprised of distribution of $.126 from net investment income and distributions of $.045 from net realized gain per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Value Fund Class M

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.80	$16.43	$15.62	$15.96	$13.90
Income from Investment Operations
Net investment income (loss)A	.21	.16	.12	.31B	.13
Net realized and unrealized gain (loss)	(.16)	2.30	1.01	(.50)C	2.01
Total from investment operations	.05	2.46	1.13	(.19)	2.14
Distributions from net investment income	(.07)	(.09)	(.19)D	(.15)	(.08)
Distributions from net realized gain	(.05)	–	(.13)D	–	–
Total distributions	(.12)	(.09)	(.32)	(.15)	(.08)
Net asset value, end of period	$18.73	$18.80	$16.43	$15.62	$15.96
Total ReturnE,F	.25%	15.02%	7.49%	(1.19)%C	15.46%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.27%	1.36%	1.46%	1.50%	1.49%
Expenses net of fee waivers, if any	1.27%	1.35%	1.46%	1.50%	1.49%
Expenses net of all reductions	1.26%	1.35%	1.45%	1.50%	1.49%
Net investment income (loss)	1.12%	.91%	.81%	1.96%B	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$30,030	$38,976	$38,565	$34,643	$31,087
Portfolio turnover rateI	33%	42%	46%	49%	68%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.05%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (1.27)%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Value Fund Class C

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.33	$16.04	$15.27	$15.63	$13.63
Income from Investment Operations
Net investment income (loss)A	.11	.07	.05	.23B	.06
Net realized and unrealized gain (loss)	(.16)	2.24	.98	(.49)C	1.97
Total from investment operations	(.05)	2.31	1.03	(.26)	2.03
Distributions from net investment income	–	(.02)	(.13)D	(.10)	(.03)
Distributions from net realized gain	(.03)	–	(.13)D	–	–
Total distributions	(.03)	(.02)	(.26)	(.10)	(.03)
Net asset value, end of period	$18.25	$18.33	$16.04	$15.27	$15.63
Total ReturnE,F	(.29)%	14.44%	6.95%	(1.68)%C	14.90%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.78%	1.87%	1.96%	2.00%	2.00%
Expenses net of fee waivers, if any	1.78%	1.86%	1.96%	2.00%	2.00%
Expenses net of all reductions	1.78%	1.86%	1.95%	2.00%	1.99%
Net investment income (loss)	.61%	.40%	.31%	1.46%B	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$21,206	$25,427	$34,006	$28,295	$18,614
Portfolio turnover rateI	33%	42%	46%	49%	68%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .55%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (1.76)%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Value Fund Class I

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$19.18	$16.74	$15.93	$16.27	$14.16
Income from Investment Operations
Net investment income (loss)A	.32	.26	.21	.40B	.22
Net realized and unrealized gain (loss)	(.17)	2.35	1.02	(.50)C	2.04
Total from investment operations	.15	2.61	1.23	(.10)	2.26
Distributions from net investment income	(.19)	(.17)	(.29)D	(.24)	(.15)
Distributions from net realized gain	(.05)	–	(.13)D	–	–
Total distributions	(.24)	(.17)	(.42)	(.24)	(.15)
Net asset value, end of period	$19.09	$19.18	$16.74	$15.93	$16.27
Total ReturnE	.75%	15.73%	8.02%	(.60)%C	16.16%
Ratios to Average Net AssetsF,G
Expenses before reductions	.73%	.82%	.91%	.93%	.91%
Expenses net of fee waivers, if any	.72%	.82%	.91%	.93%	.91%
Expenses net of all reductions	.72%	.82%	.91%	.93%	.91%
Net investment income (loss)	1.66%	1.45%	1.36%	2.53%B	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$122,603	$136,750	$22,972	$25,984	$5,162
Portfolio turnover rateH	33%	42%	46%	49%	68%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.15 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.61%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.68)%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Value Fund Class Z

Years ended November 30,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$19.20	$17.46
Income from Investment Operations
Net investment income (loss)B	.34	.24
Net realized and unrealized gain (loss)	(.16)	1.50
Total from investment operations	.18	1.74
Distributions from net investment income	(.21)	–
Distributions from net realized gain	(.05)	–
Total distributions	(.26)	–
Net asset value, end of period	$19.12	$19.20
Total ReturnC,D	.91%	9.97%
Ratios to Average Net AssetsE,F
Expenses before reductions	.59%	.69%G
Expenses net of fee waivers, if any	.59%	.69%G
Expenses net of all reductions	.58%	.68%G
Net investment income (loss)	1.80%	1.59%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,406	$581
Portfolio turnover rateH	33%	42%

 A For the period February 1, 2017 (commencement of sale of shares) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018

1. Organization.

Fidelity Advisor Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$37,224,410
Gross unrealized depreciation	(11,182,612)
Net unrealized appreciation (depreciation)	$26,041,798
Tax Cost	$219,158,645

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,336,531
Undistributed long-term capital gain	$15,205,952
Net unrealized appreciation (depreciation) on securities and other investments	$25,946,221

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$2,276,988	$ 1,129,904
Long-term Capital Gains	398,109	–
Total	$2,675,097	$ 1,129,904

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $85,191,264 and $123,068,413, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell 3000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .45% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$183,598	$2,955
Class M	.25%	.25%	166,510	2,237
Class C	.75%	.25%	230,803	19,664
			$580,911	$24,856

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$17,176
Class M	3,349
Class C(a)	1,579
$22,104

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$151,619.21
Class M	74,676.22
Class C	54,298.24
Class I	245,056.18
Class Z	739.05
	$526,388

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,951 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,296.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $743 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $77,929. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $13,269 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody fee by $53.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,834.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Class A	$728,057	$–
Class M	243,030	–
Class C	36,911	–
Class I	1,656,313	–
Class Z	10,786	–
Total	$2,675,097	$–
From net investment income
Class A	$–	$626,176
Class M	–	207,819
Class C	–	51,210
Class I	–	244,699
Total	$–	$1,129,904

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018	Year ended November 30, 2017(a)	Year ended November 30, 2018	Year ended November 30, 2017(a)
Class A
Shares sold	430,532	865,189	$8,163,680	$15,229,834
Reinvestment of distributions	37,430	35,742	710,804	606,547
Shares redeemed	(1,184,591)	(1,315,692)	(22,299,608)	(23,326,026)
Net increase (decrease)	(716,629)	(414,761)	$(13,425,124)	$(7,489,645)
Class M
Shares sold	115,992	330,063	$2,192,989	$5,777,329
Reinvestment of distributions	12,686	12,052	241,033	204,639
Shares redeemed	(598,236)	(616,921)	(11,241,304)	(10,915,731)
Net increase (decrease)	(469,558)	(274,806)	$(8,807,282)	$(4,933,763)
Class C
Shares sold	160,672	247,472	$2,951,495	$4,232,230
Reinvestment of distributions	1,869	2,866	34,762	47,668
Shares redeemed	(387,892)	(983,824)	(7,170,975)	(16,852,316)
Net increase (decrease)	(225,351)	(733,486)	$(4,184,718)	$(12,572,418)
Class I
Shares sold	1,756,303	7,069,018	$33,530,713	$126,873,595
Reinvestment of distributions	77,656	8,771	1,495,652	151,116
Shares redeemed	(2,543,433)	(1,319,482)	(48,747,625)	(23,819,535)
Net increase (decrease)	(709,474)	5,758,307	$(13,721,260)	$103,205,176
Class Z
Shares sold	125,790	49,947	$2,429,543	$913,661
Reinvestment of distributions	526	–	10,140	–
Shares redeemed	(30,752)	(19,687)	(594,630)	(365,192)
Net increase (decrease)	95,564	30,260	$1,845,053	$548,469

 (a) Share transactions for Class Z are for the period February 1, 2017 (commencement of sale of shares) to November 30, 2017.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 16, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Boared (if any), and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 281 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Class A	.95%
Actual		$1,000.00	$1,019.60	$4.81
Hypothetical-C		$1,000.00	$1,020.31	$4.81
Class M	1.22%
Actual		$1,000.00	$1,017.90	$6.17
Hypothetical-C		$1,000.00	$1,018.95	$6.17
Class C	1.73%
Actual		$1,000.00	$1,015.00	$8.74
Hypothetical-C		$1,000.00	$1,016.39	$8.74
Class I	.68%
Actual		$1,000.00	$1,020.30	$3.44
Hypothetical-C		$1,000.00	$1,021.66	$3.45
Class Z	.57%
Actual		$1,000.00	$1,021.40	$2.89
Hypothetical-C		$1,000.00	$1,022.21	$2.89

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Equity Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Equity Value Fund
Class A	12/27/18	12/26/18	$0.283	$1.185
Class M	12/27/18	12/26/18	$0.229	$1.185
Class C	12/27/18	12/26/18	$0.131	$1.185
Class I	12/27/18	12/26/18	$0.337	$1.185
Class Z	12/27/18	12/26/18	$0.369	$1.185

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $16,587,003, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100%; Class M designates 100%; Class I designates 98%; and Class Z designates 89%; of the dividends distributed in November, as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Equity Value Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund’s Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund’s assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for the fund; (iii) the nature, extent or quality of services provided under the fund’s Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund’s Advisory Contracts are fair and reasonable, and that the fund’s Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund’s Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity’s non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund’s management fee structure is fair and reasonable, and that the continuation of the fund’s Advisory Contracts should be approved.

AEV-ANN-0119
1.767075.117

Fidelity Advisor® Growth & Income Fund Class A, Class M, Class C, Class I and Class Z Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(2.53)%	7.02%	12.31%
Class M (incl. 3.50% sales charge)	(0.43)%	7.26%	12.30%
Class C (incl. contingent deferred sales charge)	1.70%	7.49%	12.14%
Class I	3.71%	8.60%	13.33%
Class Z	3.84%	8.65%	13.35%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth & Income Fund - Class A on November 30, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$31,915	Fidelity Advisor® Growth & Income Fund - Class A
$38,109	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager Matthew Fruhan:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 3% to 4%, trailing the benchmark S&P 500® index. Versus the benchmark, a combination of unfavorable sector allocation and security selection weighed on our result. By sector, significant overweights in two lagging categories, energy and financials, detracted from relative performance, as did our large underweight in the outperforming consumer discretionary sector. Stock picking in consumer staples, industrials and health care also hurt relative performance, whereas picks in information technology and communication services were helpful. Our biggest individual detractors were an overweight in industrial conglomerate General Electric – which faced significant business challenges this period – and not owning benchmark component Amazon.com, which does not pay a dividend and whose valuation I found unattractive. Also detracting were our positions in financial services company State Street and diversified health care and agricultural company Bayer. On the positive side, relative performance benefited from not owning social-media giant and benchmark component Facebook, which faced concerns about the sustainability of revenue growth and costs related to privacy threats. Software company Microsoft – the fund's largest holding – added value, as did energy exploration and production company ConocoPhillips, which I sold from the portfolio in August.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Microsoft Corp.	4.7
Exxon Mobil Corp.	3.7
Comcast Corp. Class A	3.6
Bank of America Corp.	3.3
JPMorgan Chase & Co.	2.7
Altria Group, Inc.	2.7
Wells Fargo & Co.	2.3
Chevron Corp.	2.2
Apple, Inc.(a)	2.2
CVS Health Corp.	2.0
29.4

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Financials	19.8
Health Care	15.1
Information Technology	14.9
Energy	12.2
Industrials	11.8

Asset Allocation (% of fund's net assets)

As of November 30, 2018*,**
Stocks	97.5%
Convertible Securities	0.3%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.1%

 * Foreign investments - 12.4%

 ** Written options - (0.0)%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (000s)
COMMUNICATION SERVICES - 7.7%
Diversified Telecommunication Services - 1.8%
AT&T, Inc.	31,354	$979
Verizon Communications, Inc.	146,809	8,853
		9,832
Entertainment - 0.8%
Activision Blizzard, Inc.	8,000	399
The Walt Disney Co.	18,600	2,148
Vivendi SA	78,800	1,965
		4,512
Interactive Media & Services - 0.7%
Alphabet, Inc.:
Class A (a)	1,873	2,078
Class C (a)	1,813	1,984
		4,062
Media - 4.4%
Comcast Corp. Class A	518,158	20,213
Interpublic Group of Companies, Inc.	144,600	3,398
Omnicom Group, Inc.	17,200	1,324
		24,935

TOTAL COMMUNICATION SERVICES		43,341

CONSUMER DISCRETIONARY - 2.2%
Auto Components - 0.1%
Gentex Corp.	24,500	552
Hotels, Restaurants & Leisure - 0.0%
Cedar Fair LP (depositary unit)	3,100	170
Multiline Retail - 0.2%
Target Corp.	15,299	1,086
Specialty Retail - 1.9%
L Brands, Inc.	60,200	1,993
Lowe's Companies, Inc.	54,557	5,149
Ross Stores, Inc.	20,400	1,787
TJX Companies, Inc.	36,040	1,761
		10,690

TOTAL CONSUMER DISCRETIONARY		12,498

CONSUMER STAPLES - 9.4%
Beverages - 1.5%
The Coca-Cola Co.	167,784	8,456
Food & Staples Retailing - 1.8%
Walgreens Boots Alliance, Inc.	21,300	1,803
Walmart, Inc.	85,510	8,350
		10,153
Food Products - 0.4%
The Hershey Co.	19,700	2,134
The Kraft Heinz Co.	2,600	133
		2,267
Household Products - 1.7%
Kimberly-Clark Corp.	9,100	1,050
Procter & Gamble Co.	85,535	8,084
Spectrum Brands Holdings, Inc.	11,900	588
		9,722
Tobacco - 4.0%
Altria Group, Inc.	275,920	15,129
British American Tobacco PLC sponsored ADR	170,900	5,959
Philip Morris International, Inc.	15,000	1,298
		22,386

TOTAL CONSUMER STAPLES		52,984

ENERGY - 12.1%
Energy Equipment & Services - 1.5%
Baker Hughes, a GE Co. Class A	103,700	2,366
Nabors Industries Ltd.	63,800	206
National Oilwell Varco, Inc.	46,000	1,477
Oceaneering International, Inc. (a)	60,900	1,023
Schlumberger Ltd.	47,800	2,156
TechnipFMC PLC	41,600	961
		8,189
Oil, Gas & Consumable Fuels - 10.6%
BP PLC sponsored ADR	173,988	7,020
Cabot Oil & Gas Corp.	88,900	2,237
Cenovus Energy, Inc.	3,000	22
Cenovus Energy, Inc. (Canada)	782,327	5,782
Chevron Corp.	105,563	12,556
Enterprise Products Partners LP	16,300	428
Equinor ASA sponsored ADR	176,700	4,131
Exxon Mobil Corp.	258,400	20,543
Imperial Oil Ltd. (b)	102,800	3,062
Kosmos Energy Ltd. (a)	220,100	1,184
Legacy Reserves, Inc. (a)	86,500	186
Teekay LNG Partners LP	1,800	24
The Williams Companies, Inc.	91,746	2,323
Valero Energy Corp.	2,600	208
		59,706

TOTAL ENERGY		67,895

FINANCIALS - 19.8%
Banks - 13.5%
Bank of America Corp.	660,842	18,768
Citigroup, Inc.	160,427	10,394
First Hawaiian, Inc.	28,800	749
JPMorgan Chase & Co.	136,143	15,138
M&T Bank Corp.	5,600	946
PNC Financial Services Group, Inc.	43,616	5,922
SunTrust Banks, Inc.	85,335	5,350
U.S. Bancorp	101,430	5,524
Wells Fargo & Co.	240,150	13,035
		75,826
Capital Markets - 4.9%
Apollo Global Management LLC Class A	28,100	792
Brookfield Asset Management, Inc.	4,200	184
Cboe Global Markets, Inc.	6,310	679
Charles Schwab Corp.	56,513	2,532
KKR & Co. LP	102,213	2,343
Morgan Stanley	72,730	3,228
Northern Trust Corp.	73,537	7,297
Oaktree Capital Group LLC Class A	31,694	1,313
S&P Global, Inc.	6,100	1,115
State Street Corp.	110,870	8,096
		27,579
Insurance - 1.1%
Chubb Ltd.	16,200	2,167
Marsh & McLennan Companies, Inc.	20,566	1,824
MetLife, Inc.	12,000	536
The Travelers Companies, Inc.	12,000	1,564
		6,091
Thrifts & Mortgage Finance - 0.3%
Radian Group, Inc.	75,790	1,395

TOTAL FINANCIALS		110,891

HEALTH CARE - 14.8%
Biotechnology - 1.0%
Alexion Pharmaceuticals, Inc. (a)	32,100	3,953
Intercept Pharmaceuticals, Inc. (a)	15,795	1,752
		5,705
Health Care Equipment & Supplies - 0.7%
Becton, Dickinson & Co.	800	202
Boston Scientific Corp. (a)	29,200	1,100
Danaher Corp.	20,800	2,278
Zimmer Biomet Holdings, Inc.	4,590	537
		4,117
Health Care Providers & Services - 7.0%
AmerisourceBergen Corp.	44,100	3,920
Anthem, Inc.	13,300	3,858
Cardinal Health, Inc.	77,600	4,255
Cigna Corp.	22,900	5,115
CVS Health Corp.	143,251	11,489
Humana, Inc.	4,400	1,450
McKesson Corp.	38,033	4,735
Patterson Companies, Inc.	61,400	1,558
UnitedHealth Group, Inc.	10,200	2,870
		39,250
Pharmaceuticals - 6.1%
Allergan PLC	4,000	626
AstraZeneca PLC sponsored ADR	57,900	2,306
Bayer AG	61,138	4,486
Eli Lilly & Co.	9,200	1,091
GlaxoSmithKline PLC sponsored ADR	217,209	9,095
Johnson & Johnson	70,601	10,371
Novartis AG sponsored ADR	5,101	467
Perrigo Co. PLC	13,900	866
Sanofi SA	26,518	2,404
Teva Pharmaceutical Industries Ltd. sponsored ADR	110,474	2,380
		34,092

TOTAL HEALTH CARE		83,164

INDUSTRIALS - 11.8%
Aerospace & Defense - 2.2%
General Dynamics Corp.	13,900	2,570
Huntington Ingalls Industries, Inc.	2,600	560
Meggitt PLC	17,233	114
Rolls-Royce Holdings PLC	99,000	1,075
United Technologies Corp.	64,631	7,875
		12,194
Air Freight & Logistics - 1.8%
C.H. Robinson Worldwide, Inc.	17,900	1,653
Expeditors International of Washington, Inc.	800	61
United Parcel Service, Inc. Class B	74,679	8,610
		10,324
Building Products - 0.0%
A.O. Smith Corp.	2,600	123
Commercial Services & Supplies - 0.3%
Healthcare Services Group, Inc. (b)	19,500	920
Interface, Inc.	34,000	551
Ritchie Brothers Auctioneers, Inc.	1,700	59
Stericycle, Inc. (a)	6,825	328
		1,858
Electrical Equipment - 0.8%
Acuity Brands, Inc.	17,000	2,210
Hubbell, Inc. Class B	15,612	1,720
Rockwell Automation, Inc.	1,900	331
		4,261
Industrial Conglomerates - 1.9%
3M Co.	2,500	520
General Electric Co.	1,381,793	10,363
		10,883
Machinery - 0.9%
Donaldson Co., Inc.	18,200	1,020
Flowserve Corp.	59,900	2,906
Wabtec Corp. (b)	13,700	1,296
		5,222
Professional Services - 0.3%
Nielsen Holdings PLC	50,000	1,359
Road & Rail - 2.6%
J.B. Hunt Transport Services, Inc.	31,020	3,299
Knight-Swift Transportation Holdings, Inc. Class A	51,400	1,782
Norfolk Southern Corp.	20,008	3,416
Union Pacific Corp. (c)	38,500	5,921
		14,418
Trading Companies & Distributors - 1.0%
Fastenal Co.	38,800	2,299
MSC Industrial Direct Co., Inc. Class A	8,900	788
Watsco, Inc.	15,564	2,392
		5,479

TOTAL INDUSTRIALS		66,121

INFORMATION TECHNOLOGY - 14.9%
Communications Equipment - 0.7%
Cisco Systems, Inc. (c)	87,271	4,178
Electronic Equipment & Components - 0.1%
Avnet, Inc.	10,400	456
Philips Lighting NV (d)	12,618	336
		792
IT Services - 2.7%
IBM Corp.	9,300	1,156
MasterCard, Inc. Class A	4,490	903
Paychex, Inc.	55,809	3,949
Unisys Corp. (a)(b)	72,692	983
Visa, Inc. Class A	57,040	8,083
		15,074
Semiconductors & Semiconductor Equipment - 2.1%
Analog Devices, Inc.	5,800	533
Applied Materials, Inc.	52,900	1,972
Lam Research Corp.	6,000	942
Qualcomm, Inc.	143,698	8,372
		11,819
Software - 6.9%
Micro Focus International PLC	63,343	1,244
Microsoft Corp.	235,373	26,096
Oracle Corp.	156,284	7,620
SAP SE sponsored ADR	34,700	3,598
		38,558
Technology Hardware, Storage & Peripherals - 2.4%
Apple, Inc. (c)	69,773	12,460
Western Digital Corp.	19,900	903
		13,363

TOTAL INFORMATION TECHNOLOGY		83,784

MATERIALS - 1.6%
Chemicals - 1.6%
CF Industries Holdings, Inc.	15,400	650
DowDuPont, Inc.	32,200	1,863
International Flavors & Fragrances, Inc.	6,500	921
Johnson Matthey PLC	1,500	56
LyondellBasell Industries NV Class A	19,700	1,838
Nutrien Ltd.	55,480	2,858
The Scotts Miracle-Gro Co. Class A	11,800	897
		9,083
REAL ESTATE - 1.7%
Equity Real Estate Investment Trusts (REITs) - 1.7%
American Tower Corp.	13,300	2,188
CoreSite Realty Corp.	14,000	1,364
Equinix, Inc.	5,810	2,238
Omega Healthcare Investors, Inc.	12,000	455
Public Storage	7,700	1,642
Sabra Health Care REIT, Inc.	21,600	417
Simon Property Group, Inc.	3,200	594
Spirit MTA REIT	8,030	78
Spirit Realty Capital, Inc.	80,300	596
		9,572
UTILITIES - 1.5%
Electric Utilities - 1.3%
Duke Energy Corp.	10,100	895
Exelon Corp.	72,700	3,373
PPL Corp.	60,700	1,857
Southern Co.	27,700	1,311
		7,436
Multi-Utilities - 0.2%
Sempra Energy	7,400	853

TOTAL UTILITIES		8,289

TOTAL COMMON STOCKS
(Cost $436,679)		547,622

Preferred Stocks - 0.2%
Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. Series A, 6.125%	13,400	848
Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Holdings PLC:
(C Shares)	33,847,830	43
Series C (a)	4,554,000	6
		49
TOTAL PREFERRED STOCKS
(Cost $722)		897
	Principal Amount (000s)(e)	Value (000s)

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Bayer Capital Corp. BV 5.625% 11/22/19(d)
(Cost $534)	EUR 500	450
	Shares	Value (000s)

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (f)(g)(h)
(Cost $1,470)	1,469,796	718

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 2.27% (i)	11,910,115	11,912
Fidelity Securities Lending Cash Central Fund 2.27% (i)(j)	5,593,623	5,594
TOTAL MONEY MARKET FUNDS
(Cost $17,506)		17,506
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $456,911)		567,193
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(5,712)
NET ASSETS - 100%		$561,481

Written Options
	Counterparty	Number of Contracts	Notional Amount (000s)	Exercise Price	Expiration Date	Value (000s)
Call Options
Apple, Inc.	Chicago Board Options Exchange	69	$1,232	$235.00	12/21/18	$0
Cabot Oil & Gas Corp.	Bank of America NA	870	2,189	27.00	12/21/18	(37)
Cisco Systems, Inc.	Chicago Board Options Exchange	173	828	48.00	12/21/18	(17)
Union Pacific Corp.	Chicago Board Options Exchange	37	569	160.00	12/21/18	(4)
TOTAL WRITTEN OPTIONS						$(58)

Currency Abbreviations

EUR – European Monetary Unit

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $2,629,000.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $786,000 or 0.1% of net assets.

 (e) Amount is stated in United States dollars unless otherwise noted.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $718,000 or 0.1% of net assets.

 (h) Level 3 security

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$1,470

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$142
Fidelity Securities Lending Cash Central Fund	68
Total	$210

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$43,341	$41,376	$1,965	$--
Consumer Discretionary	12,498	12,498	--	--
Consumer Staples	52,984	52,984	--	--
Energy	67,895	67,895	--	--
Financials	110,891	110,891	--	--
Health Care	84,012	76,274	7,738	--
Industrials	66,170	65,095	1,075	--
Information Technology	83,784	82,540	1,244	--
Materials	9,083	9,083	--	--
Real Estate	9,572	9,572	--	--
Utilities	8,289	8,289	--	--
Corporate Bonds	450	--	450	--
Other	718	--	--	718
Money Market Funds	17,506	17,506	--	--
Total Investments in Securities:	$567,193	$554,003	$12,472	$718
Derivative Instruments:
Liabilities
Written Options	$(58)	$(21)	$(37)	$--
Total Liabilities	$(58)	$(21)	$(37)	$--
Total Derivative Instruments:	$(58)	$(21)	$(37)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Written Options(a)	$0	$(58)
Total Equity Risk	0	(58)
Total Value of Derivatives	$0	$(58)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.6%
United Kingdom	5.3%
Canada	2.1%
Germany	1.4%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $5,337) — See accompanying schedule: Unaffiliated issuers (cost $439,405)	$549,687
Fidelity Central Funds (cost $17,506)	17,506
Total Investment in Securities (cost $456,911)		$567,193
Cash		42
Restricted cash		37
Receivable for investments sold		903
Receivable for fund shares sold		46
Dividends receivable		1,526
Interest receivable		13
Distributions receivable from Fidelity Central Funds		20
Prepaid expenses		1
Other receivables		13
Total assets		569,794
Liabilities
Payable for investments purchased	$1,722
Payable for fund shares redeemed	379
Accrued management fee	206
Distribution and service plan fees payable	186
Written options, at value (premium received $90)	58
Other affiliated payables	109
Other payables and accrued expenses	57
Collateral on securities loaned	5,596
Total liabilities		8,313
Net Assets		$561,481
Net Assets consist of:
Paid in capital		$392,515
Total distributable earnings (loss)		168,966
Net Assets		$561,481
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($243,138 ÷ 8,473.33 shares)		$28.69
Maximum offering price per share (100/94.25 of $28.69)		$30.44
Class M:
Net Asset Value and redemption price per share ($174,770 ÷ 6,096.74 shares)		$28.67
Maximum offering price per share (100/96.50 of $28.67)		$29.71
Class C:
Net Asset Value and offering price per share ($75,195 ÷ 2,807.10 shares)(a)		$26.79
Class I:
Net Asset Value, offering price and redemption price per share ($46,731 ÷ 1,593.42 shares)		$29.33
Class Z:
Net Asset Value, offering price and redemption price per share ($21,647 ÷ 737.45 shares)		$29.35

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$14,260
Interest		32
Income from Fidelity Central Funds		210
Total income		14,502
Expenses
Management fee	$2,614
Transfer agent fees	1,125
Distribution and service plan fees	2,359
Accounting and security lending fees	221
Custodian fees and expenses	40
Independent trustees' fees and expenses	3
Registration fees	79
Audit	72
Legal	4
Miscellaneous	6
Total expenses before reductions	6,523
Expense reductions	(36)
Total expenses after reductions		6,487
Net investment income (loss)		8,015
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	60,256
Fidelity Central Funds	(2)
Foreign currency transactions	(6)
Written options	890
Total net realized gain (loss)		61,138
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(49,689)
Assets and liabilities in foreign currencies	(1)
Written options	205
Total change in net unrealized appreciation (depreciation)		(49,485)
Net gain (loss)		11,653
Net increase (decrease) in net assets resulting from operations		$19,668

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,015	$7,388
Net realized gain (loss)	61,138	47,220
Change in net unrealized appreciation (depreciation)	(49,485)	29,353
Net increase (decrease) in net assets resulting from operations	19,668	83,961
Distributions to shareholders	(50,628)	–
Distributions to shareholders from net investment income	–	(7,084)
Distributions to shareholders from net realized gain	–	(9,088)
Total distributions	(50,628)	(16,172)
Share transactions - net increase (decrease)	(3,254)	(17,017)
Total increase (decrease) in net assets	(34,214)	50,772
Net Assets
Beginning of period	595,695	544,923
End of period	$561,481	$595,695
Other Information
Undistributed net investment income end of period		$4,231

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Growth & Income Fund Class A

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$30.29	$26.89	$26.36	$28.95	$25.87
Income from Investment Operations
Net investment income (loss)A	.43	.41	.37	.42	.40
Net realized and unrealized gain (loss)	.58	3.83	2.12	(.76)B	2.97
Total from investment operations	1.01	4.24	2.49	(.34)	3.37
Distributions from net investment income	(.36)	(.39)C	(.39)	(.36)	(.11)
Distributions from net realized gain	(2.26)	(.45)C	(1.57)	(1.88)	(.18)
Total distributions	(2.61)D	(.84)	(1.96)	(2.25)E	(.29)
Net asset value, end of period	$28.69	$30.29	$26.89	$26.36	$28.95
Total ReturnF,G	3.42%	16.15%	10.59%	(.96)%B	13.20%
Ratios to Average Net AssetsH,I
Expenses before reductions	.96%	.97%	.99%	.99%	1.01%
Expenses net of fee waivers, if any	.96%	.97%	.99%	.98%	1.01%
Expenses net of all reductions	.95%	.97%	.99%	.98%	1.01%
Net investment income (loss)	1.49%	1.47%	1.51%	1.57%	1.48%
Supplemental Data
Net assets, end of period (in millions)	$243	$255	$253	$244	$276
Portfolio turnover rateJ	40%	36%	31%	35%	44%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been (1.10)%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $2.61 per share is comprised of distributions from net investment income of $.355 and distributions from net realized gain of $2.257 per share.

 E Total distributions of $2.25 per share is comprised of distributions from net investment income of $.363 and distributions from net realized gain of $1.883 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth & Income Fund Class M

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$30.26	$26.87	$26.32	$28.91	$25.84
Income from Investment Operations
Net investment income (loss)A	.36	.34	.31	.35	.33
Net realized and unrealized gain (loss)	.59	3.82	2.12	(.76)B	2.97
Total from investment operations	.95	4.16	2.43	(.41)	3.30
Distributions from net investment income	(.28)	(.32)C	(.32)	(.29)	(.05)
Distributions from net realized gain	(2.26)	(.45)C	(1.57)	(1.88)	(.18)
Total distributions	(2.54)	(.77)	(1.88)D	(2.18)E	(.23)
Net asset value, end of period	$28.67	$30.26	$26.87	$26.32	$28.91
Total ReturnF,G	3.19%	15.85%	10.36%	(1.22)%B	12.91%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.21%	1.23%	1.24%	1.23%	1.25%
Expenses net of fee waivers, if any	1.21%	1.22%	1.24%	1.23%	1.25%
Expenses net of all reductions	1.20%	1.22%	1.24%	1.23%	1.24%
Net investment income (loss)	1.24%	1.22%	1.26%	1.32%	1.24%
Supplemental Data
Net assets, end of period (in millions)	$175	$186	$176	$180	$216
Portfolio turnover rateJ	40%	36%	31%	35%	44%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been (1.36)%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $1.88 per share is comprised of distributions from net investment income of $.319 and distributions from net realized gain of $1.565 per share.

 E Total distributions of $2.18 per share is comprised of distributions from net investment income of $.293 and distributions from net realized gain of $1.883 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth & Income Fund Class C

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.45	$25.33	$24.92	$27.51	$24.66
Income from Investment Operations
Net investment income (loss)A	.20	.19	.17	.21	.19
Net realized and unrealized gain (loss)	.55	3.60	2.01	(.73)B	2.84
Total from investment operations	.75	3.79	2.18	(.52)	3.03
Distributions from net investment income	(.15)	(.22)C	(.21)	(.18)	–
Distributions from net realized gain	(2.26)	(.45)C	(1.57)	(1.88)	(.18)
Total distributions	(2.41)	(.67)	(1.77)D	(2.07)E	(.18)
Net asset value, end of period	$26.79	$28.45	$25.33	$24.92	$27.51
Total ReturnF,G	2.64%	15.28%	9.81%	(1.74)%B	12.38%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.72%	1.73%	1.74%	1.73%	1.74%
Expenses net of fee waivers, if any	1.71%	1.73%	1.74%	1.73%	1.74%
Expenses net of all reductions	1.71%	1.72%	1.74%	1.73%	1.74%
Net investment income (loss)	.73%	.72%	.76%	.82%	.74%
Supplemental Data
Net assets, end of period (in millions)	$75	$86	$80	$79	$85
Portfolio turnover rateJ	40%	36%	31%	35%	44%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been (1.88)%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $1.77 per share is comprised of distributions from net investment income of $.206 and distributions from net realized gain of $1.565 per share.

 E Total distributions of $2.07 per share is comprised of distributions from net investment income of $.183 and distributions from net realized gain of $1.883 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth & Income Fund Class I

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$30.91	$27.41	$26.85	$29.47	$26.13
Income from Investment Operations
Net investment income (loss)A	.52	.50	.44	.50	.49
Net realized and unrealized gain (loss)	.60	3.90	2.16	(.78)B	3.03
Total from investment operations	1.12	4.40	2.60	(.28)	3.52
Distributions from net investment income	(.44)	(.45)C	(.48)	(.45)	–
Distributions from net realized gain	(2.26)	(.45)C	(1.57)	(1.88)	(.18)
Total distributions	(2.70)	(.90)	(2.04)D	(2.34)E	(.18)
Net asset value, end of period	$29.33	$30.91	$27.41	$26.85	$29.47
Total ReturnF	3.71%	16.45%	10.91%	(.70)%B	13.56%
Ratios to Average Net AssetsG,H
Expenses before reductions	.69%	.70%	.73%	.71%	.70%
Expenses net of fee waivers, if any	.69%	.70%	.73%	.70%	.70%
Expenses net of all reductions	.69%	.70%	.73%	.70%	.70%
Net investment income (loss)	1.75%	1.74%	1.77%	1.86%	1.78%
Supplemental Data
Net assets, end of period (in millions)	$47	$53	$35	$36	$28
Portfolio turnover rateI	40%	36%	31%	35%	44%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been (.84)%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $2.04 per share is comprised of distributions from net investment income of $.478 and distributions from net realized gain of $1.565 per share.

 E Total distributions of $2.34 per share is comprised of distributions from net investment income of $.454 and distributions from net realized gain of $1.883 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth & Income Fund Class Z

Years ended November 30,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$30.94	$27.35
Income from Investment Operations
Net investment income (loss)B	.56	.51
Net realized and unrealized gain (loss)	.59	3.08
Total from investment operations	1.15	3.59
Distributions from net investment income	(.49)	–
Distributions from net realized gain	(2.26)	–
Total distributions	(2.74)C	–
Net asset value, end of period	$29.35	$30.94
Total ReturnD,E	3.84%	13.13%
Ratios to Average Net AssetsF,G
Expenses before reductions	.56%	.57%H
Expenses net of fee waivers, if any	.56%	.57%H
Expenses net of all reductions	.55%	.57%H
Net investment income (loss)	1.89%	2.13%H
Supplemental Data
Net assets, end of period (in millions)	$22	$16
Portfolio turnover rateI	40%	36%

 A For the period February 1, 2017 (commencement of sale of shares) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $2.74 per share is comprised of distributions from net investment income of $.486 and distributions from net realized gain of $2.257 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications for the period ended November 30, 2017. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, equity-debt classifications, certain conversion ratio adjustments and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$148,709
Gross unrealized depreciation	(41,032)
Net unrealized appreciation (depreciation)	$107,677
Tax Cost	$459,458

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,267
Undistributed long-term capital gain	$54,676
Net unrealized appreciation (depreciation) on securities and other investments	$107,023

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$8,206	$ 7,671
Long-term Capital Gains	42,422	8,501
Total	$50,628	$ 16,172

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $755 in this Subsidiary, representing .13% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $231,479 and $283,249, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .44% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$636	$13
Class M	.25%	.25%	913	18
Class C	.75%	.25%	810	66
			$2,359	$97

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$50
Class M	14
Class C(a)	6
$70

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$500.20
Class M	359.20
Class C	164.20
Class I	90.18
Class Z	12.05
	$1,125

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $68, including an amount less than five hundred dollars from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $30 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by an amount less than five hundred dollars.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Class A	$21,875	$–
Class M	15,518	–
Class C	7,230	–
Class I	4,343	–
Class Z	1,662	–
Total	$50,628	$–
From net investment income
Class A	$–	$3,625
Class M	–	2,157
Class C	–	717
Class I	–	585
Total	$–	$7,084
From net realized gain
Class A	$–	$4,131
Class M	–	2,946
Class C	–	1,429
Class I	–	582
Total	$–	$9,088

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018	Year ended November 30, 2017(a)	Year ended November 30, 2018	Year ended November 30, 2017(a)
Class A
Shares sold	693	831	$20,030	$23,130
Reinvestment of distributions	728	268	20,716	7,224
Shares redeemed	(1,369)	(2,104)	(39,630)	(58,668)
Net increase (decrease)	52	(1,005)	$1,116	$(28,314)
Class M
Shares sold	403	474	$11,720	$13,200
Reinvestment of distributions	533	183	15,179	4,948
Shares redeemed	(977)	(1,071)	(28,255)	(30,045)
Net increase (decrease)	(41)	(414)	$(1,356)	$(11,897)
Class C
Shares sold	259	381	$7,069	$10,013
Reinvestment of distributions	251	76	6,699	1,930
Shares redeemed	(729)	(586)	(19,873)	(15,527)
Net increase (decrease)	(219)	(129)	$(6,105)	$(3,584)
Class I
Shares sold	464	1,079	$13,745	$30,698
Reinvestment of distributions	136	39	3,952	1,063
Shares redeemed	(714)	(705)	(21,373)	(20,133)
Net increase (decrease)	(114)	413	$(3,676)	$11,628
Class Z
Shares sold	711	538	$21,177	$15,811
Reinvestment of distributions	15	–	433	–
Shares redeemed	(505)	(22)	(14,843)	(661)
Net increase (decrease)	221	516	$6,767	$15,150

 (a) Share transactions for Class Z are for the period February 1, 2017 (commencement of sale of shares) to November 30, 2017

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 16, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Class A	.96%
Actual		$1,000.00	$1,019.20	$4.86
Hypothetical-C		$1,000.00	$1,020.26	$4.86
Class M	1.21%
Actual		$1,000.00	$1,018.50	$6.12
Hypothetical-C		$1,000.00	$1,019.00	$6.12
Class C	1.71%
Actual		$1,000.00	$1,015.50	$8.64
Hypothetical-C		$1,000.00	$1,016.50	$8.64
Class I	.69%
Actual		$1,000.00	$1,020.90	$3.50
Hypothetical-C		$1,000.00	$1,021.61	$3.50
Class Z	.55%
Actual		$1,000.00	$1,021.20	$2.79
Hypothetical-C		$1,000.00	$1,022.31	$2.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Growth & Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Growth & Income Fund
Class A	12/27/18	12/26/18	$0.467	$2.869
Class M	12/27/18	12/26/18	$0.393	$2.869
Class C	12/27/18	12/26/18	$0.255	$2.869
Class I	12/27/18	12/26/18	$0.544	$2.869
Class Z	12/27/18	12/26/18	$0.544	$2.869

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $54,941,788, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends distributed in December 2017, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Growth & Income Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

AGAI-ANN-0119
1.539472.121

Fidelity Advisor® Growth Opportunities Fund Class A, Class M, Class C, Class I and Class Z Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	13.43%	12.68%	18.14%
Class M (incl. 3.50% sales charge)	15.86%	12.95%	18.16%
Class C (incl. contingent deferred sales charge)	18.44%	13.17%	17.95%
Class I	20.67%	14.34%	19.21%
Class Z	20.82%	14.49%	19.29%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth Opportunities Fund - Class A on November 30, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$52,957	Fidelity Advisor® Growth Opportunities Fund - Class A
$46,203	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager Kyle Weaver:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 19% to 21%, more than double the 8.59% advance of the benchmark Russell 1000® Growth Index. Versus the benchmark, stock picking in the consumer staples sector stood out, including top contributor Juul Labs, a privately traded maker of e-cigarettes. Sales of the company’s e-cigarette devices and pods increased significantly the past 12 months, leading to a higher valuation. The company and the industry face a number of social and public policy concerns. Stock choices in information technology, consumer discretionary, industrials and communication services also lifted the fund’s relative result. Two holdings in software & services were top contributors: The Trade Desk and Wix.com. Carvana, a fast-growing online provider of used cars, further contributed. All of the contributors I’ve mentioned were out-of-benchmark holdings. Conversely, positioning in the health care sector detracted this period, along with stock selection in financials and materials. A non-index stake in software engineering provider Luxoft Holding was the fund’s largest relative detractor. A large overweighting in the shares of chemical company Chemours also detracted, as did a sizable non-benchmark stake in London-based British American Tobacco, the latter of which we sold off during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
JUUL Labs, Inc. Series C	5.5
Amazon.com, Inc.	5.3
Microsoft Corp.	5.3
Alphabet, Inc. Class C	5.1
Apple, Inc.	4.5
Facebook, Inc. Class A	2.6
Alphabet, Inc. Class A	2.2
Salesforce.com, Inc.	2.1
Tesla, Inc.	1.9
The Trade Desk, Inc.	1.8
36.3

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Information Technology	36.6
Communication Services	16.3
Consumer Discretionary	13.9
Health Care	11.8
Consumer Staples	7.0

Asset Allocation (% of fund's net assets)

As of November 30, 2018*
Stocks	93.0%
Convertible Securities	6.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 11.9%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value (000s)
COMMUNICATION SERVICES - 16.0%
Entertainment - 2.0%
Activision Blizzard, Inc.	405,100	$20,206
Electronic Arts, Inc. (a)	123,600	10,391
Netflix, Inc. (a)	88,000	25,179
Take-Two Interactive Software, Inc. (a)	18,300	2,007
The Walt Disney Co.	106,400	12,288
		70,071
Interactive Media & Services - 10.5%
Alphabet, Inc.:
Class A (a)	68,665	76,194
Class C (a)	163,375	178,803
Facebook, Inc. Class A (a)	643,241	90,446
IAC/InterActiveCorp (a)	85,800	15,269
Momo, Inc. ADR (a)	274,800	8,615
		369,327
Media - 1.7%
Charter Communications, Inc. Class A (a)	108,960	35,870
Criteo SA sponsored ADR (a)(b)	129,700	3,022
Naspers Ltd. Class N	106,800	21,293
		60,185
Wireless Telecommunication Services - 1.8%
T-Mobile U.S., Inc. (a)	944,200	64,630

TOTAL COMMUNICATION SERVICES		564,213

CONSUMER DISCRETIONARY - 13.9%
Automobiles - 1.9%
Tesla, Inc. (a)	192,977	67,635
Hotels, Restaurants & Leisure - 0.6%
Hilton Grand Vacations, Inc. (a)	275,200	8,823
Hilton Worldwide Holdings, Inc.	32,500	2,455
Marriott International, Inc. Class A	2,500	288
Planet Fitness, Inc. (a)	157,900	8,719
		20,285
Household Durables - 1.0%
Mohawk Industries, Inc. (a)	45,800	5,865
Roku, Inc. Class A (a)(b)	735,240	29,961
		35,826
Internet & Direct Marketing Retail - 8.0%
Alibaba Group Holding Ltd. sponsored ADR (a)	236,700	38,076
Amazon.com, Inc. (a)	111,600	188,623
Gaia, Inc. Class A (a)	146,800	1,914
Groupon, Inc. (a)	1,285,238	3,946
GrubHub, Inc. (a)	44,700	3,500
JD.com, Inc. sponsored ADR (a)	417,600	8,866
Meituan Dianping Class B	978,300	6,558
The Booking Holdings, Inc. (a)	5,200	9,838
Wayfair LLC Class A (a)	198,965	21,130
		282,451
Multiline Retail - 0.5%
Dollar Tree, Inc. (a)	207,300	17,987
Specialty Retail - 1.1%
Floor & Decor Holdings, Inc. Class A (a)(b)	499,600	16,552
Home Depot, Inc.	56,500	10,188
Lowe's Companies, Inc.	126,500	11,938
Tiffany & Co., Inc.	3,100	282
		38,960
Textiles, Apparel & Luxury Goods - 0.8%
Allbirds, Inc. (c)(d)	4,746	260
Axonics Modulation Technologies, Inc. (a)	20,700	273
Carbon Black, Inc. (b)	4,900	80
lululemon athletica, Inc. (a)	76,416	10,129
Pinduoduo, Inc. ADR (b)	719,100	16,511
		27,253

TOTAL CONSUMER DISCRETIONARY		490,397

CONSUMER STAPLES - 1.5%
Beverages - 0.6%
Constellation Brands, Inc. Class A (sub. vtg.)	44,200	8,653
Fever-Tree Drinks PLC	406,217	12,382
		21,035
Food & Staples Retailing - 0.7%
BJ's Wholesale Club Holdings, Inc.	564,300	13,182
Costco Wholesale Corp.	3,300	763
Performance Food Group Co. (a)	332,850	11,470
Walmart, Inc.	3,700	361
		25,776
Food Products - 0.0%
nLIGHT, Inc. (a)(b)	66,900	1,278
Personal Products - 0.2%
Unilever NV (Certificaten Van Aandelen) (Bearer)	89,900	4,989
Tobacco - 0.0%
JUUL Labs, Inc. (c)(d)	2,772	596

TOTAL CONSUMER STAPLES		53,674

ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Oasis Petroleum, Inc. (a)	146,200	1,044
Reliance Industries Ltd.	2,040,897	34,212
Whiting Petroleum Corp. (a)	138,710	4,199
		39,455
FINANCIALS - 4.7%
Banks - 0.3%
HDFC Bank Ltd. sponsored ADR	94,211	9,555
Capital Markets - 2.4%
BlackRock, Inc. Class A	30,200	12,926
Cboe Global Markets, Inc.	144,700	15,573
Charles Schwab Corp.	545,700	24,447
Morningstar, Inc.	5,000	591
S&P Global, Inc.	10,800	1,975
TD Ameritrade Holding Corp.	446,800	24,042
Virtu Financial, Inc. Class A	241,300	6,074
		85,628
Diversified Financial Services - 0.8%
GDS Holdings Ltd. ADR (a)(b)	953,700	28,125
Thrifts & Mortgage Finance - 1.2%
LendingTree, Inc. (a)(b)	158,100	41,160

TOTAL FINANCIALS		164,468

HEALTH CARE - 11.8%
Biotechnology - 5.7%
ACADIA Pharmaceuticals, Inc. (a)	174,500	3,326
Acceleron Pharma, Inc. (a)	52,400	2,774
Acorda Therapeutics, Inc. (a)	172,300	3,520
Agios Pharmaceuticals, Inc. (a)	54,400	3,580
Alexion Pharmaceuticals, Inc. (a)	328,800	40,492
Allakos, Inc. (a)	50,900	2,999
Alnylam Pharmaceuticals, Inc. (a)	82,212	6,672
AnaptysBio, Inc. (a)	63,100	4,706
Array BioPharma, Inc. (a)	132,200	2,106
Ascendis Pharma A/S sponsored ADR (a)	35,900	2,424
Atara Biotherapeutics, Inc. (a)	49,500	1,978
aTyr Pharma, Inc. (a)	124,576	77
Audentes Therapeutics, Inc. (a)	63,100	1,543
BeiGene Ltd.	129,100	1,422
bluebird bio, Inc. (a)	56,600	6,956
Blueprint Medicines Corp. (a)	23,100	1,325
Coherus BioSciences, Inc. (a)	409,894	4,533
Crinetics Pharmaceuticals, Inc. (a)	75,100	2,624
Epizyme, Inc. (a)	114,500	850
FibroGen, Inc. (a)	80,600	3,495
Five Prime Therapeutics, Inc. (a)	121,500	1,560
Insmed, Inc. (a)	472,679	8,466
Intercept Pharmaceuticals, Inc. (a)	28,035	3,109
Ionis Pharmaceuticals, Inc. (a)	336,453	19,612
La Jolla Pharmaceutical Co. (a)	67,400	975
Mirati Therapeutics, Inc. (a)	129,100	4,982
Neurocrine Biosciences, Inc. (a)	149,675	13,212
Opko Health, Inc. (a)	1	0
Regeneron Pharmaceuticals, Inc. (a)	12,900	4,717
Rigel Pharmaceuticals, Inc. (a)	498,548	1,411
Sage Therapeutics, Inc. (a)	34,344	3,960
Sarepta Therapeutics, Inc. (a)	121,828	15,773
Sienna Biopharmaceuticals, Inc. (a)	46,400	469
Spark Therapeutics, Inc. (a)	118,700	5,001
TESARO, Inc. (a)(b)	131,100	6,080
Vertex Pharmaceuticals, Inc. (a)	64,490	11,659
Xencor, Inc. (a)	91,000	3,823
		202,211
Health Care Equipment & Supplies - 2.4%
Becton, Dickinson & Co.	35,400	8,947
Boston Scientific Corp. (a)	1,129,500	42,548
Insulet Corp. (a)	108,600	9,115
Intuitive Surgical, Inc. (a)	4,200	2,230
Novocure Ltd. (a)	292,500	10,039
Penumbra, Inc. (a)	65,200	9,077
Wright Medical Group NV (a)	73,400	2,052
		84,008
Health Care Providers & Services - 2.8%
Cigna Corp.	47,000	10,499
Elanco Animal Health, Inc.	17,000	568
G1 Therapeutics, Inc. (a)	83,500	3,192
Henry Schein, Inc. (a)	31,200	2,783
Humana, Inc.	75,500	24,875
OptiNose, Inc. (a)	39,400	310
UnitedHealth Group, Inc.	198,200	55,766
		97,993
Pharmaceuticals - 0.9%
Akcea Therapeutics, Inc. (a)(b)	257,023	8,711
AstraZeneca PLC sponsored ADR	8,900	354
Nabriva Therapeutics PLC (a)	1,261,600	2,574
Nektar Therapeutics (a)	310,000	12,521
Perrigo Co. PLC	24,200	1,507
TherapeuticsMD, Inc. (a)(b)	323,000	1,625
Theravance Biopharma, Inc. (a)	152,125	4,200
		31,492

TOTAL HEALTH CARE		415,704

INDUSTRIALS - 3.9%
Aerospace & Defense - 0.0%
The Boeing Co.	1,800	624
Air Freight & Logistics - 0.1%
FedEx Corp.	15,100	3,458
Airlines - 1.2%
JetBlue Airways Corp. (a)	69,800	1,362
Southwest Airlines Co.	69,200	3,779
Spirit Airlines, Inc. (a)	562,500	36,068
		41,209
Commercial Services & Supplies - 0.2%
HomeServe PLC	194,900	2,361
Tomra Systems ASA	168,100	4,567
		6,928
Electrical Equipment - 0.5%
Sunrun, Inc. (a)(b)	1,162,200	17,026
Machinery - 0.0%
Deere & Co.	4,500	697
Professional Services - 0.8%
CoStar Group, Inc. (a)	45,000	16,623
TransUnion Holding Co., Inc.	188,300	12,159
		28,782
Trading Companies & Distributors - 1.1%
Bunzl PLC	1,187,200	36,549
Watsco, Inc.	9,000	1,383
		37,932

TOTAL INDUSTRIALS		136,656

INFORMATION TECHNOLOGY - 36.3%
Communications Equipment - 1.1%
Carvana Co. Class A (a)(b)	917,955	39,738
Electronic Equipment & Components - 0.3%
SYNNEX Corp.	4,500	363
TTM Technologies, Inc. (a)	741,609	8,818
		9,181
Internet Software & Services - 0.7%
ANGI Homeservices, Inc. Class A (a)(b)	547,700	9,601
CarGurus, Inc. Class A (a)	438,000	17,043
		26,644
IT Services - 8.7%
Accenture PLC Class A	6,200	1,020
Adyen BV	7,517	3,889
Alliance Data Systems Corp.	173,900	34,843
Elastic NV	3,200	229
EPAM Systems, Inc. (a)	53,400	6,955
First Data Corp. Class A (a)	107,400	2,049
Global Payments, Inc.	236,900	26,488
GoDaddy, Inc. (a)	308,549	20,136
Interxion Holding N.V. (a)	26,600	1,656
Luxoft Holding, Inc. (a)	597,774	19,738
MasterCard, Inc. Class A	193,700	38,947
MongoDB, Inc. Class A (a)(b)	82,633	6,850
Netcompany Group A/S	33,500	1,105
Okta, Inc. (a)	51,300	3,265
PayPal Holdings, Inc. (a)	235,400	20,200
Visa, Inc. Class A	359,200	50,902
Wix.com Ltd. (a)	656,335	61,814
Worldpay, Inc. (a)	92,500	7,937
		308,023
Semiconductors & Semiconductor Equipment - 6.0%
Analog Devices, Inc.	164,700	15,139
Applied Materials, Inc.	514,900	19,195
Broadcom, Inc.	169,000	40,122
Lam Research Corp.	118,300	18,568
Marvell Technology Group Ltd.	886,100	14,275
Micron Technology, Inc. (a)	656,600	25,318
NVIDIA Corp.	326,230	53,316
NXP Semiconductors NV	177,500	14,798
ON Semiconductor Corp. (a)	518,700	9,949
Semtech Corp. (a)	7,100	379
		211,059
Software - 15.0%
Adobe, Inc. (a)	178,800	44,859
Autodesk, Inc. (a)	199,100	28,770
Avalara, Inc. (b)	21,080	674
Citrix Systems, Inc.	148,700	16,204
Cloudera, Inc. (a)	221,600	2,735
DocuSign, Inc.	8,500	355
Dropbox, Inc. Class A (a)	368,900	8,629
Intuit, Inc.	47,000	10,083
Microsoft Corp.	1,673,000	185,519
Nutanix, Inc. Class A (a)	120,200	5,374
Parametric Technology Corp. (a)	215,100	18,604
Q2 Holdings, Inc. (a)	20,400	1,108
RingCentral, Inc. (a)	46,200	3,830
Salesforce.com, Inc. (a)	527,900	75,363
ServiceNow, Inc. (a)	147,200	27,272
Splunk, Inc. (a)	3,800	425
SurveyMonkey	8,400	120
The Trade Desk, Inc. (a)	454,300	64,715
Workday, Inc. Class A (a)	163,200	26,765
Zscaler, Inc. (a)	6,300	247
Zuora, Inc.	307,200	5,846
		527,497
Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	882,806	157,651

TOTAL INFORMATION TECHNOLOGY		1,279,793

MATERIALS - 1.7%
Chemicals - 1.6%
LG Chemical Ltd.	52,716	16,258
LyondellBasell Industries NV Class A	248,600	23,197
The Chemours Co. LLC	622,400	17,726
		57,181
Containers & Packaging - 0.1%
Crown Holdings, Inc. (a)	15,400	790

TOTAL MATERIALS		57,971

REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.1%
American Tower Corp.	387,900	63,806
Equinix, Inc.	27,200	10,480
		74,286
TOTAL COMMON STOCKS
(Cost $2,121,718)		3,276,617

Preferred Stocks - 6.3%
Convertible Preferred Stocks - 6.3%
COMMUNICATION SERVICES - 0.3%
Interactive Media & Services - 0.3%
Uber Technologies, Inc. Series D, 8.00% (a)(c)(d)	218,981	10,680
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Neutron Holdings, Inc. Series C (c)(d)	6,477,300	1,184
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (c)(d)	1,873	103
Series B (c)(d)	329	18
Series C (c)(d)	3,146	173
		294
TOTAL CONSUMER DISCRETIONARY		1,478
CONSUMER STAPLES - 5.5%
Tobacco - 5.5%
JUUL Labs, Inc.:
Series C (a)(c)(d)(e)	898,438	193,155
Series D (c)(d)	3,671	789
		193,944
FINANCIALS - 0.1%
Insurance - 0.1%
Clover Health Series D (a)(c)(d)	282,226	2,647
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series I (c)(d)	16,438	2,778
INFORMATION TECHNOLOGY - 0.3%
Internet Software & Services - 0.3%
Lyft, Inc. Series I (c)(d)	215,858	10,222
Software - 0.0%
Cloudflare, Inc. Series D, 8.00% (a)(c)(d)	60,400	664
TOTAL INFORMATION TECHNOLOGY		10,886

TOTAL CONVERTIBLE PREFERRED STOCKS		222,413

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (c)(d)	1,006	55
TOTAL PREFERRED STOCKS
(Cost $24,457)		222,468

Money Market Funds - 4.6%
Fidelity Cash Central Fund, 2.27% (f)	3,437,788	3,438
Fidelity Securities Lending Cash Central Fund 2.27% (f)(g)	157,725,036	157,741
TOTAL MONEY MARKET FUNDS
(Cost $161,179)		161,179
TOTAL INVESTMENT IN SECURITIES - 103.9%
(Cost $2,307,354)		3,660,264
NET OTHER ASSETS (LIABILITIES) - (3.9)%		(135,728)
NET ASSETS - 100%		$3,524,536

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $223,333,000 or 6.3% of net assets.

 (d) Level 3 security

 (e) A portion of the security sold on a delayed delivery basis.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Allbirds, Inc.	10/9/18	$260
Allbirds, Inc.	10/9/18	$55
Allbirds, Inc. Series A	10/9/18	$103
Allbirds, Inc. Series B	10/9/18	$18
Allbirds, Inc. Series C	10/9/18	$173
Cloudflare, Inc. Series D, 8.00%	9/10/18	$664
Clover Health Series D	6/7/17	$2,647
JUUL Labs, Inc.	11/21/17	$9
JUUL Labs, Inc. Series C	5/22/15	$2,794
JUUL Labs, Inc. Series D	6/25/18	$422
Lyft, Inc. Series I	6/27/18	$10,222
Neutron Holdings, Inc. Series C	7/3/18	$1,184
Space Exploration Technologies Corp. Series I	4/5/18	$2,778
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$3,397

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$402
Fidelity Securities Lending Cash Central Fund	2,438
Total	$2,840

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$574,893	$564,213	$--	$10,680
Consumer Discretionary	491,930	490,137	--	1,793
Consumer Staples	247,618	48,089	4,989	194,540
Energy	39,455	39,455	--	--
Financials	167,115	164,468	--	2,647
Health Care	415,704	415,704	--	--
Industrials	139,434	136,656	--	2,778
Information Technology	1,290,679	1,279,793	--	10,886
Materials	57,971	57,971	--	--
Real Estate	74,286	74,286	--	--
Money Market Funds	161,179	161,179	--	--
Total Investments in Securities:	$3,660,264	$3,431,951	$4,989	$223,324

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$22,993
Net Realized Gain (Loss) on Investment Securities	36,667
Net Unrealized Gain (Loss) on Investment Securities	172,447
Cost of Purchases	422
Proceeds of Sales	(37,989)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$194,540
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2018	$173,131
Other Investments in Securities
Beginning Balance	$10,289
Net Realized Gain (Loss) on Investment Securities	52
Net Unrealized Gain (Loss) on Investment Securities	3,071
Cost of Purchases	15,457
Proceeds of Sales	(85)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$28,784
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2018	$3,071

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.1%
Cayman Islands	3.1%
Israel	1.8%
United Kingdom	1.5%
Netherlands	1.4%
India	1.3%
Others (Individually Less Than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $152,541) — See accompanying schedule: Unaffiliated issuers (cost $2,146,175)	$3,499,085
Fidelity Central Funds (cost $161,179)	161,179
Total Investment in Securities (cost $2,307,354)		$3,660,264
Receivable for investments sold
Regular delivery		387
Delayed delivery		36,738
Receivable for fund shares sold		3,630
Dividends receivable		2,040
Distributions receivable from Fidelity Central Funds		226
Prepaid expenses		5
Other receivables		133
Total assets		3,703,423
Liabilities
Payable for investments purchased	$12,181
Payable for fund shares redeemed	4,774
Accrued management fee	2,021
Distribution and service plan fees payable	1,007
Other affiliated payables	580
Other payables and accrued expenses	594
Collateral on securities loaned	157,730
Total liabilities		178,887
Net Assets		$3,524,536
Net Assets consist of:
Paid in capital		$1,800,030
Total distributable earnings (loss)		1,724,506
Net Assets		$3,524,536
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($672,506 ÷ 8,749 shares)		$76.87
Maximum offering price per share (100/94.25 of $76.87)		$81.56
Class M:
Net Asset Value and redemption price per share ($1,670,675 ÷ 21,902 shares)		$76.28
Maximum offering price per share (100/96.50 of $76.28)		$79.05
Class C:
Net Asset Value and offering price per share ($243,723 ÷ 3,636 shares)(a)		$67.03
Class I:
Net Asset Value, offering price and redemption price per share ($849,768 ÷ 10,310 shares)		$82.42
Class Z:
Net Asset Value, offering price and redemption price per share ($87,864 ÷ 1,059 shares)		$83.00

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$20,472
Income from Fidelity Central Funds (including $2,438 from security lending)		2,840
Total income		23,312
Expenses
Management fee
Basic fee	$17,660
Performance adjustment	1,112
Transfer agent fees	5,633
Distribution and service plan fees	11,883
Accounting and security lending fees	979
Custodian fees and expenses	105
Independent trustees' fees and expenses	17
Registration fees	113
Audit	71
Legal	9
Interest	4
Miscellaneous	19
Total expenses before reductions	37,605
Expense reductions	(184)
Total expenses after reductions		37,421
Net investment income (loss)		(14,109)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $42)	421,241
Fidelity Central Funds	1
Foreign currency transactions	(10)
Total net realized gain (loss)		421,232
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $409)	166,661
Assets and liabilities in foreign currencies	(5)
Total change in net unrealized appreciation (depreciation)		166,656
Net gain (loss)		587,888
Net increase (decrease) in net assets resulting from operations		$573,779

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(14,109)	$(1,058)
Net realized gain (loss)	421,232	247,904
Change in net unrealized appreciation (depreciation)	166,656	540,784
Net increase (decrease) in net assets resulting from operations	573,779	787,630
Distributions to shareholders	(214,543)	–
Distributions to shareholders from net realized gain	–	(308,776)
Total distributions	(214,543)	(308,776)
Share transactions - net increase (decrease)	138,173	49,313
Total increase (decrease) in net assets	497,409	528,167
Net Assets
Beginning of period	3,027,127	2,498,960
End of period	$3,524,536	$3,027,127
Other Information
Accumulated net investment loss end of period		$(1,119)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Growth Opportunities Fund Class A

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$68.76	$58.24	$66.87	$63.52	$54.89
Income from Investment Operations
Net investment income (loss)A	(.25)	.04	.07	(.08)	(.11)
Net realized and unrealized gain (loss)	13.33	17.86	(1.46)	3.43	8.74
Total from investment operations	13.08	17.90	(1.39)	3.35	8.63
Distributions from net realized gain	(4.97)	(7.38)	(7.24)	–	–
Total distributions	(4.97)	(7.38)	(7.24)	–	–
Net asset value, end of period	$76.87	$68.76	$58.24	$66.87	$63.52
Total ReturnB,C	20.35%	34.64%	(2.37)%	5.27%	15.72%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.05%	.91%	.86%	1.05%	1.08%
Expenses net of fee waivers, if any	1.05%	.91%	.86%	1.05%	1.08%
Expenses net of all reductions	1.05%	.91%	.86%	1.05%	1.08%
Net investment income (loss)	(.33)%	.06%	.13%	(.12)%	(.18)%
Supplemental Data
Net assets, end of period (in millions)	$673	$540	$502	$664	$648
Portfolio turnover rateF	46%	52%	66%	51%	13%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth Opportunities Fund Class M

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$68.27	$57.99	$66.75	$63.55	$55.04
Income from Investment Operations
Net investment income (loss)A	(.41)	(.10)	(.06)	(.23)	(.24)
Net realized and unrealized gain (loss)	13.24	17.76	(1.46)	3.43	8.75
Total from investment operations	12.83	17.66	(1.52)	3.20	8.51
Distributions from net realized gain	(4.82)	(7.38)	(7.24)	–	–
Total distributions	(4.82)	(7.38)	(7.24)	–	–
Net asset value, end of period	$76.28	$68.27	$57.99	$66.75	$63.55
Total ReturnB,C	20.07%	34.34%	(2.59)%	5.04%	15.46%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.28%	1.14%	1.09%	1.28%	1.31%
Expenses net of fee waivers, if any	1.28%	1.14%	1.09%	1.28%	1.31%
Expenses net of all reductions	1.28%	1.13%	1.09%	1.28%	1.31%
Net investment income (loss)	(.57)%	(.17)%	(.10)%	(.35)%	(.40)%
Supplemental Data
Net assets, end of period (in millions)	$1,671	$1,492	$1,250	$1,461	$1,504
Portfolio turnover rateF	46%	52%	66%	51%	13%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth Opportunities Fund Class C

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$60.60	$52.52	$61.42	$58.78	$51.17
Income from Investment Operations
Net investment income (loss)A	(.70)	(.37)	(.32)	(.52)	(.50)
Net realized and unrealized gain (loss)	11.68	15.83	(1.34)	3.16	8.11
Total from investment operations	10.98	15.46	(1.66)	2.64	7.61
Distributions from net realized gain	(4.55)	(7.38)	(7.24)	–	–
Total distributions	(4.55)	(7.38)	(7.24)	–	–
Net asset value, end of period	$67.03	$60.60	$52.52	$61.42	$58.78
Total ReturnB,C	19.44%	33.64%	(3.10)%	4.49%	14.87%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.81%	1.66%	1.61%	1.80%	1.83%
Expenses net of fee waivers, if any	1.81%	1.66%	1.61%	1.80%	1.83%
Expenses net of all reductions	1.80%	1.66%	1.61%	1.80%	1.83%
Net investment income (loss)	(1.09)%	(.69)%	(.62)%	(.87)%	(.93)%
Supplemental Data
Net assets, end of period (in millions)	$244	$201	$178	$238	$212
Portfolio turnover rateF	46%	52%	66%	51%	13%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth Opportunities Fund Class I

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$73.38	$61.52	$70.05	$66.35	$57.18
Income from Investment Operations
Net investment income (loss)A	(.05)	.22	.25	.11	.05
Net realized and unrealized gain (loss)	14.25	19.02	(1.54)	3.59	9.12
Total from investment operations	14.20	19.24	(1.29)	3.70	9.17
Distributions from net realized gain	(5.16)	(7.38)	(7.24)	–	–
Total distributions	(5.16)	(7.38)	(7.24)	–	–
Net asset value, end of period	$82.42	$73.38	$61.52	$70.05	$66.35
Total ReturnB	20.67%	35.01%	(2.09)%	5.58%	16.04%
Ratios to Average Net AssetsC,D
Expenses before reductions	.78%	.63%	.58%	.77%	.81%
Expenses net of fee waivers, if any	.78%	.63%	.58%	.77%	.81%
Expenses net of all reductions	.78%	.63%	.58%	.77%	.81%
Net investment income (loss)	(.06)%	.34%	.41%	.16%	.09%
Supplemental Data
Net assets, end of period (in millions)	$850	$642	$562	$1,061	$1,357
Portfolio turnover rateE	46%	52%	66%	51%	13%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth Opportunities Fund Class Z

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$73.88	$61.82	$70.27	$66.48	$57.20
Income from Investment Operations
Net investment income (loss)A	.04	.32	.33	.20	.14
Net realized and unrealized gain (loss)	14.35	19.12	(1.54)	3.59	9.14
Total from investment operations	14.39	19.44	(1.21)	3.79	9.28
Distributions from net investment income	(.05)	–	–	–	–
Distributions from net realized gain	(5.22)	(7.38)	(7.24)	–	–
Total distributions	(5.27)	(7.38)	(7.24)	–	–
Net asset value, end of period	$83.00	$73.88	$61.82	$70.27	$66.48
Total ReturnB	20.82%	35.18%	(1.96)%	5.70%	16.22%
Ratios to Average Net AssetsC,D
Expenses before reductions	.66%	.51%	.45%	.64%	.67%
Expenses net of fee waivers, if any	.66%	.50%	.45%	.64%	.67%
Expenses net of all reductions	.65%	.50%	.45%	.64%	.67%
Net investment income (loss)	.06%	.47%	.54%	.29%	.24%
Supplemental Data
Net assets, end of period (in millions)	$88	$152	$7	$5	$3
Portfolio turnover rateE	46%	52%	66%	51%	13%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3– unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equity	$ 223,324	Market approach	Transaction price	$0.18-$215.00/$194.19	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $94 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, net operating losses and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,473,788
Gross unrealized depreciation	(124,448)
Net unrealized appreciation (depreciation)	$1,349,340
Tax Cost	$2,310,924

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$375,670
Net unrealized appreciation (depreciation) on securities and other investments	$1,349,339

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$32,569	$ -
Long-term Capital Gains	181,974	308,776
Total	$214,543	$ 308,776

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,492,556 and $1,606,181, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,531	$50
Class M	.25%	.25%	8,151	193
Class C	.75%	.25%	2,201	166
			$11,883	$409

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$226
Class C(a)	20
$246

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,158.19
Class M	2,796.17
Class C	431.20
Class I	1,208.17
Class Z	40.05
	$5,633

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $36 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$8,929	1.64%	$4

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,604. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $268 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $153 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $30.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Class A	$38,843	$–
Class M	104,766	–
Class C	14,984	–
Class I	45,003	–
Class Z	10,947	–
Total	$214,543	$–
From net realized gain
Class A	$–	$61,177
Class M	–	157,755
Class C	–	23,721
Class I	–	65,238
Class Z	–	885
Total	$–	$308,776

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018	Year ended November 30, 2017	Year ended November 30, 2018	Year ended November 30, 2017
Class A
Shares sold	1,765	965	$132,452	$59,048
Reinvestment of distributions	567	1,085	36,792	57,029
Shares redeemed	(1,443)	(2,807)	(104,059)	(166,066)
Net increase (decrease)	889	(757)	$65,185	$(49,989)
Class M
Shares sold	2,091	1,699	$152,273	$101,570
Reinvestment of distributions	1,564	2,861	100,981	149,667
Shares redeemed	(3,604)	(4,259)	(258,947)	(254,711)
Net increase (decrease)	51	301	$(5,693)	$(3,474)
Class C
Shares sold	889	530	$58,616	$28,137
Reinvestment of distributions	240	437	13,699	20,384
Shares redeemed	(811)	(1,042)	(51,367)	(54,837)
Net increase (decrease)	318	(75)	$20,948	$(6,316)
Class I
Shares sold	3,407	2,197	$274,660	$141,765
Reinvestment of distributions	448	782	31,123	43,776
Shares redeemed	(2,298)	(3,359)	(178,161)	(209,655)
Net increase (decrease)	1,557	(380)	$127,622	$(24,114)
Class Z
Shares sold	1,090	2,133	$88,159	$146,967
Reinvestment of distributions	150	16	10,497	885
Shares redeemed	(2,233)	(217)	(168,545)	(14,646)
Net increase (decrease)	(993)	1,932	$(69,889)	$133,206

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 15, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Class A	1.15%
Actual		$1,000.00	$1,076.00	$5.98
Hypothetical-C		$1,000.00	$1,019.30	$5.82
Class M	1.39%
Actual		$1,000.00	$1,074.70	$7.23
Hypothetical-C		$1,000.00	$1,018.10	$7.03
Class C	1.91%
Actual		$1,000.00	$1,071.80	$9.92
Hypothetical-C		$1,000.00	$1,015.49	$9.65
Class I	.87%
Actual		$1,000.00	$1,077.40	$4.53
Hypothetical-C		$1,000.00	$1,020.71	$4.41
Class Z	.87%
Actual		$1,000.00	$1,078.10	$4.53
Hypothetical-C		$1,000.00	$1,020.71	$4.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Growth Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Growth Opportunities Fund
Class A	12/27/18	12/26/18	$0.000	$7.896
Class M	12/27/18	12/26/18	$0.000	$7.896
Class C	12/27/18	12/26/18	$0.000	$7.896
Class I	12/27/18	12/26/18	$0.000	$7.896
Class Z	12/27/18	12/26/18	$0.000	$7.896

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $387,811,847, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 45%; Class M designates 56%; Class C designates 95%; Class I designates 37%; and Class Z designates 33%; of the dividend distributed in December, as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 61%; Class M designates 75%; Class C designates 100%; Class I designates 49%; and Class Z designates 44%; of the dividend distributed in December, as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Growth Opportunities Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

GO-ANN-0119
1.704314.121

Fidelity Advisor® Large Cap Fund Class A, Class M, Class C, Class I and Class Z Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(2.20)%	7.54%	15.41%
Class M (incl. 3.50% sales charge)	(0.12)%	7.77%	15.39%
Class C (incl. contingent deferred sales charge)	2.05%	8.00%	15.22%
Class I	4.05%	9.10%	16.43%
Class Z	4.19%	9.15%	16.46%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Fund - Class A on November 30, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$41,935	Fidelity Advisor® Large Cap Fund - Class A
$38,109	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager Matthew Fruhan:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 3% to 4%, trailing the benchmark S&P 500® index. Versus the benchmark, unfavorable sector allocation and security selection weighed on our result. Stock picking in the industrials and consumer staples sectors, and to a lesser extent in health care, hurt relative performance, whereas picks in information technology and communication services were helpful. By sector, significant overweights in two lagging categories, energy and financials, detracted, as did our large underweight in consumer discretionary, one of the strongest-performing sectors this period. Our biggest individual detractors were an overweight in industrial conglomerate General Electric – which faced multiple business challenges this period – and not owning e-commerce firm and benchmark component Amazon.com, whose lofty valuation made it an increasingly risky investment. Also detracting were financial services company State Street and diversified health care and agricultural firm Bayer. On the positive side, relative performance benefited from largely avoiding social-media giant and benchmark component Facebook, which faced concerns about the sustainability of revenue growth and costs related to privacy threats. In health care, it helped to hold medical technology company Boston Scientific and an out-of-benchmark stake in U.K.-based GlaxoSmithKline, a diversified health care company. Lastly, we benefited from energy exploration and production company ConocoPhillips, which I sold from the portfolio in August.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Microsoft Corp.	4.9
Exxon Mobil Corp.	3.7
Comcast Corp. Class A	3.6
Bank of America Corp.	3.5
JPMorgan Chase & Co.	2.9
Altria Group, Inc.	2.7
Wells Fargo & Co.	2.2
Apple, Inc.	2.2
Chevron Corp.	2.1
CVS Health Corp.	2.0
29.8

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Financials	20.5
Health Care	17.0
Information Technology	15.7
Energy	12.4
Industrials	10.5

Asset Allocation (% of fund's net assets)

As of November 30, 2018*
Stocks	98.9%
Convertible Securities	0.2%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments – 13.0%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
COMMUNICATION SERVICES - 8.1%
Diversified Telecommunication Services - 1.4%
AT&T, Inc.	42,772	$1,336,197
Verizon Communications, Inc.	259,794	15,665,578
		17,001,775
Entertainment - 1.0%
Electronic Arts, Inc. (a)	31,600	2,656,612
The Walt Disney Co.	39,600	4,573,404
Vivendi SA	199,800	4,983,459
		12,213,475
Interactive Media & Services - 1.0%
Alphabet, Inc.:
Class A (a)	5,036	5,588,197
Class C (a)	4,717	5,162,426
Snap, Inc. Class A (a)(b)	87,300	568,323
		11,318,946
Media - 4.7%
Charter Communications, Inc. Class A (a)	10,800	3,555,360
Comcast Corp. Class A	1,123,774	43,838,424
Discovery Communications, Inc. Class A (a)(b)	91,200	2,801,664
Interpublic Group of Companies, Inc.	239,900	5,637,650
Omnicom Group, Inc.	19,400	1,493,218
		57,326,316

TOTAL COMMUNICATION SERVICES		97,860,512

CONSUMER DISCRETIONARY - 2.6%
Auto Components - 0.0%
Gentex Corp.	16,100	362,572
Distributors - 0.1%
LKQ Corp. (a)	46,200	1,286,208
Hotels, Restaurants & Leisure - 0.0%
Drive Shack, Inc. (a)	78,700	367,529
Household Durables - 0.4%
Mohawk Industries, Inc. (a)	30,800	3,944,248
NVR, Inc. (a)	270	661,500
		4,605,748
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	28,200	2,446,914
Target Corp.	35,540	2,521,918
		4,968,832
Specialty Retail - 1.7%
L Brands, Inc.	106,800	3,536,148
Lowe's Companies, Inc.	117,479	11,086,493
Ross Stores, Inc.	4,600	402,960
Sally Beauty Holdings, Inc. (a)	49,600	1,047,056
TJX Companies, Inc.	86,700	4,235,295
		20,307,952

TOTAL CONSUMER DISCRETIONARY		31,898,841

CONSUMER STAPLES - 9.0%
Beverages - 1.4%
The Coca-Cola Co.	336,575	16,963,380
Food & Staples Retailing - 1.8%
Walgreens Boots Alliance, Inc.	47,000	3,979,490
Walmart, Inc.	183,600	17,928,540
		21,908,030
Food Products - 0.3%
The Hershey Co.	35,100	3,801,330
Household Products - 1.5%
Procter & Gamble Co.	184,752	17,460,912
Spectrum Brands Holdings, Inc.	3,700	182,706
		17,643,618
Tobacco - 4.0%
Altria Group, Inc.	596,400	32,700,612
British American Tobacco PLC sponsored ADR	362,400	12,636,888
Philip Morris International, Inc.	30,900	2,673,777
		48,011,277

TOTAL CONSUMER STAPLES		108,327,635

ENERGY - 12.2%
Energy Equipment & Services - 1.6%
Baker Hughes, a GE Co. Class A	233,000	5,317,060
Ensco PLC Class A	102,850	583,160
National Oilwell Varco, Inc.	131,132	4,210,649
Oceaneering International, Inc. (a)	133,100	2,234,749
Schlumberger Ltd.	101,100	4,559,610
TechnipFMC PLC	114,400	2,641,496
Transocean Ltd. (United States) (a)	23,700	219,936
		19,766,660
Oil, Gas & Consumable Fuels - 10.6%
BP PLC sponsored ADR	400,969	16,179,099
Cabot Oil & Gas Corp.	50,800	1,278,128
Cenovus Energy, Inc. (Canada)	1,825,450	13,491,829
Chevron Corp.	214,407	25,501,569
EQT Corp.	58,100	1,087,051
Equinor ASA sponsored ADR (b)	425,300	9,943,514
Exxon Mobil Corp.	559,100	44,448,450
Hess Corp.	4,900	264,061
Imperial Oil Ltd. (b)	223,000	6,641,410
Kosmos Energy Ltd. (a)	589,600	3,172,048
Legacy Reserves, Inc. (a)	147,100	316,265
Teekay Offshore Partners LP	157,500	261,450
The Williams Companies, Inc.	203,197	5,144,948
Valero Energy Corp.	4,600	367,540
		128,097,362

TOTAL ENERGY		147,864,022

FINANCIALS - 20.5%
Banks - 13.5%
Bank of America Corp.	1,483,389	42,128,248
BNP Paribas SA	6,500	326,540
Citigroup, Inc.	346,597	22,456,020
First Hawaiian, Inc.	21,300	554,226
JPMorgan Chase & Co.	310,768	34,554,294
M&T Bank Corp.	10,200	1,723,902
PNC Financial Services Group, Inc.	94,485	12,829,173
Standard Chartered PLC (United Kingdom)	481	3,735
SunTrust Banks, Inc.	180,303	11,303,195
U.S. Bancorp	205,665	11,200,516
Wells Fargo & Co.	493,994	26,813,994
		163,893,843
Capital Markets - 4.8%
Cboe Global Markets, Inc.	16,000	1,721,920
Charles Schwab Corp.	159,153	7,130,054
KKR & Co. LP	213,036	4,882,785
Morgan Stanley	218,033	9,678,485
Northern Trust Corp.	156,486	15,528,106
State Street Corp.	258,658	18,887,207
Virtu Financial, Inc. Class A	19,300	485,781
		58,314,338
Diversified Financial Services - 0.4%
KKR Renaissance Co-Invest LP unit (a)(c)	14,257	4,274,391
Insurance - 0.6%
Chubb Ltd.	26,900	3,597,606
MetLife, Inc.	26,100	1,164,843
The Travelers Companies, Inc.	23,300	3,037,621
		7,800,070
Thrifts & Mortgage Finance - 1.2%
MGIC Investment Corp. (a)	249,592	2,922,722
Radian Group, Inc.	599,668	11,033,891
		13,956,613

TOTAL FINANCIALS		248,239,255

HEALTH CARE - 17.0%
Biotechnology - 2.1%
Alexion Pharmaceuticals, Inc. (a)	85,005	10,468,366
Alnylam Pharmaceuticals, Inc. (a)	16,000	1,298,560
AnaptysBio, Inc. (a)	7,100	529,518
Atara Biotherapeutics, Inc. (a)	39,000	1,558,050
Insmed, Inc. (a)	81,464	1,459,020
Intercept Pharmaceuticals, Inc. (a)	69,231	7,678,410
Mirati Therapeutics, Inc. (a)	25,100	968,609
Spark Therapeutics, Inc. (a)	20,500	863,665
TESARO, Inc. (a)	6,700	310,746
		25,134,944
Health Care Equipment & Supplies - 1.9%
Boston Scientific Corp. (a)	449,486	16,932,138
Danaher Corp.	44,000	4,819,760
Zimmer Biomet Holdings, Inc.	15,600	1,825,512
		23,577,410
Health Care Providers & Services - 6.8%
AmerisourceBergen Corp.	90,300	8,027,670
Anthem, Inc.	23,495	6,815,195
Cardinal Health, Inc.	169,500	9,293,685
Cigna Corp.	52,800	11,794,464
CVS Health Corp.	296,711	23,796,222
Henry Schein, Inc. (a)	3,400	303,280
Humana, Inc.	9,400	3,097,018
McKesson Corp.	98,896	12,312,552
MEDNAX, Inc. (a)	11,500	462,300
UnitedHealth Group, Inc.	21,000	5,908,560
		81,810,946
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	126,880	331,157
Pharmaceuticals - 6.2%
Allergan PLC	10,229	1,601,861
AstraZeneca PLC sponsored ADR	74,100	2,950,662
Bayer AG	132,726	9,739,528
Eli Lilly & Co.	17,500	2,076,200
GlaxoSmithKline PLC sponsored ADR	468,629	19,621,496
Jazz Pharmaceuticals PLC (a)	45,907	6,941,138
Johnson & Johnson	119,463	17,549,115
Perrigo Co. PLC	17,300	1,077,444
Sanofi SA	34,791	3,154,163
Teva Pharmaceutical Industries Ltd. sponsored ADR (b)	267,691	5,766,064
The Medicines Company (a)	11,748	259,983
TherapeuticsMD, Inc. (a)(b)	748,200	3,763,446
		74,501,100

TOTAL HEALTH CARE		205,355,557

INDUSTRIALS - 10.5%
Aerospace & Defense - 1.8%
General Dynamics Corp.	21,100	3,901,179
Huntington Ingalls Industries, Inc.	5,600	1,206,800
United Technologies Corp.	139,882	17,043,223
		22,151,202
Air Freight & Logistics - 2.0%
C.H. Robinson Worldwide, Inc.	34,559	3,190,832
FedEx Corp.	9,100	2,083,900
United Parcel Service, Inc. Class B	162,775	18,766,330
		24,041,062
Building Products - 0.0%
A.O. Smith Corp.	5,500	260,590
Commercial Services & Supplies - 0.1%
Stericycle, Inc. (a)	23,800	1,144,066
Electrical Equipment - 0.6%
Acuity Brands, Inc.	42,000	5,460,840
Hubbell, Inc. Class B	21,382	2,355,441
Melrose Industries PLC	1	2
		7,816,283
Industrial Conglomerates - 2.0%
3M Co.	1,900	395,048
General Electric Co.	3,163,044	23,722,830
		24,117,878
Machinery - 0.9%
Flowserve Corp.	154,400	7,489,944
Wabtec Corp. (b)	31,300	2,960,980
		10,450,924
Professional Services - 0.3%
Acacia Research Corp. (a)	36,900	117,342
IHS Markit Ltd. (a)	61,736	3,294,850
		3,412,192
Road & Rail - 2.7%
CSX Corp.	27,201	1,975,609
J.B. Hunt Transport Services, Inc.	66,600	7,083,576
Knight-Swift Transportation Holdings, Inc. Class A	145,900	5,056,894
Norfolk Southern Corp.	39,858	6,805,355
Union Pacific Corp.	76,800	11,810,304
		32,731,738
Trading Companies & Distributors - 0.1%
Fastenal Co.	15,600	924,456

TOTAL INDUSTRIALS		127,050,391

INFORMATION TECHNOLOGY - 15.5%
Communications Equipment - 0.7%
Cisco Systems, Inc.	188,654	9,030,867
Electronic Equipment & Components - 0.1%
Itron, Inc. (a)	33,600	1,819,776
IT Services - 3.4%
IBM Corp.	11,400	1,416,678
Interxion Holding N.V. (a)	33,000	2,054,910
MasterCard, Inc. Class A	36,500	7,339,055
Paychex, Inc.	127,122	8,995,153
Unisys Corp. (a)	182,387	2,465,872
Visa, Inc. Class A	135,910	19,259,806
		41,531,474
Semiconductors & Semiconductor Equipment - 2.2%
Analog Devices, Inc.	12,100	1,112,232
Applied Materials, Inc.	116,200	4,331,936
Lam Research Corp.	13,400	2,103,264
Micron Technology, Inc. (a)	19,300	744,208
Qualcomm, Inc.	312,050	18,180,033
		26,471,673
Software - 6.7%
Micro Focus International PLC	29,000	569,518
Microsoft Corp.	529,854	58,755,511
Oracle Corp.	277,800	13,545,528
SAP SE sponsored ADR (b)	75,600	7,838,208
		80,708,765
Technology Hardware, Storage & Peripherals - 2.4%
Apple, Inc.	149,221	26,647,886
Western Digital Corp.	42,000	1,906,380
		28,554,266

TOTAL INFORMATION TECHNOLOGY		188,116,821

MATERIALS - 1.8%
Chemicals - 1.7%
CF Industries Holdings, Inc.	42,100	1,776,199
DowDuPont, Inc.	26,000	1,504,100
International Flavors & Fragrances, Inc.	13,100	1,855,353
Intrepid Potash, Inc. (a)	576,560	1,914,179
Johnson Matthey PLC	3,200	119,229
LyondellBasell Industries NV Class A	43,500	4,058,985
Nutrien Ltd.	119,360	6,148,345
The Scotts Miracle-Gro Co. Class A	14,800	1,124,504
W.R. Grace & Co.	26,300	1,678,992
		20,179,886
Construction Materials - 0.0%
Summit Materials, Inc.	42,700	619,150
Metals & Mining - 0.1%
Lundin Mining Corp.	293,300	1,278,145

TOTAL MATERIALS		22,077,181

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
American Tower Corp.	15,200	2,500,248
Equinix, Inc.	11,000	4,238,080
Public Storage	8,500	1,812,710
Simon Property Group, Inc.	2,300	427,087
		8,978,125
UTILITIES - 1.0%
Electric Utilities - 1.0%
Duke Energy Corp.	11,900	1,053,983
Exelon Corp.	135,500	6,285,845
PPL Corp.	69,300	2,119,887
Southern Co.	32,000	1,514,560
Vistra Energy Corp. (a)	31,216	732,952
		11,707,227
Multi-Utilities - 0.0%
Sempra Energy	5,600	645,232

TOTAL UTILITIES		12,352,459

TOTAL COMMON STOCKS
(Cost $954,685,165)		1,198,120,799

Convertible Preferred Stocks - 0.2%
INFORMATION TECHNOLOGY - 0.2%
Internet Software & Services - 0.2%
Lyft, Inc. Series I (c)(d)
(Cost $2,602,997)	54,969	2,602,997

Other - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Utica Shale Drilling Program (non-operating revenue interest) (c)(d)(e)
(Cost $3,301,608)	3,301,608	1,612,505

Money Market Funds - 2.8%
Fidelity Cash Central Fund, 2.27% (f)	8,783,281	8,785,038
Fidelity Securities Lending Cash Central Fund 2.27% (f)(g)	25,172,503	25,175,021
TOTAL MONEY MARKET FUNDS
(Cost $33,960,059)		33,960,059
TOTAL INVESTMENT IN SECURITIES - 102.1%
(Cost $994,549,829)		1,236,296,360
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(25,158,836)
NET ASSETS - 100%		$1,211,137,524

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,489,893 or 0.7% of net assets.

 (d) Level 3 security

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm,are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
KKR Renaissance Co-Invest LP unit	7/25/13	$1,504,114
Lyft, Inc. Series I	6/27/18	$2,602,997
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$3,301,608

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$142,274
Fidelity Securities Lending Cash Central Fund	189,194
Total	$331,468

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$97,860,512	$92,877,053	$4,983,459	$--
Consumer Discretionary	31,898,841	31,898,841	--	--
Consumer Staples	108,327,635	108,327,635	--	--
Energy	147,864,022	147,864,022	--	--
Financials	248,239,255	243,964,864	4,274,391	--
Health Care	205,355,557	192,461,866	12,893,691	--
Industrials	127,050,391	127,050,391	--	--
Information Technology	190,719,818	187,547,303	569,518	2,602,997
Materials	22,077,181	22,077,181	--	--
Real Estate	8,978,125	8,978,125	--	--
Utilities	12,352,459	12,352,459	--	--
Other	1,612,505	--	--	1,612,505
Money Market Funds	33,960,059	33,960,059	--	--
Total Investments in Securities:	$1,236,296,360	$1,209,359,799	$22,721,059	$4,215,502

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.0%
United Kingdom	4.6%
Canada	2.3%
Germany	1.5%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $24,143,487) — See accompanying schedule: Unaffiliated issuers (cost $960,589,770)	$1,202,336,301
Fidelity Central Funds (cost $33,960,059)	33,960,059
Total Investment in Securities (cost $994,549,829)		$1,236,296,360
Cash		82,072
Restricted cash		82,653
Receivable for investments sold		3,845,096
Receivable for fund shares sold		950,093
Dividends receivable		3,010,736
Distributions receivable from Fidelity Central Funds		30,818
Prepaid expenses		2,135
Other receivables		26,452
Total assets		1,244,326,415
Liabilities
Payable for investments purchased	$4,629,875
Payable for fund shares redeemed	2,329,708
Accrued management fee	472,262
Distribution and service plan fees payable	288,889
Other affiliated payables	224,871
Other payables and accrued expenses	64,067
Collateral on securities loaned	25,179,219
Total liabilities		33,188,891
Net Assets		$1,211,137,524
Net Assets consist of:
Paid in capital		$819,181,057
Total distributable earnings (loss)		391,956,467
Net Assets		$1,211,137,524
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($401,494,814 ÷ 11,893,964 shares)		$33.76
Maximum offering price per share (100/94.25 of $33.76)		$35.82
Class M:
Net Asset Value and redemption price per share ($173,195,008 ÷ 5,150,502 shares)		$33.63
Maximum offering price per share (100/96.50 of $33.63)		$34.85
Class C:
Net Asset Value and offering price per share ($158,774,553 ÷ 5,216,825 shares)(a)		$30.44
Class I:
Net Asset Value, offering price and redemption price per share ($459,961,875 ÷ 13,003,140 shares)		$35.37
Class Z:
Net Asset Value, offering price and redemption price per share ($17,711,274 ÷ 500,218 shares)		$35.41

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2018
Investment Income
Dividends		$27,257,073
Income from Fidelity Central Funds		331,468
Total income		27,588,541
Expenses
Management fee
Basic fee	$7,119,791
Performance adjustment	(1,364,532)
Transfer agent fees	2,416,355
Distribution and service plan fees	3,739,757
Accounting and security lending fees	422,842
Custodian fees and expenses	52,315
Independent trustees' fees and expenses	6,789
Registration fees	94,981
Audit	65,572
Legal	9,560
Interest	6,219
Miscellaneous	9,340
Total expenses before reductions	12,578,989
Expense reductions	(80,397)
Total expenses after reductions		12,498,592
Net investment income (loss)		15,089,949
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	165,246,156
Fidelity Central Funds	(945)
Foreign currency transactions	(10,468)
Total net realized gain (loss)		165,234,743
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(127,514,348)
Fidelity Central Funds	194
Assets and liabilities in foreign currencies	1,891
Total change in net unrealized appreciation (depreciation)		(127,512,263)
Net gain (loss)		37,722,480
Net increase (decrease) in net assets resulting from operations		$52,812,429

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,089,949	$15,830,363
Net realized gain (loss)	165,234,743	85,078,526
Change in net unrealized appreciation (depreciation)	(127,512,263)	117,521,302
Net increase (decrease) in net assets resulting from operations	52,812,429	218,430,191
Distributions to shareholders	(97,436,803)	–
Distributions to shareholders from net investment income	–	(13,125,307)
Distributions to shareholders from net realized gain	–	(11,235,798)
Total distributions	(97,436,803)	(24,361,105)
Share transactions - net increase (decrease)	(129,052,235)	(40,158,418)
Total increase (decrease) in net assets	(173,676,609)	153,910,668
Net Assets
Beginning of period	1,384,814,133	1,230,903,465
End of period	$1,211,137,524	$1,384,814,133
Other Information
Undistributed net investment income end of period		$11,455,652

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Large Cap Fund Class A

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$34.98	$30.27	$28.12	$29.60	$28.11
Income from Investment Operations
Net investment income (loss)A	.40	.39	.34	.25	.20
Net realized and unrealized gain (loss)	.89	4.93	2.64	(.74)	3.45
Total from investment operations	1.29	5.32	2.98	(.49)	3.65
Distributions from net investment income	(.38)	(.33)	(.23)	(.14)	(.22)
Distributions from net realized gain	(2.13)	(.27)	(.60)	(.85)	(1.94)
Total distributions	(2.51)	(.61)B	(.83)	(.99)	(2.16)
Net asset value, end of period	$33.76	$34.98	$30.27	$28.12	$29.60
Total ReturnC,D	3.77%	17.84%	11.09%	(1.57)%	14.13%
Ratios to Average Net AssetsE,F
Expenses before reductions	.92%	.91%	.92%	1.15%	1.30%
Expenses net of fee waivers, if any	.92%	.91%	.92%	1.15%	1.25%
Expenses net of all reductions	.92%	.90%	.91%	1.15%	1.25%
Net investment income (loss)	1.17%	1.22%	1.25%	.90%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$401,495	$461,949	$455,182	$469,026	$414,421
Portfolio turnover rateG	37%	31%	28%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.61 per share is comprised of distributions from net investment income of $.334 and distributions from net realized gain of $.273 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Large Cap Fund Class M

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$34.86	$30.17	$28.02	$29.50	$28.02
Income from Investment Operations
Net investment income (loss)A	.31	.31	.27	.18	.13
Net realized and unrealized gain (loss)	.89	4.91	2.64	(.74)	3.44
Total from investment operations	1.20	5.22	2.91	(.56)	3.57
Distributions from net investment income	(.29)	(.26)	(.16)	(.07)	(.15)
Distributions from net realized gain	(2.13)	(.27)	(.60)	(.85)	(1.94)
Total distributions	(2.43)B	(.53)	(.76)	(.92)	(2.09)
Net asset value, end of period	$33.63	$34.86	$30.17	$28.02	$29.50
Total ReturnC,D	3.50%	17.54%	10.81%	(1.84)%	13.83%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.18%	1.17%	1.18%	1.41%	1.56%
Expenses net of fee waivers, if any	1.18%	1.17%	1.18%	1.41%	1.50%
Expenses net of all reductions	1.18%	1.17%	1.18%	1.41%	1.50%
Net investment income (loss)	.92%	.96%	.99%	.63%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$173,195	$193,882	$173,119	$177,560	$170,613
Portfolio turnover rateG	37%	31%	28%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.43 per share is comprised of distributions from net investment income of $.294 and distributions from net realized gain of $2.132 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Large Cap Fund Class C

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$31.78	$27.58	$25.70	$27.21	$26.07
Income from Investment Operations
Net investment income (loss)A	.13	.14	.12	.04	(.01)
Net realized and unrealized gain (loss)	.81	4.49	2.40	(.69)	3.19
Total from investment operations	.94	4.63	2.52	(.65)	3.18
Distributions from net investment income	(.15)	(.15)	(.04)	(.01)	(.10)
Distributions from net realized gain	(2.13)	(.27)	(.60)	(.85)	(1.94)
Total distributions	(2.28)	(.43)B	(.64)	(.86)	(2.04)
Net asset value, end of period	$30.44	$31.78	$27.58	$25.70	$27.21
Total ReturnC,D	3.01%	16.97%	10.21%	(2.33)%	13.31%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.69%	1.67%	1.67%	1.90%	2.05%
Expenses net of fee waivers, if any	1.69%	1.67%	1.67%	1.90%	2.00%
Expenses net of all reductions	1.68%	1.66%	1.67%	1.90%	2.00%
Net investment income (loss)	.41%	.46%	.49%	.14%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$158,775	$194,553	$169,524	$181,957	$168,763
Portfolio turnover rateG	37%	31%	28%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.43 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.273 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Large Cap Fund Class I

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$36.53	$31.57	$29.30	$30.78	$29.03
Income from Investment Operations
Net investment income (loss)A	.51	.50	.43	.34	.28
Net realized and unrealized gain (loss)	.93	5.14	2.74	(.78)	3.59
Total from investment operations	1.44	5.64	3.17	(.44)	3.87
Distributions from net investment income	(.47)	(.40)	(.30)	(.20)	(.18)
Distributions from net realized gain	(2.13)	(.27)	(.60)	(.85)	(1.94)
Total distributions	(2.60)	(.68)B	(.90)	(1.04)C	(2.12)
Net asset value, end of period	$35.37	$36.53	$31.57	$29.30	$30.78
Total ReturnD	4.05%	18.16%	11.34%	(1.33)%	14.43%
Ratios to Average Net AssetsE,F
Expenses before reductions	.66%	.64%	.65%	.89%	1.04%
Expenses net of fee waivers, if any	.66%	.64%	.65%	.89%	1.00%
Expenses net of all reductions	.66%	.64%	.65%	.89%	1.00%
Net investment income (loss)	1.44%	1.48%	1.51%	1.15%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$459,962	$520,465	$433,079	$498,404	$515,771
Portfolio turnover rateG	37%	31%	28%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.68 per share is comprised of distributions from net investment income of $.404 and distributions from net realized gain of $.273 per share.

 C Total distributions of $1.04 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.849 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Large Cap Fund Class Z

Years ended November 30,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$36.57	$32.04
Income from Investment Operations
Net investment income (loss)B	.56	.51
Net realized and unrealized gain (loss)	.93	4.02
Total from investment operations	1.49	4.53
Distributions from net investment income	(.52)	–
Distributions from net realized gain	(2.13)	–
Total distributions	(2.65)	–
Net asset value, end of period	$35.41	$36.57
Total ReturnC,D	4.19%	14.14%
Ratios to Average Net AssetsE,F
Expenses before reductions	.53%	.51%G
Expenses net of fee waivers, if any	.53%	.51%G
Expenses net of all reductions	.53%	.51%G
Net investment income (loss)	1.57%	1.80%G
Supplemental Data
Net assets, end of period (000 omitted)	$17,711	$13,966
Portfolio turnover rateH	37%	31%

 A For the period February 1, 2017 (commencement of sale of shares) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018

1. Organization.

Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$330,339,704
Gross unrealized depreciation	(92,817,683)
Net unrealized appreciation (depreciation)	$237,522,021
Tax Cost	$998,774,339

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$13,908,763
Undistributed long-term capital gain	$140,916,205
Net unrealized appreciation (depreciation) on securities and other investments	$237,131,499

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$23,346,706	$ 13,536,874
Long-term Capital Gains	74,090,097	10,824,231
Total	$97,436,803	$ 24,361,105

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $1,695,158 in this Subsidiary, representing .14% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $478,676,794 and $694,636,326, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .44% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,093,956	$23,537
Class M	.25%	.25%	929,154	7,874
Class C	.75%	.25%	1,716,647	158,964
			$3,739,757	$190,375

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$98,357
Class M	15,331
Class C(a)	11,343
$125,031

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$818,454.19
Class M	365,328.20
Class C	341,137.20
Class I	883,681.17
Class Z	7,755.05
	$2,416,355

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11,143 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$9,932,643	1.61%	$6,219

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5,035.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,654 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $795,746. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $189,194, including $25,334 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $66,531 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13,866.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Class A	$32,666,263	$–
Class M	13,408,791	–
Class C	13,819,228	–
Class I	36,527,867	–
Class Z	1,014,654	–
Total	$97,436,803	$–
From net investment income
Class A	$–	$5,099,262
Class M	–	1,475,469
Class C	–	953,207
Class I	–	5,597,369
Total	$–	$13,125,307
From net realized gain
Class A	$–	$4,167,959
Class M	–	1,573,449
Class C	–	1,712,010
Class I	–	3,782,380
Total	$–	$11,235,798

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018	Year ended November 30, 2017(a)	Year ended November 30, 2018	Year ended November 30, 2017(a)
Class A
Shares sold	1,712,222	3,335,635	$58,739,685	$105,955,818
Reinvestment of distributions	950,555	289,062	31,701,003	8,882,868
Shares redeemed	(3,976,434)	(5,456,801)	(136,078,999)	(175,106,485)
Net increase (decrease)	(1,313,657)	(1,832,104)	$(45,638,311)	$(60,267,799)
Class M
Shares sold	598,948	966,917	$20,402,311	$30,770,230
Reinvestment of distributions	395,478	96,794	13,169,411	2,971,572
Shares redeemed	(1,406,391)	(1,240,208)	(47,695,158)	(39,777,162)
Net increase (decrease)	(411,965)	(176,497)	$(14,123,436)	$(6,035,360)
Class C
Shares sold	652,661	1,666,007	$20,372,329	$47,964,478
Reinvestment of distributions	423,097	83,161	12,811,392	2,338,494
Shares redeemed	(1,980,528)	(1,773,151)	(61,523,821)	(51,988,707)
Net increase (decrease)	(904,770)	(23,983)	$(28,340,100)	$(1,685,735)
Class I
Shares sold	2,810,257	5,289,459	$100,775,615	$176,163,579
Reinvestment of distributions	973,077	273,175	33,921,480	8,747,051
Shares redeemed	(5,026,296)	(5,033,155)	(180,183,302)	(169,303,967)
Net increase (decrease)	(1,242,962)	529,479	$(45,486,207)	$15,606,663
Class Z
Shares sold	445,216	789,170	$15,909,977	$26,644,229
Reinvestment of distributions	25,324	–	882,557	–
Shares redeemed	(352,207)	(407,285)	(12,256,715)	(14,420,416)
Net increase (decrease)	118,333	381,885	$4,535,819	$12,223,813

 (a) Share transactions for Class Z are for the period February 1, 2017 (commencement of sale of shares) to November 30, 2017.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 11, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Class A	.93%
Actual		$1,000.00	$1,012.30	$4.69
Hypothetical-C		$1,000.00	$1,020.41	$4.71
Class M	1.19%
Actual		$1,000.00	$1,011.10	$6.00
Hypothetical-C		$1,000.00	$1,019.10	$6.02
Class C	1.69%
Actual		$1,000.00	$1,008.60	$8.51
Hypothetical-C		$1,000.00	$1,016.60	$8.54
Class I	.67%
Actual		$1,000.00	$1,013.50	$3.38
Hypothetical-C		$1,000.00	$1,021.71	$3.40
Class Z	.54%
Actual		$1,000.00	$1,014.30	$2.73
Hypothetical-C		$1,000.00	$1,022.36	$2.74

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Large Cap Fund
Class A	12/27/18	12/26/18	$0.451	$3.989
Class M	12/27/18	12/26/18	$0.362	$3.989
Class C	12/27/18	12/26/18	$0.214	$3.989
Class I	12/27/18	12/26/18	$0.541	$3.989
Class Z	12/27/18	12/26/18	$0.598	$3.989

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $151,831,007, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, and Class I designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, and Class I designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Large Cap Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

LC-ANN-0119
1.539156.121

Fidelity Advisor® Series Equity Growth Fund Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Life of fundA
Fidelity Advisor® Series Equity Growth Fund	8.96%	12.33%

 A From June 6, 2014

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Equity Growth Fund on June 6, 2014, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$16,848	Fidelity Advisor® Series Equity Growth Fund
$16,800	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Lead Portfolio Manager Jason Weiner:  For the fiscal year, the fund returned 8.96%, outpacing the 8.14% result of the benchmark Russell 3000® Growth Index. Choices and a large overweighting in the information technology sector's software & services industry boosted the fund’s performance versus the benchmark the most, as stocks in higher-growth industries rallied for much of the 12-month period. Meanwhile, positioning in the materials sector held back the fund’s relative result. At the stock level, a significant overweighting in publishing software maker Adobe added more value than any other fund position. The market rewarded the company's strong growth this period, with the stock gaining about 38%. Our sizable position in e-tailer Amazon.com rose about 44% for the fund, as the firm continued to grow market share. The company also reported strong quarterly profits, largely driven by Amazon Web Services and its emerging advertising business. Conversely, an overweighting in Insmed, a biopharmaceutical firm focused on treatments for rare diseases, was the fund’s largest relative detractor. The fund’s stake in Charles Schwab, a large fund holding during the period, also hurt. Shares of the bank and brokerage firm returned about -7%, in part due to competition concerns as well as a broader equity market correction that pulled down financials stocks late in the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  Co-Portfolio Manager Asher Anolic served as interim manager while Lead Portfolio Manager Jason Weiner was on a leave of absence from January 1, 2018, through mid-June 2018.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Microsoft Corp.	7.0
Alphabet, Inc. Class A	6.3
Amazon.com, Inc.	6.0
Apple, Inc.	3.5
Visa, Inc. Class A	3.3
Adobe, Inc.	2.8
Home Depot, Inc.	2.7
Charles Schwab Corp.	2.5
American Tower Corp.	2.0
CME Group, Inc.	2.0
38.1

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Information Technology	32.3
Consumer Discretionary	15.4
Health Care	14.6
Communication Services	9.9
Financials	7.5

Asset Allocation (% of fund's net assets)

As of November 30, 2018 *
Stocks	97.7%
Convertible Securities	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.2%

 * Foreign investments - 11.8%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
COMMUNICATION SERVICES - 9.9%
Entertainment - 0.8%
Activision Blizzard, Inc.	75,900	$3,785,892
Electronic Arts, Inc. (a)	45,600	3,833,592
		7,619,484
Interactive Media & Services - 8.1%
Alphabet, Inc. Class A (a)	53,900	59,810,135
Facebook, Inc. Class A (a)	60,200	8,464,722
Tencent Holdings Ltd.	211,400	8,451,486
		76,726,343
Media - 1.0%
Charter Communications, Inc. Class A (a)	29,600	9,744,320

TOTAL COMMUNICATION SERVICES		94,090,147

CONSUMER DISCRETIONARY - 15.4%
Diversified Consumer Services - 1.0%
Grand Canyon Education, Inc. (a)	57,900	7,084,644
Laureate Education, Inc. Class A (a)	141,600	2,088,600
		9,173,244
Hotels, Restaurants & Leisure - 1.3%
Domino's Pizza, Inc.	14,200	3,937,944
McDonald's Corp.	32,200	6,070,022
Wingstop, Inc.	43,800	2,874,156
		12,882,122
Household Durables - 1.0%
D.R. Horton, Inc.	125,700	4,678,554
NVR, Inc. (a)	1,990	4,875,500
		9,554,054
Internet & Direct Marketing Retail - 7.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	32,700	5,260,122
Amazon.com, Inc. (a)	33,600	56,789,712
MercadoLibre, Inc.	10,900	3,836,473
Stamps.com, Inc. (a)	39,800	6,824,108
		72,710,415
Media - 0.0%
China Literature Ltd. (a)(b)	177	928
Specialty Retail - 3.6%
Home Depot, Inc.	142,700	25,731,664
Ross Stores, Inc.	23,100	2,023,560
Ulta Beauty, Inc. (a)	21,000	6,253,590
		34,008,814
Textiles, Apparel & Luxury Goods - 0.8%
LVMH Moet Hennessy - Louis Vuitton SA (c)	19,289	5,514,954
Michael Kors Holdings Ltd. (a)	40,000	1,750,000
Pinduoduo, Inc. ADR	8,000	183,680
		7,448,634

TOTAL CONSUMER DISCRETIONARY		145,778,211

CONSUMER STAPLES - 3.9%
Beverages - 1.6%
Constellation Brands, Inc. Class A (sub. vtg.)	19,600	3,836,896
Fever-Tree Drinks PLC	53,239	1,622,728
Kweichow Moutai Co. Ltd. (A Shares)	24,280	1,970,864
Monster Beverage Corp. (a)	41,200	2,458,816
Pernod Ricard SA	14,700	2,349,832
Pernod Ricard SA ADR	70,900	2,271,282
		14,510,418
Food Products - 0.5%
McCormick & Co., Inc. (non-vtg.)	20,300	3,045,000
The Simply Good Foods Co. (a)	75,700	1,538,224
		4,583,224
Household Products - 0.5%
Energizer Holdings, Inc.	105,200	4,716,116
Personal Products - 1.3%
Estee Lauder Companies, Inc. Class A	41,800	5,963,188
Unilever NV (NY Reg.)	118,200	6,561,282
		12,524,470

TOTAL CONSUMER STAPLES		36,334,228

ENERGY - 2.8%
Oil, Gas & Consumable Fuels - 2.8%
Anadarko Petroleum Corp.	39,900	2,110,710
Cheniere Energy, Inc. (a)	233,400	14,265,408
Range Resources Corp.	258,000	3,753,900
Reliance Industries Ltd.	352,016	5,900,880
		26,030,898
FINANCIALS - 7.3%
Banks - 2.2%
First Republic Bank	74,800	7,416,420
HDFC Bank Ltd.	20,604	630,346
HDFC Bank Ltd. sponsored ADR	50,900	5,162,278
M&T Bank Corp.	43,500	7,351,935
Metro Bank PLC (a)	16,900	452,662
		21,013,641
Capital Markets - 5.0%
Charles Schwab Corp.	520,100	23,300,480
CME Group, Inc.	99,738	18,958,199
JMP Group, Inc.	50,300	246,973
MSCI, Inc.	2,200	345,598
The Blackstone Group LP	143,300	4,833,509
		47,684,759
Diversified Financial Services - 0.1%
Prosegur Cash SA (b)	252,600	534,189

TOTAL FINANCIALS		69,232,589

HEALTH CARE - 14.5%
Biotechnology - 3.4%
AC Immune SA (a)	72,100	801,752
Acceleron Pharma, Inc. (a)	20,200	1,069,186
Affimed NV (a)(c)	104,600	468,608
Alexion Pharmaceuticals, Inc. (a)	37,700	4,642,755
Biogen, Inc. (a)	31,100	10,378,692
Calyxt, Inc. (a)(c)	55,333	637,436
Cytokinetics, Inc. (a)	80,910	635,953
Gamida Cell Ltd. (a)	10,200	157,182
Insmed, Inc. (a)	247,075	4,425,113
Prothena Corp. PLC (a)	50,400	605,304
Rubius Therapeutics, Inc.	9,783	209,161
Vertex Pharmaceuticals, Inc. (a)	48,067	8,690,033
		32,721,175
Health Care Equipment & Supplies - 5.6%
Becton, Dickinson & Co.	67,600	17,085,900
Boston Scientific Corp. (a)	234,400	8,829,848
Danaher Corp.	61,200	6,703,848
Intuitive Surgical, Inc. (a)	32,400	17,200,188
ResMed, Inc.	28,700	3,208,373
		53,028,157
Health Care Providers & Services - 1.2%
Elanco Animal Health, Inc.	4,800	160,368
National Vision Holdings, Inc. (a)	3,300	121,341
Neuronetics, Inc.	14,500	258,680
UnitedHealth Group, Inc.	37,200	10,466,592
		11,006,981
Health Care Technology - 0.3%
Veeva Systems, Inc. Class A (a)	30,400	2,923,264
Life Sciences Tools & Services - 0.7%
Codexis, Inc. (a)	43,200	946,944
Mettler-Toledo International, Inc. (a)	6,500	4,138,290
Sartorius Stedim Biotech	14,800	1,497,904
		6,583,138
Pharmaceuticals - 3.3%
AstraZeneca PLC sponsored ADR	359,300	14,307,326
Mallinckrodt PLC (a)	94,200	2,241,018
Mylan NV (a)	120,400	4,076,744
Novartis AG sponsored ADR	52,400	4,796,172
Perrigo Co. PLC	95,900	5,972,652
		31,393,912

TOTAL HEALTH CARE		137,656,627

INDUSTRIALS - 6.2%
Aerospace & Defense - 0.4%
TransDigm Group, Inc. (a)	9,800	3,544,366
Commercial Services & Supplies - 0.7%
Copart, Inc. (a)	123,200	6,305,376
Electrical Equipment - 1.9%
AMETEK, Inc.	89,800	6,594,014
Fortive Corp.	117,450	8,934,422
Nidec Corp.	21,300	2,837,123
		18,365,559
Industrial Conglomerates - 0.5%
Roper Technologies, Inc.	14,700	4,374,573
Machinery - 1.6%
Allison Transmission Holdings, Inc.	199,900	9,417,289
Gardner Denver Holdings, Inc. (a)	248,100	6,140,475
		15,557,764
Professional Services - 1.1%
IHS Markit Ltd. (a)	90,700	4,840,659
TransUnion Holding Co., Inc.	93,439	6,033,356
		10,874,015

TOTAL INDUSTRIALS		59,021,653

INFORMATION TECHNOLOGY - 32.3%
Electronic Equipment & Components - 0.6%
Amphenol Corp. Class A	25,800	2,268,852
Zebra Technologies Corp. Class A (a)	17,700	3,182,460
		5,451,312
IT Services - 9.1%
Adyen BV	2,900	1,500,536
Elastic NV	900	64,305
Fidelity National Information Services, Inc.	75,500	8,150,225
Global Payments, Inc.	56,300	6,294,903
GoDaddy, Inc. (a)	96,500	6,297,590
MasterCard, Inc. Class A	35,900	7,218,413
Okta, Inc. (a)	16,700	1,062,955
PayPal Holdings, Inc. (a)	136,800	11,738,808
Shopify, Inc. Class A (a)	23,500	3,577,044
VeriSign, Inc. (a)	46,300	7,225,578
Visa, Inc. Class A	218,400	30,949,464
Wix.com Ltd. (a)	23,600	2,222,648
		86,302,469
Semiconductors & Semiconductor Equipment - 3.4%
ASML Holding NV	24,500	4,198,075
Broadcom, Inc.	17,100	4,059,711
Cree, Inc. (a)	34,600	1,527,244
Maxim Integrated Products, Inc.	80,614	4,507,935
Monolithic Power Systems, Inc.	19,648	2,594,911
NVIDIA Corp.	55,100	9,004,993
NXP Semiconductors NV	28,100	2,342,697
Semtech Corp. (a)	79,900	4,261,866
		32,497,432
Software - 15.7%
Adobe, Inc. (a)	107,200	26,895,408
Autodesk, Inc. (a)	43,700	6,314,650
Black Knight, Inc. (a)	98,500	4,465,990
DocuSign, Inc.	55,800	2,330,208
Intuit, Inc.	45,200	9,696,756
Microsoft Corp.	599,200	66,445,287
Pluralsight, Inc.	20,600	496,254
Red Hat, Inc. (a)	52,355	9,348,509
Salesforce.com, Inc. (a)	99,200	14,161,792
SolarWinds, Inc. (a)	148,600	2,364,226
Splunk, Inc. (a)	28,700	3,206,651
Upwork, Inc.	2,300	42,849
Zscaler, Inc. (a)(c)	67,100	2,634,346
		148,402,926
Technology Hardware, Storage & Peripherals - 3.5%
Apple, Inc.	186,200	33,251,596

TOTAL INFORMATION TECHNOLOGY		305,905,735

MATERIALS - 3.2%
Chemicals - 3.0%
CF Industries Holdings, Inc.	86,500	3,649,435
DowDuPont, Inc.	187,400	10,841,090
Sherwin-Williams Co.	13,000	5,512,910
The Chemours Co. LLC	126,500	3,602,720
Umicore SA	105,941	4,595,940
		28,202,095
Containers & Packaging - 0.2%
Aptargroup, Inc.	22,400	2,330,720

TOTAL MATERIALS		30,532,815

REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 2.0%
American Tower Corp.	115,600	19,015,044
TOTAL COMMON STOCKS
(Cost $640,381,090)		923,597,947

Preferred Stocks - 0.3%
Convertible Preferred Stocks - 0.1%
HEALTH CARE - 0.1%
Biotechnology - 0.1%
BioNTech AG Series A (d)(e)	3,869	1,111,931
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(d)(e)	38,419	37,074

TOTAL CONVERTIBLE PREFERRED STOCKS		1,149,005

Nonconvertible Preferred Stocks - 0.2%
FINANCIALS - 0.2%
Banks - 0.2%
Itau Unibanco Holding SA sponsored ADR	202,050	1,885,127
TOTAL PREFERRED STOCKS
(Cost $2,743,007)		3,034,132

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 2.27% (f)	10,994,524	10,996,723
Fidelity Securities Lending Cash Central Fund 2.27% (f)(g)	8,712,609	8,713,480
TOTAL MONEY MARKET FUNDS
(Cost $19,710,203)		19,710,203
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $662,834,300)		946,342,282
NET OTHER ASSETS (LIABILITIES) - 0.1%		1,010,637
NET ASSETS - 100%		$947,352,919

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $535,117 or 0.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,149,005 or 0.1% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
AppNexus, Inc. Series E (Escrow)	8/1/14	$69,266
BioNTech AG Series A	12/29/17	$847,344

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$236,445
Fidelity Securities Lending Cash Central Fund	19,495
Total	$255,940

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$94,090,147	$85,638,661	$8,451,486	$--
Consumer Discretionary	145,778,211	145,778,211	--	--
Consumer Staples	36,334,228	36,334,228	--	--
Energy	26,030,898	26,030,898	--	--
Financials	71,117,716	70,487,370	630,346	--
Health Care	138,768,558	137,656,627	--	1,111,931
Industrials	59,021,653	59,021,653	--	--
Information Technology	305,942,809	305,905,735	--	37,074
Materials	30,532,815	30,532,815	--	--
Real Estate	19,015,044	19,015,044	--	--
Money Market Funds	19,710,203	19,710,203	--	--
Total Investments in Securities:	$946,342,282	$936,111,445	$9,081,832	$1,149,005

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.2%
Netherlands	1.8%
United Kingdom	1.7%
Cayman Islands	1.5%
India	1.3%
France	1.3%
Others (Individually Less Than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $8,313,168) — See accompanying schedule: Unaffiliated issuers (cost $643,124,097)	$926,632,079
Fidelity Central Funds (cost $19,710,203)	19,710,203
Total Investment in Securities (cost $662,834,300)		$946,342,282
Foreign currency held at value (cost $59,185)		59,185
Receivable for investments sold		1,862,563
Receivable for fund shares sold		9,610,872
Dividends receivable		1,106,838
Distributions receivable from Fidelity Central Funds		31,246
Total assets		959,012,986
Liabilities
Payable for investments purchased	$2,708,800
Payable for fund shares redeemed	222,100
Other payables and accrued expenses	15,717
Collateral on securities loaned	8,713,450
Total liabilities		11,660,067
Net Assets		$947,352,919
Net Assets consist of:
Paid in capital		$590,705,485
Total distributable earnings (loss)		356,647,434
Net Assets, for 66,692,579 shares outstanding		$947,352,919
Net Asset Value, offering price and redemption price per share ($947,352,919 ÷ 66,692,579 shares)		$14.20

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2018
Investment Income
Dividends		$8,744,776
Income from Fidelity Central Funds		255,940
Total income		9,000,716
Expenses
Custodian fees and expenses	$49,304
Independent trustees' fees and expenses	4,983
Insurance	4,258
Interest	2,974
Commitment fees	2,635
Total expenses before reductions	64,154
Expense reductions	(45,402)
Total expenses after reductions		18,752
Net investment income (loss)		8,981,964
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	65,252,001
Fidelity Central Funds	1,189
Foreign currency transactions	(21,918)
Total net realized gain (loss)		65,231,272
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $220,661)	11,419,288
Assets and liabilities in foreign currencies	(1,178)
Total change in net unrealized appreciation (depreciation)		11,418,110
Net gain (loss)		76,649,382
Net increase (decrease) in net assets resulting from operations		$85,631,346

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,981,964	$5,302,623
Net realized gain (loss)	65,231,272	143,283,224
Change in net unrealized appreciation (depreciation)	11,418,110	148,758,288
Net increase (decrease) in net assets resulting from operations	85,631,346	297,344,135
Distributions to shareholders	(143,605,042)	–
Distributions to shareholders from net investment income	–	(1,111,461)
Total distributions	(143,605,042)	(1,111,461)
Share transactions
Proceeds from sales of shares	87,625,024	64,402,665
Reinvestment of distributions	143,605,042	1,111,461
Cost of shares redeemed	(159,465,335)	(330,174,404)
Net increase (decrease) in net assets resulting from share transactions	71,764,731	(264,660,278)
Total increase (decrease) in net assets	13,791,035	31,572,396
Net Assets
Beginning of period	933,561,884	901,989,488
End of period	$947,352,919	$933,561,884
Other Information
Undistributed net investment income end of period		$4,414,460
Shares
Sold	6,182,178	4,902,858
Issued in reinvestment of distributions	10,987,379	97,497
Redeemed	(11,049,440)	(24,836,652)
Net increase (decrease)	6,120,117	(19,836,297)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Series Equity Growth Fund

Years ended November 30,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$15.41	$11.22	$11.25	$10.65	$10.00
Income from Investment Operations
Net investment income (loss)B	.13	.08	.02	.02	.01
Net realized and unrealized gain (loss)	1.05	4.12	(.03)	.59	.64
Total from investment operations	1.18	4.20	(.01)	.61	.65
Distributions from net investment income	(.09)	(.01)	(.02)	(.01)	–
Distributions from net realized gain	(2.30)	–	–	–	–
Total distributions	(2.39)	(.01)	(.02)	(.01)	–
Net asset value, end of period	$14.20	$15.41	$11.22	$11.25	$10.65
Total ReturnC,D	8.96%	37.51%	(.11)%	5.70%	6.50%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%	.32%	.65%	.74%	.77%G
Expenses net of fee waivers, if any	.01%	.32%	.65%	.74%	.77%G
Expenses net of all reductions	- %H	.32%	.65%	.73%	.77%G
Net investment income (loss)	.92%	.57%	.15%	.19%	.23%G
Supplemental Data
Net assets, end of period (000 omitted)	$947,353	$933,562	$901,989	$964,918	$986,534
Portfolio turnover rateI	38%	48%	60%	65%	26%J,K

 A For the period June 6, 2014 (commencement of operations) to November 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018

1. Organization.

Fidelity Advisor Series Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other Payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$304,973,983
Gross unrealized depreciation	(21,456,070)
Net unrealized appreciation (depreciation)	$283,517,913
Tax Cost	$662,824,369

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,727,230
Undistributed long-term capital gain	$65,403,503
Net unrealized appreciation (depreciation) on securities and other investments	$283,516,701

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$18,846,280	$ 1,111,461
Long-term Capital Gains	124,758,762	–
Total	$143,605,042	$ 1,111,461

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $365,023,585 and $421,021,245, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7,967 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,372,000	2.07%	$2,974

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,635 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $554,112. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $19,495, including $914 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $45,402 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Series Equity Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Series Equity Growth Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the "Fund") as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the four years in the period ended November 30, 2018 and for the period June 6, 2014 (commencement of operations) through November 30, 2014 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the four years in the period ended November 30, 2018 and for the period June 6, 2014 (commencement of operations) through November 30, 2014 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 17, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Actual	.01%	$1,000.00	$996.50	$.05
Hypothetical-C		$1,000.00	$1,025.02	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Series Equity Growth Fund voted to pay on December 20, 2018, to shareholders of record at the opening of business on December 19, 2018, a distribution of $0.994 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.130 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $65,403,502, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 32% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 38% of the dividends distributed in December 2018 during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Series Equity Growth Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for the fund; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

AXM1-ANN-0119
1.9860268.104

Fidelity Advisor® Series Growth Opportunities Fund Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity Advisor® Series Growth Opportunities Fund	23.13%	14.79%	15.10%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Growth Opportunities Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$20,389	Fidelity Advisor® Series Growth Opportunities Fund
$18,868	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager Kyle Weaver:  For the fiscal year, the fund gained 23.13%, more than double the 8.14% advance of the benchmark Russell 3000® Growth Index. Versus the benchmark, stock picking in the consumer staples sector stood out, including top contributor Juul Labs, a privately traded maker of e-cigarettes. Sales of the company’s e-cigarette devices and pods increased significantly the past 12 months, leading to a higher valuation. The company and the industry face a number of social and public policy concerns. Stock choices in information technology, consumer discretionary, industrials and communication services also lifted the fund’s relative result. Two holdings in software & services were top contributors: The Trade Desk and Wix.com. Carvana, a fast-growing online provider of used cars, further contributed. All the contributors I’ve mentioned were out-of-benchmark holdings. Conversely, positioning in the health care sector detracted this period, along with stock selection in financials and materials. A non-index stake in software engineering provider Luxoft Holding was the fund’s largest relative detractor. A sizable overweighting in the shares of chemical company Chemours also hurt, as did a sizable non-benchmark stake in London-based British American Tobacco, the latter of which we sold off during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
JUUL Labs, Inc. Series C	5.6
Amazon.com, Inc.	5.3
Alphabet, Inc. Class C	5.1
Microsoft Corp.	4.9
Apple, Inc.	4.4
Facebook, Inc. Class A	2.3
Salesforce.com, Inc.	2.1
Alphabet, Inc. Class A	1.9
Tesla, Inc.	1.9
T-Mobile U.S., Inc.	1.8
35.3

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Information Technology	36.1
Communication Services	15.8
Consumer Discretionary	13.7
Health Care	12.0
Consumer Staples	6.4

Asset Allocation (% of fund's net assets)

As of November 30, 2018*
Stocks	90.4%
Convertible Securities	6.6%
Short-Term Investments and Net Other Assets (Liabilities)	3.0%

 * Foreign investments - 11.4%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 90.4%
	Shares	Value
COMMUNICATION SERVICES - 15.4%
Entertainment - 1.9%
Activision Blizzard, Inc.	73,000	$3,641,240
Electronic Arts, Inc. (a)	23,100	1,942,017
Netflix, Inc. (a)	15,800	4,520,854
Take-Two Interactive Software, Inc. (a)	600	65,802
The Walt Disney Co.	19,300	2,228,957
		12,398,870
Interactive Media & Services - 10.0%
Alphabet, Inc.:
Class A (a)	10,800	11,984,220
Class C (a)	29,900	32,723,457
Facebook, Inc. Class A (a)	102,000	14,342,220
IAC/InterActiveCorp (a)	15,500	2,758,380
Momo, Inc. ADR (a)	49,800	1,561,230
		63,369,507
Media - 1.7%
Charter Communications, Inc. Class A (a)	20,362	6,703,170
Naspers Ltd. Class N	19,500	3,887,688
		10,590,858
Wireless Telecommunication Services - 1.8%
T-Mobile U.S., Inc. (a)	172,600	11,814,470

TOTAL COMMUNICATION SERVICES		98,173,705

CONSUMER DISCRETIONARY - 13.7%
Automobiles - 1.9%
Tesla, Inc. (a)(b)	34,121	11,958,728
Hotels, Restaurants & Leisure - 0.6%
Hilton Grand Vacations, Inc. (a)	49,800	1,596,588
Hilton Worldwide Holdings, Inc.	6,000	453,240
Marriott International, Inc. Class A	500	57,515
Planet Fitness, Inc. (a)	28,900	1,595,858
		3,703,201
Household Durables - 1.0%
Mohawk Industries, Inc. (a)	8,200	1,050,092
Roku, Inc. Class A (a)(b)	132,900	5,415,675
		6,465,767
Internet & Direct Marketing Retail - 8.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	43,300	6,965,238
Amazon.com, Inc. (a)	19,960	33,735,793
Gaia, Inc. Class A (a)	26,500	345,560
Groupon, Inc. (a)	210,800	647,156
GrubHub, Inc. (a)	8,100	634,149
JD.com, Inc. sponsored ADR (a)	75,000	1,592,250
Meituan Dianping Class B	176,600	1,183,879
The Booking Holdings, Inc. (a)	900	1,702,692
Wayfair LLC Class A (a)	44,400	4,715,280
		51,521,997
Media - 0.0%
Liberty Latin America Ltd. Class A (a)	2	37
Multiline Retail - 0.5%
Dollar Tree, Inc. (a)	37,700	3,271,229
Specialty Retail - 0.9%
Floor & Decor Holdings, Inc. Class A (a)(b)	91,500	3,031,395
Home Depot, Inc.	2,000	360,640
Lowe's Companies, Inc.	23,500	2,217,695
Tiffany & Co., Inc.	600	54,600
		5,664,330
Textiles, Apparel & Luxury Goods - 0.7%
Allbirds, Inc. (c)(d)	898	49,243
Axonics Modulation Technologies, Inc. (a)	3,800	50,160
Carbon Black, Inc.	1,000	16,290
lululemon athletica, Inc. (a)	14,000	1,855,700
Pinduoduo, Inc. ADR (b)	129,100	2,964,136
		4,935,529

TOTAL CONSUMER DISCRETIONARY		87,520,818

CONSUMER STAPLES - 0.8%
Beverages - 0.4%
Fever-Tree Drinks PLC	73,507	2,240,498
Food & Staples Retailing - 0.4%
BJ's Wholesale Club Holdings, Inc.	102,100	2,385,056
Costco Wholesale Corp.	600	138,768
Walmart, Inc.	700	68,355
		2,592,179
Food Products - 0.0%
nLIGHT, Inc. (a)	12,400	236,840
Tobacco - 0.0%
JUUL Labs, Inc. (c)(d)	709	152,435

TOTAL CONSUMER STAPLES		5,221,952

ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Oasis Petroleum, Inc. (a)	27,400	195,636
Reliance Industries Ltd.	350,126	5,869,198
Whiting Petroleum Corp. (a)	26,100	790,047
		6,854,881
FINANCIALS - 4.2%
Banks - 0.3%
HDFC Bank Ltd. sponsored ADR	17,000	1,724,140
Capital Markets - 1.9%
Cboe Global Markets, Inc.	20,900	2,249,258
Charles Schwab Corp.	101,900	4,565,120
Morningstar, Inc.	1,100	129,954
TD Ameritrade Holding Corp.	80,000	4,304,800
Virtu Financial, Inc. Class A	44,300	1,115,031
		12,364,163
Diversified Financial Services - 0.8%
GDS Holdings Ltd. ADR (a)(b)	171,200	5,048,688
Thrifts & Mortgage Finance - 1.2%
LendingTree, Inc. (a)(b)	28,500	7,419,690

TOTAL FINANCIALS		26,556,681

HEALTH CARE - 12.0%
Biotechnology - 5.9%
ACADIA Pharmaceuticals, Inc. (a)	31,646	603,173
Acceleron Pharma, Inc. (a)	10,006	529,618
Acorda Therapeutics, Inc. (a)	32,207	657,989
Agios Pharmaceuticals, Inc. (a)	8,000	526,400
Alexion Pharmaceuticals, Inc. (a)	58,800	7,241,220
Allakos, Inc. (a)	9,300	547,863
Alnylam Pharmaceuticals, Inc. (a)	16,677	1,353,505
AnaptysBio, Inc. (a)	12,900	962,082
Array BioPharma, Inc. (a)	24,800	395,064
Ascendis Pharma A/S sponsored ADR (a)	6,650	448,942
Atara Biotherapeutics, Inc. (a)	9,100	363,545
Audentes Therapeutics, Inc. (a)	11,500	281,175
BeiGene Ltd.	26,000	286,452
bluebird bio, Inc. (a)	11,300	1,388,657
Blueprint Medicines Corp. (a)	4,800	275,376
Coherus BioSciences, Inc. (a)	74,100	819,546
Crinetics Pharmaceuticals, Inc. (a)	13,700	478,678
Epizyme, Inc. (a)	21,200	157,304
FibroGen, Inc. (a)	14,900	646,064
Five Prime Therapeutics, Inc. (a)	22,000	282,480
Insmed, Inc. (a)	89,900	1,610,109
Intercept Pharmaceuticals, Inc. (a)	6,800	754,188
Ionis Pharmaceuticals, Inc. (a)	60,756	3,541,467
La Jolla Pharmaceutical Co. (a)	14,040	203,159
Mirati Therapeutics, Inc. (a)	23,100	891,429
Neurocrine Biosciences, Inc. (a)	26,755	2,361,664
Regeneron Pharmaceuticals, Inc. (a)	2,392	874,635
Rigel Pharmaceuticals, Inc. (a)	181,900	514,777
Sage Therapeutics, Inc. (a)	7,300	841,617
Sarepta Therapeutics, Inc. (a)	21,700	2,809,499
Sienna Biopharmaceuticals, Inc. (a)	10,300	104,133
Spark Therapeutics, Inc. (a)	21,200	893,156
TESARO, Inc. (a)(b)	23,500	1,089,930
Vertex Pharmaceuticals, Inc. (a)	11,700	2,115,243
Xencor, Inc. (a)	21,500	903,215
		37,753,354
Health Care Equipment & Supplies - 2.4%
Becton, Dickinson & Co.	6,600	1,668,150
Boston Scientific Corp. (a)	202,800	7,639,476
Insulet Corp. (a)	22,000	1,846,460
Intuitive Surgical, Inc. (a)	800	424,696
Novocure Ltd. (a)	51,200	1,757,184
Penumbra, Inc. (a)	12,000	1,670,640
Wright Medical Group NV (a)	13,900	388,644
		15,395,250
Health Care Providers & Services - 2.7%
Cigna Corp.	8,500	1,898,730
Elanco Animal Health, Inc.	3,200	106,912
G1 Therapeutics, Inc. (a)	15,100	577,273
Henry Schein, Inc. (a)	5,800	517,360
Humana, Inc.	14,000	4,612,580
OptiNose, Inc. (a)	13,923	109,574
UnitedHealth Group, Inc.	32,400	9,116,064
		16,938,493
Pharmaceuticals - 1.0%
Akcea Therapeutics, Inc. (a)	52,800	1,789,392
AstraZeneca PLC sponsored ADR	1,600	63,712
Nabriva Therapeutics PLC (a)	231,200	471,648
Nektar Therapeutics (a)	53,369	2,155,574
Perrigo Co. PLC	4,600	286,488
TherapeuticsMD, Inc. (a)(b)	58,400	293,752
Theravance Biopharma, Inc. (a)	37,400	1,032,614
		6,093,180

TOTAL HEALTH CARE		76,180,277

INDUSTRIALS - 3.9%
Aerospace & Defense - 0.0%
The Boeing Co.	300	104,028
Air Freight & Logistics - 0.1%
FedEx Corp.	2,800	641,200
Airlines - 1.2%
JetBlue Airways Corp. (a)	13,500	263,520
Southwest Airlines Co.	12,800	699,008
Spirit Airlines, Inc. (a)	101,900	6,533,828
		7,496,356
Commercial Services & Supplies - 0.2%
HomeServe PLC	37,100	449,346
Tomra Systems ASA	30,400	825,890
		1,275,236
Electrical Equipment - 0.5%
Sunrun, Inc. (a)	217,400	3,184,910
Machinery - 0.0%
Deere & Co.	1,000	154,880
Professional Services - 0.8%
CoStar Group, Inc. (a)	8,400	3,102,876
TransUnion Holding Co., Inc.	31,900	2,059,783
		5,162,659
Trading Companies & Distributors - 1.1%
Bunzl PLC	212,400	6,538,921
Watsco, Inc.	1,700	261,290
		6,800,211

TOTAL INDUSTRIALS		24,819,480

INFORMATION TECHNOLOGY - 35.7%
Communications Equipment - 1.1%
Carvana Co. Class A (a)(b)	166,000	7,186,140
Electronic Equipment & Components - 0.3%
SYNNEX Corp.	800	64,592
TTM Technologies, Inc. (a)	137,900	1,639,631
		1,704,223
Internet Software & Services - 0.8%
ANGI Homeservices, Inc. Class A (a)	99,300	1,740,729
CarGurus, Inc. Class A (a)	79,200	3,081,672
		4,822,401
IT Services - 8.6%
Accenture PLC Class A	1,300	213,876
Adyen BV	1,349	698,008
Alliance Data Systems Corp.	31,800	6,371,448
Elastic NV	600	42,870
EPAM Systems, Inc. (a)	9,600	1,250,400
First Data Corp. Class A (a)	19,300	368,244
Global Payments, Inc.	42,400	4,740,744
GoDaddy, Inc. (a)	51,900	3,386,994
Interxion Holding N.V. (a)	900	56,043
Luxoft Holding, Inc. (a)	109,499	3,615,657
MasterCard, Inc. Class A	32,400	6,514,668
MongoDB, Inc. Class A (a)(b)	15,500	1,284,950
Netcompany Group A/S	7,500	247,328
Okta, Inc. (a)	9,200	585,580
PayPal Holdings, Inc. (a)	44,100	3,784,221
Visa, Inc. Class A	65,700	9,310,347
Wix.com Ltd. (a)	113,169	10,658,256
Worldpay, Inc. (a)	17,200	1,475,932
		54,605,566
Semiconductors & Semiconductor Equipment - 5.9%
Analog Devices, Inc.	30,300	2,785,176
Applied Materials, Inc.	94,100	3,508,048
Broadcom, Inc.	30,900	7,335,969
Lam Research Corp.	21,600	3,390,336
Marvell Technology Group Ltd.	162,000	2,609,820
Micron Technology, Inc. (a)	120,100	4,631,056
NVIDIA Corp.	52,900	8,645,447
NXP Semiconductors NV	32,500	2,709,525
ON Semiconductor Corp. (a)	95,300	1,827,854
Semtech Corp. (a)	1,300	69,342
		37,512,573
Software - 14.6%
Adobe, Inc. (a)	32,000	8,028,480
Autodesk, Inc. (a)	35,600	5,144,200
Avalara, Inc. (b)	3,835	122,682
Citrix Systems, Inc.	27,300	2,974,881
Cloudera, Inc. (a)	40,600	501,004
DocuSign, Inc.	1,800	75,168
Dropbox, Inc. Class A (a)	66,700	1,560,113
Intuit, Inc.	8,500	1,823,505
Microsoft Corp.	283,760	31,466,146
Nutanix, Inc. Class A (a)	21,800	974,678
Parametric Technology Corp. (a)	40,300	3,485,547
Q2 Holdings, Inc. (a)	3,600	195,444
RingCentral, Inc. (a)	8,300	688,070
Salesforce.com, Inc. (a)	94,448	13,483,396
ServiceNow, Inc. (a)	26,300	4,872,601
Splunk, Inc. (a)	700	78,211
SurveyMonkey	1,600	22,848
The Trade Desk, Inc. (a)	79,100	11,267,795
Workday, Inc. Class A (a)	29,800	4,887,200
Zscaler, Inc. (a)	1,300	51,038
Zuora, Inc.	56,200	1,069,486
		92,772,493
Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	158,500	28,304,930

TOTAL INFORMATION TECHNOLOGY		226,908,326

MATERIALS - 1.5%
Chemicals - 1.5%
LG Chemical Ltd.	9,531	2,939,356
LyondellBasell Industries NV Class A	33,200	3,097,892
The Chemours Co. LLC	116,600	3,320,768
		9,358,016
Containers & Packaging - 0.0%
Crown Holdings, Inc. (a)	2,800	143,584

TOTAL MATERIALS		9,501,600

REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.1%
American Tower Corp.	69,600	11,448,504
Equinix, Inc.	4,400	1,695,232
		13,143,736
TOTAL COMMON STOCKS
(Cost $388,966,165)		574,881,456

Preferred Stocks - 6.6%
Convertible Preferred Stocks - 6.6%
COMMUNICATION SERVICES - 0.4%
Interactive Media & Services - 0.4%
Uber Technologies, Inc. Series D, 8.00% (a)(c)(d)	55,193	2,691,763
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Neutron Holdings, Inc. Series C (c)(d)	1,387,600	253,709
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (c)(d)	354	19,412
Series B (c)(d)	62	3,400
Series C (c)(d)	596	32,682
		55,494
TOTAL CONSUMER DISCRETIONARY		309,203
CONSUMER STAPLES - 5.6%
Tobacco - 5.6%
JUUL Labs, Inc.:
Series C (a)(c)(d)(e)	164,123	35,286,444
Series D (c)(d)	938	201,670
		35,488,114
FINANCIALS - 0.1%
Insurance - 0.1%
Clover Health Series D (a)(c)(d)	67,979	637,493
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series I (c)(d)	3,290	556,010
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.4%
Lyft, Inc. Series I (c)(d)	45,994	2,177,995
Software - 0.0%
Cloudflare, Inc. Series D, 8.00% (a)(c)(d)	11,400	125,400
TOTAL INFORMATION TECHNOLOGY		2,303,395

TOTAL CONVERTIBLE PREFERRED STOCKS		41,985,978

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (c)(d)	190	10,419
TOTAL PREFERRED STOCKS
(Cost $5,291,024)		41,996,397

Money Market Funds - 5.9%
Fidelity Securities Lending Cash Central Fund 2.27% (f)(g)
(Cost $37,648,192)	37,644,427	37,648,192
TOTAL INVESTMENT IN SECURITIES - 102.9%
(Cost $431,905,381)		654,526,045
NET OTHER ASSETS (LIABILITIES) - (2.9)%		(18,182,660)
NET ASSETS - 100%		$636,343,385

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $42,198,075 or 6.6% of net assets.

 (d) Level 3 security

 (e) A portion of the security sold on a delayed delivery basis.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Allbirds, Inc.	10/9/18	$49,243
Allbirds, Inc.	10/9/18	$10,419
Allbirds, Inc. Series A	10/9/18	$19,412
Allbirds, Inc. Series B	10/9/18	$3,400
Allbirds, Inc. Series C	10/9/18	$32,682
Cloudflare, Inc. Series D, 8.00%	9/10/18	$125,400
Clover Health Series D	6/7/17	$637,493
JUUL Labs, Inc.	11/21/17	$2,198
JUUL Labs, Inc. Series C	5/22/15	$510,422
JUUL Labs, Inc. Series D	6/25/18	$107,870
Lyft, Inc. Series I	6/27/18	$2,177,995
Neutron Holdings, Inc. Series C	7/3/18	$253,709
Space Exploration Technologies Corp. Series I	4/5/18	$556,010
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$856,212

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$35,643
Fidelity Securities Lending Cash Central Fund	524,962
Total	$560,605

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$100,865,468	$98,173,705	$--	$2,691,763
Consumer Discretionary	87,840,440	87,471,575	--	368,865
Consumer Staples	40,710,066	5,069,517	--	35,640,549
Energy	6,854,881	6,854,881	--	--
Financials	27,194,174	26,556,681	--	637,493
Health Care	76,180,277	76,180,277	--	--
Industrials	25,375,490	24,819,480	--	556,010
Information Technology	229,211,721	226,908,326	--	2,303,395
Materials	9,501,600	9,501,600	--	--
Real Estate	13,143,736	13,143,736	--	--
Money Market Funds	37,648,192	37,648,192	--	--
Total Investments in Securities:	$654,526,045	$612,327,970	$--	$42,198,075

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$5,875,407
Net Realized Gain (Loss) on Investment Securities	23,239,993
Net Unrealized Gain (Loss) on Investment Securities	30,198,854
Cost of Purchases	107,870
Proceeds of Sales	(23,781,575)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$35,640,549
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2018	$30,371,002
Other Investments in Securities
Beginning Balance	$2,563,513
Net Realized Gain (Loss) on Investment Securities	12,279
Net Unrealized Gain (Loss) on Investment Securities	773,546
Cost of Purchases	3,228,270
Proceeds of Sales	(20,082)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$6,557,526
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2018	$773,546

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.6%
Cayman Islands	3.3%
Israel	1.7%
United Kingdom	1.5%
India	1.2%
Netherlands	1.0%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $36,786,809) — See accompanying schedule: Unaffiliated issuers (cost $394,257,189)	$616,877,853
Fidelity Central Funds (cost $37,648,192)	37,648,192
Total Investment in Securities (cost $431,905,381)		$654,526,045
Foreign currency held at value (cost $195)		194
Receivable for securities sold on a delayed delivery basis		23,461,875
Receivable for fund shares sold		27,877
Dividends receivable		344,873
Distributions receivable from Fidelity Central Funds		29,260
Total assets		678,390,124
Liabilities
Payable to custodian bank	$912,423
Payable for investments purchased	2,432,496
Payable for fund shares redeemed	963,559
Other payables and accrued expenses	88,326
Collateral on securities loaned	37,649,935
Total liabilities		42,046,739
Net Assets		$636,343,385
Net Assets consist of:
Paid in capital		$299,462,316
Total distributable earnings (loss)		336,881,069
Net Assets, for 41,165,443 shares outstanding		$636,343,385
Net Asset Value, offering price and redemption price per share ($636,343,385 ÷ 41,165,443 shares)		$15.46

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2018
Investment Income
Dividends		$3,994,403
Income from Fidelity Central Funds (including $524,962 from security lending)		560,605
Total income		4,555,008
Expenses
Custodian fees and expenses	$52,988
Independent trustees' fees and expenses	3,337
Interest	1,447
Commitment fees	1,755
Total expenses before reductions	59,527
Expense reductions	(21,073)
Total expenses after reductions		38,454
Net investment income (loss)		4,516,554
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $46,594)	110,610,140
Fidelity Central Funds	(233)
Foreign currency transactions	(29,445)
Total net realized gain (loss)		110,580,462
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $35,113)	23,087,227
Assets and liabilities in foreign currencies	(1,470)
Total change in net unrealized appreciation (depreciation)		23,085,757
Net gain (loss)		133,666,219
Net increase (decrease) in net assets resulting from operations		$138,182,773

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,516,554	$4,329,238
Net realized gain (loss)	110,580,462	54,829,929
Change in net unrealized appreciation (depreciation)	23,085,757	126,039,175
Net increase (decrease) in net assets resulting from operations	138,182,773	185,198,342
Distributions to shareholders	(57,776,852)	–
Distributions to shareholders from net investment income	–	(2,032,804)
Distributions to shareholders from net realized gain	–	(19,503,931)
Total distributions	(57,776,852)	(21,536,735)
Share transactions
Proceeds from sales of shares	48,085,779	44,288,542
Reinvestment of distributions	57,776,852	21,536,735
Cost of shares redeemed	(168,412,313)	(201,987,626)
Net increase (decrease) in net assets resulting from share transactions	(62,549,682)	(136,162,349)
Total increase (decrease) in net assets	17,856,239	27,499,258
Net Assets
Beginning of period	618,487,146	590,987,888
End of period	$636,343,385	$618,487,146
Other Information
Undistributed net investment income end of period		$4,069,411
Shares
Sold	3,387,118	3,681,047
Issued in reinvestment of distributions	4,527,966	2,060,932
Redeemed	(11,384,837)	(16,754,045)
Net increase (decrease)	(3,469,753)	(11,012,066)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Series Growth Opportunities Fund

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$13.86	$10.62	$12.23	$11.79	$10.23
Income from Investment Operations
Net investment income (loss)A	.10	.09	.05	.05B	.02
Net realized and unrealized gain (loss)	2.83	3.54	(.32)	.60	1.56
Total from investment operations	2.93	3.63	(.27)	.65	1.58
Distributions from net investment income	(.11)	(.04)	(.07)	(.02)	–C
Distributions from net realized gain	(1.22)	(.36)	(1.27)	(.20)	(.02)
Total distributions	(1.33)	(.39)D	(1.34)	(.21)E	(.02)
Net asset value, end of period	$15.46	$13.86	$10.62	$12.23	$11.79
Total ReturnF	23.13%	35.40%	(2.09)%	5.71%	15.51%
Ratios to Average Net AssetsG,H
Expenses before reductions	.01%	.31%	.62%	.74%	.77%
Expenses net of fee waivers, if any	.01%	.31%	.62%	.74%	.77%
Expenses net of all reductions	.01%	.30%	.61%	.74%	.77%
Net investment income (loss)	.69%	.71%	.45%	.44%B	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$636,343	$618,487	$590,988	$633,109	$974,463
Portfolio turnover rateI	47%	50%	67%	50%	16%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .22%.

 C Amount represents less than $.005 per share.

 D Total distributions of $.39 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.355 per share.

 E Total distributions of $.21 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $.197 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018

1. Organization.

Fidelity Advisor Series Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 42,198,075	Market approach	Transaction price	$0.18-$215.00/$189.70	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$241,705,639
Gross unrealized depreciation	(20,604,313)
Net unrealized appreciation (depreciation)	$221,101,326
Tax Cost	$433,424,719

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$13,674,771
Undistributed long-term capital gain	$102,172,964
Net unrealized appreciation (depreciation) on securities and other investments	$221,101,131

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$18,314,172	$ 2,032,804
Long-term Capital Gains	39,462,680	19,503,931
Total	$57,776,852	$ 21,536,735

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $303,966,528 and $439,490,419, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7,040 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$10,617,333	1.64%	$1,447

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,755 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $293,249. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $36,341 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $21,073 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Series Growth Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series Growth Opportunities Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 17, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Actual	.01%	$1,000.00	$1,094.10	$.05
Hypothetical-C		$1,000.00	$1,025.02	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Series Growth Opportunities Fund voted to pay on December 20, 2018, to shareholders of record at the opening of business on December 19, 2018, a distribution of $2.753 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.108 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $102,216,623, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 19% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 27% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Series Growth Opportunities Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for the fund; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

AXS3-ANN-0119
1.967930.105

Fidelity Advisor® Series Small Cap Fund Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity Advisor® Series Small Cap Fund	(4.02)%	5.21%	5.94%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Small Cap Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$13,395	Fidelity Advisor® Series Small Cap Fund
$15,221	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Co-Portfolio Manager Jamie Harmon:  For the fiscal year, the fund returned -4.02%, trailing the 0.57% gain of the benchmark Russell 2000® Index. Relative to the benchmark, stock selection was weakest in the consumer staples, financials, consumer discretionary, industrials and information technology sectors. Conversely, picks within health care were strong, as was the fund’s positioning in energy though to a much lesser extent. Turning to individual stocks, our biggest relative detractor was Synnex, a technology distributor and provider of business process outsourcing services. In consumer staples, household products company Spectrum Brands and organic-foods company Hain Celestial Group, both experienced some business-execution missteps this period. As a result, in May, we sold our out-of-index stake in the latter stock from the fund. Other key detractors included timeshare property owner Marriott Vacations World and wallboard distributor GMS. In contrast, the fund's top contributor was Encompass Health, which generated good financial results and continued to execute well. A position in Bioverativ, an out-of-index biotechnology stock, also contributed, thanks to an acquisition that closed during the period. Consequently, we sold the fund's position in March. Also contributing was Stamps.com, an internet-based provider of postage solutions for e-retailers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On June 30, 2018, Jennifer Fo Cardillo assumed co-management responsibilities, joining Jamie Harmon. The two will manage the fund together until June 30, 2019, at which point Jamie plans to retire and Jennifer will become sole Portfolio Manager.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Cushman & Wakefield PLC	2.3
LivaNova PLC	2.0
Dorman Products, Inc.	2.0
SYNNEX Corp.	1.9
Essent Group Ltd.	1.8
Hilton Grand Vacations, Inc.	1.8
LPL Financial	1.7
Grand Canyon Education, Inc.	1.7
Generac Holdings, Inc.	1.7
IIT, Inc	1.6
18.5

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Industrials	18.6
Health Care	16.0
Information Technology	14.7
Financials	14.3
Consumer Discretionary	12.6

Asset Allocation (% of fund's net assets)

As of November 30, 2018 *
Stocks and Equity Futures	96.7%
Short-Term Investments and Net Other Assets (Liabilities)	3.3%

 * Foreign investments - 16.1%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 92.8%
	Shares	Value
COMMUNICATION SERVICES - 2.1%
Interactive Media & Services - 0.3%
Care.com, Inc. (a)	59,000	$1,057,280
Media - 1.4%
The New York Times Co. Class A	234,300	6,286,269
Wireless Telecommunication Services - 0.4%
Boingo Wireless, Inc. (a)	75,200	1,883,008

TOTAL COMMUNICATION SERVICES		9,226,557

CONSUMER DISCRETIONARY - 12.6%
Auto Components - 2.0%
Dorman Products, Inc. (a)	98,800	8,680,568
Diversified Consumer Services - 1.7%
Grand Canyon Education, Inc. (a)	60,000	7,341,600
Hotels, Restaurants & Leisure - 3.3%
Hilton Grand Vacations, Inc. (a)	249,256	7,991,147
Marriott Vacations Worldwide Corp.	42,750	3,471,300
Planet Fitness, Inc. (a)	37,500	2,070,750
YETI Holdings, Inc.	63,700	1,072,708
		14,605,905
Household Durables - 2.1%
Cavco Industries, Inc. (a)	11,700	1,925,352
Helen of Troy Ltd. (a)	7,252	1,037,254
TopBuild Corp. (a)	105,100	5,354,845
TRI Pointe Homes, Inc. (a)	96,200	1,200,576
		9,518,027
Internet & Direct Marketing Retail - 0.9%
Stamps.com, Inc. (a)	23,500	4,029,310
Leisure Products - 0.8%
Brunswick Corp.	17,800	944,112
Polaris Industries, Inc.	25,050	2,429,850
		3,373,962
Specialty Retail - 0.8%
Boot Barn Holdings, Inc. (a)	83,900	1,899,496
The Children's Place Retail Stores, Inc.	14,000	1,814,960
		3,714,456
Textiles, Apparel & Luxury Goods - 1.0%
Carter's, Inc.	12,100	1,119,250
G-III Apparel Group Ltd. (a)	78,450	3,144,276
		4,263,526

TOTAL CONSUMER DISCRETIONARY		55,527,354

CONSUMER STAPLES - 3.3%
Food & Staples Retailing - 1.3%
BJ's Wholesale Club Holdings, Inc.	246,820	5,765,715
Food Products - 1.2%
Nomad Foods Ltd. (a)	245,100	4,955,922
Household Products - 0.8%
Spectrum Brands Holdings, Inc.	73,040	3,606,715

TOTAL CONSUMER STAPLES		14,328,352

ENERGY - 2.3%
Energy Equipment & Services - 0.8%
Hess Midstream Partners LP	184,599	3,555,377
Oil, Gas & Consumable Fuels - 1.5%
Alliance Resource Partners LP	135,100	2,654,715
Noble Midstream Partners LP	94,923	3,144,799
Par Pacific Holdings, Inc. (a)	58,059	982,358
		6,781,872

TOTAL ENERGY		10,337,249

FINANCIALS - 14.3%
Banks - 6.9%
Allegiance Bancshares, Inc. (a)	152,797	5,795,590
Cadence Bancorp Class A	156,900	3,218,019
ConnectOne Bancorp, Inc.	221,676	4,464,555
CVB Financial Corp.	61,000	1,417,640
First Citizen Bancshares, Inc.	3,200	1,374,304
First Interstate Bancsystem, Inc.	42,600	1,850,118
Independent Bank Corp., Massachusetts	28,600	2,298,582
Old National Bancorp, Indiana	111,200	2,082,776
ServisFirst Bancshares, Inc.	162,400	6,393,688
Skandiabanken ASA (b)	64,509	647,728
Trico Bancshares	20,100	772,845
		30,315,845
Capital Markets - 2.2%
Blucora, Inc. (a)	74,800	2,315,808
LPL Financial	118,700	7,616,979
		9,932,787
Consumer Finance - 0.6%
First Cash Financial Services, Inc.	29,100	2,591,355
Insurance - 2.5%
Enstar Group Ltd. (a)	25,076	4,417,639
Hastings Group Holdings PLC (b)	1,498,334	3,648,581
Primerica, Inc.	23,700	2,817,456
		10,883,676
Thrifts & Mortgage Finance - 2.1%
Essent Group Ltd. (a)	211,900	8,170,864
WSFS Financial Corp.	32,900	1,384,103
		9,554,967

TOTAL FINANCIALS		63,278,630

HEALTH CARE - 16.0%
Biotechnology - 1.8%
Allakos, Inc. (a)	6,400	377,024
Array BioPharma, Inc. (a)	50,200	799,686
Atara Biotherapeutics, Inc. (a)	15,600	623,220
Audentes Therapeutics, Inc. (a)	9,000	220,050
FibroGen, Inc. (a)	15,700	680,752
Heron Therapeutics, Inc. (a)	21,800	626,314
Kezar Life Sciences, Inc.	16,700	495,656
Ligand Pharmaceuticals, Inc. Class B (a)	3,700	583,749
Mirati Therapeutics, Inc. (a)	10,100	389,759
Swedish Orphan Biovitrum AB (a)	155,500	3,358,137
		8,154,347
Health Care Equipment & Supplies - 3.4%
Avanos Medical, Inc. (a)	49,600	2,366,416
Integra LifeSciences Holdings Corp. (a)	39,800	2,134,474
Interojo Co. Ltd.	3,271	61,607
LivaNova PLC (a)	86,300	8,732,697
Merit Medical Systems, Inc. (a)	25,200	1,588,860
		14,884,054
Health Care Providers & Services - 5.1%
Addus HomeCare Corp. (a)	55,942	4,152,015
AMN Healthcare Services, Inc. (a)	85,550	5,449,535
Amplifon SpA	50,578	846,293
Chemed Corp.	5,100	1,615,578
Encompass Health Corp.	57,000	4,286,970
G1 Therapeutics, Inc. (a)	11,400	435,822
LHC Group, Inc. (a)	38,324	4,019,038
Premier, Inc. (a)	47,841	1,897,374
		22,702,625
Life Sciences Tools & Services - 4.0%
Charles River Laboratories International, Inc. (a)	51,400	6,931,290
ICON PLC (a)	44,200	6,396,624
PRA Health Sciences, Inc. (a)	36,300	4,237,662
		17,565,576
Pharmaceuticals - 1.7%
Huons Co. Ltd.	4,063	264,024
Korea United Pharm, Inc.	43,940	935,436
Supernus Pharmaceuticals, Inc. (a)	123,600	5,861,112
Zogenix, Inc. (a)	10,100	415,009
		7,475,581

TOTAL HEALTH CARE		70,782,183

INDUSTRIALS - 18.6%
Aerospace & Defense - 1.2%
Wesco Aircraft Holdings, Inc. (a)	565,200	5,380,704
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	12,200	1,126,426
Building Products - 2.3%
Armstrong World Industries, Inc.	34,300	2,297,757
Gibraltar Industries, Inc. (a)	105,000	3,796,800
GMS, Inc. (a)	224,100	4,210,839
		10,305,396
Commercial Services & Supplies - 0.5%
Coor Service Management Holding AB (b)	263,300	2,082,417
Construction & Engineering - 1.0%
Argan, Inc.	21,000	912,870
EMCOR Group, Inc.	46,300	3,373,418
		4,286,288
Electrical Equipment - 1.7%
Generac Holdings, Inc. (a)	128,700	7,325,604
Industrial Conglomerates - 1.6%
ITT, Inc.	128,200	7,108,690
Machinery - 5.3%
Cactus, Inc. (a)	156,700	4,525,496
Crane Co.	26,800	2,314,716
Douglas Dynamics, Inc.	29,900	1,114,373
Gardner Denver Holdings, Inc. (a)	204,300	5,056,425
Hy-Lok Corp.	57,503	862,314
Luxfer Holdings PLC sponsored	89,900	2,066,801
Oshkosh Corp.	79,600	5,677,868
Rexnord Corp. (a)	69,500	1,967,545
		23,585,538
Professional Services - 3.5%
Asgn, Inc. (a)	93,900	6,502,575
FTI Consulting, Inc. (a)	10,600	744,650
ICF International, Inc.	81,076	5,677,752
Navigant Consulting, Inc.	56,900	1,457,778
Stantec, Inc.	47,900	1,141,395
		15,524,150
Trading Companies & Distributors - 1.2%
Univar, Inc. (a)	252,800	5,475,648

TOTAL INDUSTRIALS		82,200,861

INFORMATION TECHNOLOGY - 14.7%
Communications Equipment - 0.7%
Finisar Corp. (a)	79,550	1,857,493
InterDigital, Inc.	14,800	1,113,848
		2,971,341
Electronic Equipment & Components - 5.0%
CDW Corp.	69,200	6,413,456
Control4 Corp. (a)	118,700	2,584,099
ePlus, Inc. (a)	54,613	4,464,613
SYNNEX Corp.	106,113	8,567,564
		22,029,732
Internet Software & Services - 0.4%
CarGurus, Inc. Class A (a)	47,100	1,832,661
IT Services - 4.8%
Booz Allen Hamilton Holding Corp. Class A	121,500	6,234,165
Conduent, Inc. (a)	507,100	6,501,022
Euronet Worldwide, Inc. (a)	23,800	2,799,118
EVERTEC, Inc.	39,113	1,068,958
Genpact Ltd.	117,800	3,578,764
Hackett Group, Inc.	59,200	1,044,880
		21,226,907
Semiconductors & Semiconductor Equipment - 0.7%
Entegris, Inc.	77,200	2,269,680
Rudolph Technologies, Inc. (a)	30,304	643,051
		2,912,731
Software - 3.1%
j2 Global, Inc.	64,500	4,760,745
Nuance Communications, Inc. (a)	123,900	1,981,161
Pegasystems, Inc.	24,800	1,338,952
Proofpoint, Inc. (a)	12,300	1,193,223
PROS Holdings, Inc. (a)	34,100	1,096,997
RealPage, Inc. (a)	14,500	747,910
Zensar Technologies Ltd.	792,035	2,529,054
		13,648,042

TOTAL INFORMATION TECHNOLOGY		64,621,414

MATERIALS - 2.9%
Chemicals - 1.8%
Ashland Global Holdings, Inc.	20,800	1,703,312
Ferro Corp. (a)	48,600	937,980
Platform Specialty Products Corp. (a)	437,600	5,150,552
		7,791,844
Containers & Packaging - 0.6%
Aptargroup, Inc.	25,400	2,642,870
Paper & Forest Products - 0.5%
Neenah, Inc.	32,100	2,211,048

TOTAL MATERIALS		12,645,762

REAL ESTATE - 4.0%
Equity Real Estate Investment Trusts (REITs) - 1.1%
Americold Realty Trust	76,200	2,042,160
CoreSite Realty Corp.	12,900	1,257,234
EPR Properties	18,700	1,324,521
		4,623,915
Real Estate Management & Development - 2.9%
CBRE Group, Inc. (a)	58,500	2,555,280
Cushman & Wakefield PLC	560,500	10,436,510
		12,991,790

TOTAL REAL ESTATE		17,615,705

UTILITIES - 2.0%
Gas Utilities - 1.2%
Amerigas Partners LP	45,700	1,698,212
Star Gas Partners LP	387,878	3,735,265
		5,433,477
Multi-Utilities - 0.8%
Telecom Plus PLC	198,900	3,462,104

TOTAL UTILITIES		8,895,581

TOTAL COMMON STOCKS
(Cost $378,855,398)		409,459,648
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.33% to 2.34% 2/14/19 to 2/21/19 (c)
(Cost $467,638)	470,000	467,704
	Shares	Value

Money Market Funds - 4.4%
Fidelity Cash Central Fund, 2.27% (d)
(Cost $19,446,214)	19,442,326	19,446,214

Equity Funds - 1.8%
Small Blend Funds - 1.8%
iShares Russell 2000 Index ETF
(Cost $8,160,996)	52,200	7,966,764
TOTAL INVESTMENT IN SECURITIES - 99.1%
(Cost $406,930,246)		437,340,330
NET OTHER ASSETS (LIABILITIES) - 0.9%		3,813,265
NET ASSETS - 100%		$441,153,595

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	123	Dec. 2018	$9,437,790	$4,352	$4,352

The notional amount of futures purchased as a percentage of Net Assets is 2.1%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,378,726 or 1.4% of net assets.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $465,714.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$410,029
Fidelity Securities Lending Cash Central Fund	59,468
Total	$469,497

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$9,226,557	$9,226,557	$--	$--
Consumer Discretionary	55,527,354	55,527,354	--	--
Consumer Staples	14,328,352	14,328,352	--	--
Energy	10,337,249	10,337,249	--	--
Financials	63,278,630	63,278,630	--	--
Health Care	70,782,183	70,782,183	--	--
Industrials	82,200,861	82,200,861	--	--
Information Technology	64,621,414	64,621,414	--	--
Materials	12,645,762	12,645,762	--	--
Real Estate	17,615,705	17,615,705	--	--
Utilities	8,895,581	8,895,581	--	--
U.S. Government and Government Agency Obligations	467,704	--	467,704	--
Money Market Funds	19,446,214	19,446,214	--	--
Equity Funds	7,966,764	7,966,764	--	--
Total Investments in Securities:	$437,340,330	$436,872,626	$467,704	$--
Derivative Instruments:
Assets
Futures Contracts	$4,352	$4,352	$--	$--
Total Assets	$4,352	$4,352	$--	$--
Total Derivative Instruments:	$4,352	$4,352	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$4,352	$0
Total Equity Risk	4,352	0
Total Value of Derivatives	$4,352	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.9%
United Kingdom	6.4%
Bermuda	3.8%
Ireland	1.4%
Sweden	1.3%
British Virgin Islands	1.2%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $387,484,032)	$417,894,116
Fidelity Central Funds (cost $19,446,214)	19,446,214
Total Investment in Securities (cost $406,930,246)		$437,340,330
Cash		72,371
Foreign currency held at value (cost $35)		35
Receivable for investments sold		375,317
Receivable for fund shares sold		4,687,100
Dividends receivable		282,617
Distributions receivable from Fidelity Central Funds		26,879
Receivable for daily variation margin on futures contracts		43,665
Total assets		442,828,314
Liabilities
Payable for investments purchased	$1,414,186
Payable for fund shares redeemed	219,299
Other payables and accrued expenses	41,234
Total liabilities		1,674,719
Net Assets		$441,153,595
Net Assets consist of:
Paid in capital		$371,105,523
Total distributable earnings (loss)		70,048,072
Net Assets, for 38,675,099 shares outstanding		$441,153,595
Net Asset Value, offering price and redemption price per share ($441,153,595 ÷ 38,675,099 shares)		$11.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2018
Investment Income
Dividends		$3,426,899
Interest		19,592
Income from Fidelity Central Funds		469,497
Total income		3,915,988
Expenses
Custodian fees and expenses	$31,438
Independent trustees' fees and expenses	2,426
Commitment fees	1,292
Total expenses before reductions	35,156
Expense reductions	(25,430)
Total expenses after reductions		9,726
Net investment income (loss)		3,906,262
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	35,656,438
Fidelity Central Funds	(103)
Foreign currency transactions	(10,106)
Futures contracts	855,273
Total net realized gain (loss)		36,501,502
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $41,442)	(57,139,117)
Assets and liabilities in foreign currencies	16,773
Futures contracts	(553,490)
Total change in net unrealized appreciation (depreciation)		(57,675,834)
Net gain (loss)		(21,174,332)
Net increase (decrease) in net assets resulting from operations		$(17,268,070)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,906,262	$3,287,292
Net realized gain (loss)	36,501,502	43,804,772
Change in net unrealized appreciation (depreciation)	(57,675,834)	26,559,479
Net increase (decrease) in net assets resulting from operations	(17,268,070)	73,651,543
Distributions to shareholders	(30,404,834)	–
Distributions to shareholders from net investment income	–	(3,874,433)
Total distributions	(30,404,834)	(3,874,433)
Share transactions
Proceeds from sales of shares	56,560,740	39,758,702
Reinvestment of distributions	30,404,834	3,874,433
Cost of shares redeemed	(61,234,443)	(101,683,132)
Net increase (decrease) in net assets resulting from share transactions	25,731,131	(58,049,997)
Total increase (decrease) in net assets	(21,941,773)	11,727,113
Net Assets
Beginning of period	463,095,368	451,368,255
End of period	$441,153,595	$463,095,368
Other Information
Undistributed net investment income end of period		$1,479,308
Shares
Sold	4,702,111	3,439,672
Issued in reinvestment of distributions	2,567,976	347,795
Redeemed	(4,989,443)	(8,693,635)
Net increase (decrease)	2,280,644	(4,906,168)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Series Small Cap Fund

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$12.72	$10.93	$11.26	$11.19	$10.39
Income from Investment Operations
Net investment income (loss)A	.10	.08	.09B	.03C	.02
Net realized and unrealized gain (loss)	(.58)	1.81	.10	.38	.82
Total from investment operations	(.48)	1.89	.19	.41	.84
Distributions from net investment income	(.07)	(.10)	(.03)	(.02)	(.01)
Distributions from net realized gain	(.76)	–	(.50)	(.32)	(.03)
Total distributions	(.83)	(.10)	(.52)D	(.34)	(.04)
Net asset value, end of period	$11.41	$12.72	$10.93	$11.26	$11.19
Total ReturnE	(4.02)%	17.37%	1.96%	3.81%	8.12%
Ratios to Average Net AssetsF,G
Expenses before reductions	.01%	.41%	.97%	1.04%	.94%
Expenses net of fee waivers, if any	.01%	.41%	.97%	1.03%	.94%
Expenses net of all reductions	- %H	.40%	.97%	1.02%	.94%
Net investment income (loss)	.83%	.72%	.85%B	.30%C	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$441,154	$463,095	$451,368	$483,566	$517,827
Portfolio turnover rateI	82%	88%	90%	35%	58%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .06%.

 D Total distributions of $.52 per share is comprised of distributions from net investment income of $.027 and distributions from net realized gain of $.496 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018

1. Organization.

Fidelity Advisor Series Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnership and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$60,772,529
Gross unrealized depreciation	(30,463,399)
Net unrealized appreciation (depreciation)	$30,309,130
Tax Cost	$407,031,200

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,224,894
Undistributed long-term capital gain	$37,073,132
Net unrealized appreciation (depreciation) on securities and other investments	$28,791,488

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$2,604,033	$ 3,874,433
Long-term Capital Gains	27,800,801	–
Total	$30,404,834	$ 3,874,433

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $369,387,029 and $365,910,254, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $15,988 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5,571.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,292 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $59,468. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $25,430 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Series Small Cap Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Series Small Cap Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the "Fund") as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the five years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 17, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Actual	.01%	$1,000.00	$936.80	$.05
Hypothetical-C		$1,000.00	$1,025.02	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Series Small Cap Fund voted to pay on December 20, 2018, to shareholders of record at the opening of business on December 19, 2018, a distribution of $0.976 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.119 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $37,316,445, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 83% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 90% of the dividend distributed during the fiscal year as an amount which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Series Small Cap Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for the fund; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

AXS5-ANN-0119
1.967941.105

Fidelity Advisor® Small Cap Fund Class A, Class M, Class C, Class I and Class Z Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(10.63)%	3.72%	9.74%
Class M (incl. 3.50% sales charge)	(8.73)%	3.96%	9.75%
Class C (incl. contingent deferred sales charge)	(6.67)%	4.16%	9.57%
Class I	(4.93)%	5.23%	10.70%
Class Z	(4.80)%	5.39%	10.78%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Fund - Class A on November 30, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$25,334	Fidelity Advisor® Small Cap Fund - Class A
$37,200	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Co-Portfolio Manager Jamie Harmon:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned roughly -5% to -6%, trailing the 0.57% gain of the benchmark Russell 2000® Index. Relative to the benchmark, stock selection was weakest in the consumer staples, financials, consumer discretionary, industrials, and information technology sectors. Conversely, picks within health care were strong, as was the fund’s positioning in energy though to a much lesser extent. Turning to individual stocks, our biggest relative detractor was Synnex, a technology distributor and provider of business process outsourcing services. In consumer staples, household products company Spectrum Brands and organic-foods company Hain Celestial Group, both experienced some business-execution missteps this period. As a result, in May, we sold our out-of-index position in the latter from the fund. Other key detractors included timeshare property owner Marriott Vacations World, and wallboard distributor GMS. In contrast, the fund's top contributor was Encompass Health, which generated good financial results and continued to execute well. A position in Bioverativ, an out-of-index biotechnology stock, also contributed, thanks to an acquisition that closed during the period. Consequently, we sold the fund's position in March. Also contributing was Stamps.com, an internet-based provider of postage solutions for e-retailers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On June 30, 2018, Jennifer Fo Cardillo assumed co-management responsibility of the fund, joining Co-Manager Jamie Harmon. The two will manage the fund together until June 30, 2019, at which point Jamie plans to retire and Jennifer will become sole Portfolio Manager.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Cushman & Wakefield PLC	2.6
LivaNova PLC	2.1
Dorman Products, Inc.	2.1
SYNNEX Corp.	2.1
Essent Group Ltd.	2.0
Hilton Grand Vacations, Inc.	1.9
LPL Financial	1.8
Generac Holdings, Inc.	1.8
Grand Canyon Education, Inc.	1.8
ITT, Inc.	1.7
19.9

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Industrials	19.9
Health Care	17.1
Information Technology	15.6
Financials	15.3
Consumer Discretionary	13.4

Asset Allocation (% of fund's net assets)

As of November 30, 2018 *
Stocks and Equity Futures	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 17.2%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value (000s)
COMMUNICATION SERVICES - 2.2%
Interactive Media & Services - 0.3%
Care.com, Inc. (a)	300,000	$5,376
Media - 1.5%
The New York Times Co. Class A	1,177,300	31,587
Wireless Telecommunication Services - 0.4%
Boingo Wireless, Inc. (a)	378,900	9,488

TOTAL COMMUNICATION SERVICES		46,451

CONSUMER DISCRETIONARY - 13.4%
Auto Components - 2.1%
Dorman Products, Inc. (a)	496,900	43,658
Diversified Consumer Services - 1.8%
Grand Canyon Education, Inc. (a)	303,000	37,075
Hotels, Restaurants & Leisure - 3.5%
Hilton Grand Vacations, Inc. (a)	1,261,013	40,428
Marriott Vacations Worldwide Corp.	215,000	17,458
Planet Fitness, Inc. (a)	189,100	10,442
YETI Holdings, Inc. (b)	317,600	5,348
		73,676
Household Durables - 2.3%
Cavco Industries, Inc. (a)	57,700	9,495
Helen of Troy Ltd. (a)	35,850	5,128
TopBuild Corp. (a)	529,300	26,968
TRI Pointe Homes, Inc. (a)	484,700	6,049
		47,640
Internet & Direct Marketing Retail - 1.0%
Stamps.com, Inc. (a)	119,109	20,422
Leisure Products - 0.8%
Brunswick Corp.	89,700	4,758
Polaris Industries, Inc.	125,000	12,125
		16,883
Specialty Retail - 0.9%
Boot Barn Holdings, Inc. (a)	423,200	9,581
The Children's Place Retail Stores, Inc.	70,600	9,153
		18,734
Textiles, Apparel & Luxury Goods - 1.0%
Carter's, Inc.	60,900	5,633
G-III Apparel Group Ltd. (a)	397,500	15,932
		21,565

TOTAL CONSUMER DISCRETIONARY		279,653

CONSUMER STAPLES - 3.4%
Food & Staples Retailing - 1.4%
BJ's Wholesale Club Holdings, Inc.	1,234,130	28,829
Food Products - 1.2%
Nomad Foods Ltd. (a)	1,243,400	25,142
Household Products - 0.8%
Spectrum Brands Holdings, Inc.	364,200	17,984

TOTAL CONSUMER STAPLES		71,955

ENERGY - 2.5%
Energy Equipment & Services - 0.9%
Hess Midstream Partners LP	925,248	17,820
Oil, Gas & Consumable Fuels - 1.6%
Alliance Resource Partners LP	680,000	13,362
Noble Midstream Partners LP	475,833	15,764
Par Pacific Holdings, Inc. (a)	276,521	4,679
		33,805

TOTAL ENERGY		51,625

FINANCIALS - 15.3%
Banks - 7.3%
Allegiance Bancshares, Inc. (a)	769,120	29,173
Cadence Bancorp Class A	796,500	16,336
ConnectOne Bancorp, Inc.	1,116,000	22,476
CVB Financial Corp.	303,700	7,058
First Citizen Bancshares, Inc.	16,000	6,872
First Interstate Bancsystem, Inc.	214,700	9,324
Independent Bank Corp., Massachusetts	143,200	11,509
Old National Bancorp, Indiana	560,600	10,500
ServisFirst Bancshares, Inc.	816,800	32,157
Skandiabanken ASA (c)	340,656	3,420
Trico Bancshares	94,900	3,649
		152,474
Capital Markets - 2.4%
Blucora, Inc. (a)	379,200	11,740
LPL Financial	603,100	38,701
		50,441
Consumer Finance - 0.6%
First Cash Financial Services, Inc.	146,700	13,064
Insurance - 2.7%
Enstar Group Ltd. (a)	126,700	22,321
Hastings Group Holdings PLC (c)	7,542,864	18,368
Primerica, Inc.	119,600	14,218
		54,907
Thrifts & Mortgage Finance - 2.3%
Essent Group Ltd. (a)	1,066,723	41,133
WSFS Financial Corp.	165,800	6,975
		48,108

TOTAL FINANCIALS		318,994

HEALTH CARE - 17.1%
Biotechnology - 2.0%
Allakos, Inc. (a)	32,100	1,891
Array BioPharma, Inc. (a)	253,100	4,032
Atara Biotherapeutics, Inc. (a)	78,500	3,136
Audentes Therapeutics, Inc. (a)	45,600	1,115
FibroGen, Inc. (a)	79,100	3,430
Heron Therapeutics, Inc. (a)	110,100	3,163
Kezar Life Sciences, Inc.	84,300	2,502
Ligand Pharmaceuticals, Inc. Class B (a)	18,900	2,982
Mirati Therapeutics, Inc. (a)	51,100	1,972
Swedish Orphan Biovitrum AB (a)	800,000	17,277
		41,500
Health Care Equipment & Supplies - 3.6%
Avanos Medical, Inc. (a)	252,000	12,023
Integra LifeSciences Holdings Corp. (a)	200,800	10,769
Interojo Co. Ltd.	17,318	326
LivaNova PLC (a)	434,200	43,937
Merit Medical Systems, Inc. (a)	127,200	8,020
		75,075
Health Care Providers & Services - 5.5%
Addus HomeCare Corp. (a)	281,685	20,907
AMN Healthcare Services, Inc. (a)	430,000	27,391
Amplifon SpA	254,295	4,255
Chemed Corp.	25,600	8,110
Encompass Health Corp.	290,600	21,856
G1 Therapeutics, Inc. (a)	57,500	2,198
LHC Group, Inc. (a)	193,777	20,321
Premier, Inc. (a)	243,450	9,655
		114,693
Life Sciences Tools & Services - 4.2%
Charles River Laboratories International, Inc. (a)	261,700	35,290
ICON PLC (a)	222,700	32,229
PRA Health Sciences, Inc. (a)	184,200	21,504
		89,023
Pharmaceuticals - 1.8%
Huons Co. Ltd.	21,524	1,399
Korea United Pharm, Inc.	225,028	4,791
Supernus Pharmaceuticals, Inc. (a)	628,200	29,789
Zogenix, Inc. (a)	50,900	2,091
		38,070

TOTAL HEALTH CARE		358,361

INDUSTRIALS - 19.9%
Aerospace & Defense - 1.3%
Wesco Aircraft Holdings, Inc. (a)	2,853,000	27,161
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	61,400	5,669
Building Products - 2.5%
Armstrong World Industries, Inc.	172,700	11,569
Gibraltar Industries, Inc. (a)	536,800	19,411
GMS, Inc. (a)	1,139,500	21,411
		52,391
Commercial Services & Supplies - 0.6%
Coor Service Management Holding AB (c)	1,491,802	11,799
Construction & Engineering - 1.0%
Argan, Inc.	106,071	4,611
EMCOR Group, Inc.	232,800	16,962
		21,573
Electrical Equipment - 1.8%
Generac Holdings, Inc. (a)	655,300	37,300
Industrial Conglomerates - 1.7%
ITT, Inc.	644,400	35,732
Machinery - 5.7%
Cactus, Inc. (a)	790,200	22,821
Crane Co.	135,050	11,664
Douglas Dynamics, Inc.	150,600	5,613
Gardner Denver Holdings, Inc. (a)	1,035,000	25,616
Hy-Lok Corp.	299,772	4,495
Luxfer Holdings PLC sponsored	454,900	10,458
Oshkosh Corp.	400,000	28,532
Rexnord Corp. (a)	347,800	9,846
		119,045
Professional Services - 3.7%
Asgn, Inc. (a)	472,700	32,734
FTI Consulting, Inc. (a)	53,000	3,723
ICF International, Inc.	408,379	28,599
Navigant Consulting, Inc.	286,700	7,345
Stantec, Inc.	241,600	5,757
		78,158
Trading Companies & Distributors - 1.3%
Univar, Inc. (a)	1,277,700	27,675

TOTAL INDUSTRIALS		416,503

INFORMATION TECHNOLOGY - 15.6%
Communications Equipment - 0.7%
Finisar Corp. (a)	400,000	9,340
InterDigital, Inc.	75,000	5,645
		14,985
Electronic Equipment & Components - 5.3%
CDW Corp.	352,400	32,660
Control4 Corp. (a)	600,000	13,062
ePlus, Inc. (a)	276,089	22,570
SYNNEX Corp.	537,041	43,361
		111,653
Internet Software & Services - 0.5%
CarGurus, Inc. Class A (a)	237,400	9,237
IT Services - 5.1%
Booz Allen Hamilton Holding Corp. Class A	612,800	31,443
Conduent, Inc. (a)	2,551,100	32,705
Euronet Worldwide, Inc. (a)	120,000	14,113
EVERTEC, Inc.	181,867	4,970
Genpact Ltd.	600,000	18,228
Hackett Group, Inc.	298,300	5,265
		106,724
Semiconductors & Semiconductor Equipment - 0.7%
Entegris, Inc.	387,800	11,401
Rudolph Technologies, Inc. (a)	150,272	3,189
		14,590
Software - 3.3%
j2 Global, Inc.	327,900	24,202
Nuance Communications, Inc. (a)	624,600	9,987
Pegasystems, Inc.	124,800	6,738
Proofpoint, Inc. (a)	62,200	6,034
PROS Holdings, Inc. (a)	171,700	5,524
RealPage, Inc. (a)	73,000	3,765
Zensar Technologies Ltd.	3,986,545	12,729
		68,979

TOTAL INFORMATION TECHNOLOGY		326,168

MATERIALS - 3.1%
Chemicals - 1.9%
Ashland Global Holdings, Inc.	104,100	8,525
Ferro Corp. (a)	250,000	4,825
Platform Specialty Products Corp. (a)	2,200,000	25,894
		39,244
Containers & Packaging - 0.7%
Aptargroup, Inc.	128,300	13,350
Paper & Forest Products - 0.5%
Neenah, Inc.	161,400	11,117

TOTAL MATERIALS		63,711

REAL ESTATE - 4.3%
Equity Real Estate Investment Trusts (REITs) - 1.1%
Americold Realty Trust	384,300	10,299
CoreSite Realty Corp.	64,900	6,325
EPR Properties	89,900	6,368
		22,992
Real Estate Management & Development - 3.2%
CBRE Group, Inc. (a)	300,000	13,104
Cushman & Wakefield PLC (b)	2,848,400	53,036
		66,140

TOTAL REAL ESTATE		89,132

UTILITIES - 2.1%
Gas Utilities - 1.3%
Amerigas Partners LP	230,000	8,547
Star Gas Partners LP	1,950,000	18,779
		27,326
Multi-Utilities - 0.8%
Telecom Plus PLC	1,000,000	17,406

TOTAL UTILITIES		44,732

TOTAL COMMON STOCKS
(Cost $1,884,982)		2,067,285
	Principal Amount (000s)	Value (000s)

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 2.33% to 2.34% 2/14/19 to 2/21/19 (d)
(Cost $99)	100	100
	Shares	Value (000s)

Money Market Funds - 1.1%
Fidelity Cash Central Fund, 2.27% (e)	20,034,952	$20,039
Fidelity Securities Lending Cash Central Fund 2.27% (e)(f)	1,994,460	1,995
TOTAL MONEY MARKET FUNDS
(Cost $22,034)		22,034

Equity Funds - 0.5%
Small Blend Funds - 0.5%
iShares Russell 2000 Index ETF
(Cost $10,531)	69,500	10,607
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $1,917,646)		2,100,026
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(9,428)
NET ASSETS - 100%		$2,090,598

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	24	Dec. 2018	$1,842	$41	$41

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $33,587,000 or 1.6% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $96,000.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,275
Fidelity Securities Lending Cash Central Fund	503
Total	$1,778

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Allegiance Bancshares, Inc.	$40,010	$--	$9,819	$--	$566	$(1,584)	$--
Hess Midstream Partners LP	30,037	2,117	12,403	--	(2,720)	2,095	--
Total	$70,047	$2,117	$22,222	$--	$(2,154)	$511	$--

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$46,451	$46,451	$--	$--
Consumer Discretionary	279,653	279,653	--	--
Consumer Staples	71,955	71,955	--	--
Energy	51,625	51,625	--	--
Financials	318,994	318,994	--	--
Health Care	358,361	358,361	--	--
Industrials	416,503	416,503	--	--
Information Technology	326,168	326,168	--	--
Materials	63,711	63,711	--	--
Real Estate	89,132	89,132	--	--
Utilities	44,732	44,732	--	--
U.S. Government and Government Agency Obligations	100	--	100	--
Money Market Funds	22,034	22,034	--	--
Equity Funds	10,607	10,607	--	--
Total Investments in Securities:	$2,100,026	$2,099,926	$100	$--
Derivative Instruments:
Assets
Futures Contracts	$41	$41	$--	$--
Total Assets	$41	$41	$--	$--
Total Derivative Instruments:	$41	$41	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Futures Contracts(a)	$41	$0
Total Equity Risk	41	0
Total Value of Derivatives	$41	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.8%
United Kingdom	6.9%
Bermuda	4.2%
Ireland	1.5%
Sweden	1.4%
British Virgin Islands	1.2%
Others (Individually Less Than 1%)	2.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $1,973) — See accompanying schedule: Unaffiliated issuers (cost $1,895,612)	$2,077,992
Fidelity Central Funds (cost $22,034)	22,034
Total Investment in Securities (cost $1,917,646)		$2,100,026
Cash		255
Receivable for investments sold		1,877
Receivable for fund shares sold		655
Dividends receivable		1,440
Distributions receivable from Fidelity Central Funds		27
Receivable for daily variation margin on futures contracts		9
Prepaid expenses		4
Other receivables		79
Total assets		2,104,372
Liabilities
Payable for investments purchased	$6,769
Payable for fund shares redeemed	3,218
Accrued management fee	774
Distribution and service plan fees payable	540
Other affiliated payables	416
Other payables and accrued expenses	76
Collateral on securities loaned	1,981
Total liabilities		13,774
Net Assets		$2,090,598
Net Assets consist of:
Paid in capital		$1,684,943
Total distributable earnings (loss)		405,655
Net Assets		$2,090,598
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($639,825 ÷ 26,162.6 shares)		$24.46
Maximum offering price per share (100/94.25 of $24.46)		$25.95
Class M:
Net Asset Value and redemption price per share ($579,826 ÷ 25,680.6 shares)		$22.58
Maximum offering price per share (100/96.50 of $22.58)		$23.40
Class C:
Net Asset Value and offering price per share ($196,463 ÷ 10,726.6 shares)(a)		$18.32
Class I:
Net Asset Value, offering price and redemption price per share ($603,647 ÷ 22,452.5 shares)		$26.89
Class Z:
Net Asset Value, offering price and redemption price per share ($70,837 ÷ 2,633.2 shares)		$26.90

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$18,376
Interest		78
Income from Fidelity Central Funds		1,778
Total income		20,232
Expenses
Management fee
Basic fee	$16,922
Performance adjustment	(5,365)
Transfer agent fees	4,767
Distribution and service plan fees	7,608
Accounting and security lending fees	741
Custodian fees and expenses	73
Independent trustees' fees and expenses	13
Registration fees	120
Audit	68
Legal	4
Interest	6
Miscellaneous	19
Total expenses before reductions	24,976
Expense reductions	(239)
Total expenses after reductions		24,737
Net investment income (loss)		(4,505)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	266,812
Fidelity Central Funds	(2)
Other affiliated issuers	(2,154)
Foreign currency transactions	(39)
Futures contracts	(2,388)
Total net realized gain (loss)		262,229
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(367,123)
Other affiliated issuers	511
Assets and liabilities in foreign currencies	(8)
Futures contracts	(3,417)
Total change in net unrealized appreciation (depreciation)		(370,037)
Net gain (loss)		(107,808)
Net increase (decrease) in net assets resulting from operations		$(112,313)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(4,505)	$886
Net realized gain (loss)	262,229	381,285
Change in net unrealized appreciation (depreciation)	(370,037)	19,433
Net increase (decrease) in net assets resulting from operations	(112,313)	401,604
Distributions to shareholders	(325,472)	–
Distributions to shareholders from net investment income	–	(7,493)
Distributions to shareholders from net realized gain	–	(31,569)
Total distributions	(325,472)	(39,062)
Share transactions - net increase (decrease)	(99,053)	(393,358)
Total increase (decrease) in net assets	(536,838)	(30,816)
Net Assets
Beginning of period	2,627,436	2,658,252
End of period	$2,090,598	$2,627,436
Other Information
Distributions in excess of net investment income end of period		$(5,726)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Small Cap Fund Class A

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$29.35	$25.52	$27.56	$29.85	$30.96
Income from Investment Operations
Net investment income (loss)A	(.04)	.03	.12B	.02C	.04
Net realized and unrealized gain (loss)	(1.28)	4.18	.05	1.10	2.36
Total from investment operations	(1.32)	4.21	.17	1.12	2.40
Distributions from net investment income	–	(.08)	–	–	(.01)
Distributions from net realized gain	(3.57)	(.30)	(2.21)	(3.41)	(3.50)
Total distributions	(3.57)	(.38)	(2.21)	(3.41)	(3.51)
Net asset value, end of period	$24.46	$29.35	$25.52	$27.56	$29.85
Total ReturnD,E	(5.18)%	16.68%	1.31%	4.17%	9.06%
Ratios to Average Net AssetsF,G
Expenses before reductions	.97%	1.05%	1.32%	1.26%	.98%
Expenses net of fee waivers, if any	.97%	1.05%	1.32%	1.26%	.98%
Expenses net of all reductions	.96%	1.04%	1.31%	1.25%	.97%
Net investment income (loss)	(.13)%	.10%	.52%B	.07%C	.14%
Supplemental Data
Net assets, end of period (in millions)	$640	$805	$932	$1,047	$1,097
Portfolio turnover rateH	74%	84%	81%	33%	39%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .07%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.16) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Small Cap Fund Class M

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$27.43	$23.88	$25.99	$28.40	$29.69
Income from Investment Operations
Net investment income (loss)A	(.09)	(.03)	.07B	(.04)C	(.02)
Net realized and unrealized gain (loss)	(1.19)	3.91	.03	1.04	2.23
Total from investment operations	(1.28)	3.88	.10	1.00	2.21
Distributions from net investment income	–	(.03)	–	–	–
Distributions from net realized gain	(3.57)	(.30)	(2.21)	(3.41)	(3.50)
Total distributions	(3.57)	(.33)	(2.21)	(3.41)	(3.50)
Net asset value, end of period	$22.58	$27.43	$23.88	$25.99	$28.40
Total ReturnD,E	(5.42)%	16.41%	1.10%	3.93%	8.79%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.20%	1.28%	1.54%	1.49%	1.20%
Expenses net of fee waivers, if any	1.20%	1.28%	1.54%	1.49%	1.20%
Expenses net of all reductions	1.19%	1.27%	1.54%	1.49%	1.20%
Net investment income (loss)	(.37)%	(.13)%	.29%B	(.16)%C	(.08)%
Supplemental Data
Net assets, end of period (in millions)	$580	$734	$756	$888	$958
Portfolio turnover rateH	74%	84%	81%	33%	39%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.16) %.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.39) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Small Cap Fund Class C

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$23.02	$20.17	$22.44	$25.10	$26.77
Income from Investment Operations
Net investment income (loss)A	(.18)	(.14)	(.05)B	(.16)C	(.15)
Net realized and unrealized gain (loss)	(.95)	3.29	(.01)	.91	1.98
Total from investment operations	(1.13)	3.15	(.06)	.75	1.83
Distributions from net realized gain	(3.57)	(.30)	(2.21)	(3.41)	(3.50)
Total distributions	(3.57)	(.30)	(2.21)	(3.41)	(3.50)
Net asset value, end of period	$18.32	$23.02	$20.17	$22.44	$25.10
Total ReturnD,E	(5.88)%	15.80%	.50%	3.38%	8.26%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.74%	1.81%	2.08%	2.02%	1.73%
Expenses net of fee waivers, if any	1.74%	1.81%	2.08%	2.02%	1.73%
Expenses net of all reductions	1.73%	1.80%	2.07%	2.01%	1.73%
Net investment income (loss)	(.90)%	(.66)%	(.24)%B	(.69)%C	(.62)%
Supplemental Data
Net assets, end of period (in millions)	$196	$273	$274	$318	$317
Portfolio turnover rateH	74%	84%	81%	33%	39%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.69) %.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.91) %.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Small Cap Fund Class I

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$31.84	$27.65	$29.59	$31.80	$32.73
Income from Investment Operations
Net investment income (loss)A	.04	.11	.20B	.10C	.13
Net realized and unrealized gain (loss)	(1.42)	4.54	.07	1.18	2.50
Total from investment operations	(1.38)	4.65	.27	1.28	2.63
Distributions from net investment income	–	(.15)	–	(.08)	(.06)
Distributions from net realized gain	(3.57)	(.30)	(2.21)	(3.41)	(3.50)
Total distributions	(3.57)	(.46)D	(2.21)	(3.49)	(3.56)
Net asset value, end of period	$26.89	$31.84	$27.65	$29.59	$31.80
Total ReturnE	(4.93)%	17.01%	1.58%	4.46%	9.33%
Ratios to Average Net AssetsF,G
Expenses before reductions	.71%	.78%	1.05%	.99%	.70%
Expenses net of fee waivers, if any	.71%	.78%	1.04%	.99%	.70%
Expenses net of all reductions	.70%	.77%	1.04%	.99%	.70%
Net investment income (loss)	.12%	.37%	.79%B	.34%C	.41%
Supplemental Data
Net assets, end of period (in millions)	$604	$758	$652	$704	$627
Portfolio turnover rateH	74%	84%	81%	33%	39%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .34%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

 D Total distributions of $.46 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.304 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Small Cap Fund Class Z

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$31.81	$27.63	$29.53	$31.76	$32.74
Income from Investment Operations
Net investment income (loss)A	.08	.15	.24B	.14C	.17
Net realized and unrealized gain (loss)	(1.42)	4.53	.07	1.17	2.51
Total from investment operations	(1.34)	4.68	.31	1.31	2.68
Distributions from net investment income	–	(.20)	–	(.14)	(.16)
Distributions from net realized gain	(3.57)	(.30)	(2.21)	(3.41)	(3.50)
Total distributions	(3.57)	(.50)	(2.21)	(3.54)D	(3.66)
Net asset value, end of period	$26.90	$31.81	$27.63	$29.53	$31.76
Total ReturnE	(4.80)%	17.17%	1.73%	4.59%	9.52%
Ratios to Average Net AssetsF,G
Expenses before reductions	.56%	.63%	.89%	.84%	.55%
Expenses net of fee waivers, if any	.56%	.63%	.89%	.84%	.55%
Expenses net of all reductions	.55%	.62%	.89%	.84%	.54%
Net investment income (loss)	.28%	.51%	.94%B	.48%C	.57%
Supplemental Data
Net assets, end of period (in millions)	$71	$57	$44	$41	$20
Portfolio turnover rateH	74%	84%	81%	33%	39%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.12 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .26%.

 D Total distributions of $3.54 per share is comprised of distributions from net investment income of $.136 and distributions from net realized gain of $3.406 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to the redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, market discount, net operating losses and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$327,738
Gross unrealized depreciation	(145,777)
Net unrealized appreciation (depreciation)	$181,961
Tax Cost	$1,918,065

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$232,424
Net unrealized appreciation (depreciation) on securities and other investments	$173,228

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$–	$ 7,493
Long-term Capital Gains	325,472	31,569
Total	$325,472	$ 39,062

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,751,313 and $2,078,369, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,852	$20
Class M	.25%	.25%	3,383	19
Class C	.75%	.25%	2,373	144
			$7,608	$183

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$98
Class M	19
Class C(a)	7
$124

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,520.21
Class M	1,276.19
Class C	523.22
Class I	1,412.20
Class Z	36.05
	$4,767

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $83 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$15,835	1.61%	$6

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $33.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $503, including $37 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $213 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $26.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Class A	$97,007	$–
Class M	94,774	–
Class C	42,142	–
Class I	84,511	–
Class Z	7,038	–
Total	$325,472	$–
From net investment income
Class A	$–	$2,808
Class M	–	819
Class I	–	3,550
Class Z	–	316
Total	$–	$7,493
From net realized gain
Class A	$–	$10,566
Class M	–	9,377
Class C	–	4,017
Class I	–	7,137
Class Z	–	472
Total	$–	$31,569

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018	Year ended November 30, 2017	Year ended November 30, 2018	Year ended November 30, 2017
Class A
Shares sold	2,683	3,169	$70,872	$85,030
Reinvestment of distributions	3,654	494	94,669	12,957
Shares redeemed	(7,596)	(12,763)	(199,704)	(342,606)
Net increase (decrease)	(1,259)	(9,100)	$(34,163)	$(244,619)
Class M
Shares sold	2,955	3,520	$71,993	$88,385
Reinvestment of distributions	3,900	405	93,479	9,963
Shares redeemed	(7,929)	(8,820)	(192,971)	(222,262)
Net increase (decrease)	(1,074)	(4,895)	$(27,499)	$(123,914)
Class C
Shares sold	1,069	1,392	$21,280	$29,232
Reinvestment of distributions	2,060	181	40,250	3,752
Shares redeemed	(4,279)	(3,288)	(84,745)	(69,702)
Net increase (decrease)	(1,150)	(1,715)	$(23,215)	$(36,718)
Class I
Shares sold	5,442	9,426	$157,788	$274,662
Reinvestment of distributions	2,708	331	76,927	9,396
Shares redeemed	(9,517)	(9,521)	(273,837)	(278,258)
Net increase (decrease)	(1,367)	236	$(39,122)	$5,800
Class Z
Shares sold	1,924	1,353	$55,987	$40,314
Reinvestment of distributions	228	28	6,486	785
Shares redeemed	(1,308)	(1,193)	(37,527)	(35,006)
Net increase (decrease)	844	188	$24,946	$6,093

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Small Cap Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Small Cap Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the "Fund") as of November 30, 2018, the related statement of operations for the year ended November 30, 2018, the statement of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of the five years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Class A	.97%
Actual		$1,000.00	$932.50	$4.70
Hypothetical-C		$1,000.00	$1,020.21	$4.91
Class M	1.20%
Actual		$1,000.00	$931.10	$5.81
Hypothetical-C		$1,000.00	$1,019.05	$6.07
Class C	1.74%
Actual		$1,000.00	$929.00	$8.41
Hypothetical-C		$1,000.00	$1,016.34	$8.80
Class I	.71%
Actual		$1,000.00	$933.70	$3.44
Hypothetical-C		$1,000.00	$1,021.51	$3.60
Class Z	.56%
Actual		$1,000.00	$934.00	$2.72
Hypothetical-C		$1,000.00	$1,022.26	$2.84

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Small Cap Fund
Class A	12/27/18	12/26/18	$2.724
Class M	12/27/18	12/26/18	$2.724
Class C	12/27/18	12/26/18	$2.724
Class I	12/27/18	12/26/18	$2.724
Class Z	12/27/18	12/26/18	$2.724

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $266,259,531, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Small Cap Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

ASCF-ANN-0119
1.713164.121

Fidelity Advisor® Stock Selector Mid Cap Fund Class A, Class M, Class C, Class I and Class Z Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(2.58)%	6.95%	14.40%
Class M (incl. 3.50% sales charge)	(0.51)%	7.20%	14.42%
Class C (incl. contingent deferred sales charge)	1.60%	7.41%	14.21%
Class I	3.62%	8.46%	15.38%
Class Z	3.75%	8.52%	15.41%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Mid Cap Fund - Class A on November 30, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Period Ending Values
$38,380	Fidelity Advisor® Stock Selector Mid Cap Fund - Class A
$42,624	S&P MidCap 400® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Co-Portfolio Manager Robert Stansky:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 3% to 4%, well ahead of the 0.48% advance of the benchmark S&P MidCap 400® Index. Stock selection drove the vast majority of the fund’s outperformance of the benchmark, most notably in the consumer discretionary, financials and health care sectors. Sarepta Therapeutics, a non-benchmark stock we bought this period, gained 129% for the fund and added the most relative value among our individual holdings. Teladoc Health is another health care contributor worthy of mention. We took advantage of the strong appreciation in this stock to reduce the fund's non-benchmark position, which gained roughly 70% the past 12 months. Market-maker Virtu Financial, also a non-benchmark holding,gained 67% and also lifted the fund’s relative result. Conversely, stock picking in real estate and materials detracted from relative performance. At the stock level, avoiding Abiomed hurt most versus the benchmark, as the stock surged 99% from the beginning of the period until it dropped out of the fund's benchmark in May. Establishing a non-benchmark position in shares of Netherlands-based construction & engineering firm Arcadis also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On March 1, 2018, Ali Khan was named a Co-Manager of the fund, succeeding Christopher Lin in managing the information technology and telecommunication services sleeves. On September 24, 2018, Gordon Scott assumed portfolio management responsibilities for the fund’s telecom subportfolio, succeeding Ali Khan.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Huntington Bancshares, Inc.	2.6
First Horizon National Corp.	2.1
AECOM	1.9
OneMain Holdings, Inc.	1.6
NVR, Inc.	1.5
HD Supply Holdings, Inc.	1.4
Nielsen Holdings PLC	1.4
Teleflex, Inc.	1.3
Gentex Corp.	1.3
Signature Bank	1.2
16.3

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Financials	16.0
Industrials	14.9
Information Technology	14.0
Consumer Discretionary	12.3
Real Estate	9.7

Asset Allocation (% of fund's net assets)

As of November 30, 2018*
Stocks	96.9%
Short-Term Investments and Net Other Assets (Liabilities)	3.1%

 * Foreign investments - 10.9%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value (000s)
COMMUNICATION SERVICES - 3.0%
Entertainment - 1.0%
Cinemark Holdings, Inc.	213,928	$8,208
Electronic Arts, Inc. (a)	103,600	8,710
The Madison Square Garden Co. (a)	6,997	1,889
		18,807
Media - 2.0%
AMC Networks, Inc. Class A (a)	86,405	5,172
Discovery Communications, Inc. Class A (a)(b)	174,180	5,351
GCI Liberty, Inc. (a)	134,124	6,421
Interpublic Group of Companies, Inc.	213,051	5,007
Liberty Broadband Corp. Class A (a)	116,887	9,951
Liberty Media Corp. Liberty Media Class A (a)	105,036	3,027
Omnicom Group, Inc.	73,082	5,625
		40,554

TOTAL COMMUNICATION SERVICES		59,361

CONSUMER DISCRETIONARY - 12.3%
Auto Components - 1.3%
Gentex Corp.	1,145,000	25,785
Distributors - 0.7%
LKQ Corp. (a)	507,800	14,137
Diversified Consumer Services - 1.7%
Graham Holdings Co.	15,400	10,148
Grand Canyon Education, Inc. (a)	116,700	14,279
H&R Block, Inc.	357,100	9,645
		34,072
Hotels, Restaurants & Leisure - 0.3%
U.S. Foods Holding Corp. (a)	156,800	5,203
Household Durables - 1.7%
iRobot Corp. (a)(b)	39,700	3,787
NVR, Inc. (a)	12,500	30,625
		34,412
Internet & Direct Marketing Retail - 0.2%
Liberty Interactive Corp. QVC Group Series A (a)	130,484	2,899
Leisure Products - 0.6%
Brunswick Corp.	220,500	11,695
Multiline Retail - 1.8%
Dollar General Corp.	144,300	16,016
Dollar Tree, Inc. (a)	230,600	20,009
		36,025
Specialty Retail - 2.9%
AutoZone, Inc. (a)	21,400	17,314
Foot Locker, Inc.	104,400	5,888
O'Reilly Automotive, Inc. (a)	41,200	14,287
Ross Stores, Inc.	108,100	9,470
Williams-Sonoma, Inc. (b)	182,700	10,346
		57,305
Textiles, Apparel & Luxury Goods - 1.1%
Carter's, Inc.	107,300	9,925
PVH Corp.	113,700	12,565
		22,490

TOTAL CONSUMER DISCRETIONARY		244,023

CONSUMER STAPLES - 2.9%
Beverages - 0.3%
Coca-Cola European Partners PLC	143,700	6,975
Food Products - 1.3%
Conagra Brands, Inc.	243,327	7,869
Ingredion, Inc.	136,000	14,207
The J.M. Smucker Co.	37,800	3,950
		26,026
Household Products - 0.8%
Church & Dwight Co., Inc.	64,000	4,236
Energizer Holdings, Inc.	127,300	5,707
Spectrum Brands Holdings, Inc.	114,107	5,635
		15,578
Personal Products - 0.2%
Coty, Inc. Class A	289,100	2,411
Edgewell Personal Care Co. (a)	22,500	941
		3,352
Tobacco - 0.3%
Universal Corp.	84,500	5,357

TOTAL CONSUMER STAPLES		57,288

ENERGY - 4.1%
Energy Equipment & Services - 0.8%
Dril-Quip, Inc. (a)	148,100	5,814
Ensco PLC Class A (b)	1,296,000	7,348
Nabors Industries Ltd.	1,043,500	3,371
		16,533
Oil, Gas & Consumable Fuels - 3.3%
Cimarex Energy Co.	82,100	6,731
Diamondback Energy, Inc.	170,326	18,801
HollyFrontier Corp.	135,900	8,490
PBF Energy, Inc. Class A	188,800	7,303
PDC Energy, Inc. (a)	125,300	4,253
Whiting Petroleum Corp. (a)	128,500	3,890
WPX Energy, Inc. (a)	1,105,400	15,420
		64,888

TOTAL ENERGY		81,421

FINANCIALS - 16.0%
Banks - 8.2%
Banco Comercial Portugues SA (Reg.) (a)	21,200,000	5,955
Bank of the Ozarks, Inc.	151,000	4,092
First Hawaiian, Inc.	250,000	6,505
First Horizon National Corp.	2,470,200	40,734
Huntington Bancshares, Inc.	3,494,106	50,976
PacWest Bancorp	431,200	17,351
Piraeus Bank SA	997,600	988
Popular, Inc.	210,300	11,861
Signature Bank	191,300	23,593
		162,055
Capital Markets - 2.7%
E*TRADE Financial Corp.	441,800	23,102
Monex Group, Inc. (b)	895,900	3,315
Morningstar, Inc.	87,400	10,325
Oaktree Capital Group LLC Class A	215,000	8,905
Virtu Financial, Inc. Class A	268,170	6,750
		52,397
Consumer Finance - 3.1%
Capital One Financial Corp.	81,500	7,309
OneMain Holdings, Inc. (a)	1,128,414	33,029
SLM Corp. (a)	2,127,962	21,854
		62,192
Diversified Financial Services - 0.3%
ECN Capital Corp.	2,015,300	5,354
Insurance - 1.0%
Arthur J. Gallagher & Co.	133,600	10,297
Primerica, Inc.	82,400	9,796
Talanx AG	4,700	168
		20,261
Thrifts & Mortgage Finance - 0.7%
Essent Group Ltd. (a)	348,800	13,450

TOTAL FINANCIALS		315,709

HEALTH CARE - 8.8%
Biotechnology - 0.8%
Natera, Inc. (a)	310,000	5,369
Sarepta Therapeutics, Inc. (a)	88,000	11,393
		16,762
Health Care Equipment & Supplies - 4.3%
Insulet Corp. (a)	114,717	9,628
Integra LifeSciences Holdings Corp. (a)	260,000	13,944
Masimo Corp. (a)	150,000	16,563
Penumbra, Inc. (a)	44,000	6,126
Teleflex, Inc.	95,000	26,165
Wright Medical Group NV (a)	440,000	12,302
		84,728
Health Care Providers & Services - 2.5%
Henry Schein, Inc. (a)	104,000	9,277
Molina Healthcare, Inc. (a)	144,000	20,118
Premier, Inc. (a)	180,000	7,139
Wellcare Health Plans, Inc. (a)	48,400	12,336
		48,870
Health Care Technology - 0.3%
Teladoc Health, Inc. (a)	114,000	7,119
Pharmaceuticals - 0.9%
Amneal Pharmaceuticals, Inc. (c)	297,297	5,265
Indivior PLC (a)	51,066	66
Nektar Therapeutics (a)	115,700	4,673
Perrigo Co. PLC	120,000	7,474
		17,478

TOTAL HEALTH CARE		174,957

INDUSTRIALS - 14.9%
Aerospace & Defense - 0.5%
Esterline Technologies Corp. (a)	83,200	9,878
Airlines - 1.4%
American Airlines Group, Inc.	331,691	13,321
JetBlue Airways Corp. (a)	770,900	15,048
		28,369
Building Products - 1.3%
Allegion PLC	78,410	7,182
Jeld-Wen Holding, Inc. (a)	529,000	10,083
USG Corp.	219,100	9,430
		26,695
Commercial Services & Supplies - 0.7%
ABM Industries, Inc.	274,600	8,699
Stericycle, Inc. (a)	119,900	5,764
		14,463
Construction & Engineering - 2.7%
AECOM (a)	1,178,137	37,889
Arcadis NV (b)	1,182,512	14,900
		52,789
Electrical Equipment - 1.1%
Sensata Technologies, Inc. PLC (a)	467,551	21,629
Machinery - 2.2%
Allison Transmission Holdings, Inc.	493,863	23,266
IDEX Corp.	34,358	4,721
WABCO Holdings, Inc. (a)	129,400	15,716
		43,703
Marine - 1.1%
A.P. Moller - Maersk A/S Series B	14,948	21,476
Professional Services - 1.4%
Nielsen Holdings PLC	988,800	26,866
Road & Rail - 0.3%
Knight-Swift Transportation Holdings, Inc. Class A	157,500	5,459
Trading Companies & Distributors - 2.2%
HD Supply Holdings, Inc. (a)	681,849	27,206
MRC Global, Inc. (a)	1,062,453	16,712
		43,918

TOTAL INDUSTRIALS		295,245

INFORMATION TECHNOLOGY - 14.0%
Communications Equipment - 0.1%
CommScope Holding Co., Inc. (a)	108,600	1,966
Electronic Equipment & Components - 4.0%
Avnet, Inc.	316,000	13,847
Belden, Inc.	162,300	9,053
Cognex Corp.	209,400	9,218
Coherent, Inc. (a)	26,500	3,661
Corning, Inc.	260,600	8,397
Jabil, Inc.	612,400	15,292
SYNNEX Corp.	11,100	896
Trimble, Inc. (a)	241,800	9,196
TTM Technologies, Inc. (a)	488,500	5,808
Vishay Intertechnology, Inc.	206,000	4,295
		79,663
IT Services - 3.4%
Akamai Technologies, Inc. (a)	107,600	7,398
Alliance Data Systems Corp.	46,700	9,357
Capgemini SA	94,800	11,060
Cognizant Technology Solutions Corp. Class A	10,100	719
ExlService Holdings, Inc. (a)	64,400	3,733
Gartner, Inc. (a)	56,300	8,625
Leidos Holdings, Inc.	294,100	18,528
Total System Services, Inc.	80,400	7,025
		66,445
Semiconductors & Semiconductor Equipment - 2.1%
Analog Devices, Inc.	39,400	3,622
Cirrus Logic, Inc. (a)	283,800	10,625
Lam Research Corp.	40,100	6,294
Microchip Technology, Inc.	38,100	2,858
Skyworks Solutions, Inc.	104,200	7,583
Versum Materials, Inc.	321,000	11,119
		42,101
Software - 4.2%
Autodesk, Inc. (a)	20,400	2,948
Blackbaud, Inc.	29,400	2,154
Box, Inc. Class A (a)	156,200	2,935
Check Point Software Technologies Ltd. (a)	70,500	7,883
Citrix Systems, Inc.	56,400	6,146
Constellation Software, Inc.	13,100	8,985
Micro Focus International PLC	350,700	6,887
Monotype Imaging Holdings, Inc.	366,400	6,320
Parametric Technology Corp. (a)	68,900	5,959
Pivotal Software, Inc.	153,600	2,751
SPS Commerce, Inc. (a)	41,900	3,571
Symantec Corp.	372,400	8,234
Ultimate Software Group, Inc. (a)	48,500	12,800
Workday, Inc. Class A (a)	30,200	4,953
		82,526
Technology Hardware, Storage & Peripherals - 0.2%
Western Digital Corp.	87,900	3,990

TOTAL INFORMATION TECHNOLOGY		276,691

MATERIALS - 6.1%
Chemicals - 2.7%
Ashland Global Holdings, Inc.	177,300	14,519
Axalta Coating Systems Ltd. (a)	389,900	9,759
Olin Corp.	459,300	9,889
The Chemours Co. LLC	426,000	12,132
W.R. Grace & Co.	91,597	5,848
		52,147
Containers & Packaging - 2.4%
Aptargroup, Inc.	150,400	15,649
Greif, Inc. Class A	94,900	4,866
Packaging Corp. of America	86,900	8,501
Sonoco Products Co.	328,400	18,896
		47,912
Metals & Mining - 1.0%
Steel Dynamics, Inc.	579,700	20,405

TOTAL MATERIALS		120,464

REAL ESTATE - 9.7%
Equity Real Estate Investment Trusts (REITs) - 8.8%
CareTrust (REIT), Inc.	658,800	13,189
CoreSite Realty Corp.	119,400	11,637
Corporate Office Properties Trust (SBI)	23,096	565
Corrections Corp. of America	285,996	6,278
CubeSmart	174,400	5,431
DiamondRock Hospitality Co.	655,100	6,905
Duke Realty Corp.	462,278	13,156
Equity Lifestyle Properties, Inc.	101,600	10,112
Front Yard Residential Corp. Class B	536,121	4,830
Healthcare Realty Trust, Inc.	531,400	16,473
Highwoods Properties, Inc. (SBI)	355,800	15,431
Outfront Media, Inc.	370,900	7,707
Potlatch Corp.	230,054	8,535
RLJ Lodging Trust	46,900	954
SL Green Realty Corp.	206,900	19,949
Spirit Realty Capital, Inc.	1,873,900	13,904
Taubman Centers, Inc.	102,900	5,448
UDR, Inc.	202,000	8,609
Urban Edge Properties	277,668	5,537
		174,650
Real Estate Management & Development - 0.9%
Howard Hughes Corp. (a)	83,600	9,260
Jones Lang LaSalle, Inc.	62,100	8,893
		18,153

TOTAL REAL ESTATE		192,803

UTILITIES - 5.1%
Electric Utilities - 1.5%
Entergy Corp.	53,600	4,666
Evergy, Inc.	343,130	20,372
Vistra Energy Corp. (a)	200,000	4,696
		29,734
Gas Utilities - 2.4%
Atmos Energy Corp.	213,700	20,445
National Fuel Gas Co.	69,739	3,755
South Jersey Industries, Inc.	438,600	13,684
Southwest Gas Holdings, Inc.	127,400	10,035
		47,919
Independent Power and Renewable Electricity Producers - 0.1%
NRG Energy, Inc.	61,700	2,371
Multi-Utilities - 0.6%
Avangrid, Inc.	67,286	3,390
NorthWestern Energy Corp.	15,203	972
SCANA Corp.	141,400	6,598
		10,960
Water Utilities - 0.5%
SJW Corp.	180,000	10,087

TOTAL UTILITIES		101,071

TOTAL COMMON STOCKS
(Cost $1,818,288)		1,919,033
	Principal Amount (000s)	Value (000s)

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 2.28% 1/17/19
(Cost $588)	590	588
	Shares	Value (000s)

Money Market Funds - 4.9%
Fidelity Cash Central Fund, 2.27% (d)	60,018,958	$60,031
Fidelity Securities Lending Cash Central Fund 2.27% (d)(e)	37,690,125	37,694
TOTAL MONEY MARKET FUNDS
(Cost $97,722)		97,725
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $1,916,598)		2,017,346
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(36,342)
NET ASSETS - 100%		$1,981,004

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,265,000 or 0.3% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Amneal Pharmaceuticals, Inc.	5/4/18	$5,426

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,226
Fidelity Securities Lending Cash Central Fund	285
Total	$1,511

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$59,361	$59,361	$--	$--
Consumer Discretionary	244,023	244,023	--	--
Consumer Staples	57,288	57,288	--	--
Energy	81,421	81,421	--	--
Financials	315,709	315,709	--	--
Health Care	174,957	174,957	--	--
Industrials	295,245	273,769	21,476	--
Information Technology	276,691	269,804	6,887	--
Materials	120,464	120,464	--	--
Real Estate	192,803	192,803	--	--
Utilities	101,071	101,071	--	--
U.S. Government and Government Agency Obligations	588	--	588	--
Money Market Funds	97,725	97,725	--	--
Total Investments in Securities:	$2,017,346	$1,988,395	$28,951	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.1%
United Kingdom	3.5%
Netherlands	1.4%
Bermuda	1.3%
Denmark	1.1%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $35,545) — See accompanying schedule: Unaffiliated issuers (cost $1,818,876)	$1,919,621
Fidelity Central Funds (cost $97,722)	97,725
Total Investment in Securities (cost $1,916,598)		$2,017,346
Receivable for investments sold		40,739
Receivable for fund shares sold		986
Dividends receivable		2,226
Distributions receivable from Fidelity Central Funds		113
Prepaid expenses		4
Other receivables		138
Total assets		2,061,552
Liabilities
Payable to custodian bank	$2,615
Payable for investments purchased	37,072
Payable for fund shares redeemed	1,460
Accrued management fee	814
Distribution and service plan fees payable	430
Other affiliated payables	399
Other payables and accrued expenses	65
Collateral on securities loaned	37,693
Total liabilities		80,548
Net Assets		$1,981,004
Net Assets consist of:
Paid in capital		$1,573,387
Total distributable earnings (loss)		407,617
Net Assets		$1,981,004
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($532,298 ÷ 13,552.59 shares)		$39.28
Maximum offering price per share (100/94.25 of $39.28)		$41.68
Class M:
Net Asset Value and redemption price per share ($535,728 ÷ 13,586.75 shares)		$39.43
Maximum offering price per share (100/96.50 of $39.43)		$40.86
Class C:
Net Asset Value and offering price per share ($113,882 ÷ 3,192.98 shares)(a)		$35.67
Fidelity Stock Selector Mid Cap Fund:
Net Asset Value, offering price and redemption price per share ($502,203 ÷ 12,248.99 shares)		$41.00
Class I:
Net Asset Value, offering price and redemption price per share ($278,852 ÷ 6,783.74 shares)		$41.11
Class Z:
Net Asset Value, offering price and redemption price per share ($18,041 ÷ 438.38 shares)		$41.15

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$33,772
Interest		59
Income from Fidelity Central Funds		1,511
Total income		35,342
Expenses
Management fee
Basic fee	$12,368
Performance adjustment	(2,188)
Transfer agent fees	4,784
Distribution and service plan fees	5,648
Accounting and security lending fees	697
Custodian fees and expenses	65
Independent trustees' fees and expenses	12
Registration fees	119
Audit	60
Legal	12
Miscellaneous	16
Total expenses before reductions	21,593
Expense reductions	(389)
Total expenses after reductions		21,204
Net investment income (loss)		14,138
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	362,072
Fidelity Central Funds	(1)
Foreign currency transactions	(21)
Futures contracts	(2,223)
Total net realized gain (loss)		359,827
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(287,659)
Assets and liabilities in foreign currencies	(2)
Futures contracts	(840)
Total change in net unrealized appreciation (depreciation)		(288,501)
Net gain (loss)		71,326
Net increase (decrease) in net assets resulting from operations		$85,464

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,138	$7,692
Net realized gain (loss)	359,827	194,741
Change in net unrealized appreciation (depreciation)	(288,501)	222,265
Net increase (decrease) in net assets resulting from operations	85,464	424,698
Distributions to shareholders	(110,481)	–
Distributions to shareholders from net investment income	–	(10,708)
Distributions to shareholders from net realized gain	–	(333)
Total distributions	(110,481)	(11,041)
Share transactions - net increase (decrease)	(543,193)	112,615
Total increase (decrease) in net assets	(568,210)	526,272
Net Assets
Beginning of period	2,549,214	2,022,942
End of period	$1,981,004	$2,549,214
Other Information
Undistributed net investment income end of period		$5,629

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Stock Selector Mid Cap Fund Class A

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$39.74	$33.13	$32.01	$31.80	$28.37
Income from Investment Operations
Net investment income (loss)A	.26	.13	.20	.08	.08
Net realized and unrealized gain (loss)	1.04	6.68	1.49	.13	3.36
Total from investment operations	1.30	6.81	1.69	.21	3.44
Distributions from net investment income	(.11)	(.19)	(.04)	–	(.01)
Distributions from net realized gain	(1.65)	(.01)	(.53)	–	–
Total distributions	(1.76)	(.20)	(.57)	–	(.01)
Net asset value, end of period	$39.28	$39.74	$33.13	$32.01	$31.80
Total ReturnB,C	3.36%	20.64%	5.49%	.66%	12.11%
Ratios to Average Net AssetsD,E
Expenses before reductions	.93%	.87%	.88%	.98%	1.05%
Expenses net of fee waivers, if any	.92%	.87%	.88%	.98%	1.05%
Expenses net of all reductions	.91%	.86%	.88%	.97%	1.05%
Net investment income (loss)	.64%	.36%	.64%	.24%	.26%
Supplemental Data
Net assets, end of period (in millions)	$532	$564	$546	$593	$652
Portfolio turnover rateF	81%	84%	98%	109%	89%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class M

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$39.89	$33.25	$32.16	$32.02	$28.63
Income from Investment Operations
Net investment income (loss)A	.16	.04	.13	–	.01
Net realized and unrealized gain (loss)	1.04	6.71	1.49	.14	3.38
Total from investment operations	1.20	6.75	1.62	.14	3.39
Distributions from net investment income	(.01)	(.11)	–	–	–
Distributions from net realized gain	(1.65)	(.01)	(.53)	–	–
Total distributions	(1.66)	(.11)B	(.53)	–	–
Net asset value, end of period	$39.43	$39.89	$33.25	$32.16	$32.02
Total ReturnC,D	3.10%	20.37%	5.22%	.44%	11.84%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.17%	1.11%	1.12%	1.22%	1.28%
Expenses net of fee waivers, if any	1.17%	1.11%	1.12%	1.21%	1.28%
Expenses net of all reductions	1.15%	1.10%	1.11%	1.21%	1.27%
Net investment income (loss)	.39%	.11%	.41%	.01%	.03%
Supplemental Data
Net assets, end of period (in millions)	$536	$606	$591	$681	$794
Portfolio turnover rateG	81%	84%	98%	109%	89%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.11 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $.006 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class C

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$36.25	$30.28	$29.48	$29.51	$26.52
Income from Investment Operations
Net investment income (loss)A	(.05)	(.13)	(.03)	(.15)	(.14)
Net realized and unrealized gain (loss)	.96	6.10	1.36	.12	3.13
Total from investment operations	.91	5.97	1.33	(.03)	2.99
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.49)	–	(.53)	–	–
Total distributions	(1.49)	–	(.53)	–	–
Net asset value, end of period	$35.67	$36.25	$30.28	$29.48	$29.51
Total ReturnB,C	2.59%	19.72%	4.71%	(.10)%	11.27%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.69%	1.63%	1.63%	1.74%	1.80%
Expenses net of fee waivers, if any	1.69%	1.63%	1.63%	1.73%	1.80%
Expenses net of all reductions	1.67%	1.62%	1.63%	1.73%	1.80%
Net investment income (loss)	(.12)%	(.40)%	(.11)%	(.51)%	(.49)%
Supplemental Data
Net assets, end of period (in millions)	$114	$142	$140	$155	$172
Portfolio turnover rateF	81%	84%	98%	109%	89%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Mid Cap Fund

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$41.43	$34.53	$33.34	$33.14	$29.56
Income from Investment Operations
Net investment income (loss)A	.33	.20	.28	.16	.16
Net realized and unrealized gain (loss)	1.09	6.96	1.55	.14	3.49
Total from investment operations	1.42	7.16	1.83	.30	3.65
Distributions from net investment income	(.20)	(.26)	(.12)	(.10)	(.07)
Distributions from net realized gain	(1.65)	(.01)	(.53)	–	–
Total distributions	(1.85)	(.26)B	(.64)C	(.10)	(.07)
Net asset value, end of period	$41.00	$41.43	$34.53	$33.34	$33.14
Total ReturnD	3.53%	20.87%	5.73%	.90%	12.38%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.70%	.64%	.75%	.81%
Expenses net of fee waivers, if any	.76%	.70%	.64%	.74%	.81%
Expenses net of all reductions	.75%	.69%	.63%	.74%	.81%
Net investment income (loss)	.80%	.53%	.89%	.48%	.50%
Supplemental Data
Net assets, end of period (in millions)	$502	$545	$222	$486	$553
Portfolio turnover rateG	81%	84%	98%	109%	89%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.26 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $.006 per share.

 C Total distributions of $.64 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.529 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class I

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$41.51	$34.60	$33.39	$33.22	$29.64
Income from Investment Operations
Net investment income (loss)A	.36	.23	.28	.13	.16
Net realized and unrealized gain (loss)	1.10	6.96	1.56	.14	3.50
Total from investment operations	1.46	7.19	1.84	.27	3.66
Distributions from net investment income	(.21)	(.27)	(.11)	(.10)	(.08)
Distributions from net realized gain	(1.65)	(.01)	(.53)	–	–
Total distributions	(1.86)	(.28)	(.63)B	(.10)	(.08)
Net asset value, end of period	$41.11	$41.51	$34.60	$33.39	$33.22
Total ReturnC	3.62%	20.92%	5.75%	.80%	12.39%
Ratios to Average Net AssetsD,E
Expenses before reductions	.69%	.63%	.64%	.83%	.80%
Expenses net of fee waivers, if any	.69%	.63%	.64%	.83%	.80%
Expenses net of all reductions	.67%	.62%	.64%	.82%	.80%
Net investment income (loss)	.87%	.60%	.88%	.39%	.51%
Supplemental Data
Net assets, end of period (in millions)	$279	$683	$523	$479	$371
Portfolio turnover rateF	81%	84%	98%	109%	89%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.63 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.529 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class Z

Years ended November 30,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$41.57	$35.79
Income from Investment Operations
Net investment income (loss)B	.43	.23
Net realized and unrealized gain (loss)	1.08	5.55
Total from investment operations	1.51	5.78
Distributions from net investment income	(.28)	–
Distributions from net realized gain	(1.65)	–
Total distributions	(1.93)	–
Net asset value, end of period	$41.15	$41.57
Total ReturnC,D	3.75%	16.15%
Ratios to Average Net AssetsE,F
Expenses before reductions	.53%	.48%G
Expenses net of fee waivers, if any	.53%	.47%G
Expenses net of all reductions	.52%	.46%G
Net investment income (loss)	1.03%	.69%G
Supplemental Data
Net assets, end of period (in millions)	$18	$9
Portfolio turnover rateH	81%	84%

 A For the period February 1, 2017 (commencement of sale of shares) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Stock Selector Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Stock Selector Mid Cap Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, deferred trustees compensation, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$223,340
Gross unrealized depreciation	(127,908)
Net unrealized appreciation (depreciation)	$95,432
Tax Cost	$1,921,914

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$29,180
Undistributed long-term capital gain	$283,014
Net unrealized appreciation (depreciation) on securities and other investments	$95,422

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$53,420	$ 11,041
Long-term Capital Gains	57,061	–
Total	$110,481	$ 11,041

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,787,961 and $2,392,660, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P MidCap 400 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .45% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,412	$18
Class M	.25%	.25%	2,939	44
Class C	.75%	.25%	1,297	31
			$5,648	$93

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$30
Class M	10
Class C(a)	2
$42

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,055.19
Class M	1,060.18
Class C	257.20
Fidelity Stock Selector Mid Cap Fund	1,493.28
Class I	912.20
Class Z	7.05
	$4,784

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $58 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $93.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $285, including $2 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $364 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $25.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Class A	$24,662	$–
Class M	24,902	–
Class C	5,817	–
Fidelity Stock Selector Mid Cap Fund	23,962	–
Class I	30,651	–
Class Z	487	–
Total	$110,481	$–
From net investment income
Class A	$–	$3,079
Class M	–	1,865
Fidelity Stock Selector Mid Cap Fund	–	1,644
Class I	–	4,120
Total	$–	$10,708
From net realized gain
Class A	$–	$98
Class M	–	105
Fidelity Stock Selector Mid Cap Fund	–	39
Class I	–	91
Total	$–	$333

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018	Year ended November 30, 2017(a)	Year ended November 30, 2018	Year ended November 30, 2017(a)
Class A
Shares sold	1,009	914	$40,393	$33,050
Reinvestment of distributions	603	88	23,126	2,963
Shares redeemed	(2,254)	(3,286)	(89,934)	(118,879)
Net increase (decrease)	(642)	(2,284)	$(26,415)	$(82,866)
Class M
Shares sold	943	1,370	$37,889	$50,634
Reinvestment of distributions	628	55	24,265	1,885
Shares redeemed	(3,179)	(4,007)	(127,217)	(145,515)
Net increase (decrease)	(1,608)	(2,582)	$(65,063)	$(92,996)
Class C
Shares sold	105	131	$3,842	$4,256
Reinvestment of distributions	153	–	5,355	–
Shares redeemed	(989)	(835)	(35,928)	(27,684)
Net increase (decrease)	(731)	(704)	$(26,731)	$(23,428)
Fidelity Stock Selector Mid Cap Fund
Shares sold	2,202	8,585	$91,837	$325,907
Reinvestment of distributions	590	47	23,601	1,639
Shares redeemed	(3,700)	(1,916)	(155,546)	(73,800)
Net increase (decrease)	(908)	6,716	$(40,108)	$253,746
Class I
Shares sold	12,470	4,203	$506,015	$158,956
Reinvestment of distributions	746	114	29,881	4,019
Shares redeemed	(22,883)	(2,996)	(930,143)	(113,072)
Net increase (decrease)	(9,667)	1,321	$(394,247)	$49,903
Class Z
Shares sold	265	234	$11,054	$9,125
Reinvestment of distributions	12	–	461	–
Shares redeemed	(51)	(22)	(2,144)	(869)
Net increase (decrease)	226	212	$9,371	$8,256

 (a) Share transactions for Class Z are for the period February 1, 2017 (commencement of sale of shares) to November 30, 2018.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Stock Selector Mid Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Stock Selector Mid Cap Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 11, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Class A	.94%
Actual		$1,000.00	$981.00	$4.67
Hypothetical-C		$1,000.00	$1,020.36	$4.76
Class M	1.19%
Actual		$1,000.00	$979.60	$5.91
Hypothetical-C		$1,000.00	$1,019.10	$6.02
Class C	1.71%
Actual		$1,000.00	$977.30	$8.48
Hypothetical-C		$1,000.00	$1,016.50	$8.64
Fidelity Stock Selector Mid Cap Fund	.78%
Actual		$1,000.00	$981.80	$3.88
Hypothetical-C		$1,000.00	$1,021.16	$3.95
Class I	.70%
Actual		$1,000.00	$982.30	$3.48
Hypothetical-C		$1,000.00	$1,021.56	$3.55
Class Z	.55%
Actual		$1,000.00	$982.80	$2.73
Hypothetical-C		$1,000.00	$1,022.31	$2.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Stock Selector Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Stock Selector Mid Cap Fund
Class A	12/27/2018	12/26/2018	$0.251	$6.011
Class M	12/27/2018	12/26/2018	$0.140	$6.011
Class C	12/27/2018	12/26/2018	$0.000	$5.965
Fidelity Stock Selector Mid Cap Fund	12/27/2018	12/26/2018	$0.319	$6.011
Class I	12/27/2018	12/26/2018	$0.306	$6.011
Class Z	12/27/2018	12/26/2018	$0.415	$6.011

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018 $283,198,718, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 35%; Class M designates 39%; Class C designates 51%; Fidelity Stock Selector Mid Cap Fund designates 32%; Class I designates 31% and Class Z designates 29% of the dividends distributed in December 2017, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 39%; Class M designates 43%; Class C designates 56%; Fidelity Stock Selector Mid Cap Fund designates 35%; Class I designates 34% and Class Z designates 32% of the dividends distributed in December 2017, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Stock Selector Mid Cap Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

MC-ANN-0119
1.539186.121

Fidelity® Stock Selector Mid Cap Fund Annual Report November 30, 2018 Fidelity® Stock Selector Mid Cap Fund is a class of Fidelity Advisor® Stock Selector Mid Cap Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Stock Selector Mid Cap Fund	3.53%	8.45%	15.36%

 The initial offering of Fidelity® Stock Selector Mid Cap Fund took place on June 6,2012. Returns prior to June 6, 2012, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector Mid Cap Fund, a class of the fund, on November 30, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Period Ending Values
$41,755	Fidelity® Stock Selector Mid Cap Fund
$42,624	S&P MidCap 400® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Co-Portfolio Manager Robert Stansky:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 3% to 4%, well ahead of the 0.48% advance of the benchmark S&P MidCap 400® Index. Stock selection drove the vast majority of the fund’s outperformance of the benchmark, most notably in the consumer discretionary, financials and health care sectors. Sarepta Therapeutics, a non-benchmark stock we bought this period, gained 129% for the fund and added the most relative value among our individual holdings. Teladoc Health is another health care contributor worthy of mention. We took advantage of the strong appreciation in this stock to reduce the fund's non-benchmark position, which gained roughly 70% the past 12 months. Market-maker Virtu Financial, also a non-benchmark holding,gained 67% and also lifted the fund’s relative result. Conversely, stock picking in real estate and materials detracted from relative performance. At the stock level, avoiding Abiomed hurt most versus the benchmark, as the stock surged 99% from the beginning of the period until it dropped out of the fund's benchmark in May. Establishing a non-benchmark position in shares of Netherlands-based construction & engineering firm Arcadis also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On March 1, 2018, Ali Khan was named a Co-Manager of the fund, succeeding Christopher Lin in managing the information technology and telecommunication services sleeves. On September 24, 2018, Gordon Scott assumed portfolio management responsibilities for the fund’s telecom subportfolio, succeeding Ali Khan.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
Huntington Bancshares, Inc.	2.6
First Horizon National Corp.	2.1
AECOM	1.9
OneMain Holdings, Inc.	1.6
NVR, Inc.	1.5
HD Supply Holdings, Inc.	1.4
Nielsen Holdings PLC	1.4
Teleflex, Inc.	1.3
Gentex Corp.	1.3
Signature Bank	1.2
16.3

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Financials	16.0
Industrials	14.9
Information Technology	14.0
Consumer Discretionary	12.3
Real Estate	9.7

Asset Allocation (% of fund's net assets)

As of November 30, 2018*
Stocks	96.9%
Short-Term Investments and Net Other Assets (Liabilities)	3.1%

 * Foreign investments - 10.9%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value (000s)
COMMUNICATION SERVICES - 3.0%
Entertainment - 1.0%
Cinemark Holdings, Inc.	213,928	$8,208
Electronic Arts, Inc. (a)	103,600	8,710
The Madison Square Garden Co. (a)	6,997	1,889
		18,807
Media - 2.0%
AMC Networks, Inc. Class A (a)	86,405	5,172
Discovery Communications, Inc. Class A (a)(b)	174,180	5,351
GCI Liberty, Inc. (a)	134,124	6,421
Interpublic Group of Companies, Inc.	213,051	5,007
Liberty Broadband Corp. Class A (a)	116,887	9,951
Liberty Media Corp. Liberty Media Class A (a)	105,036	3,027
Omnicom Group, Inc.	73,082	5,625
		40,554

TOTAL COMMUNICATION SERVICES		59,361

CONSUMER DISCRETIONARY - 12.3%
Auto Components - 1.3%
Gentex Corp.	1,145,000	25,785
Distributors - 0.7%
LKQ Corp. (a)	507,800	14,137
Diversified Consumer Services - 1.7%
Graham Holdings Co.	15,400	10,148
Grand Canyon Education, Inc. (a)	116,700	14,279
H&R Block, Inc.	357,100	9,645
		34,072
Hotels, Restaurants & Leisure - 0.3%
U.S. Foods Holding Corp. (a)	156,800	5,203
Household Durables - 1.7%
iRobot Corp. (a)(b)	39,700	3,787
NVR, Inc. (a)	12,500	30,625
		34,412
Internet & Direct Marketing Retail - 0.2%
Liberty Interactive Corp. QVC Group Series A (a)	130,484	2,899
Leisure Products - 0.6%
Brunswick Corp.	220,500	11,695
Multiline Retail - 1.8%
Dollar General Corp.	144,300	16,016
Dollar Tree, Inc. (a)	230,600	20,009
		36,025
Specialty Retail - 2.9%
AutoZone, Inc. (a)	21,400	17,314
Foot Locker, Inc.	104,400	5,888
O'Reilly Automotive, Inc. (a)	41,200	14,287
Ross Stores, Inc.	108,100	9,470
Williams-Sonoma, Inc. (b)	182,700	10,346
		57,305
Textiles, Apparel & Luxury Goods - 1.1%
Carter's, Inc.	107,300	9,925
PVH Corp.	113,700	12,565
		22,490

TOTAL CONSUMER DISCRETIONARY		244,023

CONSUMER STAPLES - 2.9%
Beverages - 0.3%
Coca-Cola European Partners PLC	143,700	6,975
Food Products - 1.3%
Conagra Brands, Inc.	243,327	7,869
Ingredion, Inc.	136,000	14,207
The J.M. Smucker Co.	37,800	3,950
		26,026
Household Products - 0.8%
Church & Dwight Co., Inc.	64,000	4,236
Energizer Holdings, Inc.	127,300	5,707
Spectrum Brands Holdings, Inc.	114,107	5,635
		15,578
Personal Products - 0.2%
Coty, Inc. Class A	289,100	2,411
Edgewell Personal Care Co. (a)	22,500	941
		3,352
Tobacco - 0.3%
Universal Corp.	84,500	5,357

TOTAL CONSUMER STAPLES		57,288

ENERGY - 4.1%
Energy Equipment & Services - 0.8%
Dril-Quip, Inc. (a)	148,100	5,814
Ensco PLC Class A (b)	1,296,000	7,348
Nabors Industries Ltd.	1,043,500	3,371
		16,533
Oil, Gas & Consumable Fuels - 3.3%
Cimarex Energy Co.	82,100	6,731
Diamondback Energy, Inc.	170,326	18,801
HollyFrontier Corp.	135,900	8,490
PBF Energy, Inc. Class A	188,800	7,303
PDC Energy, Inc. (a)	125,300	4,253
Whiting Petroleum Corp. (a)	128,500	3,890
WPX Energy, Inc. (a)	1,105,400	15,420
		64,888

TOTAL ENERGY		81,421

FINANCIALS - 16.0%
Banks - 8.2%
Banco Comercial Portugues SA (Reg.) (a)	21,200,000	5,955
Bank of the Ozarks, Inc.	151,000	4,092
First Hawaiian, Inc.	250,000	6,505
First Horizon National Corp.	2,470,200	40,734
Huntington Bancshares, Inc.	3,494,106	50,976
PacWest Bancorp	431,200	17,351
Piraeus Bank SA	997,600	988
Popular, Inc.	210,300	11,861
Signature Bank	191,300	23,593
		162,055
Capital Markets - 2.7%
E*TRADE Financial Corp.	441,800	23,102
Monex Group, Inc. (b)	895,900	3,315
Morningstar, Inc.	87,400	10,325
Oaktree Capital Group LLC Class A	215,000	8,905
Virtu Financial, Inc. Class A	268,170	6,750
		52,397
Consumer Finance - 3.1%
Capital One Financial Corp.	81,500	7,309
OneMain Holdings, Inc. (a)	1,128,414	33,029
SLM Corp. (a)	2,127,962	21,854
		62,192
Diversified Financial Services - 0.3%
ECN Capital Corp.	2,015,300	5,354
Insurance - 1.0%
Arthur J. Gallagher & Co.	133,600	10,297
Primerica, Inc.	82,400	9,796
Talanx AG	4,700	168
		20,261
Thrifts & Mortgage Finance - 0.7%
Essent Group Ltd. (a)	348,800	13,450

TOTAL FINANCIALS		315,709

HEALTH CARE - 8.8%
Biotechnology - 0.8%
Natera, Inc. (a)	310,000	5,369
Sarepta Therapeutics, Inc. (a)	88,000	11,393
		16,762
Health Care Equipment & Supplies - 4.3%
Insulet Corp. (a)	114,717	9,628
Integra LifeSciences Holdings Corp. (a)	260,000	13,944
Masimo Corp. (a)	150,000	16,563
Penumbra, Inc. (a)	44,000	6,126
Teleflex, Inc.	95,000	26,165
Wright Medical Group NV (a)	440,000	12,302
		84,728
Health Care Providers & Services - 2.5%
Henry Schein, Inc. (a)	104,000	9,277
Molina Healthcare, Inc. (a)	144,000	20,118
Premier, Inc. (a)	180,000	7,139
Wellcare Health Plans, Inc. (a)	48,400	12,336
		48,870
Health Care Technology - 0.3%
Teladoc Health, Inc. (a)	114,000	7,119
Pharmaceuticals - 0.9%
Amneal Pharmaceuticals, Inc. (c)	297,297	5,265
Indivior PLC (a)	51,066	66
Nektar Therapeutics (a)	115,700	4,673
Perrigo Co. PLC	120,000	7,474
		17,478

TOTAL HEALTH CARE		174,957

INDUSTRIALS - 14.9%
Aerospace & Defense - 0.5%
Esterline Technologies Corp. (a)	83,200	9,878
Airlines - 1.4%
American Airlines Group, Inc.	331,691	13,321
JetBlue Airways Corp. (a)	770,900	15,048
		28,369
Building Products - 1.3%
Allegion PLC	78,410	7,182
Jeld-Wen Holding, Inc. (a)	529,000	10,083
USG Corp.	219,100	9,430
		26,695
Commercial Services & Supplies - 0.7%
ABM Industries, Inc.	274,600	8,699
Stericycle, Inc. (a)	119,900	5,764
		14,463
Construction & Engineering - 2.7%
AECOM (a)	1,178,137	37,889
Arcadis NV (b)	1,182,512	14,900
		52,789
Electrical Equipment - 1.1%
Sensata Technologies, Inc. PLC (a)	467,551	21,629
Machinery - 2.2%
Allison Transmission Holdings, Inc.	493,863	23,266
IDEX Corp.	34,358	4,721
WABCO Holdings, Inc. (a)	129,400	15,716
		43,703
Marine - 1.1%
A.P. Moller - Maersk A/S Series B	14,948	21,476
Professional Services - 1.4%
Nielsen Holdings PLC	988,800	26,866
Road & Rail - 0.3%
Knight-Swift Transportation Holdings, Inc. Class A	157,500	5,459
Trading Companies & Distributors - 2.2%
HD Supply Holdings, Inc. (a)	681,849	27,206
MRC Global, Inc. (a)	1,062,453	16,712
		43,918

TOTAL INDUSTRIALS		295,245

INFORMATION TECHNOLOGY - 14.0%
Communications Equipment - 0.1%
CommScope Holding Co., Inc. (a)	108,600	1,966
Electronic Equipment & Components - 4.0%
Avnet, Inc.	316,000	13,847
Belden, Inc.	162,300	9,053
Cognex Corp.	209,400	9,218
Coherent, Inc. (a)	26,500	3,661
Corning, Inc.	260,600	8,397
Jabil, Inc.	612,400	15,292
SYNNEX Corp.	11,100	896
Trimble, Inc. (a)	241,800	9,196
TTM Technologies, Inc. (a)	488,500	5,808
Vishay Intertechnology, Inc.	206,000	4,295
		79,663
IT Services - 3.4%
Akamai Technologies, Inc. (a)	107,600	7,398
Alliance Data Systems Corp.	46,700	9,357
Capgemini SA	94,800	11,060
Cognizant Technology Solutions Corp. Class A	10,100	719
ExlService Holdings, Inc. (a)	64,400	3,733
Gartner, Inc. (a)	56,300	8,625
Leidos Holdings, Inc.	294,100	18,528
Total System Services, Inc.	80,400	7,025
		66,445
Semiconductors & Semiconductor Equipment - 2.1%
Analog Devices, Inc.	39,400	3,622
Cirrus Logic, Inc. (a)	283,800	10,625
Lam Research Corp.	40,100	6,294
Microchip Technology, Inc.	38,100	2,858
Skyworks Solutions, Inc.	104,200	7,583
Versum Materials, Inc.	321,000	11,119
		42,101
Software - 4.2%
Autodesk, Inc. (a)	20,400	2,948
Blackbaud, Inc.	29,400	2,154
Box, Inc. Class A (a)	156,200	2,935
Check Point Software Technologies Ltd. (a)	70,500	7,883
Citrix Systems, Inc.	56,400	6,146
Constellation Software, Inc.	13,100	8,985
Micro Focus International PLC	350,700	6,887
Monotype Imaging Holdings, Inc.	366,400	6,320
Parametric Technology Corp. (a)	68,900	5,959
Pivotal Software, Inc.	153,600	2,751
SPS Commerce, Inc. (a)	41,900	3,571
Symantec Corp.	372,400	8,234
Ultimate Software Group, Inc. (a)	48,500	12,800
Workday, Inc. Class A (a)	30,200	4,953
		82,526
Technology Hardware, Storage & Peripherals - 0.2%
Western Digital Corp.	87,900	3,990

TOTAL INFORMATION TECHNOLOGY		276,691

MATERIALS - 6.1%
Chemicals - 2.7%
Ashland Global Holdings, Inc.	177,300	14,519
Axalta Coating Systems Ltd. (a)	389,900	9,759
Olin Corp.	459,300	9,889
The Chemours Co. LLC	426,000	12,132
W.R. Grace & Co.	91,597	5,848
		52,147
Containers & Packaging - 2.4%
Aptargroup, Inc.	150,400	15,649
Greif, Inc. Class A	94,900	4,866
Packaging Corp. of America	86,900	8,501
Sonoco Products Co.	328,400	18,896
		47,912
Metals & Mining - 1.0%
Steel Dynamics, Inc.	579,700	20,405

TOTAL MATERIALS		120,464

REAL ESTATE - 9.7%
Equity Real Estate Investment Trusts (REITs) - 8.8%
CareTrust (REIT), Inc.	658,800	13,189
CoreSite Realty Corp.	119,400	11,637
Corporate Office Properties Trust (SBI)	23,096	565
Corrections Corp. of America	285,996	6,278
CubeSmart	174,400	5,431
DiamondRock Hospitality Co.	655,100	6,905
Duke Realty Corp.	462,278	13,156
Equity Lifestyle Properties, Inc.	101,600	10,112
Front Yard Residential Corp. Class B	536,121	4,830
Healthcare Realty Trust, Inc.	531,400	16,473
Highwoods Properties, Inc. (SBI)	355,800	15,431
Outfront Media, Inc.	370,900	7,707
Potlatch Corp.	230,054	8,535
RLJ Lodging Trust	46,900	954
SL Green Realty Corp.	206,900	19,949
Spirit Realty Capital, Inc.	1,873,900	13,904
Taubman Centers, Inc.	102,900	5,448
UDR, Inc.	202,000	8,609
Urban Edge Properties	277,668	5,537
		174,650
Real Estate Management & Development - 0.9%
Howard Hughes Corp. (a)	83,600	9,260
Jones Lang LaSalle, Inc.	62,100	8,893
		18,153

TOTAL REAL ESTATE		192,803

UTILITIES - 5.1%
Electric Utilities - 1.5%
Entergy Corp.	53,600	4,666
Evergy, Inc.	343,130	20,372
Vistra Energy Corp. (a)	200,000	4,696
		29,734
Gas Utilities - 2.4%
Atmos Energy Corp.	213,700	20,445
National Fuel Gas Co.	69,739	3,755
South Jersey Industries, Inc.	438,600	13,684
Southwest Gas Holdings, Inc.	127,400	10,035
		47,919
Independent Power and Renewable Electricity Producers - 0.1%
NRG Energy, Inc.	61,700	2,371
Multi-Utilities - 0.6%
Avangrid, Inc.	67,286	3,390
NorthWestern Energy Corp.	15,203	972
SCANA Corp.	141,400	6,598
		10,960
Water Utilities - 0.5%
SJW Corp.	180,000	10,087

TOTAL UTILITIES		101,071

TOTAL COMMON STOCKS
(Cost $1,818,288)		1,919,033
	Principal Amount (000s)	Value (000s)

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 2.28% 1/17/19
(Cost $588)	590	588
	Shares	Value (000s)

Money Market Funds - 4.9%
Fidelity Cash Central Fund, 2.27% (d)	60,018,958	$60,031
Fidelity Securities Lending Cash Central Fund 2.27% (d)(e)	37,690,125	37,694
TOTAL MONEY MARKET FUNDS
(Cost $97,722)		97,725
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $1,916,598)		2,017,346
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(36,342)
NET ASSETS - 100%		$1,981,004

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,265,000 or 0.3% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Amneal Pharmaceuticals, Inc.	5/4/18	$5,426

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,226
Fidelity Securities Lending Cash Central Fund	285
Total	$1,511

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$59,361	$59,361	$--	$--
Consumer Discretionary	244,023	244,023	--	--
Consumer Staples	57,288	57,288	--	--
Energy	81,421	81,421	--	--
Financials	315,709	315,709	--	--
Health Care	174,957	174,957	--	--
Industrials	295,245	273,769	21,476	--
Information Technology	276,691	269,804	6,887	--
Materials	120,464	120,464	--	--
Real Estate	192,803	192,803	--	--
Utilities	101,071	101,071	--	--
U.S. Government and Government Agency Obligations	588	--	588	--
Money Market Funds	97,725	97,725	--	--
Total Investments in Securities:	$2,017,346	$1,988,395	$28,951	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.1%
United Kingdom	3.5%
Netherlands	1.4%
Bermuda	1.3%
Denmark	1.1%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $35,545) — See accompanying schedule: Unaffiliated issuers (cost $1,818,876)	$1,919,621
Fidelity Central Funds (cost $97,722)	97,725
Total Investment in Securities (cost $1,916,598)		$2,017,346
Receivable for investments sold		40,739
Receivable for fund shares sold		986
Dividends receivable		2,226
Distributions receivable from Fidelity Central Funds		113
Prepaid expenses		4
Other receivables		138
Total assets		2,061,552
Liabilities
Payable to custodian bank	$2,615
Payable for investments purchased	37,072
Payable for fund shares redeemed	1,460
Accrued management fee	814
Distribution and service plan fees payable	430
Other affiliated payables	399
Other payables and accrued expenses	65
Collateral on securities loaned	37,693
Total liabilities		80,548
Net Assets		$1,981,004
Net Assets consist of:
Paid in capital		$1,573,387
Total distributable earnings (loss)		407,617
Net Assets		$1,981,004
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($532,298 ÷ 13,552.59 shares)		$39.28
Maximum offering price per share (100/94.25 of $39.28)		$41.68
Class M:
Net Asset Value and redemption price per share ($535,728 ÷ 13,586.75 shares)		$39.43
Maximum offering price per share (100/96.50 of $39.43)		$40.86
Class C:
Net Asset Value and offering price per share ($113,882 ÷ 3,192.98 shares)(a)		$35.67
Fidelity Stock Selector Mid Cap Fund:
Net Asset Value, offering price and redemption price per share ($502,203 ÷ 12,248.99 shares)		$41.00
Class I:
Net Asset Value, offering price and redemption price per share ($278,852 ÷ 6,783.74 shares)		$41.11
Class Z:
Net Asset Value, offering price and redemption price per share ($18,041 ÷ 438.38 shares)		$41.15

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$33,772
Interest		59
Income from Fidelity Central Funds		1,511
Total income		35,342
Expenses
Management fee
Basic fee	$12,368
Performance adjustment	(2,188)
Transfer agent fees	4,784
Distribution and service plan fees	5,648
Accounting and security lending fees	697
Custodian fees and expenses	65
Independent trustees' fees and expenses	12
Registration fees	119
Audit	60
Legal	12
Miscellaneous	16
Total expenses before reductions	21,593
Expense reductions	(389)
Total expenses after reductions		21,204
Net investment income (loss)		14,138
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	362,072
Fidelity Central Funds	(1)
Foreign currency transactions	(21)
Futures contracts	(2,223)
Total net realized gain (loss)		359,827
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(287,659)
Assets and liabilities in foreign currencies	(2)
Futures contracts	(840)
Total change in net unrealized appreciation (depreciation)		(288,501)
Net gain (loss)		71,326
Net increase (decrease) in net assets resulting from operations		$85,464

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,138	$7,692
Net realized gain (loss)	359,827	194,741
Change in net unrealized appreciation (depreciation)	(288,501)	222,265
Net increase (decrease) in net assets resulting from operations	85,464	424,698
Distributions to shareholders	(110,481)	–
Distributions to shareholders from net investment income	–	(10,708)
Distributions to shareholders from net realized gain	–	(333)
Total distributions	(110,481)	(11,041)
Share transactions - net increase (decrease)	(543,193)	112,615
Total increase (decrease) in net assets	(568,210)	526,272
Net Assets
Beginning of period	2,549,214	2,022,942
End of period	$1,981,004	$2,549,214
Other Information
Undistributed net investment income end of period		$5,629

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Stock Selector Mid Cap Fund Class A

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$39.74	$33.13	$32.01	$31.80	$28.37
Income from Investment Operations
Net investment income (loss)A	.26	.13	.20	.08	.08
Net realized and unrealized gain (loss)	1.04	6.68	1.49	.13	3.36
Total from investment operations	1.30	6.81	1.69	.21	3.44
Distributions from net investment income	(.11)	(.19)	(.04)	–	(.01)
Distributions from net realized gain	(1.65)	(.01)	(.53)	–	–
Total distributions	(1.76)	(.20)	(.57)	–	(.01)
Net asset value, end of period	$39.28	$39.74	$33.13	$32.01	$31.80
Total ReturnB,C	3.36%	20.64%	5.49%	.66%	12.11%
Ratios to Average Net AssetsD,E
Expenses before reductions	.93%	.87%	.88%	.98%	1.05%
Expenses net of fee waivers, if any	.92%	.87%	.88%	.98%	1.05%
Expenses net of all reductions	.91%	.86%	.88%	.97%	1.05%
Net investment income (loss)	.64%	.36%	.64%	.24%	.26%
Supplemental Data
Net assets, end of period (in millions)	$532	$564	$546	$593	$652
Portfolio turnover rateF	81%	84%	98%	109%	89%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class M

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$39.89	$33.25	$32.16	$32.02	$28.63
Income from Investment Operations
Net investment income (loss)A	.16	.04	.13	–	.01
Net realized and unrealized gain (loss)	1.04	6.71	1.49	.14	3.38
Total from investment operations	1.20	6.75	1.62	.14	3.39
Distributions from net investment income	(.01)	(.11)	–	–	–
Distributions from net realized gain	(1.65)	(.01)	(.53)	–	–
Total distributions	(1.66)	(.11)B	(.53)	–	–
Net asset value, end of period	$39.43	$39.89	$33.25	$32.16	$32.02
Total ReturnC,D	3.10%	20.37%	5.22%	.44%	11.84%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.17%	1.11%	1.12%	1.22%	1.28%
Expenses net of fee waivers, if any	1.17%	1.11%	1.12%	1.21%	1.28%
Expenses net of all reductions	1.15%	1.10%	1.11%	1.21%	1.27%
Net investment income (loss)	.39%	.11%	.41%	.01%	.03%
Supplemental Data
Net assets, end of period (in millions)	$536	$606	$591	$681	$794
Portfolio turnover rateG	81%	84%	98%	109%	89%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.11 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $.006 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class C

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$36.25	$30.28	$29.48	$29.51	$26.52
Income from Investment Operations
Net investment income (loss)A	(.05)	(.13)	(.03)	(.15)	(.14)
Net realized and unrealized gain (loss)	.96	6.10	1.36	.12	3.13
Total from investment operations	.91	5.97	1.33	(.03)	2.99
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.49)	–	(.53)	–	–
Total distributions	(1.49)	–	(.53)	–	–
Net asset value, end of period	$35.67	$36.25	$30.28	$29.48	$29.51
Total ReturnB,C	2.59%	19.72%	4.71%	(.10)%	11.27%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.69%	1.63%	1.63%	1.74%	1.80%
Expenses net of fee waivers, if any	1.69%	1.63%	1.63%	1.73%	1.80%
Expenses net of all reductions	1.67%	1.62%	1.63%	1.73%	1.80%
Net investment income (loss)	(.12)%	(.40)%	(.11)%	(.51)%	(.49)%
Supplemental Data
Net assets, end of period (in millions)	$114	$142	$140	$155	$172
Portfolio turnover rateF	81%	84%	98%	109%	89%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Mid Cap Fund

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$41.43	$34.53	$33.34	$33.14	$29.56
Income from Investment Operations
Net investment income (loss)A	.33	.20	.28	.16	.16
Net realized and unrealized gain (loss)	1.09	6.96	1.55	.14	3.49
Total from investment operations	1.42	7.16	1.83	.30	3.65
Distributions from net investment income	(.20)	(.26)	(.12)	(.10)	(.07)
Distributions from net realized gain	(1.65)	(.01)	(.53)	–	–
Total distributions	(1.85)	(.26)B	(.64)C	(.10)	(.07)
Net asset value, end of period	$41.00	$41.43	$34.53	$33.34	$33.14
Total ReturnD	3.53%	20.87%	5.73%	.90%	12.38%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.70%	.64%	.75%	.81%
Expenses net of fee waivers, if any	.76%	.70%	.64%	.74%	.81%
Expenses net of all reductions	.75%	.69%	.63%	.74%	.81%
Net investment income (loss)	.80%	.53%	.89%	.48%	.50%
Supplemental Data
Net assets, end of period (in millions)	$502	$545	$222	$486	$553
Portfolio turnover rateG	81%	84%	98%	109%	89%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.26 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $.006 per share.

 C Total distributions of $.64 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.529 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class I

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$41.51	$34.60	$33.39	$33.22	$29.64
Income from Investment Operations
Net investment income (loss)A	.36	.23	.28	.13	.16
Net realized and unrealized gain (loss)	1.10	6.96	1.56	.14	3.50
Total from investment operations	1.46	7.19	1.84	.27	3.66
Distributions from net investment income	(.21)	(.27)	(.11)	(.10)	(.08)
Distributions from net realized gain	(1.65)	(.01)	(.53)	–	–
Total distributions	(1.86)	(.28)	(.63)B	(.10)	(.08)
Net asset value, end of period	$41.11	$41.51	$34.60	$33.39	$33.22
Total ReturnC	3.62%	20.92%	5.75%	.80%	12.39%
Ratios to Average Net AssetsD,E
Expenses before reductions	.69%	.63%	.64%	.83%	.80%
Expenses net of fee waivers, if any	.69%	.63%	.64%	.83%	.80%
Expenses net of all reductions	.67%	.62%	.64%	.82%	.80%
Net investment income (loss)	.87%	.60%	.88%	.39%	.51%
Supplemental Data
Net assets, end of period (in millions)	$279	$683	$523	$479	$371
Portfolio turnover rateF	81%	84%	98%	109%	89%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.63 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.529 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class Z

Years ended November 30,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$41.57	$35.79
Income from Investment Operations
Net investment income (loss)B	.43	.23
Net realized and unrealized gain (loss)	1.08	5.55
Total from investment operations	1.51	5.78
Distributions from net investment income	(.28)	–
Distributions from net realized gain	(1.65)	–
Total distributions	(1.93)	–
Net asset value, end of period	$41.15	$41.57
Total ReturnC,D	3.75%	16.15%
Ratios to Average Net AssetsE,F
Expenses before reductions	.53%	.48%G
Expenses net of fee waivers, if any	.53%	.47%G
Expenses net of all reductions	.52%	.46%G
Net investment income (loss)	1.03%	.69%G
Supplemental Data
Net assets, end of period (in millions)	$18	$9
Portfolio turnover rateH	81%	84%

 A For the period February 1, 2017 (commencement of sale of shares) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Stock Selector Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Stock Selector Mid Cap Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, deferred trustees compensation, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$223,340
Gross unrealized depreciation	(127,908)
Net unrealized appreciation (depreciation)	$95,432
Tax Cost	$1,921,914

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$29,180
Undistributed long-term capital gain	$283,014
Net unrealized appreciation (depreciation) on securities and other investments	$95,422

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$53,420	$ 11,041
Long-term Capital Gains	57,061	–
Total	$110,481	$ 11,041

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,787,961 and $2,392,660, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P MidCap 400 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .45% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,412	$18
Class M	.25%	.25%	2,939	44
Class C	.75%	.25%	1,297	31
			$5,648	$93

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$30
Class M	10
Class C(a)	2
$42

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,055.19
Class M	1,060.18
Class C	257.20
Fidelity Stock Selector Mid Cap Fund	1,493.28
Class I	912.20
Class Z	7.05
	$4,784

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $58 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $93.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $285, including $2 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $364 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $25.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Class A	$24,662	$–
Class M	24,902	–
Class C	5,817	–
Fidelity Stock Selector Mid Cap Fund	23,962	–
Class I	30,651	–
Class Z	487	–
Total	$110,481	$–
From net investment income
Class A	$–	$3,079
Class M	–	1,865
Fidelity Stock Selector Mid Cap Fund	–	1,644
Class I	–	4,120
Total	$–	$10,708
From net realized gain
Class A	$–	$98
Class M	–	105
Fidelity Stock Selector Mid Cap Fund	–	39
Class I	–	91
Total	$–	$333

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018	Year ended November 30, 2017(a)	Year ended November 30, 2018	Year ended November 30, 2017(a)
Class A
Shares sold	1,009	914	$40,393	$33,050
Reinvestment of distributions	603	88	23,126	2,963
Shares redeemed	(2,254)	(3,286)	(89,934)	(118,879)
Net increase (decrease)	(642)	(2,284)	$(26,415)	$(82,866)
Class M
Shares sold	943	1,370	$37,889	$50,634
Reinvestment of distributions	628	55	24,265	1,885
Shares redeemed	(3,179)	(4,007)	(127,217)	(145,515)
Net increase (decrease)	(1,608)	(2,582)	$(65,063)	$(92,996)
Class C
Shares sold	105	131	$3,842	$4,256
Reinvestment of distributions	153	–	5,355	–
Shares redeemed	(989)	(835)	(35,928)	(27,684)
Net increase (decrease)	(731)	(704)	$(26,731)	$(23,428)
Fidelity Stock Selector Mid Cap Fund
Shares sold	2,202	8,585	$91,837	$325,907
Reinvestment of distributions	590	47	23,601	1,639
Shares redeemed	(3,700)	(1,916)	(155,546)	(73,800)
Net increase (decrease)	(908)	6,716	$(40,108)	$253,746
Class I
Shares sold	12,470	4,203	$506,015	$158,956
Reinvestment of distributions	746	114	29,881	4,019
Shares redeemed	(22,883)	(2,996)	(930,143)	(113,072)
Net increase (decrease)	(9,667)	1,321	$(394,247)	$49,903
Class Z
Shares sold	265	234	$11,054	$9,125
Reinvestment of distributions	12	–	461	–
Shares redeemed	(51)	(22)	(2,144)	(869)
Net increase (decrease)	226	212	$9,371	$8,256

 (a) Share transactions for Class Z are for the period February 1, 2017 (commencement of sale of shares) to November 30, 2018.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Stock Selector Mid Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Stock Selector Mid Cap Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 11, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Class A	.94%
Actual		$1,000.00	$981.00	$4.67
Hypothetical-C		$1,000.00	$1,020.36	$4.76
Class M	1.19%
Actual		$1,000.00	$979.60	$5.91
Hypothetical-C		$1,000.00	$1,019.10	$6.02
Class C	1.71%
Actual		$1,000.00	$977.30	$8.48
Hypothetical-C		$1,000.00	$1,016.50	$8.64
Fidelity Stock Selector Mid Cap Fund	.78%
Actual		$1,000.00	$981.80	$3.88
Hypothetical-C		$1,000.00	$1,021.16	$3.95
Class I	.70%
Actual		$1,000.00	$982.30	$3.48
Hypothetical-C		$1,000.00	$1,021.56	$3.55
Class Z	.55%
Actual		$1,000.00	$982.80	$2.73
Hypothetical-C		$1,000.00	$1,022.31	$2.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Stock Selector Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Stock Selector Mid Cap Fund
Class A	12/27/2018	12/26/2018	$0.251	$6.011
Class M	12/27/2018	12/26/2018	$0.140	$6.011
Class C	12/27/2018	12/26/2018	$0.000	$5.965
Fidelity Stock Selector Mid Cap Fund	12/27/2018	12/26/2018	$0.319	$6.011
Class I	12/27/2018	12/26/2018	$0.306	$6.011
Class Z	12/27/2018	12/26/2018	$0.415	$6.011

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018 $283,198,718, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 35%; Class M designates 39%; Class C designates 51%; Fidelity Stock Selector Mid Cap Fund designates 32%; Class I designates 31% and Class Z designates 29% of the dividends distributed in December 2017, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 39%; Class M designates 43%; Class C designates 56%; Fidelity Stock Selector Mid Cap Fund designates 35%; Class I designates 34% and Class Z designates 32% of the dividends distributed in December 2017, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Stock Selector Mid Cap Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SKD-ANN-0119
1.940899.106

Fidelity Advisor® Value Strategies Fund Class A, Class M, Class C and Class I Annual Report November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(11.55)%	3.98%	14.17%
Class M (incl. 3.50% sales charge)	(9.66)%	4.24%	14.21%
Class C (incl. contingent deferred sales charge)	(7.74)%	4.42%	13.98%
Class I	(5.95)%	5.47%	15.16%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Strategies Fund - Class A on November 30, 2008, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$37,627	Fidelity Advisor® Value Strategies Fund - Class A
$39,883	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager Matthew Friedman:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly between -6% and -7%, lagging the -0.79% result of its benchmark, the Russell Midcap® Value Index. Growth stocks outperformed value stocks for most of the past 12 months, presenting a challenge for the fund, which tends to emphasize the latter style. Versus the benchmark, stock selection hurt the fund’s relative performance – particularly within the energy, financials and consumer staples sectors. Among individual stocks, untimely ownership of Spectrum Brands Holdings hurt the most. Spectrum’s product portfolio includes a number of well-known household brands, including Iams® pet food and car-care stalwart Armor All®. The stock declined this period partly due to consecutive quarters of disappointing earnings results. Notably, shares of Spectrum fell sharply in July after the firm announced the completion of its previously announced merger with HRG Group and hired a new CEO. Other notable detractors included the fund’s overweighted stake in Synchrony Financial and an out-of-index holding in British American Tobacco. Conversely, successful security selection in the real estate sector was a plus this period. An overweighting in single-tenant real estate property owner National Retail Properties was the fund’s top relative contributor. A non-index position in American Tower also added significant value. Real estate stocks generally benefited from investors’ rotation into areas of the market typically considered more-defensive as market volatility picked up later in the period, as well as company specific factors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
American Tower Corp.	2.8
PPL Corp.	2.6
Sempra Energy	2.5
U.S. Bancorp	2.2
National Retail Properties, Inc.	2.2
Public Storage	2.1
Ameren Corp.	2.1
Wells Fargo & Co.	2.1
Equity Lifestyle Properties, Inc.	1.9
Synchrony Financial	1.9
22.4

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Financials	17.9
Real Estate	13.2
Consumer Discretionary	12.2
Industrials	11.7
Information Technology	9.2

Asset Allocation (% of fund's net assets)

As of November 30, 2018 *
Stocks	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 17.4%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value (000s)
COMMUNICATION SERVICES - 3.6%
Media - 3.6%
Discovery Communications, Inc. Class A (a)(b)	214,500	$6,589
GCI Liberty, Inc. (a)	212,100	10,153
Liberty Global PLC Class C (a)	300,900	7,309
Nexstar Broadcasting Group, Inc. Class A	86,900	7,181
		31,232
CONSUMER DISCRETIONARY - 12.2%
Distributors - 0.6%
LKQ Corp. (a)	189,500	5,276
Diversified Consumer Services - 1.1%
Houghton Mifflin Harcourt Co. (a)	931,956	9,273
Hotels, Restaurants & Leisure - 4.0%
Eldorado Resorts, Inc. (a)	262,400	11,540
The Stars Group, Inc. (a)	435,200	8,604
U.S. Foods Holding Corp. (a)	452,600	15,017
		35,161
Household Durables - 2.1%
D.R. Horton, Inc.	263,200	9,796
Mohawk Industries, Inc. (a)	62,900	8,055
		17,851
Internet & Direct Marketing Retail - 0.8%
Liberty Interactive Corp. QVC Group Series A (a)	331,300	7,361
Leisure Products - 1.0%
Mattel, Inc. (a)(b)	628,300	8,733
Multiline Retail - 1.6%
Dollar Tree, Inc. (a)	158,400	13,744
Specialty Retail - 1.0%
Lowe's Companies, Inc.	90,000	8,493

TOTAL CONSUMER DISCRETIONARY		105,892

CONSUMER STAPLES - 5.1%
Food Products - 2.3%
Conagra Brands, Inc.	129,700	4,194
Darling International, Inc. (a)	714,522	15,634
		19,828
Household Products - 1.0%
Spectrum Brands Holdings, Inc.	182,700	9,022
Personal Products - 0.6%
Coty, Inc. Class A	625,000	5,213
Tobacco - 1.2%
British American Tobacco PLC (United Kingdom)	289,642	10,141

TOTAL CONSUMER STAPLES		44,204

ENERGY - 7.0%
Energy Equipment & Services - 0.7%
Baker Hughes, a GE Co. Class A	252,300	5,757
Oil, Gas & Consumable Fuels - 6.3%
Anadarko Petroleum Corp.	198,516	10,501
Cheniere Energy, Inc. (a)	195,600	11,955
Encana Corp.	676,100	4,554
Lundin Petroleum AB	344,300	9,058
Noble Energy, Inc.	486,500	11,550
Valero Energy Corp.	88,500	7,071
		54,689

TOTAL ENERGY		60,446

FINANCIALS - 17.9%
Banks - 4.3%
U.S. Bancorp	359,384	19,572
Wells Fargo & Co.	332,770	18,063
		37,635
Capital Markets - 7.0%
Ameriprise Financial, Inc.	83,900	10,886
Apollo Global Management LLC Class A	454,450	12,811
Ares Management Corp.	157,900	3,543
Invesco Ltd.	367,800	7,485
State Street Corp.	146,900	10,727
The Blackstone Group LP	457,400	15,428
		60,880
Consumer Finance - 3.9%
OneMain Holdings, Inc. (a)	317,300	9,287
SLM Corp. (a)	798,000	8,195
Synchrony Financial	633,413	16,456
		33,938
Diversified Financial Services - 0.2%
Donnelley Financial Solutions, Inc. (a)	124,610	2,076
Insurance - 2.5%
American International Group, Inc.	182,100	7,876
Chubb Ltd.	101,282	13,545
		21,421

TOTAL FINANCIALS		155,950

HEALTH CARE - 4.9%
Health Care Providers & Services - 2.3%
Cigna Corp.	40,600	9,069
CVS Health Corp.	136,100	10,915
		19,984
Pharmaceuticals - 2.6%
Allergan PLC	45,800	7,172
Jazz Pharmaceuticals PLC (a)	103,400	15,634
		22,806

TOTAL HEALTH CARE		42,790

INDUSTRIALS - 11.7%
Aerospace & Defense - 2.2%
Huntington Ingalls Industries, Inc.	56,100	12,090
United Technologies Corp.	54,600	6,652
		18,742
Airlines - 1.0%
American Airlines Group, Inc.	227,300	9,128
Commercial Services & Supplies - 1.3%
The Brink's Co.	156,900	11,112
Construction & Engineering - 1.5%
AECOM (a)	397,100	12,771
Machinery - 1.1%
WABCO Holdings, Inc. (a)	80,000	9,716
Professional Services - 0.9%
Nielsen Holdings PLC	291,900	7,931
Trading Companies & Distributors - 3.1%
AerCap Holdings NV (a)	206,537	10,920
Fortress Transportation & Infrastructure Investors LLC	356,800	5,677
HD Supply Holdings, Inc. (a)	267,900	10,689
		27,286
Transportation Infrastructure - 0.6%
Macquarie Infrastructure Co. LLC	123,800	5,162

TOTAL INDUSTRIALS		101,848

INFORMATION TECHNOLOGY - 9.2%
Communications Equipment - 0.6%
CommScope Holding Co., Inc. (a)	289,968	5,248
Electronic Equipment & Components - 0.6%
Flextronics International Ltd. (a)	538,400	4,711
IT Services - 4.8%
Cognizant Technology Solutions Corp. Class A	90,300	6,432
Conduent, Inc. (a)	557,400	7,146
DXC Technology Co.	114,100	7,193
First Data Corp. Class A (a)	459,240	8,762
Leidos Holdings, Inc.	185,600	11,693
		41,226
Semiconductors & Semiconductor Equipment - 1.7%
Broadcom, Inc.	32,300	7,668
NXP Semiconductors NV	89,200	7,437
		15,105
Software - 1.5%
Micro Focus International PLC	672,900	13,215

TOTAL INFORMATION TECHNOLOGY		79,505

MATERIALS - 7.8%
Chemicals - 5.5%
DowDuPont, Inc.	222,312	12,861
LyondellBasell Industries NV Class A	122,092	11,392
Nutrien Ltd.	228,400	11,765
Westlake Chemical Corp.	163,903	11,881
		47,899
Construction Materials - 0.8%
Eagle Materials, Inc.	98,600	7,198
Containers & Packaging - 1.5%
Crown Holdings, Inc. (a)	253,554	13,002

TOTAL MATERIALS		68,099

REAL ESTATE - 13.2%
Equity Real Estate Investment Trusts (REITs) - 12.1%
American Tower Corp.	145,808	23,990
Douglas Emmett, Inc.	305,000	11,261
Equinix, Inc.	40,800	15,719
Equity Lifestyle Properties, Inc.	168,100	16,731
National Retail Properties, Inc.	374,300	18,737
Public Storage	86,400	18,426
		104,864
Real Estate Management & Development - 1.1%
CBRE Group, Inc. (a)	225,300	9,841

TOTAL REAL ESTATE		114,705

UTILITIES - 7.2%
Electric Utilities - 2.6%
PPL Corp.	742,600	22,716
Multi-Utilities - 4.6%
Ameren Corp.	267,900	18,383
Sempra Energy	188,188	21,683
		40,066

TOTAL UTILITIES		62,782

TOTAL COMMON STOCKS
(Cost $846,811)		867,453

Money Market Funds - 1.8%
Fidelity Cash Central Fund, 2.27% (c)	1,920,988	1,921
Fidelity Securities Lending Cash Central Fund 2.27% (c)(d)	14,049,840	14,051
TOTAL MONEY MARKET FUNDS
(Cost $15,972)		15,972
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $862,783)		883,425
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(13,893)
NET ASSETS - 100%		$869,532

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$45
Fidelity Securities Lending Cash Central Fund	384
Total	$429

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$31,232	$31,232	$--	$--
Consumer Discretionary	105,892	105,892	--	--
Consumer Staples	44,204	34,063	10,141	--
Energy	60,446	60,446	--	--
Financials	155,950	155,950	--	--
Health Care	42,790	42,790	--	--
Industrials	101,848	101,848	--	--
Information Technology	79,505	66,290	13,215	--
Materials	68,099	68,099	--	--
Real Estate	114,705	114,705	--	--
Utilities	62,782	62,782	--	--
Money Market Funds	15,972	15,972	--	--
Total Investments in Securities:	$883,425	$860,069	$23,356	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.6%
United Kingdom	4.4%
Netherlands	3.4%
Canada	2.8%
Ireland	2.6%
Switzerland	1.6%
Sweden	1.1%
Others (Individually Less Than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $13,603) — See accompanying schedule: Unaffiliated issuers (cost $846,811)	$867,453
Fidelity Central Funds (cost $15,972)	15,972
Total Investment in Securities (cost $862,783)		$883,425
Receivable for investments sold		592
Receivable for fund shares sold		129
Dividends receivable		991
Distributions receivable from Fidelity Central Funds		6
Prepaid expenses		2
Other receivables		61
Total assets		885,206
Liabilities
Payable for fund shares redeemed	$1,052
Accrued management fee	196
Distribution and service plan fees payable	159
Other affiliated payables	161
Other payables and accrued expenses	51
Collateral on securities loaned	14,055
Total liabilities		15,674
Net Assets		$869,532
Net Assets consist of:
Paid in capital		$748,818
Total distributable earnings (loss)		120,714
Net Assets		$869,532
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($175,199 ÷ 5,233.4 shares)		$33.48
Maximum offering price per share (100/94.25 of $33.48)		$35.52
Class M:
Net Asset Value and redemption price per share ($225,326 ÷ 6,408.5 shares)		$35.16
Maximum offering price per share (100/96.50 of $35.16)		$36.44
Class C:
Net Asset Value and offering price per share ($34,318 ÷ 1,185.6 shares)(a)		$28.95
Fidelity Value Strategies Fund:
Net Asset Value, offering price and redemption price per share ($323,831 ÷ 8,295.8 shares)		$39.04
Class K:
Net Asset Value, offering price and redemption price per share ($49,240 ÷ 1,261.5 shares)		$39.03
Class I:
Net Asset Value, offering price and redemption price per share ($61,618 ÷ 1,681.5 shares)		$36.64

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$18,459
Income from Fidelity Central Funds		429
Total income		18,888
Expenses
Management fee
Basic fee	$5,438
Performance adjustment	(1,426)
Transfer agent fees	1,779
Distribution and service plan fees	2,180
Accounting and security lending fees	340
Custodian fees and expenses	24
Independent trustees' fees and expenses	5
Registration fees	104
Audit	69
Legal	36
Interest	11
Miscellaneous	6
Total expenses before reductions	8,566
Expense reductions	(124)
Total expenses after reductions		8,442
Net investment income (loss)		10,446
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	100,516
Fidelity Central Funds	(1)
Foreign currency transactions	(7)
Total net realized gain (loss)		100,508
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(168,177)
Total change in net unrealized appreciation (depreciation)		(168,177)
Net gain (loss)		(67,669)
Net increase (decrease) in net assets resulting from operations		$(57,223)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,446	$19,237
Net realized gain (loss)	100,508	81,495
Change in net unrealized appreciation (depreciation)	(168,177)	107,647
Net increase (decrease) in net assets resulting from operations	(57,223)	208,379
Distributions to shareholders	(87,063)	–
Distributions to shareholders from net investment income	–	(18,090)
Distributions to shareholders from net realized gain	–	(229,818)
Total distributions	(87,063)	(247,908)
Share transactions - net increase (decrease)	(102,890)	(206,873)
Total increase (decrease) in net assets	(247,176)	(246,402)
Net Assets
Beginning of period	1,116,708	1,363,110
End of period	$869,532	$1,116,708
Other Information
Undistributed net investment income end of period		$14,922

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Value Strategies Fund Class A

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$38.91	$40.25	$39.01	$38.91	$36.02
Income from Investment Operations
Net investment income (loss)A	.35	.60B	.56	.35	.25
Net realized and unrealized gain (loss)	(2.50)	6.13	1.09	.06	2.87
Total from investment operations	(2.15)	6.73	1.65	.41	3.12
Distributions from net investment income	(.51)	(.56)	(.40)	(.28)C	(.23)
Distributions from net realized gain	(2.77)	(7.52)	(.01)	(.03)C	–
Total distributions	(3.28)	(8.07)D	(.41)	(.31)	(.23)
Net asset value, end of period	$33.48	$38.91	$40.25	$39.01	$38.91
Total ReturnE,F	(6.16)%	19.84%	4.33%	1.07%	8.74%
Ratios to Average Net AssetsG,H
Expenses before reductions	.91%	.91%	.86%	.93%	.96%
Expenses net of fee waivers, if any	.91%	.91%	.86%	.93%	.96%
Expenses net of all reductions	.90%	.90%	.86%	.93%	.96%
Net investment income (loss)	.88%	1.64%B	1.48%	.89%	.68%
Supplemental Data
Net assets, end of period (in millions)	$175	$212	$203	$215	$233
Portfolio turnover rateI	72%	46%	121%	9%	6%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.29%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $8.07 per share is comprised of distributions from net investment income of $.555 and distributions from net realized gain of $7.517 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class M

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$40.69	$41.72	$40.40	$40.28	$37.28
Income from Investment Operations
Net investment income (loss)A	.28	.54B	.49	.28	.18
Net realized and unrealized gain (loss)	(2.63)	6.40	1.14	.06	2.98
Total from investment operations	(2.35)	6.94	1.63	.34	3.16
Distributions from net investment income	(.41)	(.46)	(.30)	(.19)C	(.16)
Distributions from net realized gain	(2.77)	(7.52)	(.01)	(.03)C	–
Total distributions	(3.18)	(7.97)D	(.31)	(.22)	(.16)
Net asset value, end of period	$35.16	$40.69	$41.72	$40.40	$40.28
Total ReturnE,F	(6.38)%	19.57%	4.11%	.86%	8.51%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.14%	1.13%	1.08%	1.15%	1.17%
Expenses net of fee waivers, if any	1.14%	1.13%	1.08%	1.14%	1.17%
Expenses net of all reductions	1.13%	1.13%	1.07%	1.14%	1.17%
Net investment income (loss)	.75%	1.42%B	1.27%	.68%	.47%
Supplemental Data
Net assets, end of period (in millions)	$225	$271	$263	$294	$324
Portfolio turnover rateI	72%	46%	121%	9%	6%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $7.97 per share is comprised of distributions from net investment income of $.456 and distributions from net realized gain of $7.517 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class C

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$34.09	$36.19	$35.12	$35.07	$32.52
Income from Investment Operations
Net investment income (loss)A	.06	.28B	.24	.05	(.03)
Net realized and unrealized gain (loss)	(2.16)	5.43	.97	.07	2.60
Total from investment operations	(2.10)	5.71	1.21	.12	2.57
Distributions from net investment income	(.27)	(.30)	(.13)	(.04)C	(.02)
Distributions from net realized gain	(2.77)	(7.52)	(.01)	(.03)C	–
Total distributions	(3.04)	(7.81)D	(.14)	(.07)	(.02)
Net asset value, end of period	$28.95	$34.09	$36.19	$35.12	$35.07
Total ReturnE,F	(6.89)%	18.97%	3.49%	.33%	7.91%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.68%	1.68%	1.63%	1.70%	1.72%
Expenses net of fee waivers, if any	1.68%	1.68%	1.63%	1.69%	1.72%
Expenses net of all reductions	1.67%	1.67%	1.63%	1.69%	1.72%
Net investment income (loss)	.21%	.87%B	.72%	.13%	(.08)%
Supplemental Data
Net assets, end of period (in millions)	$34	$46	$44	$49	$53
Portfolio turnover rateI	72%	46%	121%	9%	6%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .52%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $7.81 per share is comprised of distributions from net investment income of $.295 and distributions from net realized gain of $7.517 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$44.81	$45.17	$43.72	$43.56	$40.28
Income from Investment Operations
Net investment income (loss)A	.52	.81B	.76	.51	.40
Net realized and unrealized gain (loss)	(2.92)	7.01	1.21	.07	3.21
Total from investment operations	(2.40)	7.82	1.97	.58	3.61
Distributions from net investment income	(.61)	(.66)	(.51)	(.39)C	(.33)
Distributions from net realized gain	(2.77)	(7.52)	(.01)	(.03)C	–
Total distributions	(3.37)D	(8.18)	(.52)	(.42)	(.33)
Net asset value, end of period	$39.04	$44.81	$45.17	$43.72	$43.56
Total ReturnE	(5.89)%	20.18%	4.64%	1.35%	9.05%
Ratios to Average Net AssetsF,G
Expenses before reductions	.63%	.62%	.56%	.67%	.69%
Expenses net of fee waivers, if any	.63%	.62%	.56%	.67%	.69%
Expenses net of all reductions	.62%	.62%	.55%	.66%	.69%
Net investment income (loss)	1.26%	1.93%B	1.79%	1.16%	.95%
Supplemental Data
Net assets, end of period (in millions)	$324	$436	$713	$716	$786
Portfolio turnover rateH	72%	46%	121%	9%	6%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.15 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.57%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $3.37 per share is comprised of distributions from net investment income of $.608 and distributions from net realized gain of $2.765 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class K

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$44.82	$45.18	$43.74	$43.57	$40.28
Income from Investment Operations
Net investment income (loss)A	.58	.86B	.80	.58	.47
Net realized and unrealized gain (loss)	(2.93)	7.02	1.22	.07	3.20
Total from investment operations	(2.35)	7.88	2.02	.65	3.67
Distributions from net investment income	(.67)	(.72)	(.57)	(.45)C	(.38)
Distributions from net realized gain	(2.77)	(7.52)	(.01)	(.03)C	–
Total distributions	(3.44)	(8.24)	(.58)	(.48)	(.38)
Net asset value, end of period	$39.03	$44.82	$45.18	$43.74	$43.57
Total ReturnD	(5.80)%	20.36%	4.76%	1.51%	9.21%
Ratios to Average Net AssetsE,F
Expenses before reductions	.50%	.50%	.44%	.51%	.53%
Expenses net of fee waivers, if any	.50%	.50%	.44%	.51%	.53%
Expenses net of all reductions	.49%	.49%	.43%	.51%	.53%
Net investment income (loss)	1.39%	2.05%B	1.91%	1.31%	1.11%
Supplemental Data
Net assets, end of period (in millions)	$49	$79	$68	$72	$97
Portfolio turnover rateG	72%	46%	121%	9%	6%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.15 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.70%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class I

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$42.27	$43.07	$41.71	$41.57	$38.46
Income from Investment Operations
Net investment income (loss)A	.48	.74B	.70	.48	.37
Net realized and unrealized gain (loss)	(2.75)	6.64	1.15	.08	3.06
Total from investment operations	(2.27)	7.38	1.85	.56	3.43
Distributions from net investment income	(.59)	(.66)	(.48)	(.39)C	(.32)
Distributions from net realized gain	(2.77)	(7.52)	(.01)	(.03)C	–
Total distributions	(3.36)	(8.18)	(.49)	(.42)	(.32)
Net asset value, end of period	$36.64	$42.27	$43.07	$41.71	$41.57
Total ReturnD	(5.95)%	20.13%	4.57%	1.36%	9.01%
Ratios to Average Net AssetsE,F
Expenses before reductions	.67%	.67%	.61%	.68%	.71%
Expenses net of fee waivers, if any	.67%	.67%	.61%	.68%	.71%
Expenses net of all reductions	.66%	.66%	.61%	.68%	.71%
Net investment income (loss)	1.22%	1.88%B	1.74%	1.14%	.93%
Supplemental Data
Net assets, end of period (in millions)	$62	$72	$73	$65	$86
Portfolio turnover rateG	72%	46%	121%	9%	6%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.53%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Value Strategies Fund, Class K and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, deferred trustees compensation, partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$101,029
Gross unrealized depreciation	(80,500)
Net unrealized appreciation (depreciation)	$20,529
Tax Cost	$862,896

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,303
Undistributed long-term capital gain	$94,882
Net unrealized appreciation (depreciation) on securities and other investments	$20,529

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$66,957	$ 18,090
Long-term Capital Gains	20,106	229,818
Total	$87,063	$ 247,908

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $723,866 and $888,502, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Value Strategies Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .40% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$493	$11
Class M	.25%	.25%	1,271	38
Class C	.75%	.25%	416	17
			$2,180	$66

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares. For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$17
Class M	6
Class C(a)	3
$26

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIOOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$393.20
Class M	453.18
Class C	92.22
Fidelity Value Strategies Fund	666.17
Class K	28.05
Class I	147.21
	$1,779

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $20 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$10,746	1.85%	$11

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $384, including less than five hundred dollars from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $113 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Class A	$17,622	$–
Class M	21,054	–
Class C	4,061	–
Fidelity Value Strategies Fund	32,529	–
Class K	6,037	–
Class I	5,760	–
Total	$87,063	$–
From net investment income
Class A	$–	$2,766
Class M	–	2,831
Class C	–	357
Fidelity Value Strategies Fund	–	9,926
Class K	–	1,087
Class I	–	1,123
Total	$–	$18,090
From net realized gain
Class A	$–	$37,462
Class M	–	46,673
Class C	–	9,088
Fidelity Value Strategies Fund	–	112,547
Class K	–	11,298
Class I	–	12,750
Total	$–	$229,818

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018	Year ended November 30, 2017	Year ended November 30, 2018	Year ended November 30, 2017
Class A
Shares sold	218	296	$7,830	$10,638
Reinvestment of distributions	464	1,127	16,785	37,943
Shares redeemed	(892)	(1,026)	(32,019)	(36,865)
Net increase (decrease)	(210)	397	$(7,404)	$11,716
Class M
Shares sold	247	349	$9,286	$13,029
Reinvestment of distributions	516	1,294	19,633	45,666
Shares redeemed	(1,018)	(1,277)	(38,196)	(48,234)
Net increase (decrease)	(255)	366	$(9,277)	$10,461
Class C
Shares sold	86	89	$2,708	$2,827
Reinvestment of distributions	126	307	3,972	9,116
Shares redeemed	(378)	(264)	(11,722)	(8,379)
Net increase (decrease)	(166)	132	$(5,042)	$3,564
Fidelity Value Strategies Fund
Shares sold	505	1,169	$21,236	$50,402
Reinvestment of distributions	730	2,966	30,693	114,742
Shares redeemed	(2,665)	(10,188)	(111,070)	(409,648)
Net increase (decrease)	(1,430)	(6,053)	$(59,141)	$(244,504)
Class K
Shares sold	306	617	$12,927	$26,514
Reinvestment of distributions	144	321	6,037	12,384
Shares redeemed	(959)	(665)	(39,818)	(27,215)
Net increase (decrease)	(509)	273	$(20,854)	$11,683
Class I
Shares sold	248	459	$9,764	$17,823
Reinvestment of distributions	139	339	5,482	12,386
Shares redeemed	(420)	(774)	(16,418)	(30,001)
Net increase (decrease)	(33)	24	$(1,172)	$208

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 14, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Class A	.85%
Actual		$1,000.00	$948.20	$4.15
Hypothetical-C		$1,000.00	$1,020.81	$4.31
Class M	1.08%
Actual		$1,000.00	$947.20	$5.27
Hypothetical-C		$1,000.00	$1,019.65	$5.47
Class C	1.62%
Actual		$1,000.00	$944.80	$7.90
Hypothetical-C		$1,000.00	$1,016.95	$8.19
Fidelity Value Strategies Fund	.57%
Actual		$1,000.00	$949.60	$2.79
Hypothetical-C		$1,000.00	$1,022.21	$2.89
Class K	.43%
Actual		$1,000.00	$950.10	$2.10
Hypothetical-C		$1,000.00	$1,022.91	$2.18
Class I	.61%
Actual		$1,000.00	$949.20	$2.98
Hypothetical-C		$1,000.00	$1,022.01	$3.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Value Strategies Fund
Class A	12/27/18	12/26/18	$0.289	$4.040
Class M	12/27/18	12/26/18	$0.192	$4.040
Class C	12/27/18	12/26/18	$0.033	$4.040
Fidelity Value Strategies Fund	12/27/18	12/26/18	$0.378	$4.040
Class K	12/27/18	12/26/18	$0.436	$4.040
Class I	12/27/18	12/26/18	$0.368	$4.040

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $95,770,881, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Fidelity Value Strategies Fund, Class K, and Class I designate 24%, 25%, 26%, 23%, 22%, and 23% of the dividends distributed in December 2017, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Fidelity Value Strategies Fund, Class K, and Class I designate 27%, 28%, 30%, 26%, 26%, and 26% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Value Strategies Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

SO-ANN-0119
1.539180.121

Fidelity® Value Strategies Fund Class K Annual Report November 30, 2018 (A class of Fidelity Advisor® Value Strategies Fund)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Class K	(5.80)%	5.66%	15.37%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity Advisor® Value Strategies Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Strategies Fund - Class K on November 30, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

See (above) (previous page) for additional information regarding the performance of Class K.

Period Ending Values
$41,785	Fidelity® Value Strategies Fund - Class K
$39,883	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager Matthew Friedman:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly between -6% and -7%, lagging the -0.79% result of its benchmark, the Russell Midcap® Value Index. Growth stocks outperformed value stocks for most of the past 12 months, presenting a challenge for the fund, which tends to emphasize the latter style. Versus the benchmark, stock selection hurt the fund’s relative performance – particularly within the energy, financials and consumer staples sectors. Among individual stocks, untimely ownership of Spectrum Brands Holdings hurt the most. Spectrum’s product portfolio includes a number of well-known household brands, including Iams® pet food and car-care stalwart Armor All®. The stock declined this period partly due to consecutive quarters of disappointing earnings results. Notably, shares of Spectrum fell sharply in July after the firm announced the completion of its previously announced merger with HRG Group and hired a new CEO. Other notable detractors included the fund’s overweighted stake in Synchrony Financial and an out-of-index holding in British American Tobacco. Conversely, successful security selection in the real estate sector was a plus this period. An overweighting in single-tenant real estate property owner National Retail Properties was the fund’s top relative contributor. A non-index position in American Tower also added significant value. Real estate stocks generally benefited from investors’ rotation into areas of the market typically considered more-defensive as market volatility picked up later in the period, as well as company specific factors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
American Tower Corp.	2.8
PPL Corp.	2.6
Sempra Energy	2.5
U.S. Bancorp	2.2
National Retail Properties, Inc.	2.2
Public Storage	2.1
Ameren Corp.	2.1
Wells Fargo & Co.	2.1
Equity Lifestyle Properties, Inc.	1.9
Synchrony Financial	1.9
22.4

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Financials	17.9
Real Estate	13.2
Consumer Discretionary	12.2
Industrials	11.7
Information Technology	9.2

Asset Allocation (% of fund's net assets)

As of November 30, 2018 *
Stocks	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 17.4%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value (000s)
COMMUNICATION SERVICES - 3.6%
Media - 3.6%
Discovery Communications, Inc. Class A (a)(b)	214,500	$6,589
GCI Liberty, Inc. (a)	212,100	10,153
Liberty Global PLC Class C (a)	300,900	7,309
Nexstar Broadcasting Group, Inc. Class A	86,900	7,181
		31,232
CONSUMER DISCRETIONARY - 12.2%
Distributors - 0.6%
LKQ Corp. (a)	189,500	5,276
Diversified Consumer Services - 1.1%
Houghton Mifflin Harcourt Co. (a)	931,956	9,273
Hotels, Restaurants & Leisure - 4.0%
Eldorado Resorts, Inc. (a)	262,400	11,540
The Stars Group, Inc. (a)	435,200	8,604
U.S. Foods Holding Corp. (a)	452,600	15,017
		35,161
Household Durables - 2.1%
D.R. Horton, Inc.	263,200	9,796
Mohawk Industries, Inc. (a)	62,900	8,055
		17,851
Internet & Direct Marketing Retail - 0.8%
Liberty Interactive Corp. QVC Group Series A (a)	331,300	7,361
Leisure Products - 1.0%
Mattel, Inc. (a)(b)	628,300	8,733
Multiline Retail - 1.6%
Dollar Tree, Inc. (a)	158,400	13,744
Specialty Retail - 1.0%
Lowe's Companies, Inc.	90,000	8,493

TOTAL CONSUMER DISCRETIONARY		105,892

CONSUMER STAPLES - 5.1%
Food Products - 2.3%
Conagra Brands, Inc.	129,700	4,194
Darling International, Inc. (a)	714,522	15,634
		19,828
Household Products - 1.0%
Spectrum Brands Holdings, Inc.	182,700	9,022
Personal Products - 0.6%
Coty, Inc. Class A	625,000	5,213
Tobacco - 1.2%
British American Tobacco PLC (United Kingdom)	289,642	10,141

TOTAL CONSUMER STAPLES		44,204

ENERGY - 7.0%
Energy Equipment & Services - 0.7%
Baker Hughes, a GE Co. Class A	252,300	5,757
Oil, Gas & Consumable Fuels - 6.3%
Anadarko Petroleum Corp.	198,516	10,501
Cheniere Energy, Inc. (a)	195,600	11,955
Encana Corp.	676,100	4,554
Lundin Petroleum AB	344,300	9,058
Noble Energy, Inc.	486,500	11,550
Valero Energy Corp.	88,500	7,071
		54,689

TOTAL ENERGY		60,446

FINANCIALS - 17.9%
Banks - 4.3%
U.S. Bancorp	359,384	19,572
Wells Fargo & Co.	332,770	18,063
		37,635
Capital Markets - 7.0%
Ameriprise Financial, Inc.	83,900	10,886
Apollo Global Management LLC Class A	454,450	12,811
Ares Management Corp.	157,900	3,543
Invesco Ltd.	367,800	7,485
State Street Corp.	146,900	10,727
The Blackstone Group LP	457,400	15,428
		60,880
Consumer Finance - 3.9%
OneMain Holdings, Inc. (a)	317,300	9,287
SLM Corp. (a)	798,000	8,195
Synchrony Financial	633,413	16,456
		33,938
Diversified Financial Services - 0.2%
Donnelley Financial Solutions, Inc. (a)	124,610	2,076
Insurance - 2.5%
American International Group, Inc.	182,100	7,876
Chubb Ltd.	101,282	13,545
		21,421

TOTAL FINANCIALS		155,950

HEALTH CARE - 4.9%
Health Care Providers & Services - 2.3%
Cigna Corp.	40,600	9,069
CVS Health Corp.	136,100	10,915
		19,984
Pharmaceuticals - 2.6%
Allergan PLC	45,800	7,172
Jazz Pharmaceuticals PLC (a)	103,400	15,634
		22,806

TOTAL HEALTH CARE		42,790

INDUSTRIALS - 11.7%
Aerospace & Defense - 2.2%
Huntington Ingalls Industries, Inc.	56,100	12,090
United Technologies Corp.	54,600	6,652
		18,742
Airlines - 1.0%
American Airlines Group, Inc.	227,300	9,128
Commercial Services & Supplies - 1.3%
The Brink's Co.	156,900	11,112
Construction & Engineering - 1.5%
AECOM (a)	397,100	12,771
Machinery - 1.1%
WABCO Holdings, Inc. (a)	80,000	9,716
Professional Services - 0.9%
Nielsen Holdings PLC	291,900	7,931
Trading Companies & Distributors - 3.1%
AerCap Holdings NV (a)	206,537	10,920
Fortress Transportation & Infrastructure Investors LLC	356,800	5,677
HD Supply Holdings, Inc. (a)	267,900	10,689
		27,286
Transportation Infrastructure - 0.6%
Macquarie Infrastructure Co. LLC	123,800	5,162

TOTAL INDUSTRIALS		101,848

INFORMATION TECHNOLOGY - 9.2%
Communications Equipment - 0.6%
CommScope Holding Co., Inc. (a)	289,968	5,248
Electronic Equipment & Components - 0.6%
Flextronics International Ltd. (a)	538,400	4,711
IT Services - 4.8%
Cognizant Technology Solutions Corp. Class A	90,300	6,432
Conduent, Inc. (a)	557,400	7,146
DXC Technology Co.	114,100	7,193
First Data Corp. Class A (a)	459,240	8,762
Leidos Holdings, Inc.	185,600	11,693
		41,226
Semiconductors & Semiconductor Equipment - 1.7%
Broadcom, Inc.	32,300	7,668
NXP Semiconductors NV	89,200	7,437
		15,105
Software - 1.5%
Micro Focus International PLC	672,900	13,215

TOTAL INFORMATION TECHNOLOGY		79,505

MATERIALS - 7.8%
Chemicals - 5.5%
DowDuPont, Inc.	222,312	12,861
LyondellBasell Industries NV Class A	122,092	11,392
Nutrien Ltd.	228,400	11,765
Westlake Chemical Corp.	163,903	11,881
		47,899
Construction Materials - 0.8%
Eagle Materials, Inc.	98,600	7,198
Containers & Packaging - 1.5%
Crown Holdings, Inc. (a)	253,554	13,002

TOTAL MATERIALS		68,099

REAL ESTATE - 13.2%
Equity Real Estate Investment Trusts (REITs) - 12.1%
American Tower Corp.	145,808	23,990
Douglas Emmett, Inc.	305,000	11,261
Equinix, Inc.	40,800	15,719
Equity Lifestyle Properties, Inc.	168,100	16,731
National Retail Properties, Inc.	374,300	18,737
Public Storage	86,400	18,426
		104,864
Real Estate Management & Development - 1.1%
CBRE Group, Inc. (a)	225,300	9,841

TOTAL REAL ESTATE		114,705

UTILITIES - 7.2%
Electric Utilities - 2.6%
PPL Corp.	742,600	22,716
Multi-Utilities - 4.6%
Ameren Corp.	267,900	18,383
Sempra Energy	188,188	21,683
		40,066

TOTAL UTILITIES		62,782

TOTAL COMMON STOCKS
(Cost $846,811)		867,453

Money Market Funds - 1.8%
Fidelity Cash Central Fund, 2.27% (c)	1,920,988	1,921
Fidelity Securities Lending Cash Central Fund 2.27% (c)(d)	14,049,840	14,051
TOTAL MONEY MARKET FUNDS
(Cost $15,972)		15,972
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $862,783)		883,425
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(13,893)
NET ASSETS - 100%		$869,532

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$45
Fidelity Securities Lending Cash Central Fund	384
Total	$429

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$31,232	$31,232	$--	$--
Consumer Discretionary	105,892	105,892	--	--
Consumer Staples	44,204	34,063	10,141	--
Energy	60,446	60,446	--	--
Financials	155,950	155,950	--	--
Health Care	42,790	42,790	--	--
Industrials	101,848	101,848	--	--
Information Technology	79,505	66,290	13,215	--
Materials	68,099	68,099	--	--
Real Estate	114,705	114,705	--	--
Utilities	62,782	62,782	--	--
Money Market Funds	15,972	15,972	--	--
Total Investments in Securities:	$883,425	$860,069	$23,356	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.6%
United Kingdom	4.4%
Netherlands	3.4%
Canada	2.8%
Ireland	2.6%
Switzerland	1.6%
Sweden	1.1%
Others (Individually Less Than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $13,603) — See accompanying schedule: Unaffiliated issuers (cost $846,811)	$867,453
Fidelity Central Funds (cost $15,972)	15,972
Total Investment in Securities (cost $862,783)		$883,425
Receivable for investments sold		592
Receivable for fund shares sold		129
Dividends receivable		991
Distributions receivable from Fidelity Central Funds		6
Prepaid expenses		2
Other receivables		61
Total assets		885,206
Liabilities
Payable for fund shares redeemed	$1,052
Accrued management fee	196
Distribution and service plan fees payable	159
Other affiliated payables	161
Other payables and accrued expenses	51
Collateral on securities loaned	14,055
Total liabilities		15,674
Net Assets		$869,532
Net Assets consist of:
Paid in capital		$748,818
Total distributable earnings (loss)		120,714
Net Assets		$869,532
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($175,199 ÷ 5,233.4 shares)		$33.48
Maximum offering price per share (100/94.25 of $33.48)		$35.52
Class M:
Net Asset Value and redemption price per share ($225,326 ÷ 6,408.5 shares)		$35.16
Maximum offering price per share (100/96.50 of $35.16)		$36.44
Class C:
Net Asset Value and offering price per share ($34,318 ÷ 1,185.6 shares)(a)		$28.95
Fidelity Value Strategies Fund:
Net Asset Value, offering price and redemption price per share ($323,831 ÷ 8,295.8 shares)		$39.04
Class K:
Net Asset Value, offering price and redemption price per share ($49,240 ÷ 1,261.5 shares)		$39.03
Class I:
Net Asset Value, offering price and redemption price per share ($61,618 ÷ 1,681.5 shares)		$36.64

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$18,459
Income from Fidelity Central Funds		429
Total income		18,888
Expenses
Management fee
Basic fee	$5,438
Performance adjustment	(1,426)
Transfer agent fees	1,779
Distribution and service plan fees	2,180
Accounting and security lending fees	340
Custodian fees and expenses	24
Independent trustees' fees and expenses	5
Registration fees	104
Audit	69
Legal	36
Interest	11
Miscellaneous	6
Total expenses before reductions	8,566
Expense reductions	(124)
Total expenses after reductions		8,442
Net investment income (loss)		10,446
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	100,516
Fidelity Central Funds	(1)
Foreign currency transactions	(7)
Total net realized gain (loss)		100,508
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(168,177)
Total change in net unrealized appreciation (depreciation)		(168,177)
Net gain (loss)		(67,669)
Net increase (decrease) in net assets resulting from operations		$(57,223)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,446	$19,237
Net realized gain (loss)	100,508	81,495
Change in net unrealized appreciation (depreciation)	(168,177)	107,647
Net increase (decrease) in net assets resulting from operations	(57,223)	208,379
Distributions to shareholders	(87,063)	–
Distributions to shareholders from net investment income	–	(18,090)
Distributions to shareholders from net realized gain	–	(229,818)
Total distributions	(87,063)	(247,908)
Share transactions - net increase (decrease)	(102,890)	(206,873)
Total increase (decrease) in net assets	(247,176)	(246,402)
Net Assets
Beginning of period	1,116,708	1,363,110
End of period	$869,532	$1,116,708
Other Information
Undistributed net investment income end of period		$14,922

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Value Strategies Fund Class A

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$38.91	$40.25	$39.01	$38.91	$36.02
Income from Investment Operations
Net investment income (loss)A	.35	.60B	.56	.35	.25
Net realized and unrealized gain (loss)	(2.50)	6.13	1.09	.06	2.87
Total from investment operations	(2.15)	6.73	1.65	.41	3.12
Distributions from net investment income	(.51)	(.56)	(.40)	(.28)C	(.23)
Distributions from net realized gain	(2.77)	(7.52)	(.01)	(.03)C	–
Total distributions	(3.28)	(8.07)D	(.41)	(.31)	(.23)
Net asset value, end of period	$33.48	$38.91	$40.25	$39.01	$38.91
Total ReturnE,F	(6.16)%	19.84%	4.33%	1.07%	8.74%
Ratios to Average Net AssetsG,H
Expenses before reductions	.91%	.91%	.86%	.93%	.96%
Expenses net of fee waivers, if any	.91%	.91%	.86%	.93%	.96%
Expenses net of all reductions	.90%	.90%	.86%	.93%	.96%
Net investment income (loss)	.88%	1.64%B	1.48%	.89%	.68%
Supplemental Data
Net assets, end of period (in millions)	$175	$212	$203	$215	$233
Portfolio turnover rateI	72%	46%	121%	9%	6%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.29%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $8.07 per share is comprised of distributions from net investment income of $.555 and distributions from net realized gain of $7.517 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class M

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$40.69	$41.72	$40.40	$40.28	$37.28
Income from Investment Operations
Net investment income (loss)A	.28	.54B	.49	.28	.18
Net realized and unrealized gain (loss)	(2.63)	6.40	1.14	.06	2.98
Total from investment operations	(2.35)	6.94	1.63	.34	3.16
Distributions from net investment income	(.41)	(.46)	(.30)	(.19)C	(.16)
Distributions from net realized gain	(2.77)	(7.52)	(.01)	(.03)C	–
Total distributions	(3.18)	(7.97)D	(.31)	(.22)	(.16)
Net asset value, end of period	$35.16	$40.69	$41.72	$40.40	$40.28
Total ReturnE,F	(6.38)%	19.57%	4.11%	.86%	8.51%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.14%	1.13%	1.08%	1.15%	1.17%
Expenses net of fee waivers, if any	1.14%	1.13%	1.08%	1.14%	1.17%
Expenses net of all reductions	1.13%	1.13%	1.07%	1.14%	1.17%
Net investment income (loss)	.75%	1.42%B	1.27%	.68%	.47%
Supplemental Data
Net assets, end of period (in millions)	$225	$271	$263	$294	$324
Portfolio turnover rateI	72%	46%	121%	9%	6%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $7.97 per share is comprised of distributions from net investment income of $.456 and distributions from net realized gain of $7.517 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class C

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$34.09	$36.19	$35.12	$35.07	$32.52
Income from Investment Operations
Net investment income (loss)A	.06	.28B	.24	.05	(.03)
Net realized and unrealized gain (loss)	(2.16)	5.43	.97	.07	2.60
Total from investment operations	(2.10)	5.71	1.21	.12	2.57
Distributions from net investment income	(.27)	(.30)	(.13)	(.04)C	(.02)
Distributions from net realized gain	(2.77)	(7.52)	(.01)	(.03)C	–
Total distributions	(3.04)	(7.81)D	(.14)	(.07)	(.02)
Net asset value, end of period	$28.95	$34.09	$36.19	$35.12	$35.07
Total ReturnE,F	(6.89)%	18.97%	3.49%	.33%	7.91%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.68%	1.68%	1.63%	1.70%	1.72%
Expenses net of fee waivers, if any	1.68%	1.68%	1.63%	1.69%	1.72%
Expenses net of all reductions	1.67%	1.67%	1.63%	1.69%	1.72%
Net investment income (loss)	.21%	.87%B	.72%	.13%	(.08)%
Supplemental Data
Net assets, end of period (in millions)	$34	$46	$44	$49	$53
Portfolio turnover rateI	72%	46%	121%	9%	6%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .52%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $7.81 per share is comprised of distributions from net investment income of $.295 and distributions from net realized gain of $7.517 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$44.81	$45.17	$43.72	$43.56	$40.28
Income from Investment Operations
Net investment income (loss)A	.52	.81B	.76	.51	.40
Net realized and unrealized gain (loss)	(2.92)	7.01	1.21	.07	3.21
Total from investment operations	(2.40)	7.82	1.97	.58	3.61
Distributions from net investment income	(.61)	(.66)	(.51)	(.39)C	(.33)
Distributions from net realized gain	(2.77)	(7.52)	(.01)	(.03)C	–
Total distributions	(3.37)D	(8.18)	(.52)	(.42)	(.33)
Net asset value, end of period	$39.04	$44.81	$45.17	$43.72	$43.56
Total ReturnE	(5.89)%	20.18%	4.64%	1.35%	9.05%
Ratios to Average Net AssetsF,G
Expenses before reductions	.63%	.62%	.56%	.67%	.69%
Expenses net of fee waivers, if any	.63%	.62%	.56%	.67%	.69%
Expenses net of all reductions	.62%	.62%	.55%	.66%	.69%
Net investment income (loss)	1.26%	1.93%B	1.79%	1.16%	.95%
Supplemental Data
Net assets, end of period (in millions)	$324	$436	$713	$716	$786
Portfolio turnover rateH	72%	46%	121%	9%	6%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.15 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.57%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $3.37 per share is comprised of distributions from net investment income of $.608 and distributions from net realized gain of $2.765 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class K

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$44.82	$45.18	$43.74	$43.57	$40.28
Income from Investment Operations
Net investment income (loss)A	.58	.86B	.80	.58	.47
Net realized and unrealized gain (loss)	(2.93)	7.02	1.22	.07	3.20
Total from investment operations	(2.35)	7.88	2.02	.65	3.67
Distributions from net investment income	(.67)	(.72)	(.57)	(.45)C	(.38)
Distributions from net realized gain	(2.77)	(7.52)	(.01)	(.03)C	–
Total distributions	(3.44)	(8.24)	(.58)	(.48)	(.38)
Net asset value, end of period	$39.03	$44.82	$45.18	$43.74	$43.57
Total ReturnD	(5.80)%	20.36%	4.76%	1.51%	9.21%
Ratios to Average Net AssetsE,F
Expenses before reductions	.50%	.50%	.44%	.51%	.53%
Expenses net of fee waivers, if any	.50%	.50%	.44%	.51%	.53%
Expenses net of all reductions	.49%	.49%	.43%	.51%	.53%
Net investment income (loss)	1.39%	2.05%B	1.91%	1.31%	1.11%
Supplemental Data
Net assets, end of period (in millions)	$49	$79	$68	$72	$97
Portfolio turnover rateG	72%	46%	121%	9%	6%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.15 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.70%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class I

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$42.27	$43.07	$41.71	$41.57	$38.46
Income from Investment Operations
Net investment income (loss)A	.48	.74B	.70	.48	.37
Net realized and unrealized gain (loss)	(2.75)	6.64	1.15	.08	3.06
Total from investment operations	(2.27)	7.38	1.85	.56	3.43
Distributions from net investment income	(.59)	(.66)	(.48)	(.39)C	(.32)
Distributions from net realized gain	(2.77)	(7.52)	(.01)	(.03)C	–
Total distributions	(3.36)	(8.18)	(.49)	(.42)	(.32)
Net asset value, end of period	$36.64	$42.27	$43.07	$41.71	$41.57
Total ReturnD	(5.95)%	20.13%	4.57%	1.36%	9.01%
Ratios to Average Net AssetsE,F
Expenses before reductions	.67%	.67%	.61%	.68%	.71%
Expenses net of fee waivers, if any	.67%	.67%	.61%	.68%	.71%
Expenses net of all reductions	.66%	.66%	.61%	.68%	.71%
Net investment income (loss)	1.22%	1.88%B	1.74%	1.14%	.93%
Supplemental Data
Net assets, end of period (in millions)	$62	$72	$73	$65	$86
Portfolio turnover rateG	72%	46%	121%	9%	6%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.53%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Value Strategies Fund, Class K and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, deferred trustees compensation, partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$101,029
Gross unrealized depreciation	(80,500)
Net unrealized appreciation (depreciation)	$20,529
Tax Cost	$862,896

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,303
Undistributed long-term capital gain	$94,882
Net unrealized appreciation (depreciation) on securities and other investments	$20,529

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$66,957	$ 18,090
Long-term Capital Gains	20,106	229,818
Total	$87,063	$ 247,908

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $723,866 and $888,502, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Value Strategies Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .40% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$493	$11
Class M	.25%	.25%	1,271	38
Class C	.75%	.25%	416	17
			$2,180	$66

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares. For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$17
Class M	6
Class C(a)	3
$26

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIOOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$393.20
Class M	453.18
Class C	92.22
Fidelity Value Strategies Fund	666.17
Class K	28.05
Class I	147.21
	$1,779

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $20 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$10,746	1.85%	$11

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $384, including less than five hundred dollars from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $113 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Class A	$17,622	$–
Class M	21,054	–
Class C	4,061	–
Fidelity Value Strategies Fund	32,529	–
Class K	6,037	–
Class I	5,760	–
Total	$87,063	$–
From net investment income
Class A	$–	$2,766
Class M	–	2,831
Class C	–	357
Fidelity Value Strategies Fund	–	9,926
Class K	–	1,087
Class I	–	1,123
Total	$–	$18,090
From net realized gain
Class A	$–	$37,462
Class M	–	46,673
Class C	–	9,088
Fidelity Value Strategies Fund	–	112,547
Class K	–	11,298
Class I	–	12,750
Total	$–	$229,818

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018	Year ended November 30, 2017	Year ended November 30, 2018	Year ended November 30, 2017
Class A
Shares sold	218	296	$7,830	$10,638
Reinvestment of distributions	464	1,127	16,785	37,943
Shares redeemed	(892)	(1,026)	(32,019)	(36,865)
Net increase (decrease)	(210)	397	$(7,404)	$11,716
Class M
Shares sold	247	349	$9,286	$13,029
Reinvestment of distributions	516	1,294	19,633	45,666
Shares redeemed	(1,018)	(1,277)	(38,196)	(48,234)
Net increase (decrease)	(255)	366	$(9,277)	$10,461
Class C
Shares sold	86	89	$2,708	$2,827
Reinvestment of distributions	126	307	3,972	9,116
Shares redeemed	(378)	(264)	(11,722)	(8,379)
Net increase (decrease)	(166)	132	$(5,042)	$3,564
Fidelity Value Strategies Fund
Shares sold	505	1,169	$21,236	$50,402
Reinvestment of distributions	730	2,966	30,693	114,742
Shares redeemed	(2,665)	(10,188)	(111,070)	(409,648)
Net increase (decrease)	(1,430)	(6,053)	$(59,141)	$(244,504)
Class K
Shares sold	306	617	$12,927	$26,514
Reinvestment of distributions	144	321	6,037	12,384
Shares redeemed	(959)	(665)	(39,818)	(27,215)
Net increase (decrease)	(509)	273	$(20,854)	$11,683
Class I
Shares sold	248	459	$9,764	$17,823
Reinvestment of distributions	139	339	5,482	12,386
Shares redeemed	(420)	(774)	(16,418)	(30,001)
Net increase (decrease)	(33)	24	$(1,172)	$208

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 14, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Class A	.85%
Actual		$1,000.00	$948.20	$4.15
Hypothetical-C		$1,000.00	$1,020.81	$4.31
Class M	1.08%
Actual		$1,000.00	$947.20	$5.27
Hypothetical-C		$1,000.00	$1,019.65	$5.47
Class C	1.62%
Actual		$1,000.00	$944.80	$7.90
Hypothetical-C		$1,000.00	$1,016.95	$8.19
Fidelity Value Strategies Fund	.57%
Actual		$1,000.00	$949.60	$2.79
Hypothetical-C		$1,000.00	$1,022.21	$2.89
Class K	.43%
Actual		$1,000.00	$950.10	$2.10
Hypothetical-C		$1,000.00	$1,022.91	$2.18
Class I	.61%
Actual		$1,000.00	$949.20	$2.98
Hypothetical-C		$1,000.00	$1,022.01	$3.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Value Strategies Fund
Class A	12/27/18	12/26/18	$0.289	$4.040
Class M	12/27/18	12/26/18	$0.192	$4.040
Class C	12/27/18	12/26/18	$0.033	$4.040
Fidelity Value Strategies Fund	12/27/18	12/26/18	$0.378	$4.040
Class K	12/27/18	12/26/18	$0.436	$4.040
Class I	12/27/18	12/26/18	$0.368	$4.040

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $95,770,881, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Fidelity Value Strategies Fund, Class K, and Class I designate 24%, 25%, 26%, 23%, 22%, and 23% of the dividends distributed in December 2017, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Fidelity Value Strategies Fund, Class K, and Class I designate 27%, 28%, 30%, 26%, 26%, and 26% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Value Strategies Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

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SOI-K-ANN-0119
1.863336.110

Fidelity® Value Strategies Fund Annual Report November 30, 2018 Fidelity® Value Strategies Fund is a class of Fidelity Advisor® Value Strategies Fund

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Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Value Strategies Fund	(5.89)%	5.52%	15.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Strategies Fund, a class of the fund, on November 30, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

See (above) (previous page) for additional information regarding the performance of Fidelity® Value Strategies Fund.

Period Ending Values
$41,073	Fidelity® Value Strategies Fund
$39,883	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 6.27% for the 12 months ending November 30, 2018, as the U.S. equity bellwether declined sharply in October after climbing steadily beginning in May and achieving a record close in late September. Rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October alone, its largest monthly drop in roughly seven years, and then endured a highly volatile November in which it gained 2.04%. For the full year, growth stocks within the index maintained a sizable advantage over their value counterparts, extending a trend that began in early 2017. A number of economically sensitive sectors dropped to the bottom of the 12-month performance scale, with materials (-7%) and energy (-2%) faring worst, followed by industrials (-1%) and financials (0%). In contrast, the defensive-oriented health care sector gained about 16% to lead the way. Consumer discretionary and information technology were rattled in October but earlier strength resulted in each advancing roughly 13% for the full 12 months. The newly reconstituted communication services sector, which includes dividend-rich telecom stocks, rose about 4%. Real estate (+5%), consumer staples (+3%) and utilities (+2%) also advanced but lagged the broader market.

Comments from Portfolio Manager Matthew Friedman:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) returned roughly between -6% and -7%, lagging the -0.79% result of its benchmark, the Russell Midcap® Value Index. Growth stocks outperformed value stocks for most of the past 12 months, presenting a challenge for the fund, which tends to emphasize the latter style. Versus the benchmark, stock selection hurt the fund’s relative performance – particularly within the energy, financials and consumer staples sectors. Among individual stocks, untimely ownership of Spectrum Brands Holdings hurt the most. Spectrum’s product portfolio includes a number of well-known household brands, including Iams® pet food and car-care stalwart Armor All®. The stock declined this period partly due to consecutive quarters of disappointing earnings results. Notably, shares of Spectrum fell sharply in July after the firm announced the completion of its previously announced merger with HRG Group and hired a new CEO. Other notable detractors included the fund’s overweighted stake in Synchrony Financial and an out-of-index holding in British American Tobacco. Conversely, successful security selection in the real estate sector was a plus this period. An overweighting in single-tenant real estate property owner National Retail Properties was the fund’s top relative contributor. A non-index position in American Tower also added significant value. Real estate stocks generally benefited from investors’ rotation into areas of the market typically considered more-defensive as market volatility picked up later in the period, as well as company specific factors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2018

% of fund's net assets
American Tower Corp.	2.8
PPL Corp.	2.6
Sempra Energy	2.5
U.S. Bancorp	2.2
National Retail Properties, Inc.	2.2
Public Storage	2.1
Ameren Corp.	2.1
Wells Fargo & Co.	2.1
Equity Lifestyle Properties, Inc.	1.9
Synchrony Financial	1.9
22.4

Top Five Market Sectors as of November 30, 2018

% of fund's net assets
Financials	17.9
Real Estate	13.2
Consumer Discretionary	12.2
Industrials	11.7
Information Technology	9.2

Asset Allocation (% of fund's net assets)

As of November 30, 2018 *
Stocks	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 17.4%

Schedule of Investments November 30, 2018

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value (000s)
COMMUNICATION SERVICES - 3.6%
Media - 3.6%
Discovery Communications, Inc. Class A (a)(b)	214,500	$6,589
GCI Liberty, Inc. (a)	212,100	10,153
Liberty Global PLC Class C (a)	300,900	7,309
Nexstar Broadcasting Group, Inc. Class A	86,900	7,181
		31,232
CONSUMER DISCRETIONARY - 12.2%
Distributors - 0.6%
LKQ Corp. (a)	189,500	5,276
Diversified Consumer Services - 1.1%
Houghton Mifflin Harcourt Co. (a)	931,956	9,273
Hotels, Restaurants & Leisure - 4.0%
Eldorado Resorts, Inc. (a)	262,400	11,540
The Stars Group, Inc. (a)	435,200	8,604
U.S. Foods Holding Corp. (a)	452,600	15,017
		35,161
Household Durables - 2.1%
D.R. Horton, Inc.	263,200	9,796
Mohawk Industries, Inc. (a)	62,900	8,055
		17,851
Internet & Direct Marketing Retail - 0.8%
Liberty Interactive Corp. QVC Group Series A (a)	331,300	7,361
Leisure Products - 1.0%
Mattel, Inc. (a)(b)	628,300	8,733
Multiline Retail - 1.6%
Dollar Tree, Inc. (a)	158,400	13,744
Specialty Retail - 1.0%
Lowe's Companies, Inc.	90,000	8,493

TOTAL CONSUMER DISCRETIONARY		105,892

CONSUMER STAPLES - 5.1%
Food Products - 2.3%
Conagra Brands, Inc.	129,700	4,194
Darling International, Inc. (a)	714,522	15,634
		19,828
Household Products - 1.0%
Spectrum Brands Holdings, Inc.	182,700	9,022
Personal Products - 0.6%
Coty, Inc. Class A	625,000	5,213
Tobacco - 1.2%
British American Tobacco PLC (United Kingdom)	289,642	10,141

TOTAL CONSUMER STAPLES		44,204

ENERGY - 7.0%
Energy Equipment & Services - 0.7%
Baker Hughes, a GE Co. Class A	252,300	5,757
Oil, Gas & Consumable Fuels - 6.3%
Anadarko Petroleum Corp.	198,516	10,501
Cheniere Energy, Inc. (a)	195,600	11,955
Encana Corp.	676,100	4,554
Lundin Petroleum AB	344,300	9,058
Noble Energy, Inc.	486,500	11,550
Valero Energy Corp.	88,500	7,071
		54,689

TOTAL ENERGY		60,446

FINANCIALS - 17.9%
Banks - 4.3%
U.S. Bancorp	359,384	19,572
Wells Fargo & Co.	332,770	18,063
		37,635
Capital Markets - 7.0%
Ameriprise Financial, Inc.	83,900	10,886
Apollo Global Management LLC Class A	454,450	12,811
Ares Management Corp.	157,900	3,543
Invesco Ltd.	367,800	7,485
State Street Corp.	146,900	10,727
The Blackstone Group LP	457,400	15,428
		60,880
Consumer Finance - 3.9%
OneMain Holdings, Inc. (a)	317,300	9,287
SLM Corp. (a)	798,000	8,195
Synchrony Financial	633,413	16,456
		33,938
Diversified Financial Services - 0.2%
Donnelley Financial Solutions, Inc. (a)	124,610	2,076
Insurance - 2.5%
American International Group, Inc.	182,100	7,876
Chubb Ltd.	101,282	13,545
		21,421

TOTAL FINANCIALS		155,950

HEALTH CARE - 4.9%
Health Care Providers & Services - 2.3%
Cigna Corp.	40,600	9,069
CVS Health Corp.	136,100	10,915
		19,984
Pharmaceuticals - 2.6%
Allergan PLC	45,800	7,172
Jazz Pharmaceuticals PLC (a)	103,400	15,634
		22,806

TOTAL HEALTH CARE		42,790

INDUSTRIALS - 11.7%
Aerospace & Defense - 2.2%
Huntington Ingalls Industries, Inc.	56,100	12,090
United Technologies Corp.	54,600	6,652
		18,742
Airlines - 1.0%
American Airlines Group, Inc.	227,300	9,128
Commercial Services & Supplies - 1.3%
The Brink's Co.	156,900	11,112
Construction & Engineering - 1.5%
AECOM (a)	397,100	12,771
Machinery - 1.1%
WABCO Holdings, Inc. (a)	80,000	9,716
Professional Services - 0.9%
Nielsen Holdings PLC	291,900	7,931
Trading Companies & Distributors - 3.1%
AerCap Holdings NV (a)	206,537	10,920
Fortress Transportation & Infrastructure Investors LLC	356,800	5,677
HD Supply Holdings, Inc. (a)	267,900	10,689
		27,286
Transportation Infrastructure - 0.6%
Macquarie Infrastructure Co. LLC	123,800	5,162

TOTAL INDUSTRIALS		101,848

INFORMATION TECHNOLOGY - 9.2%
Communications Equipment - 0.6%
CommScope Holding Co., Inc. (a)	289,968	5,248
Electronic Equipment & Components - 0.6%
Flextronics International Ltd. (a)	538,400	4,711
IT Services - 4.8%
Cognizant Technology Solutions Corp. Class A	90,300	6,432
Conduent, Inc. (a)	557,400	7,146
DXC Technology Co.	114,100	7,193
First Data Corp. Class A (a)	459,240	8,762
Leidos Holdings, Inc.	185,600	11,693
		41,226
Semiconductors & Semiconductor Equipment - 1.7%
Broadcom, Inc.	32,300	7,668
NXP Semiconductors NV	89,200	7,437
		15,105
Software - 1.5%
Micro Focus International PLC	672,900	13,215

TOTAL INFORMATION TECHNOLOGY		79,505

MATERIALS - 7.8%
Chemicals - 5.5%
DowDuPont, Inc.	222,312	12,861
LyondellBasell Industries NV Class A	122,092	11,392
Nutrien Ltd.	228,400	11,765
Westlake Chemical Corp.	163,903	11,881
		47,899
Construction Materials - 0.8%
Eagle Materials, Inc.	98,600	7,198
Containers & Packaging - 1.5%
Crown Holdings, Inc. (a)	253,554	13,002

TOTAL MATERIALS		68,099

REAL ESTATE - 13.2%
Equity Real Estate Investment Trusts (REITs) - 12.1%
American Tower Corp.	145,808	23,990
Douglas Emmett, Inc.	305,000	11,261
Equinix, Inc.	40,800	15,719
Equity Lifestyle Properties, Inc.	168,100	16,731
National Retail Properties, Inc.	374,300	18,737
Public Storage	86,400	18,426
		104,864
Real Estate Management & Development - 1.1%
CBRE Group, Inc. (a)	225,300	9,841

TOTAL REAL ESTATE		114,705

UTILITIES - 7.2%
Electric Utilities - 2.6%
PPL Corp.	742,600	22,716
Multi-Utilities - 4.6%
Ameren Corp.	267,900	18,383
Sempra Energy	188,188	21,683
		40,066

TOTAL UTILITIES		62,782

TOTAL COMMON STOCKS
(Cost $846,811)		867,453

Money Market Funds - 1.8%
Fidelity Cash Central Fund, 2.27% (c)	1,920,988	1,921
Fidelity Securities Lending Cash Central Fund 2.27% (c)(d)	14,049,840	14,051
TOTAL MONEY MARKET FUNDS
(Cost $15,972)		15,972
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $862,783)		883,425
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(13,893)
NET ASSETS - 100%		$869,532

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$45
Fidelity Securities Lending Cash Central Fund	384
Total	$429

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$31,232	$31,232	$--	$--
Consumer Discretionary	105,892	105,892	--	--
Consumer Staples	44,204	34,063	10,141	--
Energy	60,446	60,446	--	--
Financials	155,950	155,950	--	--
Health Care	42,790	42,790	--	--
Industrials	101,848	101,848	--	--
Information Technology	79,505	66,290	13,215	--
Materials	68,099	68,099	--	--
Real Estate	114,705	114,705	--	--
Utilities	62,782	62,782	--	--
Money Market Funds	15,972	15,972	--	--
Total Investments in Securities:	$883,425	$860,069	$23,356	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.6%
United Kingdom	4.4%
Netherlands	3.4%
Canada	2.8%
Ireland	2.6%
Switzerland	1.6%
Sweden	1.1%
Others (Individually Less Than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2018
Assets
Investment in securities, at value (including securities loaned of $13,603) — See accompanying schedule: Unaffiliated issuers (cost $846,811)	$867,453
Fidelity Central Funds (cost $15,972)	15,972
Total Investment in Securities (cost $862,783)		$883,425
Receivable for investments sold		592
Receivable for fund shares sold		129
Dividends receivable		991
Distributions receivable from Fidelity Central Funds		6
Prepaid expenses		2
Other receivables		61
Total assets		885,206
Liabilities
Payable for fund shares redeemed	$1,052
Accrued management fee	196
Distribution and service plan fees payable	159
Other affiliated payables	161
Other payables and accrued expenses	51
Collateral on securities loaned	14,055
Total liabilities		15,674
Net Assets		$869,532
Net Assets consist of:
Paid in capital		$748,818
Total distributable earnings (loss)		120,714
Net Assets		$869,532
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($175,199 ÷ 5,233.4 shares)		$33.48
Maximum offering price per share (100/94.25 of $33.48)		$35.52
Class M:
Net Asset Value and redemption price per share ($225,326 ÷ 6,408.5 shares)		$35.16
Maximum offering price per share (100/96.50 of $35.16)		$36.44
Class C:
Net Asset Value and offering price per share ($34,318 ÷ 1,185.6 shares)(a)		$28.95
Fidelity Value Strategies Fund:
Net Asset Value, offering price and redemption price per share ($323,831 ÷ 8,295.8 shares)		$39.04
Class K:
Net Asset Value, offering price and redemption price per share ($49,240 ÷ 1,261.5 shares)		$39.03
Class I:
Net Asset Value, offering price and redemption price per share ($61,618 ÷ 1,681.5 shares)		$36.64

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2018
Investment Income
Dividends		$18,459
Income from Fidelity Central Funds		429
Total income		18,888
Expenses
Management fee
Basic fee	$5,438
Performance adjustment	(1,426)
Transfer agent fees	1,779
Distribution and service plan fees	2,180
Accounting and security lending fees	340
Custodian fees and expenses	24
Independent trustees' fees and expenses	5
Registration fees	104
Audit	69
Legal	36
Interest	11
Miscellaneous	6
Total expenses before reductions	8,566
Expense reductions	(124)
Total expenses after reductions		8,442
Net investment income (loss)		10,446
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	100,516
Fidelity Central Funds	(1)
Foreign currency transactions	(7)
Total net realized gain (loss)		100,508
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(168,177)
Total change in net unrealized appreciation (depreciation)		(168,177)
Net gain (loss)		(67,669)
Net increase (decrease) in net assets resulting from operations		$(57,223)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2018	Year ended November 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,446	$19,237
Net realized gain (loss)	100,508	81,495
Change in net unrealized appreciation (depreciation)	(168,177)	107,647
Net increase (decrease) in net assets resulting from operations	(57,223)	208,379
Distributions to shareholders	(87,063)	–
Distributions to shareholders from net investment income	–	(18,090)
Distributions to shareholders from net realized gain	–	(229,818)
Total distributions	(87,063)	(247,908)
Share transactions - net increase (decrease)	(102,890)	(206,873)
Total increase (decrease) in net assets	(247,176)	(246,402)
Net Assets
Beginning of period	1,116,708	1,363,110
End of period	$869,532	$1,116,708
Other Information
Undistributed net investment income end of period		$14,922

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Value Strategies Fund Class A

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$38.91	$40.25	$39.01	$38.91	$36.02
Income from Investment Operations
Net investment income (loss)A	.35	.60B	.56	.35	.25
Net realized and unrealized gain (loss)	(2.50)	6.13	1.09	.06	2.87
Total from investment operations	(2.15)	6.73	1.65	.41	3.12
Distributions from net investment income	(.51)	(.56)	(.40)	(.28)C	(.23)
Distributions from net realized gain	(2.77)	(7.52)	(.01)	(.03)C	–
Total distributions	(3.28)	(8.07)D	(.41)	(.31)	(.23)
Net asset value, end of period	$33.48	$38.91	$40.25	$39.01	$38.91
Total ReturnE,F	(6.16)%	19.84%	4.33%	1.07%	8.74%
Ratios to Average Net AssetsG,H
Expenses before reductions	.91%	.91%	.86%	.93%	.96%
Expenses net of fee waivers, if any	.91%	.91%	.86%	.93%	.96%
Expenses net of all reductions	.90%	.90%	.86%	.93%	.96%
Net investment income (loss)	.88%	1.64%B	1.48%	.89%	.68%
Supplemental Data
Net assets, end of period (in millions)	$175	$212	$203	$215	$233
Portfolio turnover rateI	72%	46%	121%	9%	6%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.29%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $8.07 per share is comprised of distributions from net investment income of $.555 and distributions from net realized gain of $7.517 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class M

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$40.69	$41.72	$40.40	$40.28	$37.28
Income from Investment Operations
Net investment income (loss)A	.28	.54B	.49	.28	.18
Net realized and unrealized gain (loss)	(2.63)	6.40	1.14	.06	2.98
Total from investment operations	(2.35)	6.94	1.63	.34	3.16
Distributions from net investment income	(.41)	(.46)	(.30)	(.19)C	(.16)
Distributions from net realized gain	(2.77)	(7.52)	(.01)	(.03)C	–
Total distributions	(3.18)	(7.97)D	(.31)	(.22)	(.16)
Net asset value, end of period	$35.16	$40.69	$41.72	$40.40	$40.28
Total ReturnE,F	(6.38)%	19.57%	4.11%	.86%	8.51%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.14%	1.13%	1.08%	1.15%	1.17%
Expenses net of fee waivers, if any	1.14%	1.13%	1.08%	1.14%	1.17%
Expenses net of all reductions	1.13%	1.13%	1.07%	1.14%	1.17%
Net investment income (loss)	.75%	1.42%B	1.27%	.68%	.47%
Supplemental Data
Net assets, end of period (in millions)	$225	$271	$263	$294	$324
Portfolio turnover rateI	72%	46%	121%	9%	6%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.13 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.06%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $7.97 per share is comprised of distributions from net investment income of $.456 and distributions from net realized gain of $7.517 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class C

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$34.09	$36.19	$35.12	$35.07	$32.52
Income from Investment Operations
Net investment income (loss)A	.06	.28B	.24	.05	(.03)
Net realized and unrealized gain (loss)	(2.16)	5.43	.97	.07	2.60
Total from investment operations	(2.10)	5.71	1.21	.12	2.57
Distributions from net investment income	(.27)	(.30)	(.13)	(.04)C	(.02)
Distributions from net realized gain	(2.77)	(7.52)	(.01)	(.03)C	–
Total distributions	(3.04)	(7.81)D	(.14)	(.07)	(.02)
Net asset value, end of period	$28.95	$34.09	$36.19	$35.12	$35.07
Total ReturnE,F	(6.89)%	18.97%	3.49%	.33%	7.91%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.68%	1.68%	1.63%	1.70%	1.72%
Expenses net of fee waivers, if any	1.68%	1.68%	1.63%	1.69%	1.72%
Expenses net of all reductions	1.67%	1.67%	1.63%	1.69%	1.72%
Net investment income (loss)	.21%	.87%B	.72%	.13%	(.08)%
Supplemental Data
Net assets, end of period (in millions)	$34	$46	$44	$49	$53
Portfolio turnover rateI	72%	46%	121%	9%	6%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.11 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .52%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $7.81 per share is comprised of distributions from net investment income of $.295 and distributions from net realized gain of $7.517 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$44.81	$45.17	$43.72	$43.56	$40.28
Income from Investment Operations
Net investment income (loss)A	.52	.81B	.76	.51	.40
Net realized and unrealized gain (loss)	(2.92)	7.01	1.21	.07	3.21
Total from investment operations	(2.40)	7.82	1.97	.58	3.61
Distributions from net investment income	(.61)	(.66)	(.51)	(.39)C	(.33)
Distributions from net realized gain	(2.77)	(7.52)	(.01)	(.03)C	–
Total distributions	(3.37)D	(8.18)	(.52)	(.42)	(.33)
Net asset value, end of period	$39.04	$44.81	$45.17	$43.72	$43.56
Total ReturnE	(5.89)%	20.18%	4.64%	1.35%	9.05%
Ratios to Average Net AssetsF,G
Expenses before reductions	.63%	.62%	.56%	.67%	.69%
Expenses net of fee waivers, if any	.63%	.62%	.56%	.67%	.69%
Expenses net of all reductions	.62%	.62%	.55%	.66%	.69%
Net investment income (loss)	1.26%	1.93%B	1.79%	1.16%	.95%
Supplemental Data
Net assets, end of period (in millions)	$324	$436	$713	$716	$786
Portfolio turnover rateH	72%	46%	121%	9%	6%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.15 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.57%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $3.37 per share is comprised of distributions from net investment income of $.608 and distributions from net realized gain of $2.765 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class K

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$44.82	$45.18	$43.74	$43.57	$40.28
Income from Investment Operations
Net investment income (loss)A	.58	.86B	.80	.58	.47
Net realized and unrealized gain (loss)	(2.93)	7.02	1.22	.07	3.20
Total from investment operations	(2.35)	7.88	2.02	.65	3.67
Distributions from net investment income	(.67)	(.72)	(.57)	(.45)C	(.38)
Distributions from net realized gain	(2.77)	(7.52)	(.01)	(.03)C	–
Total distributions	(3.44)	(8.24)	(.58)	(.48)	(.38)
Net asset value, end of period	$39.03	$44.82	$45.18	$43.74	$43.57
Total ReturnD	(5.80)%	20.36%	4.76%	1.51%	9.21%
Ratios to Average Net AssetsE,F
Expenses before reductions	.50%	.50%	.44%	.51%	.53%
Expenses net of fee waivers, if any	.50%	.50%	.44%	.51%	.53%
Expenses net of all reductions	.49%	.49%	.43%	.51%	.53%
Net investment income (loss)	1.39%	2.05%B	1.91%	1.31%	1.11%
Supplemental Data
Net assets, end of period (in millions)	$49	$79	$68	$72	$97
Portfolio turnover rateG	72%	46%	121%	9%	6%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.15 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.70%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class I

Years ended November 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$42.27	$43.07	$41.71	$41.57	$38.46
Income from Investment Operations
Net investment income (loss)A	.48	.74B	.70	.48	.37
Net realized and unrealized gain (loss)	(2.75)	6.64	1.15	.08	3.06
Total from investment operations	(2.27)	7.38	1.85	.56	3.43
Distributions from net investment income	(.59)	(.66)	(.48)	(.39)C	(.32)
Distributions from net realized gain	(2.77)	(7.52)	(.01)	(.03)C	–
Total distributions	(3.36)	(8.18)	(.49)	(.42)	(.32)
Net asset value, end of period	$36.64	$42.27	$43.07	$41.71	$41.57
Total ReturnD	(5.95)%	20.13%	4.57%	1.36%	9.01%
Ratios to Average Net AssetsE,F
Expenses before reductions	.67%	.67%	.61%	.68%	.71%
Expenses net of fee waivers, if any	.67%	.67%	.61%	.68%	.71%
Expenses net of all reductions	.66%	.66%	.61%	.68%	.71%
Net investment income (loss)	1.22%	1.88%B	1.74%	1.14%	.93%
Supplemental Data
Net assets, end of period (in millions)	$62	$72	$73	$65	$86
Portfolio turnover rateG	72%	46%	121%	9%	6%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.14 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.53%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Value Strategies Fund, Class K and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, deferred trustees compensation, partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$101,029
Gross unrealized depreciation	(80,500)
Net unrealized appreciation (depreciation)	$20,529
Tax Cost	$862,896

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,303
Undistributed long-term capital gain	$94,882
Net unrealized appreciation (depreciation) on securities and other investments	$20,529

The tax character of distributions paid was as follows:

	November 30, 2018	November 30, 2017
Ordinary Income	$66,957	$ 18,090
Long-term Capital Gains	20,106	229,818
Total	$87,063	$ 247,908

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $723,866 and $888,502, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Value Strategies Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .40% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$493	$11
Class M	.25%	.25%	1,271	38
Class C	.75%	.25%	416	17
			$2,180	$66

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares. For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$17
Class M	6
Class C(a)	3
$26

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIOOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$393.20
Class M	453.18
Class C	92.22
Fidelity Value Strategies Fund	666.17
Class K	28.05
Class I	147.21
	$1,779

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $20 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$10,746	1.85%	$11

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $384, including less than five hundred dollars from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $113 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2018	Year ended November 30, 2017
Distributions to shareholders
Class A	$17,622	$–
Class M	21,054	–
Class C	4,061	–
Fidelity Value Strategies Fund	32,529	–
Class K	6,037	–
Class I	5,760	–
Total	$87,063	$–
From net investment income
Class A	$–	$2,766
Class M	–	2,831
Class C	–	357
Fidelity Value Strategies Fund	–	9,926
Class K	–	1,087
Class I	–	1,123
Total	$–	$18,090
From net realized gain
Class A	$–	$37,462
Class M	–	46,673
Class C	–	9,088
Fidelity Value Strategies Fund	–	112,547
Class K	–	11,298
Class I	–	12,750
Total	$–	$229,818

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2018	Year ended November 30, 2017	Year ended November 30, 2018	Year ended November 30, 2017
Class A
Shares sold	218	296	$7,830	$10,638
Reinvestment of distributions	464	1,127	16,785	37,943
Shares redeemed	(892)	(1,026)	(32,019)	(36,865)
Net increase (decrease)	(210)	397	$(7,404)	$11,716
Class M
Shares sold	247	349	$9,286	$13,029
Reinvestment of distributions	516	1,294	19,633	45,666
Shares redeemed	(1,018)	(1,277)	(38,196)	(48,234)
Net increase (decrease)	(255)	366	$(9,277)	$10,461
Class C
Shares sold	86	89	$2,708	$2,827
Reinvestment of distributions	126	307	3,972	9,116
Shares redeemed	(378)	(264)	(11,722)	(8,379)
Net increase (decrease)	(166)	132	$(5,042)	$3,564
Fidelity Value Strategies Fund
Shares sold	505	1,169	$21,236	$50,402
Reinvestment of distributions	730	2,966	30,693	114,742
Shares redeemed	(2,665)	(10,188)	(111,070)	(409,648)
Net increase (decrease)	(1,430)	(6,053)	$(59,141)	$(244,504)
Class K
Shares sold	306	617	$12,927	$26,514
Reinvestment of distributions	144	321	6,037	12,384
Shares redeemed	(959)	(665)	(39,818)	(27,215)
Net increase (decrease)	(509)	273	$(20,854)	$11,683
Class I
Shares sold	248	459	$9,764	$17,823
Reinvestment of distributions	139	339	5,482	12,386
Shares redeemed	(420)	(774)	(16,418)	(30,001)
Net increase (decrease)	(33)	24	$(1,172)	$208

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 14, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 281 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 to November 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee, which was eliminated effective August 1, 2018, is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period-B June 1, 2018 to November 30, 2018
Class A	.85%
Actual		$1,000.00	$948.20	$4.15
Hypothetical-C		$1,000.00	$1,020.81	$4.31
Class M	1.08%
Actual		$1,000.00	$947.20	$5.27
Hypothetical-C		$1,000.00	$1,019.65	$5.47
Class C	1.62%
Actual		$1,000.00	$944.80	$7.90
Hypothetical-C		$1,000.00	$1,016.95	$8.19
Fidelity Value Strategies Fund	.57%
Actual		$1,000.00	$949.60	$2.79
Hypothetical-C		$1,000.00	$1,022.21	$2.89
Class K	.43%
Actual		$1,000.00	$950.10	$2.10
Hypothetical-C		$1,000.00	$1,022.91	$2.18
Class I	.61%
Actual		$1,000.00	$949.20	$2.98
Hypothetical-C		$1,000.00	$1,022.01	$3.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Value Strategies Fund
Class A	12/27/18	12/26/18	$0.289	$4.040
Class M	12/27/18	12/26/18	$0.192	$4.040
Class C	12/27/18	12/26/18	$0.033	$4.040
Fidelity Value Strategies Fund	12/27/18	12/26/18	$0.378	$4.040
Class K	12/27/18	12/26/18	$0.436	$4.040
Class I	12/27/18	12/26/18	$0.368	$4.040

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2018, $95,770,881, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Fidelity Value Strategies Fund, Class K, and Class I designate 24%, 25%, 26%, 23%, 22%, and 23% of the dividends distributed in December 2017, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Fidelity Value Strategies Fund, Class K, and Class I designate 27%, 28%, 30%, 26%, 26%, and 26% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Advisor Value Strategies Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SOI-ANN-0119
1.539183.121

Item 2.

Code of Ethics

As of the end of the period, November 30, 2018, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Series Growth Opportunities Fund, Fidelity Advisor Stock Selector Mid Cap Fund, and Fidelity Advisor Value Strategies Fund (the “Funds”):

Services Billed by Deloitte Entities

November 30, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$50,000	$100	$6,300	$1,400
Fidelity Advisor Equity Income Fund	$47,000	$100	$7,500	$1,400
Fidelity Advisor Equity Value Fund	$45,000	$100	$6,600	$1,300
Fidelity Advisor Growth & Income Fund	$46,000	$100	$5,300	$1,300
Fidelity Advisor Growth Opportunities Fund	$54,000	$100	$6,100	$1,600
Fidelity Advisor Large Cap Fund	$48,000	$100	$5,000	$1,300
Fidelity Advisor Series Growth Opportunities Fund	$51,000	$100	$6,100	$1,500
Fidelity Advisor Stock Selector Mid Cap Fund	$46,000	$100	$5,100	$1,300
Fidelity Advisor Value Strategies Fund	$46,000	$100	$7,100	$1,400

November 30, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$52,000	$100	$6,400	$1,400
Fidelity Advisor Equity Income Fund	$47,000	$100	$7,200	$1,300
Fidelity Advisor Equity Value Fund	$54,000	$100	$6,700	$1,400
Fidelity Advisor Growth & Income Fund	$48,000	$100	$5,400	$1,300
Fidelity Advisor Growth Opportunities Fund	$54,000	$100	$6,200	$1,500
Fidelity Advisor Large Cap Fund	$51,000	$100	$5,400	$1,300
Fidelity Advisor Series Growth Opportunities Fund	$51,000	$100	$6,400	$1,400
Fidelity Advisor Stock Selector Mid Cap Fund	$46,000	$100	$5,200	$1,300
Fidelity Advisor Value Strategies Fund	$46,000	$100	$7,200	$1,300

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Series Equity Growth Fund, Fidelity Advisor Series Small Cap Fund, and Fidelity Advisor Small Cap Fund (the “Funds”):

Services Billed by PwC

November 30, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$54,000	$4,600	$3,300	$2,300
Fidelity Advisor Series Equity Growth Fund	$31,000	$2,700	$2,600	$1,300
Fidelity Advisor Series Small Cap Fund	$42,000	$3,600	$3,300	$1,800
Fidelity Advisor Small Cap Fund	$44,000	$3,800	$3,300	$1,900

November 30, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$54,000	$4,900	$3,700	$2,400
Fidelity Advisor Series Equity Growth Fund	$31,000	$2,900	$3,000	$1,400
Fidelity Advisor Series Small Cap Fund	$43,000	$3,900	$3,700	$1,900
Fidelity Advisor Small Cap Fund	$45,000	$4,100	$3,700	$2,000

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	November 30, 2018A	November 30, 2017A
Audit-Related Fees	$290,000	$-
Tax Fees	$5,000	$25,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	November 30, 2018A	November 30, 2017A
Audit-Related Fees	$7,745,000	$9,220,000
Tax Fees	$20,000	$150,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2018A	November 30, 2017A
Deloitte Entities	$825,000	$365,000
PwC	$10,975,000	$11,715,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) for each Fund provide reasonable assurances that material information relating to such Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in a Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, a Fund’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 24, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	January 24, 2019